1933 Act File No. 333-40455

1940 Act File No. 811-08495

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 30, 2016

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 200	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 201	☒
(Check appropriate box or boxes)

NATIONWIDE MUTUAL FUNDS

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1000 CONTINENTAL DRIVE, SUITE 400

KING OF PRUSSIA, PENNSYLVANIA 19406

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

Registrant’s Telephone Number, including Area Code: (610) 230-2800

Send Copies of Communications to:

ALLAN J. OSTER, ESQ.	PRUFESH R. MODERA, ESQ.
1000 CONTINENTAL DRIVE, SUITE 400	STRADLEY RONON STEVENS & YOUNG, LLP
KING OF PRUSSIA, PENNSYLVANIA 19406	1250 CONNECTICUT AVENUE, N.W., SUITE 500
(NAME AND ADDRESS OF AGENT FOR SERVICE)	WASHINGTON, DC 20036

It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	On [date] pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment Nos. 200/201 relates only to the Nationwide Bond Index Fund, the Nationwide International Index Fund, the Nationwide Mid Cap Market Index Fund, the Nationwide Small Cap Index Fund and the Nationwide Inflation-Protected Securities Fund, each a series of the Registrant. No other information relating to any other series of the Registrant is amended or superseded hereby.

INDEX FUNDS

Prospectus  [                ], 2016

Fund and Class	Ticker
Nationwide Bond Index Fund Class A	GBIAX
Nationwide Bond Index Fund Class C	GBICX
Nationwide Bond Index Fund Class R	n/a
Nationwide Bond Index Fund Institutional Class	GBXIX
Nationwide Bond Index Fund Institutional Service Class	NWXOX
Nationwide International Index Fund Class A	GIIAX
Nationwide International Index Fund Class C	GIICX
Nationwide International Index Fund Class R	GIIRX
Nationwide International Index Fund Institutional Class	GIXIX
Nationwide International Index Fund Institutional Service Class	NWXPX
Nationwide Mid Cap Market Index Fund Class A	GMXAX
Nationwide Mid Cap Market Index Fund Class C	GMCCX
Nationwide Mid Cap Market Index Fund Class R	GMXRX
Nationwide Mid Cap Market Index Fund Institutional Class	GMXIX
Nationwide Mid Cap Market Index Fund Institutional Service Class	NWXQX
Nationwide Small Cap Index Fund Class A	GMRAX
Nationwide Small Cap Index Fund Class C	GMRCX
Nationwide Small Cap Index Fund Class R	GMSRX
Nationwide Small Cap Index Fund Institutional Class	GMRIX
Nationwide Small Cap Index Fund Institutional Service Class	NWXRX

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

nationwide.com/mutualfunds

TABLE OF CONTENTS

2	Fund Summaries
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide Small Cap Index Fund

15	How the Funds Invest
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide Small Cap Index Fund

20	Risks of Investing in the Funds

24	Fund Management

26	Investing with Nationwide Funds
Choosing a Share Class
Sales Charges and Fees
Revenue Sharing
Contacting Nationwide Funds
Fund Transactions
Buying Shares
Exchanging Shares
Selling Shares
Excessive or Short-Term Trading
Additional Information about Fees and Expenses

37	Distributions and Taxes

39	Manager-of-Managers Structure

39	Additional Information

40	Financial Highlights

1

FUND SUMMARY: NATIONWIDE BOND INDEX FUND

Objective

The Fund seeks to match the performance of the Barclays U.S. Aggregate Bond Index (“Aggregate Bond Index”) as closely as possible before the deduction of Fund expenses.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 26 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 117 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	0.50%	None	None
Other Expenses	0.22%	0.15%	0.31%	0.06%	0.31%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.68%	1.36%	1.02%	0.27%	0.52%

2

FUND SUMMARY: NATIONWIDE BOND INDEX FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$293	$438	$595	$1,052
Class C shares	238	431	745	1,635
Class R shares	104	325	563	1,248
Institutional Class shares	28	87	152	343
Institutional Service Class shares	53	167	291	653

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$138	$431	$745	$1,635

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 297.27% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the Aggregate Bond Index before the deduction of Fund expenses. The Aggregate Bond Index represents a wide spectrum of public, investment-grade, fixed-income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed securities. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of bonds and other fixed-income securities that are included in or correlated with the Aggregate Bond Index. The Fund does not necessarily invest in all of the bonds in the index, or in the same weightings. The Fund may invest in bonds not included in the Aggregate Bond Index which are selected to reflect characteristics such as maturity, duration, or credit quality similar to the Aggregate Bond Index. The Fund also may trade securities in segments of the portfolio to the extent necessary to closely mirror the duration of corresponding segments of the Index. As a result, the Fund may have different levels of interest rate, credit or prepayment risks from the levels of risks in the index. In addition, the Fund may have a higher portfolio turnover rate than that of other “index” funds.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility, increased redemptions and the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of a bond.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can only sell its portfolio securities or instruments at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Mortgage-backed securities risk – mortgage-backed securities generally are subject to the same types of risk that apply to

3

FUND SUMMARY: NATIONWIDE BOND INDEX FUND (cont.)

other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.

Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index may be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The price of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs, may adversely impact the Fund’s performance, and may result in higher taxes when Fund shares are held in a taxable account.

Loss of money is a risk of investing in the Fund.

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best Quarter:    4.24% – 4th qtr. of 2008

Worst Quarter:    -2.56% – 2nd qtr. of 2013

Year-to-date total return as of September 30, 2016:         %

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Performance returns for Class A shares reflect a front-end sales charge of 5.75% that applied through February 28, 2011 and a front-end sales charge of 4.25% that applied from that date through October 28, 2013, after which it was reduced to 2.25%.

The inception date for Class C shares is March 29, 2006. Class R and Institutional Service Class shares have not commenced operations as of the date of this Prospectus.

Pre-inception historical performance for Class C shares is based on the previous performance of Class B shares, which are no longer offered by the Fund. Pre-inception historical performance for Class R shares is based on the previous performance of Class A shares. Performance for Class C and Class R shares has been adjusted to reflect differences in sales charges between classes, but not differing expenses.

Pre-inception historical performance for Institutional Service Class shares is based on the previous performance of Institutional Class shares. Performance for Institutional Service Class shares has been adjusted to reflect that share class’s higher expenses than those of the Fund’s Institutional Class shares.

4

FUND SUMMARY: NATIONWIDE BOND INDEX FUND (cont.)

Average Annual Total Returns

For the Periods Ended December 31, 2015:

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-2.40%	1.38%	3.21%
Class A shares – After Taxes on Distributions	-3.35%	0.24%	1.91%
Class A shares – After Taxes on Distributions and Sales of Shares	-1.31%	0.68%	2.01%
Class C shares – Before Taxes	-1.78%	1.94%	3.18%
Class R shares – Before Taxes	-0.14%	2.59%	3.83%
Institutional Class shares – Before Taxes	0.27%	3.00%	4.23%
Institutional Service Class shares – Before Taxes	0.02%	2.74%	3.97%
Barclays U.S. Aggregate Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	0.55%	3.25%	4.51%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

BlackRock Investment Management, LLC

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Scott Radell	Senior Portfolio Manager	Since 2009
Karen Uyehara	Director and Portfolio Manager	Since 2011

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Class R: no minimum
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided Each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Class R, Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You generally can pay for shares by check or wire. When selling shares, you will receive a check, unless you request a wire.

To Place Orders To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701, Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor, Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

FUND SUMMARY: NATIONWIDE INTERNATIONAL INDEX FUND

Objective

The Fund seeks to match the performance of the MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible before the deduction of Fund expenses.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 26 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 117 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.24%	0.24%	0.24%	0.24%	0.24%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	0.50%	None	None
Other Expenses	0.22%	0.14%	0.31%	0.06%	0.31%
Total Annual Fund Operating Expenses	0.71%	1.38%	1.05%	0.30%	0.55%

6

FUND SUMMARY: NATIONWIDE INTERNATIONAL INDEX FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 years	5 Years	10 Years
Class A shares	$643	$789	$947	$1,407
Class C shares	240	437	755	1,657
Class R shares	107	334	579	1,283
Institutional Class shares	31	97	169	381
Institutional Service Class shares	56	176	307	689

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 years	5 Years	10 Years
Class C shares	$140	$437	$755	$1,657

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6.69% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the MSCI EAFE Index before the deduction of Fund expenses. The MSCI EAFE Index includes securities of large- and mid-cap companies located in Europe, Australia and Asia (including the Far East). Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value,

including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk.

Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index may be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.

Loss of money is a risk of investing in the Fund.

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best Quarter:      25.16% – 2nd qtr. of 2009

Worst Quarter:      -20.27% – 3rd qtr. of 2011

Year-to-date total return as of September 30, 2016:         %

7

FUND SUMMARY: NATIONWIDE INTERNATIONAL INDEX FUND (cont.)

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

The inception date for Class R shares is March 9, 2007. Pre-inception historical performance for Class R shares is based on the previous performance of Class A shares. Performance for Class R shares has been adjusted to reflect differences in sales charges between classes, but not differing expenses.

Institutional Service Class shares have not commenced operations as of the date of this Prospectus. Pre-inception historical performance for Institutional Service Class shares is based on the previous performance of Institutional Class shares. Performance for Institutional Service Class shares has been adjusted to reflect that share class’s higher expenses than those of the Fund’s Institutional Class shares.

Average Annual Total Returns

For the Periods Ended December 31, 2015:

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-6.83%	1.71%	1.84%
Class A shares – After Taxes on Distributions	-7.54%	1.02%	0.99%
Class A shares – After Taxes on Distributions and Sales of Shares	-3.26%	1.29%	1.50%
Class C shares – Before Taxes	-2.90%	2.24%	1.82%
Class R shares – Before Taxes	-1.41%	2.78%	2.35%
Institutional Class shares – Before Taxes	-0.87%	3.32%	2.85%
Institutional Service Class shares – Before Taxes	-1.11%	3.06%	2.60%
MSCI EAFE® Index (The index does not pay sales charges, fees, expenses or taxes.)	-0.81%	3.60%	3.03%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

BlackRock Investment Management, LLC

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Greg Savage, CFA	Managing Director	Since 2012
Alan Mason	Managing Director	Since 2014
Creighton Jue, CFA	Managing Director	Since 2016
Rachel Aguirre	Director, Senior Portfolio Manager	Since 2016

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Class R: no minimum
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Class R, Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You generally can pay for shares by check or wire.

To Place Orders To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701, Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor, Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

FUND SUMMARY: NATIONWIDE MID CAP MARKET INDEX FUND

Objective

The Fund seeks to match the performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”) as closely as possible before the deduction of Fund expenses.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 26 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 117 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.21%	0.21%	0.21%	0.21%	0.21%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	0.50%	None	None
Other Expenses	0.23%	0.15%	0.26%	0.06%	0.31%
Total Annual Fund Operating Expenses	0.69%	1.36%	0.97%	0.27%	0.52%
Fee Waiver/Expense Reimbursement[1]	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.68%	1.35%	0.96%	0.26%	0.51%

1	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.01% of the management fee to which the Adviser would be entitled until February 28, 2018. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.

9

FUND SUMMARY: NATIONWIDE MID CAP MARKET INDEX FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses, and the application of any expense limitation for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$640	$782	$936	$1,383
Class C shares	237	430	744	1,634
Class R shares	98	308	535	1,189
Institutional Class shares	27	86	151	342
Institutional Service Class shares	52	166	290	652

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$137	$430	$744	$1,634

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.60% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the S&P MidCap 400 Index before the deduction of Fund expenses. The S&P MidCap 400 Index includes approximately 400 stocks of mid-cap U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P MidCap 400 Index.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mid-cap risk – medium-sized companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index may be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.

Loss of money is a risk of investing in the Fund.

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares (Years Ended December 31,)

Best Quarter:    19.77% – 3rd qtr. of 2009

Worst Quarter:     -25.76% – 4th qtr. of 2008

Year-to-date total return as of September 30, 2016:         %

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated

10

FUND SUMMARY: NATIONWIDE MID CAP MARKET INDEX FUND (cont.)

using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

The inception date for Class R shares is March 9, 2007. Pre-inception historical performance for Class R shares is based on the previous performance of Class A shares. Performance for Class R shares has been adjusted to reflect differences in sales charges between classes, but not differing expenses.

Institutional Service Class shares have not commenced operations as of the date of this Prospectus. Pre-inception historical performance for Institutional Service Class shares is based on the previous performance of Institutional Class shares. Performance for Institutional Service Class shares has been adjusted to reflect that share class’s higher expenses than those of the Fund’s Institutional Class shares.

Average Annual Total Returns

For the Periods Ended December 31, 2015:

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-8.38%	8.61%	6.80%
Class A shares – After Taxes on Distributions	-11.08%	6.84%	5.48%
Class A shares – After Taxes on Distributions and Sale of Shares	-2.56%	6.77%	5.39%
Class C shares – Before Taxes	-4.31%	9.21%	6.76%
Class R shares – Before Taxes	-3.11%	9.73%	7.32%
Institutional Class shares – Before Taxes	-2.45%	10.34%	7.85%
Institutional Service Class shares – Before Taxes	-2.69%	10.07%	7.58%
S&P MidCap 400 Index (The Index does not pay sales charges, fees, expenses or taxes)	-2.18%	10.68%	8.18%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

BlackRock Investment Management, LLC

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Greg Savage, CFA	Managing Director	Since 2012
Alan Mason	Managing Director	Since 2014
Creighton Jue, CFA	Managing Director	Since 2016
Rachel Aguirre	Director, Senior Portfolio Manager	Since 2016

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Class R: no minimum
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Class R, Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You generally are pay for shares by check or wire.

To Place Orders To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701, Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor, Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

FUND SUMMARY: NATIONWIDE SMALL CAP INDEX FUND

Objective

The Fund seeks to match the performance of the Russell 2000® Index (“Russell 2000 Index”) as closely as possible before the deduction of Fund expenses.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 26 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 117 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment )
Management Fees	0.19%	0.19%	0.19%	0.19%	0.19%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	0.50%	None	None
Other Expenses	0.24%	0.17%	0.33%	0.08%	0.33%
Total Annual Fund Operating Expenses	0.68%	1.36%	1.02%	0.27%	0.52%
Fee Waiver/Expense Reimbursement[1]	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.66%	1.34%	1.00%	0.25%	0.50%

1	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.02% of the management fee to which the Adviser would be entitled until February 28, 2018. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.

12

FUND SUMMARY: NATIONWIDE SMALL CAP INDEX FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses, and the application of any expense limitation for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$639	$778	$930	$1,371
Class C shares	236	429	743	1,633
Class R shares	102	323	561	1,246
Institutional Class shares	26	85	150	341
Institutional Service Class shares	51	165	289	651

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$136	$429	$743	$1,633

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14.31% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the Russell 2000 Index before the deduction of Fund expenses. The Russell 2000 Index is composed of approximately 2,000 common stocks of small-cap U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the Russell 2000 Index.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Small-cap risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index may be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.

Loss of money is a risk of investing in the Fund.

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares (Years Ended December 31,)

Best Quarter:    21.06% – 2nd qtr. of 2009

Worst Quarter:    -26.17% – 4th qtr. of 2008

Year-to-date total return as of September 30, 2016:         %

13

FUND SUMMARY: NATIONWIDE SMALL CAP INDEX FUND (cont.)

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

The inception date for Class R shares is March 9, 2007. Pre-inception historical performance for Class R shares is based on the previous performance of Class A shares. Performance for Class R shares has been adjusted to reflect differences in sales charges between classes, but not differing expenses.

Institutional Service Class shares have not commenced operations as of the date of this Prospectus. Pre-inception historical performance for Institutional Service Class shares is based on the previous performance of Institutional Class shares. Performance for Institutional Service Class shares has been adjusted to reflect that share class’s higher expenses than those of the Fund’s Institutional Class shares.

Average Annual Total Returns

For the Periods Ended December 31, 2015:

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-10.29%	7.45%	5.59%
Class A shares – After Taxes on Distributions	-12.79%	5.73%	4.36%
Class A shares – After Taxes on Distributions and Sale of Shares	-3.97%	5.77%	4.37%
Class C shares – Before Taxes	-6.28%	8.04%	5.58%
Class R shares – Before Taxes	-4.90%	8.61%	6.13%
Institutional Class shares – Before Taxes	-4.43%	9.15%	6.65%
Institutional Service Class shares – Before Taxes	-4.67%	8.87%	6.38%
Russell 2000 Index (The Index does not pay sales charges, fees, expenses or taxes.)	-4.41%	9.19%	6.80%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

BlackRock Investment Management, LLC

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Greg Savage, CFA	Managing Director	Since 2012
Alan Mason	Managing Director	Since 2014
Creighton Jue, CFA	Managing Director	Since 2016
Rachel Aguirre	Director, Senior Portfolio Manager	Since 2016

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Class R: no minimum
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Class R, Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You generally can pay for shares by check or wire.

To Place Orders To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701, Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor, Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14

HOW THE FUNDS INVEST: NATIONWIDE BOND INDEX FUND

Objective

The Nationwide Bond Index Fund seeks to match the performance of the Barclays U.S. Aggregate Bond Index (“Aggregate Bond Index”) as closely as possible before the deduction of Fund expenses. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance the subadviser expects to match approximately the performance of the Aggregate Bond Index before the deduction of Fund expenses. This means that the Fund will buy or sell securities only when the Fund’s subadviser believes it necessary in order to match the performance of the Aggregate Bond Index, and not based on its economic, financial or market analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of bonds and other fixed-income securities that are included in or correlated with the Aggregate Bond Index. The Aggregate Bond Index is composed primarily of U.S. dollar-denominated investment grade bonds of different types, including:

●	corporate bonds issued by U.S. and foreign companies;
●	U.S. government securities;
●	mortgage-backed securities;
●	securities of foreign governments and their agencies and
●	securities of supranational entities, such as the World Bank.

The Fund does not necessarily invest in all of the bonds in the index, or in the same weightings. The Fund may invest in bonds not included in the Aggregate Bond Index which are selected to reflect characteristics such as maturity, duration, or credit quality similar to the Aggregate Bond Index. The Fund also may trade securities in segments of the portfolio to the extent necessary to closely mirror the duration of corresponding segments of the Index. As a result, the Fund may have different levels of interest rate, credit or prepayment risks from the levels of risks in the index. In addition, the Fund may have a higher portfolio turnover rate than that of other “index” funds.

The Fund usually invests a substantial portion of its assets in mortgage-backed securities, which may be either pass-through securities or collateralized mortgage obligations. The Fund may purchase securities on a when-issued basis, and it also may purchase or sell securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future, enabling the Fund to lock in a favorable yield and price.

All fixed-income securities purchased are determined to be investment grade by a rating agency at the time of investment. Fund management monitors any subsequent rating downgrade of a security to consider what action, if any, should be taken. Downgraded securities are not required to be sold.

Key Terms:

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

U.S. government securities – are debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Maturity – is the date on which the principal amount of a security is required to be paid to investors.

Duration – is a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

15

HOW THE FUNDS INVEST: NATIONWIDE BOND INDEX FUND (cont.)

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to CREDIT RISK, FOREIGN SECURITIES RISK, INDEX FUND RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET AND SELECTION RISKS, MORTGAGE-BACKED SECURITIES RISK, PORTFOLIO TURNOVER RISK and PREPAYMENT and CALL RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 20.

The Fund cannot guarantee that it will achieve its investment objective. Loss of money is a risk of investing in the Fund.

16

HOW THE FUNDS INVEST: NATIONWIDE INTERNATIONAL INDEX FUND

Objective

The Nationwide International Index Fund seeks to match the performance of the MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) as closely as possible before the deduction of Fund expenses. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance the subadviser expects to match approximately the performance of the MSCI EAFE Index before the deduction of Fund expenses. This means that the Fund will buy or sell securities only when the Fund’s subadviser believes it necessary in order to match the performance of the MSCI EAFE Index, and not based on its economic, financial or market analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index.

The Fund will, under normal circumstances, invest in all of the countries represented in the MSCI EAFE Index. The Fund may not, however, invest in all of the companies within a country represented in the MSCI EAFE Index, or in the same weightings as in the MSCI EAFE Index. The Fund’s subadviser chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the MSCI EAFE Index as a whole.

The MSCI EAFE Index is composed of equity securities of large- and mid-cap companies (i.e., those with market capitalizations that ranged from $612 million to $234.0 billion as of December 31, 2015) from various industries whose primary trading markets are in developed markets outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the MSCI EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The country weightings are based on each country’s relative market capitalization, and not its gross domestic product, which means that countries with larger capital markets (such as Japan and the United Kingdom) will have the greatest effect on the Index’s performance. Individuals cannot invest directly in an index.

MSCI chooses the stocks in the MSCI EAFE Index based on factors including, among others, market capitalization, trading activity and the overall mix of industries represented in the Index. The MSCI EAFE Index generally is considered to broadly represent the performance of stocks traded in developed international markets. Inclusion of a stock in the MSCI EAFE Index does not mean that MSCI believes the stock to be an attractive investment. MSCI may periodically update the MSCI EAFE Index, at which time there may be substantial changes in the composition of the Index.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to EQUITY SECURITIES RISK FOREIGN SECURITIES RISK, INDEX FUND RISK, MARKET AND SELECTION RISKS and MID-CAP RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 20.

The Fund cannot guarantee that it will achieve its investment objective. Loss of money is a risk of investing in the Fund.

17

HOW THE FUNDS INVEST: NATIONWIDE MID CAP MARKET INDEX FUND

Objective

The Nationwide Mid Cap Market Index Fund seeks to match the performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”) as closely as possible before the deduction of Fund expenses. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance the subadviser expects to match approximately the performance of the S&P MidCap 400 Index before the deduction of Fund expenses. This means that the Fund will buy or sell securities only when the Fund’s subadviser believes it necessary in order to match the performance of the S&P MidCap 400 Index, and not based on its economic, financial or market analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P MidCap 400 Index.

The Fund does not necessarily invest in all of the securities in the S&P MidCap 400 Index, or in the same weightings. The Fund’s portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P MidCap 400 Index as a whole. As of December 31, 2015, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $508 million to $11.1 billion.

The S&P MidCap 400 Index is composed of approximately 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses and generally is considered to broadly represent the performance of publicly traded U.S. mid-capitalization stocks. The S&P MidCap 400 Index is a market-weighted index, which means that the stocks of the largest companies in the index have the greatest effect on its performance. Standard & Poor’s selects stocks for the S&P MidCap 400 Index based on a number of factors, including market capitalization, liquidity, financial viability and industry representation, and does not evaluate whether any particular stock is an attractive investment. Standard & Poor’s periodically updates the S&P MidCap 400 Index, at which time there may be substantial changes in the composition of the Index. Individuals cannot invest directly in an index.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to EQUITY SECURITIES RISK, INDEX FUND RISK, MARKET AND SELECTION RISKS and MID-CAP RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 20.

The Fund cannot guarantee that it will achieve its investment objective. Loss of money is a risk of investing in the Fund.

18

HOW THE FUNDS INVEST: NATIONWIDE SMALL CAP INDEX FUND

Objective

The Nationwide Small Cap Index Fund seeks to match the performance of the Russell 2000® Index (“Russell 2000 Index”) as closely as possible before the deduction of Fund expenses. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance the subadviser expects to match approximately the performance of the Russell 2000 Index before the deduction of Fund expenses. This means that the Fund will buy or sell securities only when the Fund’s subadviser believes it necessary in order to match the performance of the Russell 2000 Index, and not based on its economic, financial or market analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the Russell 2000 Index.

The Fund does not necessarily invest in all of the securities in the Russell 2000 Index, or in the same weightings. The Fund’s portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the Russell 2000 Index as a whole. As of December 31, 2015, the market capitalization of the largest company in the Russell 2000 Index was $5.3 billion.

The Russell 2000 Index is composed of the 1,001st through 3,000th largest U.S. companies by market capitalization, as determined by the Frank Russell Company. The Russell 2000 Index represents stocks issued by smaller U.S. companies in a wide range of businesses, and generally is considered to broadly represent the performance of publicly traded U.S. smaller-capitalization stocks. The Russell 2000 Index is a market-weighted index, which means that the stocks of the largest companies in the index have the greatest effect on its performance. Inclusion of a stock in the Russell 2000 Index does not mean that the Frank Russell Company believes the stock to be an attractive investment. Individuals cannot invest directly in an index.

The Frank Russell Company updates the Russell 2000 Index once annually, at which time there may be substantial changes in the composition of the Index. Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the Index until the annual update.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to EQUITY SECURITIES RISK, INDEX FUND RISK, MARKET AND SELECTION RISKS and SMALL-CAP RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 20.

The Fund cannot guarantee that it will achieve its investment objective. Loss of money is a risk of investing in the Fund.

19

RISKS OF INVESTING IN THE FUNDS

As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one or more Nationwide Funds.

The following information relates to the principal risks of investing in the Funds included in this Prospectus (each a “Fund,” collectively the “Funds”), as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

Credit risk – the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. If an issuer defaults, a Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, generally are more exposed to credit risk than investment-grade securities.

Credit ratings – “investment-grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s or unrated securities judged by a Fund’s subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment-grade. Ratings of securities purchased by a Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by a Fund to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, a Fund must rely entirely on the credit assessment of the Fund’s subadviser.

U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (“GNMA”) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Funds are not guaranteed.

Equity securities risk – a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

●	corporate earnings;
●	production;
●	management;
●	sales and
●	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Foreign investments involve some of the following risks as well:

●	political and economic instability;
●	the impact of currency exchange rate fluctuations;
●	sanctions imposed by other foreign governments, including the United States;
●	reduced information about issuers;

20

RISKS OF INVESTING IN THE FUNDS (cont.)

●	higher transaction costs;
●	less stringent regulatory and accounting standards and
●	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund generally will have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign currencies – (Nationwide International Index Fund) foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody – a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

Foreign government debt securities – (Nationwide Bond Index Fund) a government entity may delay or refuse to pay interest or repay principal on its debt for reasons including cash flow problems, insufficient foreign currency reserves, political considerations, relative size of its debt position to its economy or failure to put into place economic reforms required by the International Monetary Fund. If a government entity defaults, it generally will ask for more time to pay or request further loans. There is no bankruptcy proceeding by which all or part of the debt securities that a government entity has not repaid may be collected.

Depositary receipts – (Nationwide International Index Fund) investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Index fund risk – the Funds do not use defensive strategies or attempt to reduce their exposures to poor performing securities. Therefore, in the event of a general market decline, a Fund’s value may fall more than the value of another mutual fund that does attempt to hedge against such market declines. Also, correlation between a Fund’s performance and that of its target index may be negatively affected by such factors as:

●	failure to fully replicate its target index;
●	changes in the composition of the target index;
●	the timing of purchase and redemption of the Fund’s shares and
●	the Fund’s operating expenses.

Unlike an index fund, an index has no operating or other expenses. As a result, even though an index fund attempts to track its target index as closely as possible, it will tend to underperform the index to some degree over time.

Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause periods of increased volatility, increased redemptions and the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.

Duration – the duration of a fixed-income security estimates how much its price is affected by interest rate changes. For example, a duration of five years means the price of a fixed-income security will change approximately 5% for every 1% change in its yield. Thus, the higher a security’s duration, the more volatile the security.

Inflation – prices of existing fixed-rate debt securities could decline due to inflation or the threat of inflation. Inflationary

21

RISKS OF INVESTING IN THE FUNDS (cont.)

expectations generally are associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less.

Liquidity risk – the risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Liquidity risk also includes the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities. Liquidity risk also may refer to the risk that a Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds that invest in non-investment-grade fixed-income securities, small- and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Market and selection risks – market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by a Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mid-cap risk – see “Small- and mid-cap risks.”

Mortgage-backed securities risk – these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities generally have higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by a Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.

Portfolio turnover risk – the portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to a Fund buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to a Fund’s shareholders (although tax implications for investments in variable insurance contracts typically are deferred during the accumulation phase).

Prepayment and call risk – the risk that as interest rates decline debt issuers may repay or refinance their loans or obligations earlier than anticipated. For example, the issuers of mortgage-backed securities may repay principal in advance. This forces a Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces the Fund’s income.

In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage-backed securities. If a Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.

Small- and mid-cap risks – in general, stocks of smaller and medium-sized companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Small- and mid-cap companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse

22

RISKS OF INVESTING IN THE FUNDS (cont.)

developments occur, such as due to management changes or product failures, a Fund’s investment in a small- or mid-cap company may lose substantial value. Investing in small- and mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

Small-cap risk – see “Small- and mid-cap risks.”

*  *  *  *  *  *

Temporary investments – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or in anticipation of possible redemptions, a Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal strategy, as it prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Selective Disclosure of Portfolio Holdings

Each Fund posts onto the internet site for the Trust (nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the U.S. Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

23

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. Subject to the oversight of the Board of Trustees, NFA also selects the subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers, and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

Subadviser

Subject to oversight by NFA and the Board of Trustees, the subadviser will manage all or a portion of a Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of Fund assets allocated to it, the subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays the subadviser from the management fee NFA receives.

BLACKROCK INVESTMENT MANAGEMENT, LLC (“BlackRock”), 1 University Square Dr., Princeton, NJ 08536, is the subadviser to the Funds. BlackRock is a registered investment adviser and a commodity pool operator and was organized in 1999. BlackRock is an indirect wholly owned subsidiary of BlackRock, Inc.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds is available in the Funds’ semiannual report to shareholders covering the period ending April 30, 2017.

Management Fees

Each Fund pays the Adviser a management fee based on each Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended October 31, 2016, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:

Fund	Actual Management Fee Paid
Nationwide Bond Index Fund	[0.20%]
Nationwide International Index Fund	[0.24%]
Nationwide Mid Cap Market Index Fund	[0.21%]
Nationwide Small Cap Index Fund	[0.19%]

Portfolio Management

Nationwide Bond Index Fund

The Nationwide Bond Index Fund is managed by a team that comprises Scott Radell and Karen Uyehara. Mr. Radell and Ms. Uyehara jointly and primarily are responsible for the day-to-day management of the Fund and the selection of the Fund’s investments.

Mr. Radell joined BlackRock as a senior portfolio manager in 2003. From 2004 to 2009, Mr. Radell was a senior portfolio manager employed by Barclays Global Fund Advisors and Barclays Global Investors, N.A., which was acquired by BlackRock in December 2009. Mr. Radell earned a bachelor’s degree in economics and decision sciences from the University of California at San Diego in 1992.

Ms. Uyehara is a Director of BlackRock, which she joined in 2010. Ms. Uyehara is a portfolio manager and member of BlackRock’s Model-Based Fixed Income Portfolio Management Group. Prior to joining BlackRock, Ms. Uyehara was a portfolio manager at Western Asset Management Company.

Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund

Each Fund is managed by a team comprising Greg Savage, CFA, Alan Mason, Creighton Jue, CFA, and Rachel Aguirre. This team is responsible for the day-to-day management of the Funds and the selection of the Funds’ investments.

Mr. Savage, CFA, Managing Director, is the Head of iShares Equity Portfolio Management team within BlackRock’s Index Equity team. He is responsible for overseeing the management of the Americas Listed iShares Equity Funds. Mr. Savage’s service with the firm dates back to 1999, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI he was a senior portfolio manager and team leader in the iShares Index Equity Portfolio Management Group and was previously a transition manager in the Transition Management Group. Prior to BGI, Mr. Savage worked at Pacific Investment Management Company from 1997 to 1999 in various roles. Mr. Savage earned a Bachelor’s in Accounting from the University of Colorado at Boulder in 1994.

Mr. Mason, Managing Director, is head of the Americas Beta Strategies Portfolio Management team. Mr. Mason is also a member of the Beta Strategies and U.S. Defined Contribution leadership teams as well as the firm’s Human Capital Committee. Prior to these roles, he led the Beta Strategies Global Index Asset Allocation team. Mr. Mason’s service with the firm dates back to 1991, including his years with BGI, which merged with BlackRock in 2009. At BGI, Mr. Mason served as head of portfolio management and strategy for U.S. transitions, strategist for the Global Index and Markets Group, head of U.S. Asset Allocation, and most recently, as head of Global Portfolio Management, Client Solutions. Mr. Mason earned a B.A. from Baylor University of Louisville in 1989, graduating with honors, and an M.A. from University of California Berkeley in 1991.

Mr. Jue, CFA, Managing Director, is Head of BlackRock’s Alternative Beta Strategies team, part of Beta Strategies. He is responsible for managing BlackRock’s Index Plus strategies, currency hedge products and derivative overlay mandates. Mr. Jue’s service with the firm dates back to 2000, including his years with BGI, which merged with BlackRock in 2009. At BGI, he

24

FUND MANAGEMENT (cont.)

was responsible for BGI’s institutional developed international market index funds. Prior to joining BGI, he was a senior portfolio manager at Mellon Capital Management where he managed index and enhanced index portfolios in the domestic and international markets. Mr. Jue earned a B.A. in economics from University of California, Irvine, in 1992.

Ms. Aguirre, Director and Senior Portfolio Manager, leads the Developed Markets Institutional Index Equity team. She is responsible for overseeing the management of developed market index equity portfolios for institutional clients within Beta Strategies. Mrs. Aguirre’s service with the firm dates back to 2005, including her years with BGI, which merged with BlackRock in 2009. At BGI, she was a Portfolio Manager in the Index Equity Group, where she managed index and enhanced index portfolios for institutional clients. Prior to this, she was a Portfolio Manager and Strategist in BGI’s Fixed Income Group, focusing on Liability Driven Investing. Ms. Aguirre earned a B.S. in Mathematics from the College of Creative Studies at University of California Santa Barbara in 2003. She earned an M.S. in Financial Mathematics from Stanford University in 2004.

Additional Information about the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.

25

INVESTING WITH NATIONWIDE FUNDS

Choosing a Share Class

When selecting a share class, you should consider the following:

●	which share classes are available to you;
●	how long you expect to own your shares;
●	how much you intend to invest;
●	total costs and expenses associated with a particular share class and
●	whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs.

The Nationwide Funds offer several different share classes, each with different price and cost features. The following table compares Class A and Class C shares, which are available to all investors.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision.

Comparing Class A and Class C Shares

Classes and Charges	Points to Consider

Class A Shares

Front-end sales charge up to 2.25% (Nationwide Bond Index Fund) or 5.75% (all other Funds)	A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC)[1]	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25%	Total annual operating expenses are lower than Class C expenses, which means higher dividends and/or net asset value (“NAV”) per share.

Administrative services fee up to 0.25%	No maximum investment amount.

Classes and Charges	Points to Consider

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00%	Total annual operating expenses are higher than Class A expenses, which means lower dividends and/or NAV per share.

Administrative services fee up to 0.25%	Maximum investment amount of $1,000,000.[2] Larger investments may be rejected.

[1]

If you purchase Class A shares without a sales charge because you are eligible for a cumulative quantity discount, as described in “Purchasing Class A Shares without a Sales Charge” below, and your broker (or other financial intermediary) was paid a “finder’s fee” in connection with your purchase, you will be charged a CDSC of 0.75% (Nationwide Bond Index Fund) or 1.00% (all other Funds) on any Class A shares you redeem within 18 months of purchase.

[2]	$500,000 with respect to Nationwide Bond Index Fund. These limits were calculated based on a one-year holding period.

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges for Class A Shares (all Funds except Nationwide Bond Index Fund)

	Sales Charge as a Percentage of		Dealer
Amount of Purchase	Offering Price	Net Amount Invested (approximately)	Commission as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
50,000 to $99,999	4.75	4.99	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None	*

*	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

26

INVESTING WITH NATIONWIDE FUNDS (cont.)

Front-End Sales Charges for Class A Shares (Nationwide Bond Index Fund)

	Sales Charge as a Percentage of		Dealer
Amount of Purchase	Offering Price	Net Amount Invested (approximately)	Commission as a Percentage of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 to $499,999	1.25	1.27	1.00
$500,000 or more	None	None	None	*

*	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

No front-end sales charge applies to Class A shares that you buy through reinvestment of Fund dividends or capital gains.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify the Funds’ transfer agent, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the current value of those shares. The current value of shares is determined by multiplying the number of shares by their current public offering price. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Funds’ transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges” and “Waiver of Class A Sales Charges” below and in the SAI for more information. This information regarding breakpoints is also available free of charge at nationwide.com/mutual-funds-sales-charges.jsp.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

●	A larger investment. The sales charge decreases as the amount of your investment increases.
●

Rights of accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A or Class C shares in all Nationwide Funds (except Nationwide Government Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

●

Share repurchase privilege. If you redeem Fund shares from your account, you may qualify for a reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

●

Letter of intent discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 ($100,000 for Nationwide Bond Index Fund) in Class A shares (excluding the Nationwide Government Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You also can combine your purchase of Class A shares with your purchase of Class C shares of these and other Nationwide Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

●

investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the “Distributor”) to waive sales charges for purchases made through self-directed brokerage service platforms in which transaction fees may (or may not) be imposed, investment advisory programs, fee-based programs or other sales channels in which front-end sales charges customarily are not imposed;

●	directors, officers, full-time employees, and sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Distributor;
●	retirement plan customers of Nationwide Financial Services, Inc. or one of its subsidiaries;
●

owners of individual retirement accounts investing assets formerly in retirement plans that were subject to the automatic rollover provisions under Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;

●	retirement plan customers of an unaffiliated brokerage firm or retirement plan administrator that has an agreement with the Distributor to waive sales charges;
●	investment advisory clients of the Adviser and its affiliates;
●	Trustees and retired Trustees of the Trust;
●	directors, officers, full-time employees (and their spouses, children or immediate relatives) of the Adviser, its affiliates, or sponsor groups that may be affiliated with the Nationwide

27

INVESTING WITH NATIONWIDE FUNDS (cont.)

Insurance and Nationwide Financial companies from time to time and
●	directors, officers, full-time employees (and their spouses, children or immediate relatives) of any current subadviser to the Trust.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares without a Sales Charge

Purchases of $1 million or more of Class A shares ($500,000 or more for the Nationwide Bond Index Fund) have no front-end sales charge. You can purchase $1 million or more (or, $500,000 as applicable) in Class A shares in one or more of the funds offered by the Trust (including the Funds in this Prospectus) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) applies (as shown below) if a “finder’s fee” is paid by the Distributor to your financial advisor or intermediary and you redeem your shares within 18 months of purchase.

The CDSC does not apply:

●	if you are eligible to purchase Class A shares without a sales charge because of a waiver identified in “ Waiver of Class A Sales Charges” above;
●	if no finder’s fee was paid or
●	to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Sales of Class A Shares (all Funds except Nationwide Bond Index Fund)

Amount of Purchase	$1 million or more
If sold within	18 months
Amount of CDSC	1.00%

Contingent Deferred Sales Charge on Certain Sales of Class A Shares (Nationwide Bond Index Fund)

Amount of Purchase	$500,000 or more
If sold within	18 months
Amount of CDSC	0.75%

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Funds is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and is described in their respective

Prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

Waiver of Contingent Deferred Sales Charges Class A and Class C Shares

The CDSC is waived on:

●	the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;
●	Class A or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;
●	mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and
●	redemptions of Class C shares from retirement plans offered by broker-dealers or retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify the Funds’ transfer agent, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

Calculation of CDSC for Class C Shares

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged.

Share Classes Available only to Institutional Accounts

The Funds offer Class R, Institutional Service Class and Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is

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INVESTING WITH NATIONWIDE FUNDS (cont.)

appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under the Employee Retirement Income Security Act (ERISA) when determining which class is appropriate for the retirement plan. Other fiduciaries also should consider their obligations in determining the appropriate share class for a customer including:

●	the level of distribution and administrative services the plan requires;
●	the total expenses of the share class and
●	the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation, depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans, including:

●	401(k) plans;
●	457 plans;
●	403(b) plans;
●	profit-sharing and money purchase pension plans;
●	defined benefit plans;
●	non-qualified deferred compensation plans and
●	other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans generally are small- and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

●	institutional non-retirement accounts;
●	traditional and Roth IRAs;
●	Coverdell Education Savings Accounts;
●	SEPs and SAR-SEPs;
●	SIMPLE IRAs;
●	one-person Keogh plans;
●	individual 403(b) plans or
●	529 Plan accounts.

Institutional Service Class Shares

Institutional Service Class shares are sold without a sales charge, and are not subject to Rule 12b-1 fees. Institutional Service Class shares are available for purchase only by the following:

●	retirement plans advised by financial professionals;
●	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
●	a bank, trust company or similar financial institution investing for trust accounts for which it has authority to make investment decisions;
●	fee-based accounts of broker-dealers and/or registered investment advisers investing on behalf of their customers;
●	unregistered life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans or
●	current holders of Institutional Service Class shares of any Nationwide Fund.

Institutional Class Shares

Institutional Class shares are sold without a sales charge, and are not subject to Rule 12b-1 fees or administrative services fees. Therefore, no administrative services fees, sub-transfer agency payments or other service payments are paid to broker-dealers or other financial intermediaries either from Fund assets or the Distributor’s or an affiliate’s resources with respect to sales of or investments in Institutional Class shares, although such payments may be made by the Distributor or its affiliate from its own resources pursuant to written contracts entered into by the Distributor or its affiliate prior to March 1, 2014.

Institutional Class shares are available for purchase only by the following:

●	funds-of-funds offered by the Distributor or other affiliates of the Funds;
●	retirement plans for which no third-party administrator or other financial intermediary receives compensation from the Funds, the Distributor or the Distributor’s affiliates;
●

a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

●	high net-worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary or
●	current holders of Institutional Class shares of any Nationwide Fund.

Institutional Class shares are not available to retail accounts or to broker-dealer or advisory fee-based wrap programs.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Distributor. These fees are either kept by the Distributor or paid to your financial advisor or other intermediary.

Distribution and Service Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class C and Class R shares of the Funds to compensate the Distributor through distribution and/or service fees for expenses associated with distributing and selling shares and maintaining shareholder accounts. These fees are paid to the Distributor and are either kept or paid to your financial advisor or other

29

INVESTING WITH NATIONWIDE FUNDS (cont.)

intermediary for distribution and shareholder services and maintenance of customer accounts. Institutional Service Class and Institutional Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to any applicable sales charges and are paid from the Funds’ assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class C and Class R shares pay the Distributor annual fees of the following:

Class	as a % of Daily Net Assets
Class A shares	0.25% (distribution or service fee)
Class C shares	1.00% (0.25% of which may be a service fee)
Class R shares	0.50% (0.25% of which may be either a distribution or service fee)

Administrative Services Fees

Class A, Class C, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees. (These fees are in addition to Rule 12b-1 fees for Class A, Class C and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries (including those that are affiliated with NFA) who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class C, Class R and Institutional Service Class shares.

For the current fiscal year, administrative services fees are estimated to be as follows:

Nationwide Bond Index Fund Class A, Class C, Class R and Institutional Service Class shares: 0.16%, 0.09%, 0.25% and 0.25%, respectively.

Nationwide International Index Fund Class A, Class C, Class R and Institutional Service Class shares: 0.16%, 0.08%, 0.25% and 0.25%, respectively.

Nationwide Mid Cap Market Index Fund Class A, Class C, Class R and Institutional Service Class shares: 0.17%, 0.09%, 0.20% and 0.25%, respectively.

Nationwide Small Cap Index Fund Class A, Class C, Class R and Institutional Service Class shares: 0.16%, 0.09%, 0.25% and 0.25%, respectively.

Because these fees are paid out of a Fund’s Class A, Class C, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share classes over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Nationwide Funds Group” or “NFG”) often make payments for marketing,

promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid to broker-dealers and other financial intermediaries. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

●	the Adviser’s affiliates;
●	broker-dealers;
●	financial institutions and
●	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the

30

INVESTING WITH NATIONWIDE FUNDS (cont.)

Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Contacting Nationwide Funds

Representatives are available 9 a.m. to 8 p.m. Eastern Time, Monday through Friday, at 800-848-0920.

Automated Voice Response Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

●	make transactions;
●	hear fund price information and
●	obtain mailing and wiring instructions.

Internet Go to nationwide.com/mutualfunds 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

●	download Fund Prospectuses;
●	obtain information on the Nationwide Funds;
●	access your account information and
●	request transactions, including purchases, redemptions and exchanges.

By Regular Mail Nationwide Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

By Overnight Mail Nationwide Funds, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202.

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INVESTING WITH NATIONWIDE FUNDS (cont.)

Fund Transactions—Class A and Class C Shares

All transaction orders must be received by the Funds’ transfer agent or an authorized intermediary prior to the calculation of each Fund’s net asset value (NAV) to receive that day’s NAV.

How to Buy Shares Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

How to Exchange* or Sell** Shares

*  Exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

** A signature guarantee may be required. See “Signature Guarantee” below.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.	Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.
By mail. Complete an application and send with a check made payable to: Nationwide Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders. The Funds may, however, under circumstances they deem to be appropriate, accept cashier’s checks. Nationwide Funds reserves the right to charge a fee with respect to any checks that are returned for insufficient funds.	By mail. You may request an exchange or redemption by mailing a letter to Nationwide Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners.
By telephone. You will have automatic telephone transaction privileges unless you decline this option on your application. The Funds follow procedures to seek to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone transaction privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone transaction privileges unless you decline this option on your application. The Funds follow procedures to seek to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone transaction privileges at any time, without notice to shareholders.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record.

The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

Online. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue online transactions of Fund shares at any time.	Online. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue online transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. (The authorization will be in effect unless you give the Funds written notice of its termination.)

●  if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

●  your bank may charge a fee to wire funds.

●  the wire must be received by the close of regular trading (usually 4:00 p.m. Eastern Time) in order to receive the current day’s NAV.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. (The authorization will be in effect unless you give the Funds written notice of its termination.)

●  your proceeds typically will be wired to your bank on the next business day after your order has been processed.

●  Nationwide Funds deducts a $20 service fee from the redemption proceeds for this service.

●  your financial institution also may charge a fee for receiving the wire.

●  funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You may fund your Nationwide Funds’ account with proceeds from a domestic bank via ACH. To set up your account for ACH purchases, a voided check must be attached to your application. Your account will be eligible to receive ACH purchases 15 days after you provide your bank’s routing number and account information to the Fund’s transfer agent. Once your account is eligible to receive ACH purchases, the purchase price for Fund shares is the net asset value next determined after your order is received by the transfer agent, plus any applicable sales charge. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

By Automated Clearing House (ACH). Your redemption proceeds may be sent to your bank via ACH. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.	Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.

32

INVESTING WITH NATIONWIDE FUNDS (cont.)

Buying Shares

Share Price

The net asset value per share or “NAV” per share is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

●	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open and
●

generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent or authorized intermediary, plus any applicable sales charge.

The Funds are available only to investors residing in the United States. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Fair Value Pricing

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets are valued primarily on the basis of market-based quotations. Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service. Securities traded on NASDAQ generally are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities generally are valued at the bid evaluation price provided by an independent pricing service.

Securities for which market-based quotations are either unavailable (e.g., an independent pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, generally are valued at fair value by the Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

By fair valuing a security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities.

When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Pursuant to the Valuation Procedures, a Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the NYSE. The fair values assigned to a Fund’s foreign equity investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which the Funds may invest may trade on days when the Funds do not price their shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.

These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.

33

INVESTING WITH NATIONWIDE FUNDS (cont.)

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

●	New Year’s Day
●	Martin Luther King, Jr. Day
●	Presidents’ Day
●	Good Friday
●	Memorial Day
●	Independence Day
●	Labor Day
●	Thanksgiving Day
●	Christmas Day
●	Other days when the New York Stock Exchange is closed.

Minimum Investments

Class A and Class C Shares
To open an account	$2,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional investments	$100 (per Fund)
To start an Automatic Asset Accumulation Plan	$0 (provided each monthly purchase is at least $50)
Additional Investments (Automatic Asset Accumulation Plan)	$50

Class R Shares
To open an account	No Minimum
Additional investments	No Minimum

Institutional Service Class Shares
To open an account	$50,000 (per Fund)
Additional investments	No Minimum

Institutional Class Shares
To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

●	name;
●	date of birth (for individuals);
●	residential or business street address (although post office boxes are still permitted for mailing) and
●	Social Security number, taxpayer identification number or other identifying number.

You also may be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

●

If the value of your account falls below $2,000 ($1,000 for IRA accounts), you generally are subject to a $5 quarterly fee, unless such account actively participates in an Automatic Asset Accumulation Plan. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, a Fund may waive the quarterly fee.

●

Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

●	both accounts have the same registration;

34

INVESTING WITH NATIONWIDE FUNDS (cont.)

●	your first purchase in the new fund meets its minimum investment requirement and
●	you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class C shares.

You also may use proceeds from sales of Institutional Class shares of a Nationwide Fund to purchase Class A shares of a New Fund directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor, where the New Fund does not offer Institutional Class shares.

Notwithstanding the foregoing, no minimum investment requirement shall apply to holders of Institutional Service Class shares seeking to exchange such shares for Institutional Service Class shares of another Fund, or to holders of Institutional Class shares seeking to exchange such shares for Institutional Class shares of another Fund, where such Institutional Service Class or Institutional Class shares (as applicable) had been designated as Class D shares at the close of business on July 31, 2012.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of shares. However,

●	if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.
●	if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to the Nationwide Government Money Market Fund).

Exchanges into the Nationwide Government Money Market Fund

You may exchange between Institutional Class shares of the Funds and Institutional Class shares of the Nationwide Government Money Market Fund. You may exchange between all other share classes of the Funds and the Investor Shares of the Nationwide Government Money Market Fund. If your original investment was in Investor Shares, any exchange of Investor Shares you make for Class A or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Investor Shares of the Nationwide Government Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Government Money Market Fund are subject to any CDSC that applies to the original purchase.

Selling Shares

You can sell or, in other words, redeem your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after a Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price, depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading is restricted or
●	an emergency exists (as determined by the U.S. Securities and Exchange Commission).

Generally, a Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

●	is engaged in excessive trading or
●	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds’ ability to make a redemption in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Automatic Withdrawal Program

You may elect to automatically redeem Class A and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC.

35

INVESTING WITH NATIONWIDE FUNDS (cont.)

Signature Guarantee

A signature guarantee is required for sales of shares of the Funds in any of the following instances:

●	your account address has changed within the last 30 calendar days;
●	the redemption check is made payable to anyone other than the registered shareholder;
●	the proceeds are mailed to any address other than the address of record or
●	the redemption proceeds are being wired or sent by ACH to a bank for which instructions currently are not on your account.

No signature guarantee is required under normal circumstances where redemption proceeds are transferred directly to: (1) another account maintained by a Nationwide Financial Services, Inc. company; or (2) a bank account, the registration of which includes the names of all of the account owners in which the mutual fund account is registered.

A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. We reserve the right to require a signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Nationwide Funds seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

●	disrupt portfolio management strategies;
●	increase brokerage and other transaction costs and
●	negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing also are be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees has adopted the following policies with respect to excessive or short-term trading in the Funds:

Fair Valuation

The Funds have fair value pricing procedures in place as described above in “Investing with Nationwide Funds: Fair Value Pricing.”

Monitoring of Trading Activity

The Funds, through the Adviser, their subadvisers and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. Further, in compliance with Rule 22c-2 under the Investment Company Act of 1940, as amended, Nationwide Funds Group, on behalf of the Funds, has entered into written agreements with the Funds’ financial intermediaries, under which the intermediary must, upon request, provide a Fund with certain shareholder identity and trading information so that the Fund can enforce its market timing policies. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, at their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and apply the short-term trading restrictions to such trades that the Fund identifies. It also has sole discretion to:

●	restrict or reject purchases or exchanges that the Fund or its agents believe constitute excessive trading and
●	reject transactions that violate the Fund’s excessive trading policies or its exchange limits.

Additional Information about Fees and Expenses

The fees and expenses of the Funds that appear in the Fund Summaries generally are based on average annual net assets during the fiscal year ended October 31, 2015, and do not reflect any change in expense ratios resulting from a change in assets under management since October 31, 2015. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown in the applicable Fund Summary. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund.

36

DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For advice about your personal tax situation, please speak with your tax advisor.

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The Nationwide Bond Index Fund expects to declare daily and distribute its net investment income, if any, to shareholders as dividends monthly. Each of the Nationwide International Index Fund, the Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash by contacting the Funds’ transfer agent or your financial intermediary.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

●	distributions are taxable to you at either ordinary income or capital gains tax rates;
●	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;
●	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;
●

for individual shareholders, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains rates, provided that certain holding period requirements are met;

●	for corporate shareholders, a portion of the income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and
●	distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The federal income tax treatment of a Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year are reported on Form 1099, which is sent to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to reduce the number of corrected forms mailed to shareholders. However, a Fund will send you a corrected Form 1099 if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you pro rata as a foreign tax credit.

Selling and Exchanging Shares

Selling or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals in the 10% and 15% federal income tax rate brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers). If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Each Fund is required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1,

37

DISTRIBUTIONS AND TAXES (cont.)

2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-deferred retirement account.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Other Tax Jurisdictions

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax advisor. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources, and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax advisor or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the IRS instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

Other Reporting and Withholding Requirements

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends, and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sales of Fund shares. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax advisor about federal, state, local or foreign tax consequences before making an investment in a Fund.

38

MANAGER-OF-MANAGERS STRUCTURE

The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a manager-of-managers structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.

The Adviser performs oversight and evaluation services to the Funds, including the following:

●	performing initial due diligence on prospective Fund subadvisers;
●	monitoring subadviser performance, including ongoing analysis and periodic consultations;
●	communicating performance expectations and evaluations to the subadvisers;
●	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
●	selecting Fund subadvisers.

The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds’ investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related Statement of Additional Information, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder, or to give rise to any rights to any shareholder or other person other than any rights under federal or state law that may not be waived.

39

FINANCIAL HIGHLIGHTS: NATIONWIDE BOND INDEX FUND

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or fiscal periods ended October 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charge). Information has been audited by                                 , whose report, along with the Funds’ financial statements, is included in the Trust’s annual reports, which are available upon request.

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$11.31	0.18	(0.03)	0.15	(0.20)	(0.12)	(0.32)	$11.14	1.36%		$206,342,539	0.66%	1.64%	0.66%	297.27%
Year Ended October 31, 2014 (d)	$11.34	0.22	0.18	0.40	(0.24)	(0.19)	(0.43)	$11.31	3.64%		$206,721,780	0.66%	1.96%	0.66%	227.55%
Year Ended October 31, 2013 (d)	$11.91	0.22	(0.43)	(0.21)	(0.26)	(0.10)	(0.36)	$11.34	(1.82%	)	$178,667,547	0.66%	1.91%	0.66%	195.99%
Year Ended October 31, 2012 (d)	$11.75	0.26	0.28	0.54	(0.29)	(0.09)	(0.38)	$11.91	4.64%		$186,993,992	0.68%	2.19%	0.69%	159.60%
Year Ended October 31, 2011 (d)	$11.59	0.31	0.18	0.49	(0.33)	–	(0.33)	$11.75	4.36%		$203,110,754	0.67%	2.69%	0.69%	117.95%

Class C Shares
Year Ended October 31, 2015 (d)	$11.31	0.11	(0.04)	0.07	(0.12)	(0.12)	(0.24)	$11.14	0.68%		$1,603,592	1.34%	0.95%	1.34%	297.27%
Year Ended October 31, 2014 (d)	$11.35	0.15	0.16	0.31	(0.16)	(0.19)	(0.35)	$11.31	2.89%		$623,307	1.31%	1.31%	1.31%	227.55%
Year Ended October 31, 2013 (d)	$11.92	0.15	(0.43)	(0.28)	(0.19)	(0.10)	(0.29)	$11.35	(2.43%	)	$568,238	1.28%	1.31%	1.28%	195.99%
Year Ended October 31, 2012 (d)	$11.76	0.18	0.29	0.47	(0.22)	(0.09)	(0.31)	$11.92	4.01%		$637,007	1.28%	1.55%	1.29%	159.60%
Year Ended October 31, 2011 (d)	$11.60	0.24	0.18	0.42	(0.26)	–	(0.26)	$11.76	3.72%		$197,162	1.28%	2.10%	1.30%	117.95%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$11.29	0.23	(0.04)	0.19	(0.25)	(0.12)	(0.37)	$11.11	1.69%		$803,043,994	0.25%	2.05%	0.25%	297.27%
Year Ended October 31, 2014 (d)	$11.32	0.26	0.18	0.44	(0.28)	(0.19)	(0.47)	$11.29	4.06%		$668,902,036	0.26%	2.37%	0.26%	227.55%
Year Ended October 31, 2013 (d)	$11.90	0.26	(0.44)	(0.18)	(0.30)	(0.10)	(0.40)	$11.32	(1.53%	)	$781,224,314	0.28%	2.29%	0.28%	195.99%
Year Ended October 31, 2012 (d)	$11.73	0.30	0.30	0.60	(0.34)	(0.09)	(0.43)	$11.90	5.15%		$1,171,787,835	0.29%	2.59%	0.29%	159.60%
Year Ended October 31, 2011 (d)	$11.58	0.35	0.18	0.53	(0.38)	–	(0.38)	$11.73	4.68%		$1,102,711,963	0.28%	3.08%	0.30%	117.95%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

40

FINANCIAL HIGHLIGHTS: NATIONWIDE INTERNATIONAL INDEX FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distri- butions	Redem- ption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$8.14	0.20	(0.34)	(0.14)	(0.22)	(0.03)	(0.25)	–	$7.75	(1.78%	)	$170,696,771	0.70%	2.50%	0.70%	6.69%
Year Ended October 31, 2014 (d)	$8.41	0.25	(0.27)	(0.02)	(0.25)	–	(0.25)	–	$8.14	(0.35%	)	$197,704,418	0.70%	2.92%	0.70%	5.68%
Year Ended October 31, 2013 (d)	$6.87	0.18	1.58	1.76	(0.22)	–	(0.22)	–	$8.41	26.05%		$198,132,384	0.70%	2.44%	0.70%	3.72%
Year Ended October 31, 2012 (d)	$6.69	0.18	0.16	0.34	(0.16)	–	(0.16)	–	$6.87	5.34%		$174,590,865	0.75%	2.70%	0.76%	26.78%
Year Ended October 31, 2011 (d)	$7.28	0.19	(0.62)	(0.43)	(0.16)	–	(0.16)	–	$6.69	(5.98%	)	$385,612,863	0.73%	2.61%	0.75%	7.03%

Class C Shares
Year Ended October 31, 2015 (d)	$7.73	0.15	(0.33)	(0.18)	(0.18)	(0.03)	(0.21)	–	$7.34	(2.41%	)	$5,592,927	1.38%	1.98%	1.38%	6.69%
Year Ended October 31, 2014 (d)	$8.01	0.15	(0.23)	(0.08)	(0.20)	–	(0.20)	–	$7.73	(1.04%	)	$2,174,848	1.38%	1.92%	1.38%	5.68%
Year Ended October 31, 2013 (d)	$6.56	0.12	1.51	1.63	(0.18)	–	(0.18)	–	$8.01	25.27%		$790,140	1.32%	1.69%	1.32%	3.72%
Year Ended October 31, 2012 (d)	$6.39	0.14	0.15	0.29	(0.12)	–	(0.12)	–	$6.56	4.76%		$404,593	1.34%	2.29%	1.35%	26.78%
Year Ended October 31, 2011 (d)	$6.96	0.15	(0.60)	(0.45)	(0.12)	–	(0.12)	–	$6.39	(6.53%	)	$583,593	1.33%	2.07%	1.35%	7.03%

Class R Shares (e)
Year Ended October 31, 2015 (d)	$8.15	0.19	(0.36)	(0.17)	(0.20)	(0.03)	(0.23)	–	$7.75	(2.11%	)	$3,422,400	0.95%	2.33%	0.95%	6.69%
Year Ended October 31, 2014 (d)	$8.42	0.24	(0.27)	(0.03)	(0.24)	–	(0.24)	–	$8.15	(0.42%	)	$1,115,530	0.80%	2.80%	0.80%	5.68%
Year Ended October 31, 2013 (d)	$6.89	0.17	1.57	1.74	(0.21)	–	(0.21)	–	$8.42	25.71%		$743,297	0.82%	2.27%	0.82%	3.72%
Year Ended October 31, 2012 (d)	$6.68	0.17	0.18	0.35	(0.14)	–	(0.14)	–	$6.89	5.55%		$168,392	0.84%	2.65%	0.84%	26.78%
Year Ended October 31, 2011 (d)	$7.27	0.18	(0.62)	(0.44)	(0.15)	–	(0.15)	–	$6.68	(6.12%	)	$3,355	0.87%	2.47%	0.88%	7.03%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$8.18	0.23	(0.34)	(0.11)	(0.25)	(0.03)	(0.28)	–	$7.79	(1.36%	)	$1,581,115,104	0.30%	2.90%	0.30%	6.69%
Year Ended October 31, 2014 (d)	$8.45	0.28	(0.27)	0.01	(0.28)	–	(0.28)	–	$8.18	0.05%		$1,562,224,101	0.30%	3.31%	0.30%	5.68%
Year Ended October 31, 2013 (d)	$6.91	0.21	1.57	1.78	(0.24)	–	(0.24)	–	$8.45	26.37%		$1,557,694,326	0.32%	2.77%	0.32%	3.72%
Year Ended October 31, 2012 (d)	$6.72	0.22	0.16	0.38	(0.19)	–	(0.19)	–	$6.91	5.93%		$1,317,225,599	0.34%	3.28%	0.35%	26.78%
Year Ended October 31, 2011 (d)	$7.31	0.22	(0.62)	(0.40)	(0.19)	–	(0.19)	–	$6.72	(5.57%	)	$1,172,141,826	0.33%	3.03%	0.35%	7.03%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

41

FINANCIAL HIGHLIGHTS: NATIONWIDE MID CAP MARKET INDEX FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distri- butions	Redem- ption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$19.62	0.16	0.31	0.47	(0.19)	(1.30)	(1.49)	–	$18.60	2.77%	$299,007,777	0.68%	0.82%		0.68%	18.60%
Year Ended October 31, 2014 (d)	$18.58	0.15	1.81	1.96	(0.13)	(0.79)	(0.92)	–	$19.62	10.98%	$318,463,597	0.68%	0.79%		0.68%	13.82%
Year Ended October 31, 2013 (d)	$14.74	0.15	4.46	4.61	(0.16)	(0.61)	(0.77)	–	$18.58	32.63%	$310,901,128	0.68%	0.88%		0.68%	11.97%
Year Ended October 31, 2012 (d)	$14.40	0.11	1.34	1.45	(0.04)	(1.07)	(1.11)	–	$14.74	11.38%	$232,877,271	0.70%	0.75%		0.70%	17.46%
Year Ended October 31, 2011 (d)	$13.64	0.08	0.95	1.03	(0.13)	(0.14)	(0.27)	–	$14.40	7.51%	$231,028,775	0.68%	0.55%		0.70%	23.58%

Class C Shares
Year Ended October 31, 2015 (d)	$18.72	0.02	0.32	0.34	(0.10)	(1.30)	(1.40)	–	$17.66	2.11%	$12,090,140	1.35%	0.13%		1.35%	18.60%
Year Ended October 31, 2014 (d)	$17.83	0.02	1.73	1.75	(0.07)	(0.79)	(0.86)	–	$18.72	10.20%	$6,350,081	1.34%	0.12%		1.34%	13.82%
Year Ended October 31, 2013 (d)	$14.19	0.03	4.31	4.34	(0.09)	(0.61)	(0.70)	–	$17.83	31.93%	$3,870,760	1.28%	0.21%		1.28%	11.97%
Year Ended October 31, 2012 (d)	$13.96	0.02	1.28	1.30	–	(1.07)	(1.07)	–	$14.19	10.61%	$1,530,845	1.30%	0.15%		1.30%	17.46%
Year Ended October 31, 2011 (d)	$13.27	(0.01)	0.93	0.92	(0.09)	(0.14)	(0.23)	–	$13.96	6.89%	$1,639,282	1.29%	(0.07%	)	1.31%	23.58%

Class R Shares (e)
Year Ended October 31, 2015 (d)	$19.45	0.11	0.31	0.42	(0.12)	(1.30)	(1.42)	–	$18.45	2.48%	$10,748,707	0.95%	0.57%		0.95%	18.60%
Year Ended October 31, 2014 (d)	$18.45	0.11	1.80	1.91	(0.12)	(0.79)	(0.91)	–	$19.45	10.74%	$17,210,020	0.86%	0.61%		0.86%	13.82%
Year Ended October 31, 2013 (d)	$14.65	0.10	4.46	4.56	(0.15)	(0.61)	(0.76)	–	$18.45	32.52%	$13,406,939	0.78%	0.60%		0.78%	11.97%
Year Ended October 31, 2012 (d)	$14.35	0.10	1.33	1.43	(0.06)	(1.07)	(1.13)	–	$14.65	11.28%	$848,708	0.81%	0.66%		0.81%	17.46%
Year Ended October 31, 2011 (d)	$13.58	0.07	0.96	1.03	(0.12)	(0.14)	(0.26)	–	$14.35	7.39%	$3,789	0.77%	0.45%		0.77%	23.58%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$19.83	0.24	0.32	0.56	(0.27)	(1.30)	(1.57)	–	$18.82	3.21%	$880,952,284	0.27%	1.24%		0.27%	18.60%
Year Ended October 31, 2014 (d)	$18.78	0.23	1.82	2.05	(0.21)	(0.79)	(1.00)	–	$19.83	11.36%	$947,104,285	0.28%	1.19%		0.28%	13.82%
Year Ended October 31, 2013 (d)	$14.88	0.21	4.52	4.73	(0.22)	(0.61)	(0.83)	–	$18.78	33.23%	$891,793,194	0.29%	1.28%		0.29%	11.97%
Year Ended October 31, 2012 (d)	$14.56	0.17	1.34	1.51	(0.12)	(1.07)	(1.19)	–	$14.88	11.79%	$722,161,015	0.30%	1.15%		0.30%	17.46%
Year Ended October 31, 2011 (d)	$13.76	0.14	0.96	1.10	(0.16)	(0.14)	(0.30)	–	$14.56	7.92%	$670,936,967	0.29%	0.94%		0.31%	23.58%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

42

FINANCIAL HIGHLIGHTS: NATIONWIDE SMALL CAP INDEX FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distri- butions	Redem- ption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$15.67	0.13	(0.17)	(0.04)	(0.15)	(1.06)	(1.21)	–	$14.42	(0.09%	)	$129,815,756	0.67%	0.88%	0.67%	14.31%
Year Ended October 31, 2014 (d)	$15.54	0.12	1.02	1.14	(0.11)	(0.90)	(1.01)	–	$15.67	7.60%		$144,918,229	0.67%	0.75%	0.67%	18.71%
Year Ended October 31, 2013 (d)	$12.05	0.18	3.94	4.12	(0.18)	(0.45)	(0.63)	–	$15.54	35.77%		$140,499,070	0.67%	1.31%	0.67%	21.34%
Year Ended October 31, 2012 (d)	$11.28	0.13	1.09	1.22	(0.07)	(0.38)	(0.45)	–	$12.05	11.45%		$101,814,470	0.68%	1.12%	0.68%	26.98%
Year Ended October 31, 2011 (d)	$10.67	0.09	0.59	0.68	(0.07)	–	(0.07)	–	$11.28	6.35%		$146,164,624	0.66%	0.75%	0.68%	24.19%

Class C Shares
Year Ended October 31, 2015 (d)	$15.22	0.03	(0.17)	(0.14)	(0.06)	(1.06)	(1.12)	–	$13.96	(0.76%	)	$4,086,067	1.36%	0.18%	1.36%	14.31%
Year Ended October 31, 2014 (d)	$15.14	0.01	1.00	1.01	(0.03)	(0.90)	(0.93)	–	$15.22	6.90%		$3,111,509	1.34%	0.08%	1.34%	18.71%
Year Ended October 31, 2013 (d)	$11.79	0.09	3.86	3.95	(0.15)	(0.45)	(0.60)	–	$15.14	34.95%		$2,763,671	1.27%	0.66%	1.27%	21.34%
Year Ended October 31, 2012 (d)	$11.07	0.06	1.07	1.13	(0.03)	(0.38)	(0.41)	–	$11.79	10.76%		$1,537,462	1.28%	0.50%	1.28%	26.98%
Year Ended October 31, 2011 (d)	$10.50	0.02	0.58	0.60	(0.03)	–	(0.03)	–	$11.07	5.67%		$1,351,735	1.27%	0.16%	1.28%	24.19%

Class R Shares (e)
Year Ended October 31, 2015 (d)	$15.58	0.12	(0.18)	(0.06)	(0.14)	(1.06)	(1.20)	–	$14.32	(0.18%	)	$1,156,739	0.77%	0.77%	0.77%	14.31%
Year Ended October 31, 2014 (d)	$15.46	0.08	1.04	1.12	(0.10)	(0.90)	(1.00)	–	$15.58	7.47%		$1,029,664	0.76%	0.51%	0.76%	18.71%
Year Ended October 31, 2013 (d)	$12.00	0.13	3.97	4.10	(0.19)	(0.45)	(0.64)	–	$15.46	35.71%		$16,977	0.77%	0.93%	0.77%	21.34%
Year Ended October 31, 2012 (d)	$11.25	0.12	1.08	1.20	(0.07)	(0.38)	(0.45)	–	$12.00	11.29%		$1,440	0.78%	1.01%	0.78%	26.98%
Year Ended October 31, 2011 (d)	$10.65	0.07	0.59	0.66	(0.06)	–	(0.06)	–	$11.25	6.14%		$1,249	0.78%	0.63%	0.78%	24.19%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$15.87	0.20	(0.18)	0.02	(0.21)	(1.06)	(1.27)	–	$14.62	0.32%		$586,284,737	0.27%	1.29%	0.27%	14.31%
Year Ended October 31, 2014 (d)	$15.75	0.18	1.04	1.22	(0.20)	(0.90)	(1.10)	–	$15.87	8.04%		$673,112,196	0.27%	1.15%	0.27%	18.71%
Year Ended October 31, 2013 (d)	$12.18	0.23	4.00	4.23	(0.21)	(0.45)	(0.66)	–	$15.75	36.30%		$625,988,463	0.28%	1.70%	0.28%	21.34%
Year Ended October 31, 2012 (d)	$11.40	0.18	1.10	1.28	(0.12)	(0.38)	(0.50)	–	$12.18	11.85%		$429,079,230	0.28%	1.50%	0.28%	26.98%
Year Ended October 31, 2011 (d)	$10.79	0.14	0.59	0.73	(0.12)	–	(0.12)	–	$11.40	6.74%		$413,045,783	0.27%	1.15%	0.28%	24.19%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

43

For Additional Information Contact:

By Regular Mail:

Nationwide Funds

P.O. Box 701

Milwaukee, WI 53201-0701

By Overnight Mail:

Nationwide Funds

615 East Michigan Street, Third Floor

Milwaukee, WI 53202

For 24-Hour Access:

800-848-0920 (toll free). Representatives are available 9 a.m—8 p.m. Eastern time, Monday through Friday. Call after 7 p.m. Eastern time for closing share prices. Also, visit the website at nationwide.com/mutualfunds.

The Trust’s Investment Company Act File No.: 811-08495

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds and Nationwide Funds Group are service marks of Nationwide Mutual Insurance Company. ©2016

Information from Nationwide Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents—which may be obtained free of charge—contain additional information about the Funds:

●	Statement of Additional Information (incorporated by reference into this Prospectus)
●	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)
●	Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or phone number listed or visit the website at nationwide.com/mutualfunds.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign up for our free e-delivery service. Please call 800-848-0920 for information.

Information from the U.S. Securities and Exchange Commission (SEC)

You can obtain copies of Fund documents from the SEC:

●	on the SEC’s EDGAR database via the internet at www.sec.gov;
●	by electronic request to publicinfo@sec.gov;
●	in person at the SEC’s Public Reference Room in Washington, D.C. (for the SEC’s hours of operation, call 202-551-8090) or
●	by mail by sending your request to U.S. Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents).

PR-IDX-ISC xx/16

Nationwide Inflation-Protected Securities Fund

Prospectus  [        ], 2016

Fund and Class	Ticker
Nationwide Inflation-Protected Securities Fund Class A	NIFAX
Nationwide Inflation-Protected Securities Fund Institutional Class	NIFIX
Nationwide Inflation-Protected Securities Fund Institutional Service Class	NWXNX

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved this Fund’s shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

nationwide.com/mutualfunds

TABLE OF CONTENTS

2	Fund Summary
Nationwide Inflation-Protected Securities Fund

6	How the Fund Invests
Objective & Principal Investment Strategies

8	Risks of Investing in the Fund

10	Fund Management

11	Investing with Nationwide Funds
Choosing a Share Class
Sales Charges and Fees
Revenue Sharing
Contacting Nationwide Funds
Fund Transactions
Buying Shares
Exchanging Shares
Selling Shares
Excessive or Short-Term Trading
Additional Information about Fees and Expenses

21	Distributions and Taxes

23	Manager-of-Managers Structure

23	Additional Information

24	Financial Highlights

1

FUND SUMMARY: NATIONWIDE INFLATION-PROTECTED SECURITIES FUND

Objective

The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 11 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 117 of the Statement of Additional Information.

	Class A Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None
Annual Fund Operating Expenses
Management Fees	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.34%	0.09%	0.34%
Total Annual Fund Operating Expenses	0.84%	0.34%	0.59%
Fee Waiver/Expense Reimbursement[1]	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.80%	0.30%	0.55%

1	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.30% until February 28, 2018. Under the expense limitation agreement, the level to which operating expense are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses, or the current expense limitation, if different. More information about administrative services fees can be found in “Investing with Nationwide Funds” commencing on page 11 of this Prospectus.

2

FUND SUMMARY: NATIONWIDE INFLATION-PROTECTED SECURITIES FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses, and the application of any expense limitation for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$305	$483	$677	$1,235
Institutional Class shares	31	105	187	427
Institutional Service Class shares	56	185	325	734

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.81% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities (or “bonds”) that are indexed or linked to the rate of inflation in the United States. Such inflation-protected securities are designed to protect the future purchasing power of the money invested in them. For the foreseeable future, the Fund’s investment adviser and subadviser anticipate investing the Fund’s assets primarily in Treasury Inflation Protected Securities (“TIPS”), which are inflation-adjusted securities issued by the U.S. Treasury. Nevertheless, the Fund has the flexibility to invest in other inflation-linked U.S. government securities, as well as inflation-linked securities issued by entities such as domestic and foreign corporations and governments, so long as they are investment grade at the time of their purchase.

The Fund may invest up to 20% of its net assets in fixed-income securities that are not linked to inflation. These securities may include other debt securities issued by the U.S. government, its agencies or instrumentalities, corporations or other non-governmental issuers. In selecting securities, the subadviser typically maintains a dollar-weighted average portfolio maturity that is up to one year greater than or less than the dollar-weighted average portfolio maturity of the Barclays U.S. Treasury: U.S. TIPS Index. For example, if the dollar-weighted average portfolio maturity of the Barclays U.S. Treasury: U.S. TIPS Index is 7 years, the Fund’s dollar-weighted average portfolio maturity typically will be within a range of 6-8 years. As of December 31, 2015, the dollar-weighted average portfolio maturity of the Barclays U.S. Treasury: U.S. TIPS Index was 5.20 years, although this can change or fluctuate over time. The Fund’s subadviser may sell securities in order to buy others that it believes will better serve the Fund’s objective.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility, increased redemptions and the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of a bond.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Inflation-protected securities risk – because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Inflation-protected bonds also normally decline in price when real interest rates (the interest rate minus the current inflation rate) rise.

Interest payments on inflation-protected securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the Fund’s income distributions are likely to fluctuate considerably more than the income distribution amounts of a typical bond fund.

There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-protected securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline.

3

FUND SUMMARY: NATIONWIDE INFLATION-PROTECTED SECURITIES FUND (cont.)

Inflation-protected securities tax risk – Any increase in the principal amount of an inflation-protected security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund. In addition, adjustments during the taxable year for deflation to an inflation-protected bond held by the Fund may cause amounts previously distributed by the Fund in the taxable year as income to be recharacterized as a return of capital.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments can only sell its portfolio securities or instruments at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions.

Loss of money is a risk of investing in the Fund.

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. These returns do not reflect the impact of sales charges. If sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Institutional Class Shares

(Years Ended December 31,)

Best Quarter:     3.69% – 2nd qtr. of 2014

Worst Quarter:     -6.81% – 2nd qtr. of 2013

Year-to-date total return as of September 30, 2016:            %

After tax returns are shown for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer sponsored retirement plans.

Performance returns for Class A shares reflect a front-end sales charge of 4.25% that applied through October 28, 2013, after which it was reduced to 2.25%.

Institutional Service Class shares have not commenced operations as of the date of this Prospectus. Therefore, pre-inception historical performance for Institutional Service Class shares is based on the previous performance of Institutional Class shares. Performance for Institutional Service Class shares has been adjusted to reflect that share class’s higher expenses than those of the Fund’s Institutional Class shares.

Average Annual Total Returns

For the Periods Ended December 31, 2015

	1 Year	Since Inception (September 17, 2012)
Class A shares – Before Taxes	-4.44%	-3.53%
Institutional Class shares – Before Taxes	-1.90%	-1.96%
Institutional Class shares – After Taxes on Distributions	-1.90%	-2.06%
Institutional Class shares – After Taxes on Distributions and Sales of Shares	-1.07%	-1.53%
Institutional Service Class shares – Before Taxes	-2.14%	-2.21%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) IndexSM (The Index does not pay sales charges, fees, expenses or taxes.)	-1.44%	-2.05%

4

FUND SUMMARY: NATIONWIDE INFLATION-PROTECTED SECURITIES FUND (cont.)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Nationwide Asset Management, LLC

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Gary R. Hunt, CFA	Senior Investment Professional	Since 2012
Joel S. Buck	Senior Investment Professional	Since 2012
Chad W. Finefrock, CFA	Senior Investment Professional	Since 2016

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class A: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Class A): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Class A: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Class A): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Place Orders To Purchase or Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

HOW THE FUND INVESTS: NATIONWIDE INFLATION-PROTECTED SECURITIES FUND

Objective

The Nationwide Inflation-Protected Securities Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities that are indexed or linked to the rate of inflation in the United States. Such inflation-protected securities are designed to protect the future purchasing power of the money invested in them. For the foreseeable future, the Fund’s investment adviser and subadviser anticipate investing the Fund’s assets primarily in Treasury Inflation Protected Securities (“TIPS”), which are inflation-adjusted securities issued by the U.S. Treasury. Nevertheless, the Fund has the flexibility to invest in other inflation-linked U.S. government securities, as well as inflation-linked securities issued by other entities such as domestic and foreign corporations and governments, so long as they are investment grade (or, if unrated, deemed by the subadviser to be of equivalent credit quality) at the time of their purchase.

The Fund may invest up to 20% of its net assets in fixed-income securities that are not linked to inflation. These securities may include other debt securities issued by the U.S. government, its agencies or instrumentalities, corporations or other non-governmental issuers. In selecting securities, the subadviser typically maintains a dollar-weighted average portfolio maturity that is up to one year greater than or less than the dollar-weighted average portfolio maturity of the Barclays U.S. Treasury: U.S. TIPS Index. For example, if the dollar-weighted average portfolio maturity of the Barclays U.S. Treasury: U.S. TIPS Index is 7 years, the Fund’s dollar-weighted average portfolio maturity typically will be within a range of 6-8 years . As of December 31, 2015, the dollar-weighted average portfolio maturity of the Barclays U.S. Treasury: U.S. TIPS Index was 5.20 years, although this can change or fluctuate over time.

In managing the Fund’s portfolio, the subadviser begins with a top-down approach, using collaborative, team-based fundamental analysis, to develop a macroeconomic market view. It then applies a bottom-up approach, relying on assessments of relative value and management of sector allocations, focused on disciplined security selection and yield curve management. The combination of these top-down and bottom-up approaches is designed to maximize, through a disciplined analytic approach, the opportunity to add value across economic and market cycles. The Fund’s subadviser may sell securities in order to buy others that it believes will better serve the Fund’s objective.

About Inflation-Protected Securities

Inflation-protected securities are fixed-income securities whose principal and/or interest payments are adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as TIPS, whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury. The inflation adjustment for TIPS, which typically is applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed interest rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. Similarly, as the inflation rate declines, both the principal value and the interest payments decrease. Because of this inflation adjustment feature, inflation-protected securities typically have lower yields than conventional fixed-rate bonds. In addition, because the rate of inflation itself rises and falls frequently, the amount of income these bonds pay is also likely to fluctuate. Therefore, the amounts of the Fund’s income distributions are likely to fluctuate considerably more than the income distribution amounts of a typical bond fund.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Inflation – the rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

U.S. government securities – are debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Maturity – is the date on which the principal amount of a security is to be paid to investors.

6

HOW THE FUND INVESTS: NATIONWIDE INFLATION-PROTECTED SECURITIES FUND (cont.)

Top-down approach – a method of investing that involves first looking at trends in the general economy, followed by selecting industries, and then companies within such industries, that may benefit from those trends.

Bottom-up approach – a method of investing that involves searching for outstanding performance of individual bonds before considering the impact of economic trends.

7

RISKS OF INVESTING IN THE FUND

The Fund cannot guarantee that it will achieve its investment objective.

As with any mutual fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Loss of money is a risk of investing in the Fund.

The following information relates to the principal risks of investing in the Fund, as identified in the “Fund Summary” and “How the Fund Invests” sections. The Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Fund’s Statement of Additional Information (“SAI”).

Credit risk – the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. If an issuer defaults, the Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities the Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, generally are more exposed to credit risk than investment-grade securities.

Credit ratings – “investment-grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s or unrated securities judged by the Fund’s subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth-highest rating category, and therefore are not considered to be investment-grade. Ratings of securities purchased by the Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Fund to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, the Fund must rely entirely on the credit assessment of the Fund’s subadviser.

Inflation-protected securities risk – because of the inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. The values of inflation-protected securities also normally decline when real interest rates rise. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury bond is yielding 5%, and inflation is 2%, the real interest rate is 3%. Interest payments on inflation-protected securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. If the index measuring inflation falls, the principal value of inflation-protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Any increase in the principal amount of an inflation-protected security will be considered taxable ordinary income, even though investors, such as the Fund, do not receive their principal until maturity. This means that the Fund could be required to make annual distributions to shareholders that exceed the amount of cash the Fund has received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. If the principal value of an inflation-linked bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-protected securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. There also may be a delay between the time a change to the rate of inflation occurs and the time the adjustment for inflation is reflected in the value of the inflation-protected securities. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Although inflation-protected securities may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Fund. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation or a lower level of inflation. If inflation is lower than expected during the period the

8

RISKS OF INVESTING IN THE FUND (cont.)

Fund holds an inflation-protected security, the Fund may earn less on the security than on a conventional bond.

Inflation-protected securities tax risk – Any increase in the principal amount of an inflation-protected security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund. In addition, adjustments during the taxable year for deflation to an inflation-protected bond held by the Fund may cause amounts previously distributed by the Fund in the taxable year as income to be recharacterized as a return of capital.

Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility, increased redemptions and the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.

Duration – the duration of a fixed-income security estimates how much its price is affected by interest rate changes. For example, a duration of five years means the price of a fixed-income security will change approximately 5% for every 1% change in its yield. Thus, the higher a security’s duration, the more volatile the security.

Floating- and variable-rate securities – Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower-yielding securities that reduce the Fund’s income. Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. The Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

Liquidity risk – the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. It is also the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also may refer to the risk that the Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at unfavorable times and conditions.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Prepayment and call risk – the risk that as interest rates decline debt issuers may repay or refinance their loans or obligations earlier than anticipated. For example, the issuers of mortgage- and asset-backed securities may repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces the Fund’s income.

In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If the Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.

*  *  *  *  *  *

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Selective Disclosure of Portfolio Holdings

The Fund posts onto the internet site for the Trust (nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the U.S. Securities and Exchange Commission. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

9

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to oversight by the Board of Trustees, NFA also selects the subadvisers for the Fund, determines the allocation of Fund assets among one or more subadvisers, and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

Subadviser

Subject to oversight by NFA and the Board of Trustees, the subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of Fund assets allocated to it, the subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays the subadviser from the management fee NFA receives.

NATIONWIDE ASSET MANAGEMENT, LLC (“NWAM”) is the subadviser for the Fund. NWAM is located at One Nationwide Plaza, Columbus, OH 43215. NWAM is a wholly owned subsidiary of Nationwide Mutual Insurance Company (“Nationwide Mutual”) and is an affiliate of the Adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund is in the Fund’s semiannual report to shareholders, covering the period ending April 30, 2017.

Management Fees

The Fund pays the Adviser a management fee based on the Fund’s average daily net assets. The total management fee paid by the Fund for the fiscal year ended October 31, 2016, expressed as an annual percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was [0.21%]:

Portfolio Management

Gary R. Hunt, CFA, Joel S. Buck and Chad W. Finefrock, CFA, are co-portfolio managers with joint responsibility for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Mr. Hunt joined Nationwide Mutual, an affiliate of the Adviser, in 1992 as a securities analyst. He is currently a Senior Investment Professional and manages or co-manages multi-asset class portfolios for Nationwide and affiliates. Mr. Hunt earned his bachelor’s degree in business administration, an MBA from The Ohio State University and is a CFA® charterholder.

Mr. Buck joined Nationwide Mutual, the parent company of NWAM, in 1998 as a director. He is currently a Senior Investment

Professional and manages or co-manages multi-asset class portfolios for Nationwide and affiliates. Mr. Buck earned his bachelor’s degree in finance from The Ohio State University and an MBA from the University of Dayton.

Mr. Finefrock joined Nationwide Mutual, the parent company of NWAM, in 2001. He is a Senior Investment Professional and is responsible for trading U.S. Treasury securities, U.S. government agency debt securities, mortgage-backed securities and derivatives for Nationwide and affiliates. Mr. Finefrock earned a bachelor’s degree in risk management and insurance from The Ohio State University, an MBA from the University of Oxford and is a CFA® charterholder.

Additional Information about the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund managed by the portfolio manager, if any.

10

INVESTING WITH NATIONWIDE FUNDS

Choosing a Share Class

When selecting a share class, you should consider the following:

●	which share classes are available to you;
●	how long you expect to own your shares;
●	how much you intend to invest;
●	total costs and expenses associated with a particular share class and
●	whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs.

The Nationwide Inflation-Protected Securities Fund (the “Fund”) offers three different share classes, each with different price and cost features—Class A shares, Institutional Class shares and Institutional Service Class shares. Class A shares are available to all investors.

Institutional Class and Institutional Service Class shares are available only to certain investors. For eligible investors, these share classes may be more suitable than Class A shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision.

Class A Shares	Points to Consider

Front-end sales charge up to 2.25% Contingent deferred sales charge (CDSC)[1] Annual service and/or 12b-1 fee of 0.25% Administrative services fee of up to 0.25%

A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.

Reduction and waivers of sales charges may be available.

No maximum investment amount.

[1]

If you purchase Class A shares without a sales charge because you are eligible for a cumulative quantity discount, as described in “Purchasing Class A Shares without a Sales Charge” below, and your broker (or other financial intermediary) was paid a “finder’s fee” in connection with your purchase, you will be charged a CDSC of 0.75% on any Class A shares you redeem within 18 months of purchase.

Class A Shares

Class A shares are sold subject to a front-end sales charge of 2.25% of the offering price, but which declines based on the size of your purchase as shown below. A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.

Class A shares may be appropriate for those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges for Class A Shares

	Sales Charge as a Percentage of
Amount of Purchase	Offering Price	Net Amount Invested (approximately)	Dealer Commission
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 to $499,999	1.25	1.27	1.00
$500,000 or more	None	None	None	*

*	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

No front-end sales charge applies to Class A shares that you buy through reinvestment of Fund dividends or capital gains.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify the Fund’s transfer agent, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the current value of those shares. The current value of shares is determined by multiplying the number of shares by their current public offering price. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Fund held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Fund held in (i) all accounts (e.g., retirement accounts) with the Fund and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges” and “Waiver of Class A Sales Charges” below and in the SAI for more information. This information regarding breakpoints is also available free of charge at nationwide.com/mutual-funds-sales-charges.jsp.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

●	A larger investment. The sales charge decreases as the amount of your investment increases.
●

Rights of accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A or Class C shares in all Nationwide Funds (except the Nationwide Government Money Market

11

INVESTING WITH NATIONWIDE FUNDS (cont.)

Fund) that you currently own or are currently purchasing to the value of your Class A purchase.
●

Share repurchase privilege. If you redeem Fund shares from your account, you may qualify for a reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

●

Letter of intent discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $100,000 in Class A shares (except the Nationwide Government Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You also can combine your purchase of Class A shares with your purchases of Class C shares of other Nationwide Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

●

investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the “Distributor”) to waive sales charges for purchases made through self-directed brokerage service platforms in which transaction fees may (or may not) be imposed, investment advisory programs, fee-based programs or other sales channels in which front-end sales charges customarily are not imposed;

●	directors, officers, full-time employees, and sales representatives and their employees of a broker dealer that has a dealer/selling agreement with the Distributor;
●	retirement plan customers of Nationwide Financial Services, Inc. or one of its subsidiaries;
●

owners of individual retirement accounts investing assets formerly in retirement plans that were subject to the automatic rollover provisions under Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;

●	retirement plan customers of an unaffiliated brokerage firm or retirement plan administrator that has an agreement with the Distributor to waive sales charges;
●	investment advisory clients of the Adviser and its affiliates;
●	Trustees and retired Trustees of the Trust;
●

directors, officers, full-time employees (and their spouses, children or immediate relatives) of the Adviser, its affiliates, or sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time and

●	directors, officers, full-time employees (and their spouses, children or immediate relatives) of any current subadviser to the Trust.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares without a Sales Charge

Purchases of $500,000 or more of Class A shares of the Fund have no front-end sales charge. You can purchase $500,000 or more in Class A shares in one or more of the funds offered by the Trust (including the Fund in this Prospectus) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) applies (as shown below) if a “finder’s fee” is paid by the Distributor to your financial advisor or intermediary and you redeem your shares within 18 months of purchase.

The CDSC does not apply:

●	if you are eligible to purchase Class A shares without a sales charge because of a waiver identified in “Waiver of Class A Sales Charges” above;
●	if no finder’s fee was paid or
●	to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	$500,000 or more
If sold within	18 months
Amount of CDSC	0.75%

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges—Class A Shares” for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and is described in their respective Prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

Waiver of Contingent Deferred Sales Charges—Class A Shares

The CDSC is waived on:

●	the redemption of Class A shares purchased through reinvested dividends or distributions;

12

INVESTING WITH NATIONWIDE FUNDS (cont.)

●	Class A shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability and
●	mandatory withdrawals of Class A shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts.

If you qualify for a waiver of a CDSC, you must notify the Fund’s transfer agent, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

Share Classes Available Only to Institutional Accounts

The Fund offers Institutional Class and Institutional Service Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under the Employee Retirement Income Security Act (ERISA) when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer, including:

●	the level of distribution and administrative services the plan requires;
●	the total expenses of the share class and
●	the appropriate level and type of fee to compensate the intermediary.

An intermediary may receive different compensation, depending on which class is chosen.

Institutional Service Class Shares

Institutional Service Class shares are sold without a sales charge, and are not subject to Rule 12b-1 fees. Institutional Service Class shares are available for purchase only by the following:

●	retirement plans advised by financial professionals;
●	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund for these services;
●	a bank, trust company or similar financial institution investing for trust accounts for which it has authority to make investment decisions;
●	fee-based accounts of broker-dealers and/or registered investment advisors investing on behalf of their customers;
●	unregistered life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans or
●	current holders of Institutional Service Class shares of any Nationwide Fund.

Institutional Class Shares

Institutional Class shares are sold without a sales charge, and are not subject to Rule 12b-1 fees or administrative services fees. Therefore, no administrative services fees, sub-transfer agency payments or other service payments are paid to broker-dealers or other financial intermediaries either from Fund assets or the Distributor’s or an affiliate’s resources with respect to sales of or investments in Institutional Class shares, although such payments may be made by the Distributor or its affiliate from its own resources pursuant to written contracts entered into by the Distributor or its affiliate prior to March 1, 2014.

Institutional Class shares are available for purchase only by the following:

●	funds-of-funds offered by the Distributor or other affiliates of the Fund;
●	retirement plans for which no third-party administrator or other financial intermediary receives compensation from the Fund, the Distributor or the Distributor’s affiliates;
●

a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

●	high-net-worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary or
●	current holders of Institutional Class shares of any Nationwide Fund.

Institutional Class shares are not available to retail accounts or to broker-dealer or advisory fee-based wrap programs.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Distributor. These fees are either kept by the Distributor or paid to your financial advisor or other intermediary.

Distribution and Service Fees

The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A shares of the Fund to compensate the Distributor through distribution and/or service fees for expenses associated with distributing and selling shares and maintaining shareholder accounts. These fees are paid to the Distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services and maintenance of customer accounts. Institutional Service Class and Institutional Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to any applicable sales charges and are paid from the Fund’s assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost

13

INVESTING WITH NATIONWIDE FUNDS (cont.)

more than other types of sales charges. Under the Distribution Plan, Class A shares pay the Distributor an annual fee of:

Class	as a % of Daily Net Assets
Class A shares	0.25% (distribution or service fee)

Administrative Services Fees

Class A and Institutional Service Class shares of the Fund are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees. These fees, which are in addition to Rule 12b-1 fees for Class A shares as described above, are paid by the Fund to broker-dealers or other financial intermediaries (including those that are affiliated with NFA) who provide administrative support services to beneficial shareholders on behalf of the Fund. Under the Administrative Services Plan, the Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

For the current fiscal year, administrative services fees expressed as a percentage of each share class’s average daily net assets, are estimated to be 0.25% for each of Class A shares and Institutional Service Class shares.

Because these fees are paid out of the Fund’s Class A and Institutional Service Class share assets on an ongoing basis, these fees will increase the cost of your investment in such share classes over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid to broker-dealers and other financial intermediaries. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

●	the Adviser’s affiliates;
●	broker-dealers;
●	financial institutions and
●	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Contacting Nationwide Funds

Representatives are available 9 a.m. to 8 p.m. Eastern Time, Monday through Friday, at 800-848-0920.

Automated Voice Response Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

●	make transactions;
●	hear fund price information and
●	obtain mailing and wiring instructions.

Internet Go to nationwide.com/mutualfunds 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

●	download Fund Prospectuses;
●	obtain information on the Nationwide Funds;

14

INVESTING WITH NATIONWIDE FUNDS (cont.)

●	access your account information and
●	request transactions, including purchases, redemptions and exchanges.

By Regular Mail Nationwide Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701

By Overnight Mail Nationwide Funds, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202

15

INVESTING WITH NATIONWIDE FUNDS (cont.)

Fund Transactions—Class A Shares

All transaction orders must be received by the Fund’s transfer agent or an authorized intermediary prior to the calculation of the Fund’s NAV to receive that day’s NAV.

How to Buy Shares Be sure to specify the class of shares you wish to purchase. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

How to Exchange* or Sell** Shares

*  Exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

** A signature guarantee may be required. See “Signature Guarantee” below.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Fund. Your transaction is processed at the NAV next calculated after the Fund’s agent or an authorized intermediary receives your order in proper form.	Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Fund. Your transaction is processed at the NAV next calculated after the Fund’s agent or an authorized intermediary receives your order in proper form.
By mail. Complete an application and send with a check made payable to: Nationwide Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders. The Fund may, however, under circumstances it deems to be appropriate, accept cashier’s checks. Nationwide Funds reserves the right to charge a fee with respect to any checks that are returned for insufficient funds.	By mail. You may request an exchange or redemption by mailing a letter to Nationwide Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners.
By telephone. You will have automatic telephone transaction privileges unless you decline this option on your application. The Fund follows procedures to seek to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Fund may revoke telephone transaction privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone transaction privileges unless you decline this option on your application. The Fund follows procedures to seek to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Fund may revoke telephone transaction privileges at any time, without notice to shareholders.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record.

The Fund may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

Online. Transactions may be made through the Nationwide Funds’ website. However, the Fund may discontinue online transactions of Fund shares at any time.	Online. Transactions may be made through the Nationwide Funds’ website. However, the Fund may discontinue online transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds custodian bank. (The authorization will be in effect unless you give the Fund written notice of its termination.)

●  if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

●  your bank may charge a fee to wire funds.

●  the wire must be received by the close of regular trading (usually 4:00 p.m. Eastern Time) in order to receive the current day’s NAV.

By bank wire. The Fund can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. (The authorization will be in effect unless you give the Funds written notice of its termination.)

●  your proceeds typically will be wired to your bank on the next business day after your order has been processed.

●  Nationwide Funds deducts a $20 service fee from the redemption proceeds for this service.

●  your financial institution also may charge a fee for receiving the wire.

●  funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You may fund your Nationwide Funds’ account with proceeds from a domestic bank via ACH. To set up your account for ACH purchases, a voided check must be attached to your application. Your account will be eligible to receive ACH purchases 15 days after you provide your bank’s routing number and account information to the Fund’s transfer agent. Once your account is eligible to receive ACH purchases, the purchase price for Fund shares is the net asset value next determined after your order is received by the transfer agent, plus any applicable sales charge. There is no fee for this service. (The authorization will be in effect unless you give the Fund written notice of its termination.)

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Fund written notice of its termination.)

ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.	Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.

16

INVESTING WITH NATIONWIDE FUNDS (cont.)

Buying Shares

Share Price

The net asset value per share or “NAV” per share is the value of a single share. A separate NAV is calculated for each share class of the Fund. The NAV is:

●	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open and
●

generally determined by dividing the total net market value of the securities and other assets owned by the Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received by the Fund or its agent or authorized intermediary, plus any applicable sales charge.

The Fund is generally available only to investors residing in the United States. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Fair Value Pricing

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Fund are valued in order to determine the Fund’s NAV. The Valuation Procedures provide that debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service.

Securities for which market-based quotations are either unavailable (e.g., an independent pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, generally are valued at fair value by the Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The fair value of one or more of the securities in the Fund’s portfolio which is used to determine the Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that the Fund’s NAV is calculated, the Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Pursuant to the Valuation Procedures, the Fund’s foreign investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the NYSE. The fair values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which the Fund may invest may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.

These procedures are intended to help ensure that the prices at which the Fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders. In the event the Fund values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.

In-Kind Purchases

The Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Fund does not calculate NAV on days when the New York Stock Exchange is closed.

●	New Year’s Day
●	Martin Luther King, Jr. Day
●	Presidents’ Day
●	Good Friday
●	Memorial Day
●	Independence Day
●	Labor Day
●	Thanksgiving Day
●	Christmas Day
●	Other days when the New York Stock Exchange is closed.

17

INVESTING WITH NATIONWIDE FUNDS (cont.)

Minimum Investments

Class A Shares
To open an account	$2,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional investments	$100 (per Fund)
To start an Automatic Asset Accumulation Plan	$0 (provided each monthly purchase is at least $50)
Additional Investments (Automatic Asset Accumulation Plan)	$50

Institutional Service Class Shares
To open an account	$50,000 (per Fund)
Additional investments	No Minimum

Institutional Class Shares
To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Fund must obtain the following information for each person that opens a new account:

●	name;
●	date of birth (for individuals);
●	residential or business street address (although post office boxes are still permitted for mailing) and
●	Social Security number, taxpayer identification number or other identifying number.

You also may be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Fund and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

●

If the value of your account falls below $2,000 ($1,000 for IRA accounts), you generally are subject to a $5 quarterly fee, unless such account actively participates in an Automatic Asset Accumulation Plan. Shares from your account are redeemed each quarter/month to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the low-balance fee.

●

The Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below the minimum. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

●	both accounts have the same registration;
●	your first purchase in the new fund meets its minimum investment requirement and
●	you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class C shares.

You also may use proceeds from sales of Institutional Class shares of a Nationwide Fund to purchase Class A shares of a New Fund directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor, where the New Fund does not offer Institutional Class shares.

Notwithstanding the foregoing, no minimum investment requirement shall apply to holders of Institutional Service Class shares seeking to exchange such shares for Institutional Service Class shares of another Fund, or to holders of Institutional Class shares seeking to exchange such shares for Institutional Class shares of another Fund, where such Institutional Service Class or Institutional Class shares (as applicable) had been designated as Class D shares at the close of business on July 31, 2012.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

18

INVESTING WITH NATIONWIDE FUNDS (cont.)

Generally, there are no sales charges for exchanges of shares. However,

●	if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.
●	if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to the Nationwide Government Money Market Fund).

Exchanges into the Nationwide Government Money Market Fund

You may exchange between Institutional Class shares of the Fund and Institutional Class shares of the Nationwide Government Money Market Fund. You may exchange between all other share classes of the Fund and the Investor Shares of the Nationwide Government Money Market Fund. If your original investment was in Investor Shares, any exchange of Investor Shares you make for Class A or Class C shares of another Nationwide Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Investor Shares of the Nationwide Government Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Government Money Market Fund are subject to any CDSC that applies to the original purchase.

Selling Shares

You can sell or, in other words, redeem your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price, depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading is restricted or
●	an emergency exists (as determined by the U.S. Securities and Exchange Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

●	is engaged in excessive trading or
●	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Under extraordinary circumstances, the Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds’ ability to make a redemption in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind of affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Automatic Withdrawal Program

You may elect to automatically redeem shares in Class A shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Fund’s transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A shares subject to a sales charge while redeeming shares using this program.

Signature Guarantee

A signature guarantee is required for sales of shares of the Fund in any of the following instances:

●	your account address has changed within the last 30 calendar days;
●	the redemption check is made payable to anyone other than the registered shareholder;
●	the proceeds are mailed to any address other than the address of record or
●	the redemption proceeds are being wired or sent by ACH to a bank for which instructions currently are not on your account.

No signature guarantee is required under normal circumstances where redemption proceeds are transferred directly to: (1) another account maintained by a Nationwide Financial Services, Inc. company; or (2) a bank account, the registration of which includes the names of all of the account owners in which the mutual fund account is registered.

A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. We reserve the right to require a signature guarantee in other circumstances, without notice.

19

INVESTING WITH NATIONWIDE FUNDS (cont.)

Excessive or Short-Term Trading

The Nationwide Funds seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

●	disrupt portfolio management strategies;
●	increase brokerage and other transaction costs and
●	negatively affect fund performance.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing also may be attempted in funds that hold significant investments in small-cap securities, high-yield bonds (commonly known as “junk bonds”) and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees has adopted the following policies with respect to excessive or short-term trading in the Fund:

Fair Valuation

The Fund has fair value pricing procedures in place as described above in “Investing with Nationwide Funds: Fair Value Pricing.”

Monitoring of Trading Activity

The Fund, through the Adviser, its subadvisers and its agents, monitors selected trades and flows of money in and out of the Fund in an effort to detect excessive short-term trading activities. Further, in compliance with Rule 22c-2 under the investment Company Act of 1940, as amended, Nationwide Funds Group, on behalf of the Fund, has entered into written agreements with the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder identity and trading information so that the Fund can enforce its market timing policies. If a shareholder is found to have engaged in excessive short-term trading, the Fund may, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Despite its best efforts, the Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, the Fund may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever the Fund is able to identify short-term trades and/or traders, the Fund has broad authority to take discretionary action against market timers and against particular trades and apply the short-term trading restrictions to such trades that the Fund identifies. It also has sole discretion to:

●	restrict or reject purchases or exchanges that the Fund or its agents believe constitute excessive trading and
●	reject transactions that violate the Fund’s excessive trading policies or its exchange limits.

Additional Information about Fees and Expenses

The fees and expenses of the Fund that appear in the Fund Summary generally are based on average annual net assets during the fiscal year ended October 31, 2015, and do not reflect any change in expense ratios resulting from a change in assets under management since October 31, 2015. A decline in the Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown in the applicable Fund Summary. Significant declines in the Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund.

20

DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions. For advice about your personal tax situation, please speak with your tax advisor.

Income and Capital Gain Distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare daily and distribute its net investment income, if any, to shareholders as dividends quarterly. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the Fund. You may request a payment in cash by contacting the Fund’s transfer agent or your financial intermediary.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

●	distributions are taxable to you at either ordinary income or capital gains tax rates;
●	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;
●	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;
●

for individual shareholders, generally none or only a small portion of the income dividends paid are anticipated to be qualified dividend income eligible for taxation at long-term capital gains tax rates because the income of the Fund is primarily derived from investments earning interest rather than dividend income;

●

for corporate shareholders, generally none or only a small portion of the income dividends paid are anticipated to be eligible for the corporate dividend-received deduction because the income of the Fund is primarily derived from investments earning interest rather than dividend income, and

●	distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The federal income tax treatment of the Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year are reported on Form 1099, which is sent to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). The Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Fund, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to shareholders. However, the Fund will send you a corrected Form 1099 if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement.

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you pro rata as a foreign tax credit.

Selling and Exchanging Shares

Selling or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals in the 10% and 15% federal income tax rate brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers). If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

The Fund is required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1,

21

DISTRIBUTIONS AND TAXES (cont.)

2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-deferred retirement account.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Other Tax Jurisdictions

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax advisor. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources, and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax advisor or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the IRS instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

Other Reporting and Withholding Requirements

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends, and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sales of Fund shares. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax advisor about federal, state, local or foreign tax consequences before making an investment in a Fund.

22

MANAGER-OF-MANAGERS STRUCTURE

The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a manager-of-managers structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise subadvisory agreements with unaffiliated subadvisers with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for the Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Fund greater flexibility, enabling them to operate more efficiently.

The Adviser performs oversight and evaluation services to a subadvised Fund, including the following:

●	performing initial due diligence on prospective Fund subadvisers;
●	monitoring subadviser performance, including ongoing analysis and periodic consultations;
●	communicating performance expectations and evaluations to the subadvisers;
●	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
●	selecting Fund subadvisers.

The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or the Fund will obtain favorable results at any given time.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (collectively, “service providers”) including, among others, the Fund’s investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus, nor the related Statement of Additional Information, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any shareholder, or to give rise to any rights to any shareholder or other person other than any rights under federal or state law that may not be waived.

23

FINANCIAL HIGHLIGHTS: NATIONWIDE INFLATION-PROTECTED SECURITIES FUND

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years or fiscal periods ended October 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by                                                  , whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2015 (f)	$9.55	0.05	(0.24)	(0.19)	0.00	0.00	$9.36	(1.94%	)	$65,519	0.54%	0.51%		0.59%	29.81%
Year Ended October 31, 2014 (f)	$9.41	0.10	0.05	0.15	(0.01)	(0.01)	$9.55	1.55%		$36,829	0.59%	1.03%		0.64%	0.49%
Year Ended October 31, 2013 (f)	$10.05	–	(0.63)	(0.63)	(0.01)	(0.01)	$9.41	(6.29%	)	$39,275	0.55%	(0.05%	)	0.65%	37.88%
Period Ended October 31, 2012 (f)(g)	$10.00	0.02	0.03	0.05	–	–	$10.05	0.50%		$21,277	0.55%	1.75%		0.92%	0.00%

Institutional Class Shares
Year Ended October 31, 2015 (f)	$9.57	(0.01)	(0.16)	(0.17)	(0.01)	(0.01)	$9.39	(1.76%	)	$208,706,579	0.30%	(0.07%	)	0.34%	29.81%
Year Ended October 31, 2014 (f)	$9.44	0.09	0.09	0.18	(0.05)	(0.05)	$9.57	1.92%		$303,546,256	0.30%	0.92%		0.35%	0.49%
Year Ended October 31, 2013 (f)	$10.06	(0.01)	(0.60)	(0.61)	(0.01)	(0.01)	$9.44	(6.09%	)	$146,817,529	0.30%	(0.10%	)	0.39%	37.88%
Period Ended October 31, 2012 (f)(g)	$10.00	0.02	0.04	0.06	–	–	$10.06	0.60%		$46,574,482	0.30%	2.03%		0.68%	0.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012. Total return is calculated based on inception date of September 17, 2012 through October 31, 2012.

24

For Additional Information Contact:

By Regular Mail:

Nationwide Funds

P.O. Box 701

Milwaukee, WI 53201-0701

By Overnight Mail:

Nationwide Funds

615 East Michigan Street, Third Floor

Milwaukee, WI 53202

For 24-Hour Access:

800-848-0920 (toll free). Representatives are available 9 a.m.—8 p.m. Eastern time, Monday through Friday. Call after 7 p.m. Eastern time for closing share prices. Also, visit the website at nationwide.com/mutualfunds.

The Trust’s Investment Company Act File No.: 811-08495

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds and Nationwide Funds Group are service marks of Nationwide Mutual Insurance Company. ©2016

Information from Nationwide Funds

Please read this Prospectus before you invest and keep it with your records. The following documents—which may be obtained free of charge—contain additional information about the Fund:

●	Statement of Additional Information (incorporated by reference into this Prospectus)
●	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Fund’s performance)
●	Semiannual Reports

To obtain any of the above documents free of charge, to request other information about the Fund or to make other shareholder inquiries, contact us at the address or phone number listed or visit the website at nationwide.com/mutualfunds.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign up for our free e-delivery service. Please call 800-848-0920 for information.

Information from the U.S. Securities and Exchange Commission (SEC)

You can obtain copies of Fund documents from the SEC:

●	on the SEC’s EDGAR database via the internet at www.sec.gov;
●	by electronic request to publicinfo@sec.gov;
●	in person at the SEC’s Public Reference Room in Washington, D.C. (for the SEC’s hours of operation, call 202-551-8090) or
●	by mail by sending your request to U.S. Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents).

PR-IPS XX/16

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2016

NATIONWIDE MUTUAL FUNDS

Nationwide Amundi Global High Yield Fund	Nationwide Amundi Strategic Income Fund	Nationwide Amundi World Bond Fund	Nationwide Bailard Cognitive Value Fund	Nationwide Bailard Emerging Markets Equity Fund
Class A (NWXIX) Class C (NWXJX) Institutional Class (NWXKX) Institutional Service Class (NWXLX)	Class A (NWXEX) Class C (NWXFX) Institutional Class (NWXGX) Institutional Service Class (NWXHX)	Class A (NWWWX) Class C (NWXMX) Institutional Class (NWWYX) Institutional Service Class (NWWZX)	Class A (NWHDX) Class C (NWHEX) Class M (NWHFX) Institutional Class (NWHGX) Institutional Service Class (NWHHX)	Class A (NWWAX) Class C (NWWBX) Class M (NWWEX) Institutional Class (NWWCX) Institutional Service Class (NWWDX)

Nationwide Bailard International Equities Fund	Nationwide Bailard Technology & Science Fund	Nationwide Bond Fund	Nationwide Bond Index Fund	Nationwide Core Plus Bond Fund
Class A (NWHJX) Class C (NWHKX) Class M (NWHLX) Institutional Class (NWHMX) Institutional Service Class (NWHNX)	Class A (NWHOX) Class C (NWHPX) Class M (NWHQX) Institutional Class (NWHTX) Institutional Service Class (NWHUX)	Class A (NBDAX) Class C (GBDCX) Class R (GBDRX) Institutional Class (NWIBX) Institutional Service Class (MUIBX)	Class A (GBIAX) Class C (GBICX) Class R (n/a) Institutional Class (GBXIX) Institutional Service Class (NWXOX)	Class A (NWCPX) Institutional Class (NWCIX) Institutional Service Class (NWCSX)

Nationwide Diverse Managers Fund	Nationwide Emerging Markets Debt Fund	Nationwide Fund	Nationwide Geneva Mid Cap Growth Fund	Nationwide Geneva Small Cap Growth Fund
Institutional Service Class (NWWFX)	Class A (NWXAX) Class C (NWXBX) Institutional Class (NWXCX) Institutional Service Class (NWXDX)	Class A (NWFAX) Class C (GTRCX) Class R (GNWRX) Institutional Service Class (MUIFX)	Class A (NWHVX) Class C (NWHWX) Institutional Class (NWKAX) Institutional Service Class (NWHYX)	Class A (NWHZX) Class C (NWKBX) Institutional Class (NWKCX) Institutional Service Class (NWKDX)

Nationwide Global Equity Fund	Nationwide Government Bond Fund	Nationwide Government Money Market Fund	Nationwide Growth Fund	Nationwide HighMark Bond Fund
Class A (GGEAX) Class C (GGECX) Institutional Class (GGEIX) Institutional Service Class (GGESX)	Class A (NUSAX) Class C (GGBCX) Class R (GGBRX) Institutional Service Class (NAUGX)	Investor Shares (MIFXX) Institutional Class (GMIXX) Service Class (NWSXX)	Class A (NMFAX) Class C (GCGRX) Class R (GGFRX) Institutional Class (MUIGX) Institutional Service Class (NGISX)	Class A (NWJGX) Class C (NWJHX) Institutional Class (NWJIX) Institutional Service Class (NWJJX)

Nationwide HighMark California Intermediate Tax Free Bond Fund	Nationwide HighMark Large Cap Core Equity Fund	Nationwide HighMark National Intermediate Tax Free Bond Fund	Nationwide HighMark Short Term Bond Fund	Nationwide HighMark Small Cap Core Fund
Class A (NWJKX) Class C (NWJLX) Institutional Class (NWJMX) Institutional Service Class (NWJNX)	Class A (NWGHX) Class C (NWGIX) Institutional Class (NWGJX) Institutional Service Class (NWGKX)	Class A (NWJOX) Class C (NWJPX) Institutional Class (NWJQX) Institutional Service Class (NWJRX)	Class A (NWJSX) Class C (NWJTX) Institutional Class (NWJUX) Institutional Service Class (NWJVX)	Class A (NWGPX) Class C (NWGQX) Institutional Class (NWKEX) Institutional Service Class (NWGSX)

Nationwide High Yield Bond Fund	Nationwide Inflation-Protected Securities Fund	Nationwide International Index Fund	Nationwide Mid Cap Market Index Fund	Nationwide Portfolio Completion Fund
Class A (GGHAX) Class C (GHHCX) Institutional Class (GGYIX) Institutional Service Class (GGYSX)	Class A (NIFAX) Institutional Class (NIFIX) Institutional Service Class (NWXNX)	Class A (GIIAX) Class C (GIICX) Class R (GIIRX) Institutional Class (GIXIX) Institutional Service Class (NWXPX)	Class A (GMXAX) Class C (GMCCX) Class R (GMXRX) Institutional Class (GMXIX) Institutional Service Class (NWXQX)	Class A (NWAAX) Class C (NWACX) Institutional Class (NAAIX) Institutional Service Class (NAASX)

Nationwide S&P 500 Index Fund	Nationwide Small Cap Index Fund	Nationwide Small Company Growth Fund	Nationwide U.S. Small Cap Value Fund	Nationwide Ziegler Equity Income Fund
Class A (GRMAX) Class C (GRMCX) Class R (GRMRX) Institutional Class (GRMIX) Service Class (GRMSX) Institutional Service Class (GRISX)	Class A (GMRAX) Class C (GMRCX) Class R (GMSRX) Institutional Class (GMRIX) Institutional Service Class (NWXRX)	Class A (NWSAX) Institutional Service Class (NWSIX)	Class A (NWUAX) Class C (NWUCX) Institutional Class (NWUIX) Institutional Service Class (NWUSX)	Class A (NWGYX) Class C (NWGZX) Institutional Class (NWJAX) Institutional Service Class (NWJBX)

Nationwide Ziegler NYSE Arca Tech 100 Index Fund	Nationwide Ziegler Wisconsin Tax Exempt Fund
Class A (NWJCX) Class C (NWJDX) Institutional Class (NWJEX) Institutional Service Class (NWJFX)	Class A (NWJWX) Class C (NWKGX) Institutional Class (NWJYX) Institutional Service Class (NWJZX)

Nationwide Mutual Funds (the “Trust”), a Delaware statutory trust, is a registered open-end investment company currently consisting of 53 series as of the date hereof. This Statement of Additional Information (“SAI”) relates to the 37 series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).

This SAI is not a prospectus but is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:

•	Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund, Nationwide Diverse Managers Fund, Nationwide Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide Growth Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Small Cap Core Fund, Nationwide Small Company Growth Fund, Nationwide U.S. Small Cap Value Fund, and Nationwide Ziegler Equity Income Fund dated March 1, 2016;

•	Nationwide Bond Fund, Nationwide Core Plus Bond Fund, Nationwide Government Bond Fund, Nationwide Government Money Market Fund, Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide High Yield Bond Fund, and Nationwide Ziegler Wisconsin Tax Exempt Fund dated March 1, 2016 (as revised [ , 2016]);

•	Nationwide Amundi Global High Yield Fund, Nationwide Amundi Strategic Income Fund, Nationwide Amundi World Bond Fund, Nationwide Bailard Emerging Markets Equity Fund, Nationwide Bailard International Equities Fund, Nationwide Emerging Markets Debt Fund, and Nationwide Global Equity Fund dated March 1, 2016;

•	Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, and Nationwide Small Cap Index Fund, dated [ , 2016];

•	Nationwide Portfolio Completion Fund dated March 1, 2016;

•	Nationwide S&P 500 Index Fund and Nationwide Ziegler NYSE Arca Tech 100 Index Fund dated March 1, 2016 (as revised , 2016); and

•	Nationwide Inflation-Protected Securities Fund dated [ , 2016].

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Nationwide Mutual Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll free 800-848-0920.

The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust for the fiscal year ended October 31, 2015 included in the Trust’s Annual Report and the Financial Statements of the Trust for the period ended April 30, 2015 included in the Trust’s unaudited Semiannual Report are incorporated herein by reference. Copies of the Annual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

GENERAL INFORMATION AND HISTORY

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company formed under the laws of the state of Delaware on September 1, 2004 pursuant to a Declaration of Trust dated September 30, 2004, as amended and restated October 28, 2004 and June 17, 2009 (the “Second Amended and Restated Declaration of Trust”). The Trust currently consists of 53 separate series, each with its own investment objective. Except for the Nationwide Amundi World Bond Fund, Nationwide Emerging Markets Debt Fund, Nationwide Portfolio Completion Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund, each of the Funds featured herein is a diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Neither the Nationwide Amundi World Bond Fund, Nationwide Emerging Markets Debt Fund, Nationwide Portfolio Completion Fund nor the Nationwide Ziegler Wisconsin Tax Exempt Fund is a diversified fund, as defined in the 1940 Act.

The Nationwide Global Equity Fund and the Nationwide High Yield Bond Fund commenced operations on November 19, 2012, as a result of a reorganization in which the Nationwide Global Equity Fund and the Nationwide High Yield Bond Fund, respectively, acquired all of the assets, subject to stated liabilities, of the UBS Global Equity Fund and the UBS High Yield Fund, each a former series of The UBS Funds (each a “UBS Predecessor Fund,” and collectively the “UBS Predecessor Funds”). Each of these Funds has adopted the historical performance of its corresponding UBS Predecessor Fund and has substantially similar investment goals and strategies as the UBS Predecessor Funds.

The Nationwide Core Plus Bond Fund commenced operations on April 22, 2013, as a result of a reorganization in which the Nationwide Core Plus Bond Fund acquired all of the assets, subject to stated liabilities, of the TS&W Fixed Income Portfolio, a former series of The Advisors’ Inner Circle Fund (the “AIC Predecessor Fund”). The Nationwide Core Plus Bond Fund has adopted the historical performance of the AIC Predecessor Fund and has substantially similar investment goals and strategies as the AIC Predecessor Fund.

Each of the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund, Nationwide Ziegler Equity Income Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide Bailard International Equities Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund, Nationwide HighMark Small Cap Core Fund, Nationwide HighMark Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund commenced operations on September 16, 2013, as a result of a reorganization in which the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund, Nationwide Ziegler Equity Income Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide Bailard International Equities Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund, Nationwide HighMark Small Cap Core Fund, Nationwide HighMark Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund acquired all of the assets, subject to stated liabilities, of the HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund, HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark International Opportunities Fund, HighMark Large Cap Core Equity Fund, HighMark NYSE Arca Tech 100 Index Fund, HighMark Small Cap Core Fund, HighMark Bond Fund, HighMark Short Term Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund and HighMark Wisconsin Tax-Exempt Fund, respectively, each a former series of HighMark Funds (each a “Predecessor Fund,” and collectively the “Predecessor Funds”). Each of these Funds have adopted the historical performance of its corresponding Predecessor Fund. Each such Fund and its corresponding Predecessor Fund have substantially similar investment goals and strategies.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES

AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses discuss each Fund’s principal investment strategies, investment techniques and risks. Therefore, you should carefully review a Fund’s Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectuses.

For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Equity Funds”:

Nationwide Bailard Cognitive Value Fund	Nationwide HighMark Small Cap Core Fund
Nationwide Bailard Emerging Markets Equity Fund	Nationwide International Index Fund
Nationwide Bailard International Equities Fund	Nationwide Mid Cap Market Index Fund
Nationwide Bailard Technology & Science Fund	Nationwide Portfolio Completion Fund
Nationwide Diverse Managers Fund	Nationwide S&P 500 Index Fund
Nationwide Fund	Nationwide Small Cap Index Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide Small Company Growth Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide U.S. Small Cap Value Fund
Nationwide Global Equity Fund	Nationwide Ziegler Equity Income Fund
Nationwide Growth Fund	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Nationwide HighMark Large Cap Core Equity Fund

For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Fixed-Income Funds”:

Nationwide Amundi Global High Yield Fund

Nationwide Amundi Strategic Income Fund

Nationwide Amundi World Bond Fund

Nationwide Bond Fund

Nationwide Bond Index Fund

Nationwide Core Plus Bond Fund

Nationwide Diverse Managers Fund

Nationwide Emerging Markets Debt Fund

Nationwide Government Bond Fund

Nationwide Government Money Market Fund

Nationwide HighMark Bond Fund

Nationwide HighMark California Intermediate Tax Free Bond Fund

Nationwide HighMark National Intermediate Tax Free Bond Fund

Nationwide HighMark Short Term Bond Fund

Nationwide High Yield Bond Fund

Nationwide Inflation-Protected Securities Fund

Nationwide Portfolio Completion Fund

Nationwide Ziegler Wisconsin Tax Exempt Fund

For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Index Funds”:

Nationwide Bond Index Fund	Nationwide S&P 500 Index Fund
Nationwide International Index Fund	Nationwide Small Cap Index Fund
Nationwide Mid Cap Market Index Fund	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Bank and Corporate Loans

With the exception of the Nationwide Government Money Market Fund, each of the Fixed-Income Funds may invest in bank and corporate loans. Commercial banks and other financial institutions or institutional investors make bank or corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on bank or corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of bank and corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The loan instruments in which a Fund may invest may involve borrowers, agents, co-lenders and collateral located both within and outside the United States, including in emerging market countries. Bank and corporate loans may include, but are not limited to, interests in trade finance loan transactions, pre-export/import finance transactions, factoring, syndicated loan transactions and forfeiting transactions.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the bank or corporate loans, holds collateral and accepts payments of principal and interest. By investing in a corporate or bank loan, a Fund may become a member of the syndicate. A financial institution’s appointment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a bank or corporate loan and could suffer a loss of principal and/or interest.

The bank and corporate loans in which a Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank or corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

The trading market for many bank and corporate loans, including those relating to trade finance, may be limited or less developed than the secondary market for bonds and notes. Therefore, a Fund may experience difficulties in selling its bank or corporate loans. In many cases, loans and loan-related instruments may be considered to be illiquid due to the length of time required to transfer an interest in a loan or a related instrument.

Borrowing

Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33 1⁄3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

Asset Segregation. Pursuant to current guidance from the staff of the SEC, financial instruments that involve a Fund’s obligation to make future payments to third parties will not be deemed to be creating any “senior security” provided that the Fund “covers” its obligations. Financial instruments that involve an obligation to make future payments to third parties can include, among others, (i) securities purchased on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements. A Fund is deemed to have “covered” its obligations involving such a financial instrument when the Fund enters into an offsetting financial position, or segregates liquid assets (such as cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Segregated assets are not required to be physically segregated from other Fund assets, but may be segregated through appropriate notation on the books of a Fund or the Fund’s custodian.

The obligation to cover a financial instrument may require a Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order to segregate the required amount of assets. Should segregated assets decline in value, a Fund will be required to segregate additional assets or reduce its position in the financial instrument. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until a Fund’s obligations under the financial instruments have been satisfied.

The segregated amount for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between a Fund and its counterparty, is liquid assets equal to the net amount due under the contract, as determined daily on a mark-to-market basis. For futures, forwards and swaps that may physically settle, a Fund will cover its position by segregating liquid assets equal to the contract’s full notional value (less any margin posted). This may limit the Fund’s ability to use these instruments, to the extent that more assets will be required to cover a Fund’s obligations.

Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, a Fund’s subadviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s subadviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Brady Bonds

Except for the Nationwide Government Money Market Fund, each of the Fixed-Income Funds may invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds also may be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund’s subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the subadviser’s expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Debt Obligations

Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long-term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.

Recent market data indicates that primary dealer inventories of corporate bonds appear to be at an all-time low, relative to the market size. A significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed income markets.

Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating-and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration generally will outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of its subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, the Fund must rely entirely on the credit assessment of the subadviser(s).

Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Derivative Instruments

Each Fund, except the Nationwide Government Money Market Fund, may use instruments referred to as derivative instruments (“derivatives”). A derivative is a financial instrument the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives as a substitute for taking a position in a security, a group of securities or a securities index as well as for hedging purposes. Certain Funds, as noted in their respective Prospectuses, also may use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Depending on the change in the value of the underlying asset, the potential for loss may be limitless. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

The use of these derivatives is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). Nationwide Fund Advisors, with respect to its management and operation of the Funds, has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Special Risks of Derivative Instruments. The use of derivatives involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

(1) Successful use of most derivatives depends upon a Fund’s subadviser’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of a derivative and price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using derivatives on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.

(3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s subadviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declines by more than the increase in the price of the security, a Fund could suffer a loss.

(4) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts, or make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Additional General Tax Information for All Funds.”

Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for over-the-counter (“OTC”) options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can be exercised only at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund generally intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC regulations and guidance, a Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund also will earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a Treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. Such protection is only provided during the life of the spread option.

Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s subadviser believes it is more advantageous to a Fund than purchasing the futures contract.

To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return, substituting a position in a security, group of securities or an index, and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to obtain or reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to obtain or hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security), asset, commodity, or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value.

Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds generally intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account. Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

A Fund that invests in a futures contract is subject to the risk of loss of the initial and variation margin in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open futures position. A Fund’s assets may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the FCM’s customers. If the FCM fails to provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own obligations or the payment obligations of another customer to the central counterparty.

Commodity Futures Contracts. The Nationwide Portfolio Completion Fund may engage in transactions in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

•	Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

•	Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

•	Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on the value of commodity futures contracts.

Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund also may invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)

Credit Linked Notes. (Fixed-Income Funds only) A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the

Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.

Structured Notes. The Nationwide Portfolio Completion Fund may use structured notes to pursue its objective. Structured notes generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security or asset. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

With respect to structured notes, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, “Description of Portfolio Instruments and Investment Policies — Restricted, Non-Publicly Traded and Illiquid Securities.”
Swap Agreements. The Nationwide Amundi Global High Yield Fund, Nationwide Amundi Strategic Income Fund, Nationwide Amundi World Bond Fund, Nationwide Emerging Markets Debt Fund, Nationwide High Yield Bond Fund and Nationwide Portfolio Completion Fund may enter into interest rate, total return, securities index, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund’s investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. These Funds also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, with respect to swaps that have been designated by the CFTC for mandatory clearing (cleared swaps), through an FCM and cleared through a clearinghouse that serves as a central counterparty. See “Uncleared Swaps” and “Cleared Swaps” below for additional explanation of cleared and uncleared swaps. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market historically has been largely unregulated.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Fund’s subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments or otherwise replicate a particular benchmark index. Swap agreements may be considered to be illiquid.

Swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) central clearing and execution of standardized swaps; (3) margin requirements in swap transactions; (4) position limits and large trader reporting requirements; and (5) record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

The Fund will enter uncleared swap agreements only with counterparties that the Fund’s subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Cleared swaps. Certain swaps have been designated by the CFTC for mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps for mandatory clearing, but it is expected that the CFTC will designate additional categories of swaps for mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not necessarily eliminate these risks and may involve additional risks not involved with uncleared swaps.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Recently adopted CFTC rules require the trading and execution of certain cleared swaps on public trading facilities, which will occur for each category of swaps subject to mandatory clearing once one or more trading facilities become accredited and make such category of swaps available to trade. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swaps data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.

Certain Internal Revenue Service positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and also can require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Credit Default Swaps. The Nationwide Amundi Global High Yield Fund, Nationwide Amundi Strategic Income Fund, Nationwide Amundi World Bond Fund, Nationwide Emerging Markets Debt Fund, Nationwide High

Yield Bond Fund, Nationwide Portfolio Completion Fund may enter into credit default swap contracts. These Funds would use credit default swap contracts for any lawful purpose consistent with such Fund’s investment objective, including for hedging or to create direct or synthetic short or long exposure to domestic or foreign corporate or sovereign debt securities.

As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk – that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Total Rate of Return Swaps. The Nationwide Amundi Global High Yield Fund, Nationwide Amundi Strategic Income Fund, Nationwide Amundi World Bond Fund, Nationwide Emerging Markets Debt Fund, Nationwide High Yield Bond Fund and Nationwide Portfolio Completion Fund may enter into total rate of return swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. A total rate of return swap will allow the Fund to quickly and cost effectively invest cash flows into a diversified basket of assets which has the risk/return prospect of the Fund’s (or a sleeve thereof) stated benchmark.

Interest Rate Swaps. The Nationwide Amundi Global High Yield Fund, Nationwide Amundi Strategic Income Fund, Nationwide Amundi World Bond Fund, Nationwide Emerging Markets Debt Fund, Nationwide High Yield Bond Fund and Nationwide Portfolio Completion Fund may enter into interest rate swaps. In an interest rate swap, the parties exchange their rights to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive for fixed rate payments. Interest rate swaps entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received, as well as the risk that the counterparty will fail to meet its obligations.

Equity Swaps. The Nationwide Portfolio Completion Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes or to seek to increase total return. Until equity swaps are designated for central clearing, the counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Fund generally will enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Foreign Currency-Related Derivative Strategies - Special Considerations. A Fund may use futures and options on futures on foreign currencies and forward currency contracts to increase returns or to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and also may engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s subadviser believes a liquid secondary market will exist for a particular option at any specific time.

Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or the benefits of a currency hedge, impose transaction costs or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currencies will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in foreign currencies over time.

A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

Non-Deliverable Forwards. The Nationwide Amundi Global High Yield Fund, Nationwide Amundi Strategic Income Fund, Nationwide Amundi World Bond Fund, Nationwide Emerging Markets Debt Fund, Nationwide Global Equity Fund and Nationwide High Yield Bond Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a Fund enters into a non-deliverable forward transaction, the Fund’s custodian will maintain segregated assets in an amount not less than the value of the Fund’s unrealized loss under such non-deliverable forward transaction. If the additional segregated assets decline in value or the amount of the Fund’s commitment increases because of changes in currency rates, additional cash or securities will be designated as segregated assets on a daily basis so that the value of the account will equal the amount of the Fund’s unrealized loss under the non-deliverable forward agreement.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

The SEC and CFTC consider non-deliverable forwards as swaps, and they are therefore included in the definition of “commodity interests.” Non-deliverable forwards have historically been traded in the OTC market. However, as swaps, non-deliverable forwards may become subject to central clearing and trading on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and thus are not deemed to be commodity interests. However, such forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject the investment adviser to CFTC registration and regulation as a commodity pool operator.

Foreign Commercial Paper. A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upward or downward (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in the foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain. The Funds believe that such investments do not involve the creation of a senior security, but nevertheless will earmark or establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

The SEC has recently proposed a new rule which, if adopted, would replace current SEC and staff guidance with respect to asset segregation requirements for derivatives and other instruments such as reverse repurchase agreements, short sales, firm or standby commitment agreements and similar agreements. While it is not possible to fully predict the effects of the proposed regulation, the investment adviser will continue to monitor developments as they apply to the Funds.

Equity Participation Notes or Equity Linked Notes

The Nationwide Global Equity Fund may invest up to 10% of its total assets in equity participation notes or equity linked notes (collectively, “EPNs”). An EPN is a debt instrument whose return is determined by the performance of a single equity security, a basket of securities, or an equity index (collectively, “underlying security”). When purchasing an EPN, the Fund pays the counterparty the current value of the underlying security plus a commission. During the time that the EPN is owned, the price of the EPN will fluctuate in accordance with the price fluctuation of the underlying security, with a currency adjustment to reflect the fact that EPNs are generally priced in U.S. dollars whereas the underlying security is generally denominated in a foreign currency. At maturity or sale, the EPN owner’s profit or loss is the sum of the appreciation/depreciation of the underlying security, plus the appreciation/depreciation of the underlying security’s currency relative to the U.S. dollar, less any commissions paid. The Fund only invests in EPNs for which the underlying security is a permissible investment pursuant to the Fund’s investment policies and restrictions.

The Nationwide Global Equity Fund invests in EPNs only to gain exposure to equities in foreign markets where direct investments in equity securities are not easily accessible or otherwise obtainable. The Fund only may invest in EPNs that are unleveraged and that do not have a “cap” or a “floor” on the maximum principal amount to be repaid to the Fund at maturity. In addition, the Fund only may invest in EPNs that are based on the performance of a single underlying equity security; that have no premium or discount in relation to the underlying asset; and that provide for the retention of dividend rights. Investments in EPNs will only be made if the counterparty is a financial institution rated at least A1 by S&P or P1 by Moody’s. EPNs are not considered equity securities for purposes of the Fund’s policy to invest 80% of its net assets in equity securities.

EPNs possess the risks associated with the underlying security, such as market risk, and, with respect to EPNs based on foreign securities, foreign securities and currency risks. EPNs, however, involve greater risks than if the Fund had invested in the underlying security directly, since, in addition to general market and foreign securities risks, EPNs are subject to counterparty, credit and illiquidity risks. Counterparty risk is the risk that the issuer of the EPN may fail to pay the full amount due at maturity or redemption. In addition, an investment in an EPN creates exposure to the credit risk of the issuing financial institution. Also, the secondary market for EPNs may be limited, and the lack of liquidity in the secondary market may make EPNs difficult to dispose of and to value. In choosing EPNs appropriate for the Fund, the subadviser will select only those EPNs that have demonstrated patterns of brokers willing to provide liquidity on demand to ensure that the EPNs maintain their liquidity.

Floating- and Variable-Rate Securities

Each of the Fixed-Income Funds may invest in floating-or variable-rate securities. Floating- or variable-rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating- or variable-rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Such obligations include variable-rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating-and variable-rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund’s subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.

Foreign Securities

Each Fund may invest in securities of issuers located outside the United States. Funds that invest in foreign securities offer the potential for more diversification than Funds that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets also may be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include changes in foreign currency exchange rates, exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Regional Risk. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund generally will have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Unless a Fund’s Prospectus states a policy to invest only in securities denominated in U.S. dollars, a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Investment in Emerging Markets. The Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Emerging market countries are typically developing and low or middle income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investment in Frontier Markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.

Governments of many frontier market countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

In addition, investing in frontier markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting all together. The process for having a blocking restriction lifted can be very difficult with the particular requirements varying widely by country. In certain countries, the block cannot be removed.

There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.

The frontier market countries in which a Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. Banks in frontier market countries used to hold a Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlement will take longer and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the settlement systems.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. Also, there are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depositary receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs, EDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR, EDR or NVDR representing ownership of common stock will be treated as common stock.

A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Foreign Sovereign Debt. The Fixed-Income Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by governments of developing or emerging market countries, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Investments in California Municipal Securities by the Nationwide HighMark California Intermediate Tax-Free Bond Fund

The following information is a general summary, based primarily upon information derived from state official statements, Comprehensive Annual Financial Reports, other public documents relating to securities offerings of issuers of the state, and other historically reliable sources. It is only a brief summary of the complex factors affecting the financial situation in California. It has not been independently verified by the Fund. The Fund makes no representation or warranty regarding the completeness or accuracy of such information.

Because the Nationwide HighMark California Intermediate Tax Free Bond Fund expects to invest substantially all of its assets in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of California municipal securities, including national and local political, economic, social, environmental, and regulatory policies and conditions. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by a local California issuer may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations.

General Economic Factors. California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California is by far the most populous state in the nation. The July 2015 estimate of California’s population is 38.9 million residents, which is 12% of the total U.S. population. During the last recession, which officially ended in 2009, the State experienced the most significant economic downturn since the Great Depression of the 1930s.

As a result, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls in the period 2008 through 2011, which were addressed largely through various spending cuts and deferrals.

California’s economy continued to improve during the first several months of fiscal year 2014-15. Job gains, falling unemployment, increases in personal income, higher auto sales, and rising construction in both the residential and nonresidential markets demonstrate the continuing economic recovery. Employment gains averaged 30,000 jobs per month during the first six months of the 2015 fiscal year, and as of December 2014, nonfarm employment increased 2.3% over its June 2014 level. Job increases were spread across a wide array of industries and sectors and by December 2014, 11 of California’s major metropolitan areas (representing 36% of the State’s total labor market) had returned to their pre-recession job peaks. California’s unemployment rate continued to fall during the first six months of the 2014-15 fiscal year; by December 2014, it had receded to 7.0% from 7.4% in June 2014.

The housing market returned to a more normal and sustainable pace as of December 2014. The stabilizing of home prices in late 2014 put home prices a moderate 3% above their prior year level as of December 2014. Although December 2014’s year-over-year rise in home sales was just 0.6%, it was the first increase in nearly a year and a half. New construction activity continued to advance. On the housing front, building permits during the first six months of the 2014-15 fiscal year increased 5.7% over the total recorded during the first half of the prior fiscal year. The value of nonresidential permits gained 8.3%, with solid increases in industrial, office, retail, hotel, and building improvements.

California’s real gross domestic product increased by 2.8% in 2014, and totaled $2.3 trillion at current prices, keeping California as the eighth largest economy in the world. Most sectors have experienced solid growth, with the exception of the agricultural sector. At less than 3% of the total economy, declines in the agricultural sector due to drought are expected to be offset by growth in other sectors.

Although challenged by an ongoing drought, economic and other instabilities abroad, and continuing budget pressures, the State’s economy is clearly making progress on many fronts. The expected further growth in technology, health care, tourism, business and professional services, and construction all promise to deepen and broaden the State’s economic expansion.

Credit and Rating History. California has always paid when due the principal of and interest on its general obligations bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants.

As of January 2016, ratings of the State’s general obligation bonds were “Aa3” from Moody’s, “AA-” from S&P and “A+” from Fitch, each with a stable outlook. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant. Any revisions to or withdrawal of a credit rating could have an adverse effect on the market price and liquidity of bonds offered by the State of California.

Recent Financial Results and Obligations. The economic downturn of the last few years adversely affected the State’s budget situation. California’s fiscal challenges were exacerbated by unprecedented levels of debts, deferrals, and budgetary obligations accumulated over the prior decade. The 2011 and 2012 Budget Acts addressed this deficit through three dollars of ongoing spending reductions for every dollar of tax increases. The 2012 Budget Act closed a projected budget gap of $15.7 billion over the two fiscal years 2011-12 and 2012-13 and projected a $948 million reserve by June 30, 2013, by enacting a total of $16.6 billion in solutions (including a combination of expenditure reductions, additional revenues and other solutions).

The expenses of the primary government totaled $237.1 billion for the year ended June 30, 2014. The primary government’s general revenues of $126.3 billion exceeded net unfunded expenses by $9.7 billion, resulting in a positive net position for the first time in five years.

The two main State pension funds each face unfunded future liabilities in the tens of billions of dollars. General Fund contributions to the California Public Employees’ Retirement System and California State Teachers’ Retirement System are estimated to be approximately $2.9 billion and $1.9 billion, respectively for fiscal year 2015-16. In 2012, the State enacted a comprehensive pension reform package affecting State and local government, which increased the retirement age and lowered retirement benefits for most new State and local government employees hired on or after January 1, 2013.

The State also provides retiree health care and dental benefits to retired State employees and their spouses and dependents (when applicable) and almost exclusively utilizes a “pay-as-you-go” funding policy. The State has an actuarial accrued liability relating to these other post-employment benefits estimated at $71.81 billion as of June 30, 2014, of which $71.77 billion is unfunded.

The 2015-16 budget, including the 2015 Budget Act, was enacted on June 24, 2015. The budget continues to pay down debts and liabilities and builds a healthier reserve fund as it implements the first year of Proposition 2, which directs specified revenues towards increasing reserves in the Budget Stabilization Account, the State’s rainy day fund, and paying down specified debts. The California Legislative Analyst’s Office (“LAO”) in its November 2015 California Fiscal Outlook reported that based primarily on higher revenue estimates than were assumed in the 2015-16 Budget Act, their projections of reserve levels are much higher. The LAO now estimates that 2015-16 will end with $7.9 billion in reserves, a $3.3 billion increase over the Budget Act’s assumptions.

As of July 1, 2015, the State had more than $87.0 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the State’s General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. As of July 1, 2015, there were more than $30 billion of authorized and unissued long-term voter-approved general obligation bonds which, when issued, will be payable principally from the General Fund and approximately $4.0 billion of authorized and unissued lease-revenue bonds.

Other Considerations. From time to time legislation may be introduced or litigation may arise that would change the tax treatment of tax-exempt interest. Such litigation or legislation may have the effect of raising the State or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on tax-exempt interest. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

It is not possible to predict the future impact of voter initiatives, State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future. Furthermore, the State is involved in certain legal proceedings that could require the State to make significant future expenditures or could substantially impair revenues if such proceedings result in unfavorable decisions for the State.

Numerous factors may adversely affect the State and municipal economies. For example, limits on federal funding could result in the loss of federal assistance otherwise available to the State. In addition, it is impossible to predict the time, magnitude, or location of a natural or other catastrophe, such as a major earthquake, drought, fire or flood or its effect on the California economy. Substantially all of California is within an active geologic region subject to major seismic activity. The possibility exists that a natural disaster such as an earthquake could create a major disruption of the California economy.

Legislation has been introduced from time to time regarding the California state personal income tax status of interest paid on municipal securities issued by the State of California and its local governments and held by investment companies such as the Nationwide HighMark California Intermediate Tax Free Bond Fund. The Fund cannot predict what legislation relating to California municipal securities, if any, may be proposed in the future or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of California municipal securities generally, as well as the availability of California municipal securities issued by the State of California and its local governments specifically, for investment by the Fund and the liquidity and value of its portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

The Fund’s concentration in California municipal securities provides a greater level of risk than funds that are diversified across numerous states and municipal entities.

Investments in Municipal Securities by the Nationwide Ziegler Wisconsin Tax Exempt Fund

Investments in Wisconsin Municipal Securities. The following information is a general summary, based primarily upon information derived from state official statements, Comprehensive Annual Financial Reports, other public documents relating to securities offerings of issuers of the state, and other historically reliable sources. It is only a brief summary of the complex factors affecting the financial situation in Wisconsin. It has not been independently verified by the Nationwide Ziegler Wisconsin Tax Exempt Fund. The Fund makes no representation or warranty regarding the completeness or accuracy of such information

General Economic Factors. In 2014, Wisconsin continued its economic rebound from the recession. Wisconsin’s gross domestic product is projected to rise 4.0% in 2015 and 4.1% in 2016. Total nonfarm employment in Wisconsin is expected to increase 1.5% in 2015 and 1.4% in 2016. Wisconsin personal income growth is projected to increase 3.0% in 2015 and 3.6% in 2016.

Wisconsin’s statewide total property value increased again in 2015 for the second straight year following five years of declines from 2009 through 2013. The recovery in values has been broad-based, reflecting improvements in all major sectors. In 2014, overall property values increased 2.5%, residential real estate values rose 2.3% and commercial real estate values increased 0.6%. In 2015, total property value increased 2.4%, with residential property value growing at 2.3%. In addition, commercial real estate and manufacturing values both increased 3.2%.

In 2014, Wisconsin’s $3.6 billion in agricultural exports ranked 13th among U.S. states, moving up three spots from 2011. Top export markets were Canada, Mexico, China, Korea and Japan; and top product categories included dairy products, miscellaneous food, ethanol and raw fur skins. Wisconsin led the nation in 2014 in exports of bovine genetics, whey, cranberries, sweet corn, and ginseng roots.

In 2015, Wisconsin was home to more than 9,800 dairy farms with more than 1.27 million cows. Wisconsin’s milk production continues to grow as the dairy farms in the State yielded 27.8 billion pounds of milk in 2014, an increase of 0.8% over the all-time record of 27.6 billion set in 2013. Wisconsin accounts for 14% of the nation’s milk production. Dairy production and processing accounts for almost half of all the economic activity associated with agriculture: $43.4 billion in economic activity, accounting for nearly 79,000 jobs. In 2014, Wisconsin was the nation’s top cheese producing state with 2.9 billion pounds of cheese or more than 25% of the nation’s cheese production.

Recent Financial Results and Obligations. Pursuant to 2011 Wisconsin Act 32, many areas of state government spending were reduced to accommodate Medicaid spending. For fiscal years 2012 and 2013, most state operations appropriations were reduced by 10%, excluding salary and fringe benefits, to create efficiencies. The enactment of 2011 Wisconsin Act 10 required most State and local government employees to contribute 50% of their pension benefits and increased the contributions of state employees toward their health insurance premiums. These efforts set the State on more stable fiscal footing.

In fiscal year 2013, total general fund revenues increased by 4.2% over fiscal year 2012 tax collections, outpacing expectations, with significant strength in Wisconsin’s major general fund tax revenue sources. Individual income tax revenues increased 6.5%, sales and use tax revenues increased 2.8% and corporate tax revenues increased 2.1%. As a result, Wisconsin deposited $153.2 million into the State’s budget stabilization fund.

Wisconsin continued to build its economic recovery through economic development and infrastructure investment, reconciling government spending with revenues without raising taxes and providing $751.1 million more to provide coverage to the Medicaid population over the 2013-15 biennium. Since fiscal year 2011, state funding for the Medicaid program has grown from $1.45 billion to $2.52 billion in fiscal year 2015.

While total general fund revenues in 2014 decreased by 1.0% compared to fiscal year 2013 tax collections, this was mostly driven by tax reductions enacted in the 2013-15 biennial budget as well as changes in income tax withholding tables. Individual income tax revenues decreased 5.8%, sales and use tax revenues increased 4.9% and corporate tax revenues increased 4.5%. 2013 Wisconsin Act 145 prohibited transfers from the General Fund to the budget stabilization appropriation in fiscal year 2014.

Total general fund tax collections increased 4.3% in fiscal year 2015 from fiscal year 2014. Individual income tax collections rose 3.7%, sales and use taxes rose 5.7%, and corporate income taxes increased 3.9%. 2013 Wisconsin Act 145, prohibited transfers from the General Fund to the budget stabilization appropriation in fiscal year 2015. The balance of the budget stabilization arrangement as of June 30, 2015 was $280.3 million.

The State of Wisconsin Building Commission, an agency of the State, is empowered by law to consider, act upon, authorize, issue and sell all debt obligations of the State. The total general obligation debt outstanding for the State as of June 30, 2015 was $7.4 billion. During fiscal year 2015, $1.5 billion of general obligation bonds and $279.8 million of general obligation long term notes were issued to provide for the acquisition or improvement of land, water, property, highways, buildings, equipment, or facilities for public purposes or to refund outstanding bonds.

General obligations issued by the State are subject to debt limits set forth in the Wisconsin Constitution and the Wisconsin Statutes. There is an annual debt limit of three-quarters of 1%, and a cumulative debt limit of 5%, of the aggregate value of all taxable property in the State. Currently, the annual debt limit is $3,679,519,080, and the cumulative debt limit is $24,530,127,203. As of August 15, 2015, general obligations of the State were outstanding in the principal amount of $7,706,494,852.

As of January 2016, the ratings of the State’s general obligation bonds were “Aa2” (with a positive outlook) from Moody’s, “AA” (with a stable outlook) from S&P and “AA” (with a stable outlook) from Fitch. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant. Any revisions to or withdrawal of a credit rating could have an adverse effect on the market price and liquidity of bonds offered by the State of Wisconsin.

Investments in Municipal Securities of Puerto Rico, Guam, U.S. Virgin Islands, American Samoa and the Northern Mariana Islands. From time to time the Nationwide Ziegler Wisconsin Tax-Exempt Fund may invest a significant portion of its assets in municipal securities issued by or on behalf of Puerto Rico, Guam, U.S. Virgin Islands, American Samoa or the Northern Mariana Islands or their respective agencies or instrumentalities. Accordingly, it will be susceptible to a number of complex factors affecting the issuers of Puerto Rico, Guam, U.S. Virgin Islands, American Samoa and the Northern Mariana Islands securities, including political, economic, social, environmental, and regulatory policies and conditions. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of Puerto Rico, Guam, U.S. Virgin Islands, American Samoa and the Northern Mariana Islands securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.

Puerto Rico. The following information is a general summary, based primarily upon information derived from information derived from various Commonwealth and local agencies in Puerto Rico including Commonwealth official statements, Comprehensive Annual Financial Reports, other public documents relating to securities offerings of issuers of the Commonwealth, and other historically reliable sources. It is only a brief summary of the complex factors affecting the financial situation in Puerto Rico. It has not been independently verified by the Fund. The Fund makes no representation or warranty regarding the completeness or accuracy of such information.

Puerto Rico Economy. Puerto Rico’s economy entered a recession in the fourth quarter of fiscal year 2006. The Commonwealth’s gross national product (“GNP”) contracted (in real terms) every fiscal year between 2007 and 2014, with the exception of fiscal year 2012. The lower rate of GNP decline after fiscal year 2011 is due in large part to the large amount of stimuli and deficit spending injected into the Puerto Rico economy during the period (e.g. $7.1 billion in federal funds through the American Recovery and Reinvestment Act, $500 million in local stimulus funded by the Puerto Rico Sales Tax Financing Corporation (“COFINA”) bond proceeds in 2009 and 2010, and $706 million in corporate and individual income tax cuts (later modified due to resulting revenue shortfalls). The atypical growth in fiscal year 2012 (0.5%) was partially due to the effects of the different fiscal stimuli mentioned above. According to the Puerto Rico Planning Board’s most recent figures, released in May of 2015, Puerto Rico’s real gross national product for fiscal years 2013 and 2014 decreased by 0.2% and 0.9%, respectively.

The economy of Puerto Rico is closely linked to the United States economy as most of the external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States mainland economy. These factors include exports, direct investment, the amount of federal transfer payments, interest rates, inflation rate and tourist expenditures. During fiscal year 2014, approximately 71.8% of Puerto Rico’s exports went to the U.S. mainland, which was also the source of approximately 47.2% of Puerto Rico’s imports.

From fiscal year 2009 to fiscal year 2013, the manufacturing and service sectors generated the largest portion of gross domestic product. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, professional and scientific instruments, and certain high technology machinery and equipment. Most of Puerto Rico’s manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico.

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. Puerto Rico Planning Board figures show that in fiscal year 2014 manufacturing generated $49.3 billion, or 47.6%, of gross domestic product. Total employment in the manufacturing sector decreased by 84,066 from fiscal year 1996 to fiscal year 2015, and by 42,825 from fiscal year 2005 to fiscal year 2015. During the period from 2010 through 2015, manufacturing employment decreased by a total of 15.7%. For fiscal year 2015, average employment in the sector declined by 1,000 jobs, or 1.3%, compared to the previous year. Given that this sector pays the highest wages, on average, in Puerto Rico, its general downturn has represented a major difficulty for restoring growth for the whole economy. There are several reasons that could explain this sector’s job shrinkage: the completion of the phase-out of Section 936 of the Internal Revenue Code, the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly electricity), the increased use of job outsourcing, and the increase of global competition.

Puerto Rico has experienced mixed results in the service sector, which includes wholesale and retail trade, utilities, transportation and warehousing, information, finance and insurance, real estate and rental, and certain other areas such as scientific, technical, management, administrative, support, educational, health care, social, recreational, accommodation, food and other services. This sector has expanded in terms of income over the past decade.

According to the Puerto Rico Department of Labor and Human Resources Household Survey, the number of persons employed in Puerto Rico during fiscal year 2015 averaged 990,113, a decrease of 0.5% when compared to the previous fiscal year; and the unemployment rate averaged 13.0%, as compared to the 14.3% it reached during fiscal year 2014.

Debt, and revenues and expenditures. The Constitution of Puerto Rico limits the amount of general obligation (full faith and credit) debt that can be issued or guaranteed by the Commonwealth to 15% or less of the average annual internal revenues of the Commonwealth for the two preceding fiscal years. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities of the Commonwealth, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations generally is supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

As of September 30, 2015, the Commonwealth had outstanding a total of $22.764 billion aggregate principal amount of bonds and notes issued or guaranteed by the Commonwealth or payable directly from General Fund appropriations, equivalent to approximately 33% of the Commonwealth’s gross national product for fiscal year 2014 ($69.202 billion - preliminary). Debt service for fiscal year 2016 on these bonds and notes payable from the General Fund ($1.963 billion) represents approximately 20% of the General Fund budget for fiscal year 2016 ($9.800 billion).

The General Fund is the chief operating fund of the Commonwealth. For more than a decade, the Commonwealth has experienced significant General Fund budget deficits. These deficits, including the payment of a portion of the Commonwealth’s debt service obligations, have been covered primarily with the net proceeds of bonds issued by COFINA and Commonwealth general obligation bonds, with interim financings provided by the Government Development Bank (“GDB”) and, in some cases, with extraordinary onetime revenue measures or expense adjustment measures. The Commonwealth expects that its ability to finance future budget deficits will be severely limited.

The difference between General Fund operating revenues and operating expenses for fiscal year 2013 was $807 million. The difference between total General Fund resources and total expenditures was $1.353 billion. This amount was funded by (i) $775 million of general obligation and Puerto Rico Public Buildings Authority debt service refunding, (ii) a $332 million debt issuance from COFINA, (iii) a short term line of credit with GDB of $98 million, and (iv) $148 million in cash management measures.

On October 30, 2015 the Commonwealth filed with the Municipal Securities Rulemaking Board’s Electronic Municipal Market Access a notice that the Commonwealth would not file its audited financial statements for fiscal year 2014 by October 31, 2015, as had been previously announced by the Commonwealth. The Commonwealth cannot provide an estimate at this time of when it will be able to complete and file its audited financial statements.

The fiscal year 2016 General Fund budget provided for revenues and expenditures of $9.8 billion, which is $235 million higher than the budget for fiscal year 2015. The principal reasons for the increase in expenditures are (i) a 30% increase in debt service payments, from $1.138 billion in fiscal year 2015 to $1.475 billion in fiscal year 2016; and (ii) a 16% increase in special pension contributions, from $560 million in fiscal year 2015 to $652 million in fiscal year 2016. These increases were partially offset by reductions in payroll expenses of $72 million, in other operating expenses of $63 million and $43 million in the Puerto Rico Integrated Transport Authority. The principal changes in the fiscal year 2016 budgeted General Fund revenues compared to preliminary fiscal year 2015 revenues are (i) an increase of $1.1 billion in sales and use tax, resulting from the increase in the sales and use tax rate and an increase of $55 million in corporate income taxes, which are partially offset by (ii) a decrease in individual income taxes of $160 million, and a decrease in Act 154 excise tax revenues of $37 million. In October 2015, the Puerto Rico Treasury Department revised its revenue estimate for fiscal year 2016 from $9.8 billion to $9.446 billion. This revision was made after taking into consideration (i) the actual revenues for the fourth quarter of fiscal year 2015, (ii) the preliminary revenues for the first quarter of fiscal year 2016, (iii) the projected effect on revenues of legislation enacted since the beginning of the current fiscal year, and (iv) other general economic factors.

The Commonwealth’s very high level of debt and the resulting required allocation of revenues to service this debt have contributed to significant budget deficits during the past several years, which deficits the Commonwealth has been required to finance, further increasing the amount of its debt. More recently, the Commonwealth’s high level of debt, among other factors, has adversely affected its credit ratings and its ability to obtain financing at favorable interest rates. The Commonwealth expects that its ability to finance future budget deficits will be severely limited, and, therefore, that it will be required to reduce the amount of resources that fund other important governmental programs and services in order to balance its budget and continue honoring its obligations.

On June 28, 2014, the Commonwealth enacted the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”). Prior to the enactment of the Recovery Act, there was no Commonwealth statute providing an orderly recovery regime for public corporations experiencing financial difficulties. At the same time, Chapters 9 and 11 of the United States Bankruptcy Code generally are inapplicable to public corporations that are governmental instrumentalities of the Commonwealth. Thus, the Recovery Act was intended to fill this statutory gap and provide for an orderly legal process governing the enforcement and restructuring of the debts and other obligations of certain public corporations of the Commonwealth.

The purpose of the Recovery Act is to create a legal framework that: (i) allows certain public corporations to adjust their debts in a manner that protects the interests of all affected creditors; (ii) provides procedures for the orderly enforcement and restructuring of the debts and obligations of eligible public corporations in a manner that is consistent with the United States and Commonwealth Constitutions; and (iii) maximizes the return to such public corporation’s stakeholders.

The Recovery Act does not apply to the Commonwealth. It applies solely to certain public corporations. The Recovery Act establishes two types of processes to adjust a public corporation’s obligations. These two processes are designed to work together either concurrently or sequentially.

On June 28, 2014, certain holders of bonds issued by the Puerto Rico Electric Power Authority (“PREPA”) filed a lawsuit in the United States District Court for the District of Puerto Rico (“District Court”) seeking a declaratory judgment that the Recovery Act violates multiple provisions of the United States Constitution. The complaint alleges that the Recovery Act is a law dealing with “bankruptcy matters” and that the Commonwealth is precluded by the United States Constitution from enacting this law since only the United States Congress can do so under the “bankruptcy clause” of the United States Constitution. The complaint further alleges that certain provisions of the Recovery Act, if enforced, would violate several provisions of the United States Constitution because they would constitute an unconstitutional impairment of the contract between PREPA and its bondholders or a “taking” of the bondholders’ property without just compensation. On July 22, 2014, an investment manager, on behalf of investment funds which purportedly hold bonds issued by PREPA, filed another lawsuit in the District Court seeking a declaratory judgment that the Recovery Act violates the bankruptcy clause of the U.S. Constitution and other provisions of the U.S. and Commonwealth Constitutions, asserting similar arguments as the first complaint. On August 20, 2014, the District Court issued an order consolidating both actions.

On February 6, 2015, the United States District Court for the District of Puerto Rico issued an opinion and order declaring the Recovery Act unconstitutional and stating that it was preempted by the United States Bankruptcy Code. The Commonwealth filed an expedited appeal before the United States Court of Appeals for the First Circuit. On July 6, 2016, a three-judge panel of the Court of Appeals upheld the judgment of the District Court holding that the Recovery Act is unconstitutional. On August 21, 2015 the Commonwealth filed a petition for a writ of certiorari before the United States Supreme Court. The writ was granted on December 5, 2015.

The Commonwealth is in the midst of a profound fiscal crisis. Despite various measures that have been undertaken by the current and previous administrations to grow the economy, reduce government expenses, and increase revenues the Commonwealth’s economy continues to shrink and the Commonwealth has been unable to achieve a balanced budget. On June 29, 2015, Governor García Padilla announced that the Commonwealth had no choice but to seek to renegotiate its debt with the goal of achieving a more sustainable debt service, and that if it was unable to do so the Commonwealth could default on its debt.

The Commonwealth’s liquidity was severely affected during fiscal year 2015 and remains extremely limited, primarily as a result of the Commonwealth’s inability to access external sources of financing. As a result, the Commonwealth has not been able to meet all its obligations on a timely manner, and has been prioritizing payments relating to essential government services and payroll.

Bond ratings. In February 2014 Puerto Rico’s general obligation bonds were downgraded to non-investment grade or “junk” status by Moody’s, S&P and Fitch. In July 2014 Moody’s, S&P and Fitch further downgraded their Puerto Rico general obligation ratings following the enactment of the Recovery Act. Following multiple further downgrades in 2015, and as of January 2016, the ratings of the Commonwealth’s outstanding general obligation bonds were “Caa3” from Moody’s, “CC” from S&P and “CC” from Fitch, each with a negative outlook.

The ratings may be further changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant. Any revisions to or withdrawal of a credit rating could have an adverse effect on the market price and liquidity of bonds offered by the Commonwealth of Puerto Rico.

Guam Economy. Guam, the westernmost territory of the U.S., is located southwest of Hawaii and southeast of Japan. Tourism and, to a lesser extent, the U.S. military contribute significantly to Guam’s economy. A decrease in U.S. operations or tourism, or natural disasters, could lead to economic instability and volatility in the Guam municipal securities markets. Public sector employment in Guam is significant, with a large concentration of the labor force working for the local government or in federal jobs. The rest of the labor force works in the private sector. Major private sector employment categories include tourism, construction, transshipment services, concrete products, printing and publishing, food processing and textiles.

U.S. Virgin Islands Economy. The U.S. Virgin Islands, a territory of the United States, is located in the Caribbean Sea and Atlantic Ocean. The U.S. Virgin Islands consists of dozens of islands, most notably the islands of Saint Croix, Saint John and Saint Thomas. Tourism is the primary economic activity of the U.S. Virgin Islands, followed by manufacturing which includes petroleum refining, electronics, rum distilling, watch assembly, textiles and pharmaceuticals. The economy of the U.S. Virgin Islands is also dependent to a significant extent on grants from the federal government. International business and financial services are a small but growing component of the economy. A decrease in tourism or manufacturing, or natural disasters, could lead to economic instability and volatility in the U.S. Virgin Islands municipal securities market.

American Samoa Economy. American Samoa is part of the Samoan Islands chain in the South Pacific Ocean and is the southernmost territory of the United States. The population of American Samoa is approximately 65,000, most of whom live on the largest island of Tutuila. The economy of American Samoa relies on funding from the U.S. government. The largest private sector of the economy is tuna fishing and tuna canning.

Northern Mariana Islands Economy. The Northern Mariana Islands, located in the western Pacific Ocean, consists of 15 islands with a total population of approximately 80,000. The Northern Mariana Islands’ economy relies on funding from the U.S. government. The Northern Mariana Islands’ economy also relies on tourism, garment manufacturing, construction and agriculture, among others.

Initial Public Offerings

Each of the Equity Funds may participate in initial public offerings (“IPOs”). Securities issued in initial public offerings have no trading history, and information about the companies may be available for very limited periods. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.

Lending Portfolio Securities

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. In addition, a Fund may not have on loan securities representing more than one-third of its total assets at any given time. The collateral that a Fund receives may be included in calculating the Fund’s total assets. A Fund generally will not seek to vote proxies relating to the securities on loan, unless it is in the best interests of the applicable Fund to do so. In addition, the Fund may not have on loan securities representing more than one-third of its total assets at any given time. The collateral that the Fund receives may be included in calculating the Fund’s total assets. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and securities of other issuers with debt-like characteristics that are rated A1 or P1 on a fixed-rate or floating-rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium-term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium-term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral also may be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements in which an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed-rate or floating-rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium-term notes are unsecured, continuously offered corporate debt obligations. Although medium-term notes may be offered with a maturity from one to 10 years, in the context of securities lending collateral, the maturity of the medium-term note will not generally exceed two years.

Loan Participations and Assignments

Each Fund may invest in Loan Participations and Assignments. Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Loan Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Loan Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Loan Participation. In the event of the insolvency of the lender selling a Loan Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Certain loans and other forms of indebtedness may not be deemed to be securities under federal securities laws. As such, loans and other forms of direct indebtedness that are not deemed to be securities may not be afforded securities law protections, such as those against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no such assurance that fraud or misrepresentation will not occur with respect to the loans and other investments in which the Fund invests, the Fund relies on the Subadviser’s research in an attempt to seek to avoid situations where fraud or misrepresentations could adversely affect the Fund.

Medium-Quality, Lower-Quality and High-Yield Securities

Except for the Nationwide Government Money Market Fund, each of the Fixed Income Funds may invest in medium-quality securities and also in lower-quality and high-yield securities (commonly known as “junk bonds”) (hereinafter referred to as “lower-quality securities”).

Medium-Quality Securities. Medium-quality securities are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

Lower-Quality/High-Yield Securities. Non-investment grade debt or lower-quality/rated securities include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”); (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

As previously stated, the value of a lower-quality or comparable unrated security generally will decrease in a rising interest rate market, and accordingly so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet such Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

Money Market Instruments

Money market instruments in which the Funds, including the Nationwide Government Money Market Fund, invest may include the following types of instruments:

•	obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	high quality asset-backed commercial paper;

•	repurchase agreements;

•	bank or savings and loan obligations;

•	high quality commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It also may be issued by foreign issuers, such as foreign governments, and states and municipalities;

•	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•	high quality short-term (maturity in 397 days or less) corporate obligations;

•	certain variable-rate and floating-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days;

•	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extendable commercial notes are determined to be illiquid, the Nationwide Government Money Market Fund will be limited to holding no more than 5% of its net assets in these and any other illiquid securities (in addition to other liquidity restrictions under Rule 2a-7 of the 1940 Act); and

•	unrated short-term (maturing in 397 days or less) debt obligations that are determined by a Fund’s subadviser to be of comparable quality to the securities described above.

Insurance Contracts and Funding Agreements. Money market instruments in which the Funds, including the Nationwide Government Money Market Fund may invest also include insurance contracts, such as guaranteed investment contracts, funding agreements and annuities. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account, and the insurance company then credits to the Fund a guaranteed rate of interest, paid on a regular periodic basis (e.g., monthly). The funding agreements or other insurance contracts provide that the guaranteed rate of interest will not be less than a certain minimum rate. The purchase price paid for the contract becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Funding agreements may or may not allow a Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company also may have a corresponding right to prepay the principal with accrued interest upon a specified number of days’ notice to the Fund. The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and a Fund. Generally, funding agreements and other insurance contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in certain such insurance contracts does not currently exist. Accordingly, such insurance contracts may be considered to be illiquid. To the extent any such funding agreements or other insurance contracts are considered to be illiquid, the Nationwide Government Money Market Fund will be limited to holding no more than 5% of its net assets in these and any other illiquid securities (in addition to other liquidity restrictions under Rule 2a-7 of the 1940 Act). In addition, funding agreements and other insurance contracts are subject to interest rate risk, i.e., when interest rates increase, the value of insurance contracts decline. Insurance contracts are also subject to credit risk, i.e., that the insurance company may be unable to pay interest or principal when due. If an insurance company’s financial condition changes, its credit rating, or the credit rating of the contracts, may be lowered, which could negatively affect the value of the insurance contracts a Fund owns.

Extendable Commercial Notes. ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking note holder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECN’s rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. The subadviser to the Nationwide Government Money Market Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

Bank Obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

Mortgage- and Asset-Backed Securities

Each of the Fixed-Income Funds may invest in mortgage- and asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.

Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC (each of which is defined below under “U.S. Government Securities and U.S. Government Agency Securities”), such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Private lenders or government-related entities also may create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC (which is defined below under “U.S. Government Securities and U.S. Government Agency Securities”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On February 18, 2009, the Obama administration announced the Making Home Affordable Plan (formerly, the Homeowner Affordability and Stability Plan). Among the provisions were the following: (i) an initiative to allow mortgages currently owned or guaranteed by Fannie Mae and Freddie Mac to be refinanced without obtaining additional credit enhancement beyond what is already in place for that loan and (ii) an initiative to encourage modifications of mortgages for both homeowners who are in default and those who are at risk of imminent default, through various government incentives to servicers, mortgage holders, and homeowners. To the extent that servicers and borrowers of Fannie Mae and Freddie Mac participate in these programs in large numbers, it is likely that the costs incurred by Fannie Mae and Freddie Mac associated with modifications of loans, servicer and borrower incentive fees, and the related accounting impacts will be substantial.

Although this program and other such similar initiatives taken by the U.S. Treasury are designed to protect holders of the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac, no assurance can be given that the U.S. Treasury initiatives discussed above will be successful. The obligations of Fannie Mae and Freddie Mac are neither insured nor guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency thereof other than Fannie Mae and Freddie Mac.

Further, in February 2011, the Obama administration provided a report to Congress outlining a plan to reform the U.S. housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac by increasing their guarantee fees, reducing their conforming loan limits and continuing progressive limits on the size of their investment portfolio. Notably, the report does not propose similar changes to GNMA. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance market after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent. In response to the Obama administration’s proposals, bills have recently been introduced in both houses of Congress that would overhaul the housing finance system, including the gradual elimination of Fannie Mae and Freddie Mac, the two government-sponsored mortgage guarantee giants, and a shift of more mortgage and credit risk to the private sector. See S.1217 – Housing Finance Reform and Taxpayer Protection Act of 2013 (Introduced June 25, 2013); H.R.2767 – Protecting American Taxpayers and Homeowners Act of 2013 (Introduced July 22, 2013).

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

A Fund also may invest in, among others types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated

maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds also may invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Additional General Tax Information For All Funds” in this SAI.

A Fund also may purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities, though, present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Municipal Securities

Each of the Fixed-Income Funds may invest in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. The Nationwide Government Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Funds also may acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The subadviser will consider such an event in determining whether a Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Operational and Technology Risk/Cyber Security Risk

Each Fund, its service providers, and other market participants depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.

For example, each Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s adviser, and other service providers (including, but not limited to, Fund accountants, custodians, subadvisers, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While each Fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.

In addition, power or communications outages, acts of God, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund’s operations.

Each Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. Each Fund and its shareholders could be negatively impacted as a result.

Preferred Stocks and Convertible Securities

Each Fund may invest in preferred stocks and other forms of convertible securities. In some instances, a Fixed Income Fund (except the Nationwide Government Money Market Fund) may receive common stock, warrants or other types of equity securities resulting from a corporate action by or bankruptcy of an issuer of debt securities held by the Fund. In such instances, unless such equity securities are preferred stocks or convertible securities, the Fund will sell such equity securities as soon as reasonably practicable.

Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

A Fund also may invest in other classes of enhanced convertible securities. These include but are not limited to Automatically Convertible Equity Securities (“ACES”), Participating Equity Preferred Stock (“PEPS”), Preferred Redeemable Increased Dividend Equity Securities (“PRIDES”), Stock Appreciation Income Linked Securities (“SAILS”), Term Convertible Notes (“TECONS”), Quarterly Income Cumulative Securities (“QICS”), and Dividend Enhanced Convertible Securities (“DECS”). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit;

they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as Equity Linked Securities (“ELKS”) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. A Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

Certain Funds also may invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (PIK Bonds) and Deferred Payment Securities” below.

Current federal income tax law requires the holder of zero coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Contingent Convertible Securities. A contingent convertible security (“CoCo”) is a hybrid debt security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.

With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting the Fund to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

CoCos are subject to the credit, interest rate, high yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that the Fund may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative and the prices of CoCos may be volatile. There is no guarantee that the Fund will receive return of principal on CoCos.

Publicly Traded Limited Partnerships and Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Each of the Equity Funds may invest in interests in limited liability companies, as well as publicly traded limited partnerships (limited partnership interests or units), which represent equity interests in the assets and earnings of the company’s or partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income derived from a limited partnership deemed not to be a “qualified publicly traded partnership” may not be considered “qualifying income” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) and may trigger adverse tax consequences. Also, since publicly traded limited partnerships and limited liability companies are a less common form of organizational structure than corporations, their units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited liability company or limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the company or partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners also may be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Put Bonds

Each of the Fixed-Income Funds may invest in “put” bonds, which are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.

Real Estate Investment Trusts

Although no Fund will invest in real estate directly, the Equity Funds may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Funds pay the fees and expenses of the REITs, which, ultimately, are paid by a Fund’s shareholders.

Repurchase Agreements

Each Fund may enter into repurchase agreements. In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a subcustodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the U.S. Securities and Exchange Commission (“SEC”) to be loans by a Fund. A Fund will include any collateral that the Fund receives in calculating the Fund’s total assets in determining whether a Fund has loaned more than one-third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

Restricted, Non-Publicly Traded and Illiquid Securities

A Fund may not invest more than 15% (5% with respect to the Nationwide Government Money Market Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, for purposes of the Nationwide Government Money Market Fund, a security is illiquid if it cannot be sold or disposed of within the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust (“Board of Trustees”), the Fund’s subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable, or if such securities may be readily saleable in foreign markets. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.

A Fund may sell OTC options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund’s subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act (“Section 4(2) paper”) is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

Each Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.

The Fixed-Income Funds also may invest in mortgage dollar rolls, which are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would earmark or set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated or earmarked assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated or earmarked assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated or earmarked assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds (See “Borrowing”).

Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s subadviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

Securities of Investment Companies

As permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Notwithstanding these restrictions, each Fund may invest any amount, pursuant to Rule 12d1-1 of the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7 of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

Exchange Traded Funds. A Fund may invest in exchange-traded funds (“ETFs”). ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers, that are components of a particular index. Such ETFs typically are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.

The shares of an ETF may be assembled in a block known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. ETF shares, as opposed to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund’s best interest to do so.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Short Selling of Securities

The Index Funds may engage in short selling of securities consistent with their respective strategies. In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund also may have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on its subadviser’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).

Small- and Medium-Cap Companies and Emerging Growth Stocks

The Equity Funds may invest in small- and medium-cap companies and emerging growth stocks. Investing in securities of small-sized companies, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than the prices of securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized, mid-cap and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized, mid-cap and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized, mid-cap and emerging growth companies than for larger, more established ones.

Special Situation Companies

Certain Funds may invest in “special situation companies,” which include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The subadviser of such a Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, a Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

Standby Commitment Agreements

Except for the Nationwide Government Money Market Fund, each Fixed-Income Fund may enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. The Fund segregates or earmarks liquid assets in the aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Strip Bonds

The Fixed-Income Funds may invest in strip bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

Temporary Investments

Generally, each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund’s subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. Each Index Fund uses an indexing strategy and the Nationwide Portfolio Completion Fund uses a passive investing style. Accordingly, these Funds do not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor securities performance, although each such Fund may use temporary investments pending investment of cash balances, or to manage anticipated redemption activity, or in the case of the Portfolio Completion Fund, collateralize margin obligations from derivatives positions.

U.S. Government Securities and U.S. Government Agency Securities

Each of the Equity Funds and Fixed-Income Funds may invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation (“FHLMC”), are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the FNMA.

The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund’s portfolio, cause the Fund’s daily net asset value to fluctuate.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, a Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. As conservator, the FHFA assumed all the powers of the shareholders, directors and officers with the goal of preserving and conserving the assets and property of FNMA and FHLMC. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear.

Inflation-Protected Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, 10 or 30 years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund’s income distributions.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Warrants and Rights

Each of the Equity Funds may invest in or hold warrants and rights. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Rights are similar to warrants, but normally have a shorter duration. Warrants and rights may be acquired separately or in connection with the acquisition of securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

When-Issued Securities and Delayed-Delivery Transactions

Each of the Fixed-Income Funds may invest in when-issued securities and engage in delayed-delivery transactions. When securities are purchased on a “when-issued” basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will earmark or set aside portfolio securities sufficient to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to earmark or place additional assets in the segregated assets in order to ensure that the value of the segregated account remains equal to the amount of such Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it earmarks or sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will earmark or set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of its subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities

Each of the Fixed-Income Funds may invest in zero coupon securities and step-coupon securities. In addition, each of the Fixed-Income Funds, except the Nationwide Government Money Market Fund, may invest in

PIK Bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

THE INDEX FUNDS

Nationwide Bond Index Fund. The investment objective of the Nationwide Bond Index Fund is to match the performance of the Barclays U.S. Aggregate Bond Index (the “Aggregate Index”) as closely as possible before the deduction of Fund expenses. The Aggregate Index is composed primarily of U.S. dollar denominated investment grade bonds of different types, including U.S. government securities; U.S. government agency securities; corporate bonds issued by U.S. and foreign companies; mortgage-backed securities; securities of foreign governments and their agencies; and securities of supranational entities, such as the World Bank. There can be no assurance that the investment objective of the Fund will be achieved.

Nationwide International Index Fund. The investment objective of the Nationwide International Index Fund is to match the performance of the MSCI EAFE® Index (the “EAFE Index”) as closely as possible before the deduction of Fund expenses. The EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. There can be no assurance that the investment objective of the Fund will be achieved.

Nationwide Mid Cap Market Index Fund. The investment objective of the Nationwide Mid Cap Market Index Fund is to match the performance of the Standard & Poor’s Mid Cap 400® Index (the “S&P 400 Index”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

Nationwide S&P 500 Index Fund. The investment objective of the Nationwide S&P 500 Index Fund is to seek to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor’s 500® Index (the “S&P 500 Index”). There can be no assurance that the investment objective of the Fund will be achieved.

Nationwide Small Cap Index Fund. The investment objective of the Nationwide Small Cap Index Fund is to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2000 common stocks of smaller U.S. companies in a wide range of businesses chosen by Russell Investments based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. There can be no assurance that the investment objective of the Fund will be achieved.

Nationwide Ziegler NYSE Arca Tech 100 Index Fund. The investment objective of the Nationwide Ziegler NYSE Arca Tech 100 Index Fund is to track the total return of the NYSE Arca Tech 100 Index before deducting for Fund expenses. The NYSE Arca Tech 100 Index, which consists of at least 100 individual technology-related securities, is a price-weighted index of stocks of companies from different industries that produce or deploy innovative technologies to conduct their business. There can be no assurance that the investment objective of the Fund will be achieved.

About Indexing. The Index Funds are not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate, before each Fund’s expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

Indexing and Managing the Funds. Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index.

Because each Index Fund seeks to replicate the total return of its respective index, BlackRock Investment Management, LLC (“BlackRock”), subadviser to Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund, and Ziegler Capital Management, LLC (“Ziegler”), subadviser to the Nationwide Ziegler NYSE Arca Tech 100 Index Fund, generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, BlackRock and Ziegler may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, BlackRock or Zielger judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.

BlackRock and Ziegler may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. BlackRock and Ziegler will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, BlackRock and Zielger may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities weightings in the target index.

The ability of each Index Fund to satisfy its investment objective depends to some extent on both BlackRock’s and Ziegler’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). BlackRock and Ziegler will make investment changes to an Index Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Index Funds.

Each Index Fund’s ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes (including foreign withholding taxes, which will affect the Nationwide International Index Fund and the Nationwide Bond Index Fund due to foreign tax withholding practices), and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund’s total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund.

Additional Information Concerning the Indices

Aggregate Index. The Nationwide Bond Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Barclays. Barclays has no responsibility for and does not participate in the Nationwide Bond Index Fund’s management.

Russell 2000. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell 2000 Index. Russell® is a trademark of Russell Investment Group (“Russell Investments”). The Nationwide Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments. Russell Investments is not responsible for and has not reviewed the Nationwide Small Cap Index Fund nor any associated literature or publications and Russell Investments makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell Investments reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000 Index. Russell Investments has no obligation to take the needs of any particular fund or its shareholders or any other product or person into consideration in determining, composing or calculating the Russell 2000 Index. Russell Investments’ publication of the Russell 2000 Index in no way suggests or implies an opinion by Russell Investments as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 Index is based. RUSSELL INVESTMENTS MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 INDEX OR ANY DATA INCLUDED IN THE RUSSELL 2000 INDEX. RUSSELL INVESTMENTS MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000 INDEX. RUSSELL INVESTMENTS MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

EAFE Index. The Nationwide International Index Fund is not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”), including the EAFE Index. The EAFE Index is the exclusive property of MSCI. MSCI and the EAFE Index are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Nationwide Fund Advisors, as the investment adviser to the Nationwide International Index Fund. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or shareholders of the Nationwide International Index Fund or any other person or entity regarding the advisability of investing in funds generally or in the Nationwide International Index Fund particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to the Nationwide International Index Fund or its shareholders or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the Nationwide International Index Fund or its shareholders or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Nationwide International Index Fund to be issued or in the determination or calculation of the equation by or the consideration into which the Nationwide International Index Fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the Nationwide International Index Fund or its shareholders or any other person or entity in connection with the administration, marketing or offering of the Nationwide International Index Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI indexes from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the Nationwide International Index Fund, its shareholders, or any other person or entity, from the use of any MSCI index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of shares of the Nationwide International Index Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

NYSE Arca Tech 100 Index. “Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCASM” and “NYSE Arca Tech 100SM” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by Nationwide Fund Advisors, on behalf of the Nationwide Ziegler NYSE Arca Tech 100 Index Fund. The Nationwide Ziegler NYSE Arca Tech 100 Index Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings, Inc. or by NYSE Group, Inc. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, in the Nationwide Ziegler NYSE Arca Tech 100 Index Fund particularly, or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

NYSE GROUP, INC. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE ARCA TECH 100 INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE GROUP, INC. HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P 500 Index and S&P 400 Index. Standard & Poor’s 500®, S&P 500®, Standard & Poor’s MidCap 400®, S&P MidCap 400®, and S&P 400® are trademarks of The McGraw-Hill Companies, Inc. Pursuant to an agreement with McGraw-Hill Companies, Inc., on behalf of the Nationwide S&P 500 Index Fund and Nationwide Mid Cap Market Index Fund, the Funds are authorized to use the trademarks of the McGraw-Hill Companies, Inc. The Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500® Index or the S&P 400® Index to track general stock market performance. S&P’s only relationship to the Funds, the adviser or subadvisers is the licensing of certain trademarks and trade names of S&P and of the S&P 500® and S&P 400® indices which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the S&P 500® and S&P 400® Indices. S&P is not responsible for or has not participated in the determination of the prices and amount of the Funds’ shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Funds, shareholders of the Funds, or any other person or entity from the use of the S&P 500® or S&P 400® Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500® and S&P 400® Indices have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.

THE NATIONWIDE PORTFOLIO COMPLETION FUND

The Nationwide Portfolio Completion Fund seeks to achieve its objective of total return by investing in a professionally selected mix of several different alternative investment asset classes that the Fund’s investment adviser believes offer the risk and return characteristics that may provide a complement to an investor’s investments in more traditional asset classes. By itself, the Fund is not intended to serve as a complete investment program. The Fund consists of separate portions of assets, or “sleeves,” to represent the investments in each of the different asset classes. Within each sleeve, the Fund invests in securities and derivatives with the goal of matching approximately the investment characteristics and performance of a specified asset class index before the deduction of Fund expenses. The Fund’s investment adviser determines each asset class’s allocation, based on each asset class’s anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes and their correlation with such characteristics of more traditional asset classes. The potential rewards and risks associated with the Fund depend on the asset class allocation and the subadviser’s ability to successfully replicate the returns of each asset class’s respective benchmark. The Fund’s investment adviser periodically reviews asset class allocations, and will make changes in seeking to meet the Fund’s investment objective. There can be no guarantee, however, that the Fund will meet its objective.

“Passive” Investing Strategy. The Nationwide Portfolio Completion Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, within each sleeve, the Fund uses a “passive” investment approach that seeks to replicate the investment characteristics and performance of a specified asset class benchmark, before the deduction of Fund expenses. While this approach is similar to “index” investing, certain sleeves of the Fund do not necessarily invest in the securities included in their respective benchmark indexes or a statistical sampling thereof. These sleeves use a combination of derivatives (and other types of investments) bearing similar investment characteristics, such as interest rate, duration, credit, market capitalization, industry or geographic region, of the applicable index, together with short-term fixed-income securities, in attempting to synthetically replicate such index’s overall performance, although each of these sleeves also may invest in the securities included in its benchmark index. The benchmark of the Fund overall is not the same as the benchmarks of the Fund’s sleeves. Therefore, the Fund does not seek to replicate the performance of the Fund’s benchmark index. Because each sleeve of the Fund seeks to replicate the investment characteristics and performance of its respective benchmark index, the subadviser generally will not attempt to judge the merits of any particular security or derivative as an investment but only insofar as it helps the sleeve to replicate the performance of the relevant index overall. However, the subadviser may omit or remove a security which is included in an index from a sleeve if it judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the investment characteristics and performance of the benchmark index.

The ability of each sleeve to replicate the performance of its benchmark index depends to some extent on the subadviser’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The subadviser will make investment changes to a sleeve’s portfolio to accommodate cash flow while continuing to seek to replicate the performance of its respective index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Fund.

Each sleeve’s ability to replicate the performance of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund, taxes (including foreign withholding taxes), and changes in either the composition of the applicable index or the assets of the Fund. In addition, the performance of each sleeve will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund.

The benchmark index for the sleeve that invests in emerging market stocks is the MSCI Emerging Markets® Total Return Index, which is owned by MSCI Inc. (“MSCI”). MSCI Emerging Markets® Total Return Index is the exclusive property of MSCI and is a service mark of MSCI. For further information about MSCI and MSCI indexes, please see “Additional Information Concerning the Indices – EAFE Index” above.

Commodities

The Nationwide Portfolio Completion Fund seeks to provide exposure to the investment returns of physical assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in “physical commodities” or commodities futures contracts. “Physical commodities,” as used in this SAI, refer to assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the subadviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by the Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivatives securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s commodities investments may be expected to underperform an investment in traditional securities. Over the long-term, the returns on the Fund’s commodities investments are expected to exhibit low or negative correlation with stocks and bonds.

Because commodity-linked derivative securities are available from a relatively small number of issuers, the Fund’s investments in commodity-linked derivative securities are particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer also may serve as counterparty to a substantial number of the Fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations. The Fund also may invest in shares of one or more money market funds pending investment of cash balances, in anticipation of possible redemptions, or in order to make margin payments.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates generally will result in higher brokerage expenses, and may increase the volatility of the Fund. The table below shows any significant variation in the following Funds’ portfolio turnover rate for the years ended October 31, 2016 and 2015, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

Fund	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015

[1]	The portfolio managers for the Funds are not limited by portfolio turnover in their management style, and a Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2016, the portfolio managers made fewer changes than they deemed necessary during fiscal year 2015.

[2]	The portfolio managers for the Funds are not limited by portfolio turnover in their management style, and a Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2016, the portfolio managers made more changes than they deemed necessary during fiscal year 2015.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

The Nationwide HighMark California Intermediate Tax Free Bond Fund invests at least 80% of its net assets in bonds the income from which is exempt from both federal income tax and California personal income tax. The Nationwide HighMark National Intermediate Tax Free Bond Fund invests 80% of its net assets in bonds, the income from which is exempt from federal income tax. The Nationwide Ziegler Wisconsin Tax Exempt Fund invests at least 80% of its net assets in municipal securities issued by the State of Wisconsin, its municipalities, other political subdivisions and public authorities of Wisconsin and similar obligations of other agencies and entities that pay interest that is exempt from federal income tax and Wisconsin personal income tax and also from federal and applicable Wisconsin alternative minimum taxes.

Each of the Funds:

•

May not (except the Nationwide Amundi World Bond Fund, Nationwide Emerging Markets Debt Fund, Nationwide Portfolio Completion Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Nationwide Government Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

•	May not (except the Nationwide U.S. Small Cap Value Fund) borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•	May not (except the Nationwide Portfolio Completion Fund) purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

•	May not (except the Nationwide Bailard Technology & Science Fund, Nationwide U.S. Small Cap Value Fund, Nationwide Ziegler Equity Income Fund, Nationwide Ziegler Wisconsin Tax Exempt Fund, and the Index Funds (except the Nationwide S&P 500 Index Fund)) purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

•	May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

The Nationwide S&P 500 Index Fund:

•	May not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund’s total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund’s total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Nationwide Portfolio Completion Fund:

•	May not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts, including structured notes, futures contracts and options on such contracts, that are commodities or commodity contracts or that represent indices of commodities prices or that reflect or are correlated to the return of such indices.

The Index Funds (except the Nationwide S&P 500 Index Fund):

•	May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Fund may invest more than 25% of its total assets in securities of issuers in that industry.

The Nationwide U.S. Small Cap Value Fund:

•	May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

•	May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

The Nationwide Ziegler Wisconsin Tax Exempt Fund:

The Nationwide Ziegler Wisconsin Tax Exempt Fund is a non-diversified fund under the 1940 Act. This means the Fund can invest more than 25% of its assets in issuers in which the Fund holds individual positions that are greater than 5% of the Fund’s assets. Concentrated positions in the securities of a single issuer expose the Fund to a greater risk of loss from declines in the prices of these securities.

The Nationwide Ziegler Wisconsin Tax Exempt Fund may not always be able to find a sufficient number of issues of securities that meet its investment objective and criteria. As a result, the Fund from time to time may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, some of which may be subject to the same economic trends and/or be located in the same geographic area. The Fund’s securities may therefore be more susceptible to a single economic, political or regulatory occurrence than the portfolio securities of diversified investment companies.

The Nationwide Ziegler Wisconsin Tax Exempt Fund also intends to comply with the diversification requirements for regulated investment companies contained in the Code. These provisions of the Code presently require that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, the securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and an amount not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined in the Code).

The following are the non-fundamental operating policies of the Funds, which may be changed by the Board of Trustees without shareholder approval:

Each Fund may not:

•	Except the Nationwide U.S. Small Cap Value Fund, sell securities short unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it segregates or earmarks other liquid assets it owns as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

•	Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•	Purchase or otherwise acquire any security if, as a result, more than 15% (5% with respect to the Nationwide Government Money Market Fund) of its net assets would be invested in securities that are illiquid.

•	Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1⁄3% of the Fund’s total assets.

•	Except the Index Funds and Nationwide U.S. Small Cap Value Fund, purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

The Nationwide U.S. Small Cap Value Fund may not:

•	Hold less than 80% of the value of its net assets in any security or other investment other than common stocks of “U.S. small-cap companies,” as such term is defined in the Fund’s prospectus.

•	Under normal circumstances, maintain an average portfolio market capitalization that is outside the range of the companies included in the Russell 2000® Value Index.

A Fund’s obligation not to pledge, mortgage, or hypothecate assets in excess of 33 1⁄3% of the Fund’s total assets with respect to permissible borrowings or investments, as described above, is a continuing obligation and such asset segregation and coverage must be maintained on an ongoing basis. For any other percentage restriction or requirement described above that is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

Certain Funds have adopted a non-fundamental policy, as required by Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% the Fund’s net assets in the type of investment suggested by the Fund’s name (“80 Percent Policy”). The scope of the 80 Percent Policy includes Fund names suggesting that a Fund focuses its investments in: (i) a particular type of investment or investments; (ii) a particular industry or group of industries; or (iii) certain countries or geographic regions. For purposes of the 80 Percent Policy, 80% of the Fund’s net assets shall mean 80% of the Fund’s net assets plus the amount of any borrowings for investment purposes. Each Fund that has adopted the 80 Percent Policy also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and securities of other issuers, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or, in the securities of one or more qualified publicly traded partnerships.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter or affiliated persons of the Funds’ investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

The policies and procedures are applicable to the investment adviser, Nationwide Fund Advisors (“NFA” or the “Adviser”) and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service providers acting on their behalf are obligated to:

•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, even where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Leadership Team or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

Each Fund posts onto the Trust’s internet site (nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Nationwide Government Money Market Fund posts onto the Trust’s internet site, no later than the fifth business day of each month, a schedule of its investments as of the last business day of the prior month and maintains such portfolio holdings information for no less than six months after posting. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made available through the EDGAR database on the SEC’s website (www.sec.gov) through the SEC’s electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semiannual reports.

Exceptions to the portfolio holdings release policy described above can be authorized only by NFA’s Leadership Team or its duly authorized delegate and will be made only when:

•	A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

•	The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

•	The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds’ fiduciary duties.

Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

The Funds have ongoing arrangements to distribute information about the Funds’ portfolio holdings to the Funds’ third-party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Wolters Kluwer Financial Services, Inc. (GainsKeeper), SunGard Financial Systems (Wall Street Concepts), Style Research, Inc., Ernst & Young, LLP, Lipper Inc., Morningstar, Inc., Bloomberg LP, RiskMetrics Group, Inc., FactSet Research Systems, Inc., the Investment Company Institute, and on occasion, to transition managers such as BlackRock Investment Management, LLC, State Street Bank and Trust Company, or Macquarie Capital (USA) Inc., where such transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.

NFA conducts periodic reviews of compliance with the policy and the Funds’ Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff also will submit annually to the Board of Trustees a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

TRUSTEES AND OFFICERS OF THE TRUST

Management Information

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 53 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees

Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products)

from 2002 to 2015, Ultralife

Batteries, Inc. from

2004 to 2010,

Albany International

Corp. (paper

industry)

from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for march FIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association - College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee

Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.

[2]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group. [2]

Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company. [2]

Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group, and is an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Head of Product Development and Research for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group, and is an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Responsibilities of the Board of Trustees

The Board of Trustees of the Trust (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from Nationwide Funds Group (“NFG”) regarding implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board is an Independent Trustee.

Board Leadership Structure

The Trustees approve financial arrangements and other agreements between the Funds, on the one hand, and NFA, the subadvisers, or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board, as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.

This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds’ current operations.

Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.

The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.

Board Oversight of Trust Risk

The Board’s role is one of oversight, including oversight of the Funds’ risks, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds’ affairs. While risk management is the primary responsibility of NFA and the Funds’ subadvisers, the Trustees regularly receive reports from NFA, Nationwide Fund Management, LLC (“NFM”), and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with NFA or the Funds’ subadvisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.

The Funds have retained NFA as the Funds’ investment adviser and NFM as the Funds’ administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of the Funds-of-Funds, to one or more subadvisers. NFA and NFM are primarily responsible for the Funds’ operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds’ subadvisers. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.

Committees of the Board

The Board has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance, and Investment Committees. The function of each Committee is oversight.

The purposes of the Audit Committee are to: (a) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit – the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) ascertain the independence of the Trust’s independent auditors; (d) act as a liaison between the Trust’s independent auditors and the Board; (e) approve the engagement of the Trust’s independent auditors; (f) meet and consider the reports of the Trust’s independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer ; (h) review information provided to the Audit Committee regarding SEC examinations of the Trust and its service providers; and (i) undertake such other responsibilities as may be delegated to the Audit Committee by the Board. The Audit Committee met six times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley (Chairperson), Ms. Dryden, Mr. Karlawish and Ms. Kosel, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The purposes of the Valuation and Operations Committee are to: (a) assist the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (b) assist the Board with its review and oversight of the implementation and operation of the Trust’s Rule 2a-7 Procedures, including with respect to credit risk, applicable to the Trust’s money market fund series; (c) review and oversee the actions of the principal underwriter and investment advisers with respect to distribution channels for the Funds’ shares and distribution strategies for the Funds including the operation of the Trust’s 12b-1 Plans and Administrative Services Plans; (d) review and oversee the investment advisers’ brokerage practices as these relate to the Trust; (e) review and evaluate the services received by the Trust in respect of, and the Trust’s contractual arrangements relating to, transfer agency, sub-transfer agency, shareholder services, administrative services, custody, and such other areas as may be assigned by the Board to the Committee from time to time; and (f) undertake such other responsibilities as may be delegated to the Committee by the Board. The Valuation and Operations Committee met four times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen (Chair), Ms. Dryden, Ms. Kosel and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications and proxy voting by series of the Trust; and (e) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met five times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen, Ms. Jacobs, Mr. Kridler (Chair) and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at Attn: Secretary, Nationwide Mutual Funds, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s) and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Funds’ performance; and (b) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley, Ms. Jacobs (Chair), Mr. Karlawish and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act, and Ms. Marshall, who is an interested person of the Trust, as defined in the 1940 Act.

Ownership of Shares of Nationwide Mutual Funds as of December 31, 2015

Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Trust	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Charles E. Allen	Over $100,000	Over $100,000
Paula H.J. Cholmondeley	Over $100,000	Over $100,000
Phyllis Kay Dryden	Over $100,000	Over $100,000
Barbara I. Jacobs	Over $100,000	Over $100,000
Keith F. Karlawish	Over $100,000	Over $100,000

Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Trust	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Carol A. Kosel	Over $100,000	Over $100,000
Douglas F. Kridler	Over $100,000	Over $100,000
David C. Wetmore	Over $100,000	Over $100,000

Interested Trustee

Lydia M. Marshall	Over $100,000	Over $100,000

Ownership in the Trusts’ Investment Adviser1, Subadvisers2 or Distributor3 as of December 31, 2015

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust

Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Charles E. Allen	N/A	N/A	N/A	None	N/A
Paula H.J. Cholmondeley	N/A	N/A	N/A	None	N/A
Phyllis Kay Dryden	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
David C. Wetmore	N/A	N/A	N/A	None	N/A

[1]	Nationwide Fund Advisors.
[2]	As of the date of this SAI, subadvisers of the Trust include: Amundi Smith Breeden, LLC; Ariel Investments, LLC; Bailard, Inc.; BlackRock Investment Management, LLC; Boston Advisors, LLC; Brown Capital Management, LLC; Dimensional Fund Advisors LP; Federated Investment Management Company; Garcia Hamilton & Associates, L.P.; Goldman Sachs Asset Management, L.P.; Henderson Geneva Capital Management LLC.; Herndon Capital Management, LLC; HighMark Capital Management, Inc.; Nationwide Asset Management LLC; Standard Life Investments (Corporate Funds) Limited; Strategic Global Advisors; LLC Thompson, Siegel & Walmsley LLC; UBS Asset Management (Americas) Inc.; and Ziegler Capital Management, LLC.
[3]	Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.

Compensation of Trustees

The Independent Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Compensation Table below sets forth the total compensation paid to the Independent Trustees, before reimbursement of any expenses, for the fiscal year ended October 31, 2016. In addition, the table sets forth the total compensation paid to the Independent Trustees from all the Funds in the Fund Complex for the twelve months ended October 31, 2016. Trust officers receive no compensation from the Trust in their capacity as officers. The Adviser or an affiliate of the Adviser pays the fees, if any, and expenses of any Trustees who are interested persons of the Trust. Accordingly, Ms. Marshall is not compensated by the Funds in the Fund Complex and, therefore, is not included in the Compensation Table below.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Name of Trustee	Aggregate Compensation from the Trust			Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Charles E. Allen	$	[82,026.94	]	N/A	N/A	$	[292,500	]
Paula H.J. Cholmondeley		[86,373.66	]	N/A	N/A		[308,000	]
Phyllis Kay Dryden		[81,325.85	]	N/A	N/A		[290,000	]
Barbara I. Jacobs		[84,130.19	]	N/A	N/A		[300,000	]
Keith F. Karlawish		[80,400.42	]	N/A	N/A		[286,700	]
Carol A. Kosel		[81,325.85	]	N/A	N/A		[290,000	]
Douglas F. Kridler		[84,130.19	]	N/A	N/A		[300,000	]
David C. Wetmore		[102,708.06	]	N/A	N/A		[366,250	]

[1]	On October 31, 2015 the Fund Complex included two trusts comprising 117 investment company funds or series.

Each of the Trustees and officers and their families are eligible to purchase Class A shares at net asset value without any sales charge.

Code of Ethics

Federal law requires the Trust, each of its investment advisers and subadvisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at nationwide.com/mutualfunds, or (iii) on the SEC’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays, on behalf of the Funds, the compensation of the Trustees who are not interested persons (as described in the 1940 Act) of the Trust, and all expenses (other than those assumed by the adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

Investment Adviser

NFA, located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

Under the Investment Advisory Agreement with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Trustees. NFA operates primarily as a “Manager of Managers” under which NFA, rather than managing most Funds directly, instead oversees one or more subadvisers.

NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. NFA is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however NFA does not intend to do so as a routine matter at this time. The Adviser and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently. NFA also allocates the Nationwide Portfolio Completion Fund’s assets according to its target allocation for each asset class, and then monitors these allocations, as well as factors that could influence the allocations, such as market and economic conditions.

All of the Funds to which this SAI relates are subadvised.

NFA pays the compensation of the officers of the Trust employed by NFA and pays the compensation and expenses of any Trustees who are interested persons of the Trust. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of no more than two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA on not more than 60 days’ written notice. The Agreement further provides that NFA may render similar services to others.

For services provided under the Investment Advisory Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Fund	Assets	Investment Advisory Fee
Nationwide Amundi Global High Yield Fund	All Assets	0.64%
Nationwide Amundi Strategic Income Fund	All Assets	0.56%
Nationwide Amundi World Bond Fund	All Assets	0.54%
Nationwide Bailard Cognitive Value Fund	$0 up to $500 million $500 million and more	0.75 0.70	% %
Nationwide Bailard Emerging Markets Equity Fund	$0 up to $200 million $200 million and more	1.00 0.97	% %
Nationwide Bailard International Equities Fund	$0 up to $1 billion $1 billion and more	0.75 0.70	% %
Nationwide Bailard Technology & Science Fund	$0 up to $500 million $500 million up to $1 billion $1 billion and more	0.75 0.70 0.65	% % %
Nationwide Bond Fund	$0 up to $250 million $250 million up to $1 billion $1 billion up to $2 billion $2 billion up to $5 billion $5 billion and more	0.44 0.415 0.39 0.365 0.34	% % % % %
Nationwide Bond Index Fund	$0 up to $1.5 billion $1.5 billion up to $3 billion $3 billion and more	0.195 0.155 0.145	% % %
Nationwide Core Plus Bond Fund	$0 up to $500 million $500 million up to $1 billion $1 billion and more	0.45 0.425 0.40	% % %
Nationwide Diverse Managers Fund	$0 up to $300 million $300 million up to $450 million $450 million up to $1 billion $1 billion and more	0.60 0.58 0.56 0.52	% % % %
Nationwide Emerging Markets Debt Fund	All Assets	0.70%
Nationwide Fund	$0 up to $250 million $250 million up to $1 billion $1 billion up to $2 billion $2 billion up to $5 billion $5 billion and more	0.60 0.575 0.55 0.525 0.50	% % % % %
Nationwide Government Bond Fund	$0 up to $250 million $250 million up to $1 billion $1 billion up to $2 billion $2 billion up to $5 billion $5 billion and more	0.45 0.425 0.40 0.375 0.35	% % % % %
Nationwide Government Money Market Fund	$0 up to $1 billion $1 billion up to $2 billion $2 billion up to $5 billion 0.36% $5 billion and more	0.40 0.38 0.36 0.34	% % % %
Nationwide Growth Fund	$0 up to $250 million $250 million up to $1 billion $1 billion up to $2 billion $2 billion up to $5 billion $5 billion and more	0.60 0.575 0.55 0.525 0.50	% % % % %

Nationwide Geneva Mid Cap Growth Fund	$0 up to $250 million $250 million up to $500 million $500 million and more	0.75 0.70 0.65	% % %
Nationwide Geneva Small Cap Growth Fund	$0 up to $250 million $250 million up to $500 million $500 million and more	0.84 0.79 0.74	% % %
Nationwide Global Equity Fund	$0 up to $250 million $250 million up to $500 million $500 million up to $1 billion $1 billion and more	0.75 0.70 0.68 0.65	% % % %
Nationwide HighMark Bond Fund	$0 up to $250 million $250 million up to $1 billion $1 billion up to $2 billion $2 billion up to $5 billion $5 billion and more	0.44 0.415 0.39 0.365 0.34	% % % % %
Nationwide HighMark California Intermediate Tax Free Bond Fund	$0 up to $250 million $250 million and more	0.45 0.40	% %
Nationwide HighMark National Intermediate Tax Free Bond Fund	$0 up to $250 million $250 million and more	0.45 0.40	% %
Nationwide HighMark Short Term Bond Fund	$0 up to $500 million $500 million up to $1 billion $1 billion up to $3 billion $3 billion up to $5 billion $5 billion up to $10 billion $10 billion and more	0.35 0.34 0.325 0.30 0.285 0.275	% % % % % %
Nationwide HighMark Large Cap Core Equity Fund	$0 up to $250 million $250 million up to $1 billion $1 billion up to $2 billion $2 billion up to $5 billion $5 billion and more	0.60 0.575 0.55 0.525 0.50	% % % % %
Nationwide HighMark Small Cap Core Fund	$0 up to $500 million $500 million and more	0.89 0.84	% %
Nationwide High Yield Bond Fund	$0 up to $500 million $500 million up to $1 billion $1 billion and more	0.55 0.50 0.475	% % %
Nationwide International Index Fund	$0 up to $1.5 billion $1.5 billion up to $3 billion $3 billion and more	0.245 0.205 0.195	% % %
Nationwide Inflation-Protected Securities Fund	All Assets	0.25%
Nationwide Mid Cap Market Index Fund	$0 up to $1.5 billion $1.5 billion up to $3 billion $3 billion and more	0.205 0.185 0.175	% % %

Nationwide Portfolio Completion Fund	$0 up to $200 million $200 million and more	0.40 0.37	% %
Nationwide S&P 500 Index Fund	$0 up to $1.5 billion $1.5 billion up to $3 billion $3 billion and more	0.125 0.105 0.095	% % %
Nationwide Small Cap Index Fund	$0 up to $1.5 billion $1.5 billion up to $3 billion $3 billion and more	0.19 0.17 0.16	% % %
Nationwide Small Company Growth Fund	$0 up to $500 million $500 million and more	0.84 0.79	% %
Nationwide U.S. Small Cap Value Fund	$0 up to $500 million $500 million and more	0.89 0.84	% %
Nationwide Ziegler Equity Income Fund	$0 up to $100 million $100 million up to $500 million $500 million and more	0.55 0.50 0.45	% % %
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	$0 up to $50 million $50 million up to $250 million $250 million up to $500 million $500 million and more	0.50 0.30 0.25 0.20	% % % %
Nationwide Ziegler Wisconsin Tax Exempt Fund	$0 up to $250 million $250 million and more	0.50 0.40	% %

Limitation of Fund Expenses

In the interest of limiting the expenses of the Funds, NFA may from time to time waive some, or all, of its investment advisory fee or reimburse other fees for any of the Funds. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of each such Fund to the limits described below. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

Until at least February 28, 2018, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business, for certain Funds of the Trust as follows:

•	Nationwide Amundi Global High Yield Fund to 0.70% for Class A shares, Class C shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide Amundi Strategic Income Fund to 0.67% for Class A shares, Class C shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide Amundi World Bond Fund to 0.65% for Class A shares, Class C shares, Institutional Service Class shares, and Institutional Class shares

•	Nationwide Bailard Cognitive Value Fund to 1.07% for Class A shares, Class C shares, Class M shares, Institutional Class shares, and Institutional Service Class shares

•	Nationwide Bailard Emerging Markets Equity Fund to 1.10% for Class A shares, Class C shares, Class M shares, Institutional Class shares, and Institutional Service Class shares

•	Nationwide Bailard International Equities Fund to 1.10% for Class A shares, Class C shares, Class M shares, Institutional Class shares, and Institutional Service Class shares

•	Nationwide Bailard Technology & Science Fund to 1.05% for Class A shares, Class C shares, Class M shares, Institutional Class shares, and Institutional Service Class shares

•	Nationwide Bond Fund to 0.44% for Class A shares, Class C shares, Class R shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide Bond Index Fund to 0.29% for Class A shares, Class C shares, Class R shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide Core Plus Bond Fund to 0.70% for Class A shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide Diverse Managers Fund to 0.84% for Institutional Service Class shares

•	Nationwide Emerging Markets Debt Fund to 0.90% for Class A shares, Class C shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide Fund to 0.96% for Class A shares

•	Nationwide Geneva Mid Cap Growth Fund to 0.98% for Class A shares, Class C shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide Geneva Small Cap Growth Fund to 1.22% for Class A shares, Class C shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide Global Equity Fund to 0.95% for Class A shares, Class C shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide Government Bond Fund to 0.70% for Class A shares, Class C shares, Class R shares and Institutional Service Class shares

•	Nationwide Government Money Market Fund to 0.59% for Investor Shares, Service Class shares, and Institutional Class shares[1]

•	Nationwide Growth Fund to 0.65% for Class A shares, Class C shares, Class R shares, Institutional

•	Service Class shares and Institutional Class shares

•	Nationwide HighMark Bond Fund to 0.65% for Class A shares, Class C shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide HighMark California Intermediate Tax Free Bond Fund to 0.49% for Class A shares, Class C shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide HighMark National Intermediate Tax Free Bond Fund to 0.47% for Class A shares, Class C shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide HighMark Short Term Bond Fund to 0.45% for Class A shares, Class C shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide HighMark Small Cap Core Fund to 1.22% for Class A shares, Class C shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide High Yield Bond Fund to 0.75% for Class A shares, Class C shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide Inflation-Protected Securities Fund to 0.30% for Class A shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide International Index Fund to 0.34% for Class A shares, Class C shares, Class R shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide Mid Cap Market Index Fund to 0.30% for Class A shares, Class C shares, Class R shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide Portfolio Completion Fund to 0.40% for Class A shares, Class C shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide S&P 500 Index Fund to 0.21% for Class A shares, Class C shares, Class R shares, Institutional Service Class shares, Service Class shares, and Institutional Class shares

•	Nationwide Small Cap Index Fund to 0.28% for Class A shares, Class C shares, Class R shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide Small Company Growth Fund to 0.94% for Class A shares and Institutional Service Class shares

•	Nationwide U.S. Small Cap Value Fund to 1.09% for Class A shares, Class C shares, Institutional Service Class shares, and Institutional Class shares

•	Nationwide Ziegler Equity Income Fund to 0.75% for Class A shares, Class C shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide Ziegler NYSE Arca Tech 100 Index Fund to 0.68% for Class A shares, Class C shares, Institutional Service Class shares and Institutional Class shares

•	Nationwide Ziegler Wisconsin Tax Exempt Fund to 0.60% for Class A shares, Class C shares, Institutional Service Class shares and Institutional Class shares

[1]	In addition, with respect to the Service Class of the Nationwide Government Money Market Fund, effective until at least February 28, 2017, the Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan shall be limited to 0.75%.

Until at least February 28, 2017, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business, for the Nationwide HighMark Large Cap Core Equity Fund as follows:

•	Nationwide HighMark Large Cap Core Equity Fund to 1.22% for Class A shares, 1.82% for Class C shares, 0.97% for Institutional Service Class shares, and 0.82% for Institutional Class shares

NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits that were in the Expense Limitation Agreement at the time that NFA waived the fees or reimbursed the expenses. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

In addition to the foregoing, until at least February 28, 2017, NFA has agreed contractually to waive an additional amount of its advisory fee with respect to the Nationwide Fund equal to 0.045% annually. NFA shall not be entitled to reimbursement of amounts waived pursuant to this separate fee waiver agreement.

In addition to the foregoing, until at least February 28, 2018, NFA has agreed contractually to waive an additional amount of its advisory fee with respect to the Nationwide Mid Cap Market Index Fund equal to 0.01% annually, and with respect to the Nationwide Small Cap Index Fund equal to 0.02% annually. NFA shall not be entitled to reimbursements of amounts waived pursuant to this separate fee waiver agreement.

Investment Advisory Fees Paid

During the fiscal years ended October 31, 2016, 2015 and 2014, the Funds listed below paid NFA fees for investment advisory services, after waivers and reimbursements:

	Fiscal Year Ended October 31,
	2016		2015		2014
Fund	Gross Fees	Net Fees	Gross Fees	Net Fees	Gross Fees		Net Fees
Nationwide Amundi Global High Yield Fund[1]			N/A	N/A	N/A		N/A
Nationwide Amundi Strategic Income Fund[1]			N/A	N/A	N/A		N/A
Nationwide Amundi World Bond Fund[1]			N/A	N/A	N/A		N/A
Nationwide Bailard Cognitive Value Fund			$670,409	$670,409	N/A	*	N/A	*
Nationwide Bailard Emerging Markets Equity Fund[3]			760,451	573,613	185,645		31,383
Nationwide Bailard International Equities Fund			2,165,196	2,165,196	N/A	*	N/A	*
Nationwide Bailard Technology & Science Fund			797,286	797,286	N/A	*	N/A	*
Nationwide Bond Fund			1,112,558	775,822	$383,370		$104,862
Nationwide Bond Index Fund			1,917,498	1,917,498	1,670,590		1,670,590
Nationwide Core Plus Bond Fund			3,972,545	3,972,545	2,384,484		2,384,484
Nationwide Diverse Managers Fund[2]			98,147	—	56,511		—
Nationwide Emerging Markets Debt Fund[1]			N/A	N/A	N/A		N/A
Nationwide Fund			5,237,162	4,801,341	4,981,085		4,585,230
Nationwide Geneva Mid Cap Growth Fund			8,223,259	8,223,259	N/A	*	N/A	*
Nationwide Geneva Small Cap Growth Fund			1,581,506	1,581,506	N/A	*	N/A	*
Nationwide Global Equity Fund			557,054	435,631	663,713		515,425
Nationwide Government Bond Fund			306,521	292,815	369,358		349,921
Nationwide Government Money Market Fund			3,808,333	1,165,855	4,513,714		1,054,238
Nationwide Growth Fund			1,325,185	875,203	1,155,663		595,407
Nationwide HighMark Bond Fund			2,472,506	2,472,506	N/A	*	N/A	*
Nationwide HighMark California Intermediate Tax Free Bond Fund			884,629	675,216	N/A	*	N/A	*
Nationwide HighMark Large Cap Core Equity Fund			379,435	374,928	N/A	*	N/A	*
Nationwide HighMark National Intermediate Tax Free Bond Fund			306,326	111,893	N/A	*	N/A	*
Nationwide HighMark Short Term Bond Fund			1,477,478	1,446,173	N/A	*	N/A	*
Nationwide HighMark Small Cap Core Fund			1,287,091	1,287,091	N/A	*	N/A	*

	Fiscal Year Ended October 31,
	2016		2015		2014
Fund	Gross Fees	Net Fees	Gross Fees	Net Fees	Gross Fees		Net Fees
Nationwide High Yield Bond Fund			224,744	75,907	287,750		126,213
Nationwide Inflation-Protected Securities Fund			620,116	517,937	565,885		444,244
Nationwide International Index Fund			4,312,128	4,312,128	4,241,882		4,241,882
Nationwide Mid Cap Market Index Fund			2,606,994	2,606,994	2,582,829		2,582,829
Nationwide Portfolio Completion Fund			3,699,050	3,309,496	3,630,681		3,098,146
Nationwide S&P 500 Index Fund			3,120,192	3,120,192	3,042,219		3,042,219
Nationwide Small Cap Index Fund			1,461,897	1,461,897	1,513,661		1,513,661
Nationwide Small Company Growth Fund			553,508	456,332	479,631		325,658
Nationwide U.S. Small Cap Value Fund			1,421,420	1,414,851	1,541,963		1,487,505
Nationwide Ziegler Equity Income			2,227,167	2,227,167	N/A	*	N/A	*
Nationwide Ziegler NYSE Arca Tech 100 Index Fund			1,145,778	1,145,778	N/A	*	N/A	*
Nationwide Ziegler Wisconsin Tax Exempt Fund			549,483	441,351	N/A	*	N/A	*

*	In 2014, each of the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard International Equities Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax-Free Bond Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark National Intermediate Tax-Free Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide HighMark Small Cap Core Fund, Nationwide Ziegler Equity Income Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund and Nationwide Ziegler Wisconsin Tax-Exempt Fund changed its fiscal year end from July 31 to October 31. Information for the 2014 fiscal year appears below.
[1]	Funds commenced operations after the fiscal year ended October 31, 2015.
[2]	Fund commenced operations on March 31, 2014.

During the period August 1, 2014 through October 31, 20141, the following Funds paid NFA fees for investment advisory services, after waivers and reimbursements, as follows:

	For the period August 1, 2014 through October 31, 2014
Fund	Gross Fees	Net Fees
Nationwide Bailard Cognitive Value Fund	$192,293	$183,760
Nationwide Bailard International Equities Fund	492,974	492,974
Nationwide Bailard Technology & Science Fund	193,782	186,944
Nationwide Geneva Mid Cap Growth Fund	2,337,716	2,337,716
Nationwide Geneva Small Cap Growth Fund	365,156	354,880
Nationwide HighMark Bond Fund	553,210	532,031
Nationwide HighMark California Intermediate Tax-Free Bond Fund	235,281	139,923
Nationwide HighMark Large Cap Core Equity Fund	98,295	75,611
Nationwide HighMark National Intermediate Tax-Free Bond Fund	88,186	2,870
Nationwide HighMark Short Term Bond Fund	372,671	358,886
Nationwide HighMark Small Cap Core Fund	206,793	203,435
Nationwide Ziegler Equity Income Fund	456,470	456,470
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	246,920	246,920
Nationwide Ziegler Wisconsin Tax-Exempt Fund	153,935	94,811

1	The Funds’ fiscal year end changed from July 31 to October 31.

During the fiscal year ended July 31, 2014, the following Funds or their respective Predecessor Funds paid NFA (or HighMark Capital Management, Inc. (“HighMark”), the Predecessor Funds’ investment adviser) fees for investment advisory services, after waivers and reimbursements as follows:

	Fiscal Year Ended July 31,
	2014
Fund	Gross Fees	Net Fees
Nationwide Bailard Cognitive Value Fund	$788,408	$784,465
Nationwide Bailard International Equities Fund	1,853,615	1,848,565
Nationwide Bailard Technology & Science Fund	743,777	738,337
Nationwide Geneva Mid Cap Growth Fund	10,140,564	10,140,564
Nationwide Geneva Small Cap Growth Fund	1,398,445	1,374,915
Nationwide HighMark Bond Fund	1,670,677	1,615,084
Nationwide HighMark California Intermediate Tax-Free Bond Fund	1,018,976	699,097
Nationwide HighMark Large Cap Core Equity Fund	365,276	319,100
Nationwide HighMark National Intermediate Tax-Free Bond Fund	390,489	134,542
Nationwide HighMark Short Term Bond Fund	763,450	719,387
Nationwide HighMark Small Cap Core Fund	757,315	745,565
Nationwide Ziegler Equity Income Fund	888,263	870,111
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	915,150	910,247
Nationwide Ziegler Wisconsin Tax-Exempt Fund	661,898	491,396

Subadvisers

The subadvisers for the Funds are as follows:

Fund	Subadviser
Nationwide Amundi Global High Yield Fund	Amundi Smith Breeden, LLC

Nationwide Amundi Strategic Income Fund	Amundi Smith Breeden, LLC

Nationwide Amundi World Bond Fund	Amundi Smith Breeden, LLC

Nationwide Bailard Cognitive Value Fund	Bailard, Inc.

Nationwide Bailard Emerging Markets Equity Fund	Bailard, Inc.

Nationwide Bailard International Equities Fund	Bailard, Inc.

Nationwide Bailard Technology & Science Fund	Bailard, Inc.

Nationwide Bond Fund	Nationwide Asset Management, LLC

Nationwide Bond Index Fund	BlackRock Investment Management, LLC

Nationwide Core Plus Bond Fund	Thompson, Siegel & Walmsley LLC

Nationwide Diverse Managers Fund	Ariel Investments, LLC Garcia Hamilton & Associates, L.P. Herndon Capital Management, LLC Strategic Global Advisors, LLC

Nationwide Emerging Markets Debt Fund	Standard Life Investments (Corporate Funds) Limited

Nationwide Fund	HighMark Capital Management, Inc.

Nationwide Geneva Mid Cap Growth Fund	Henderson Geneva Capital Management LLC

Nationwide Geneva Small Cap Growth Fund	Henderson Geneva Capital Management LLC

Nationwide Global Equity Fund	UBS Asset Management (Americas) Inc. (formerly UBS Global Asset Management (Americas) Inc.)

Nationwide Government Bond Fund	Nationwide Asset Management, LLC

Nationwide Government Money Market Fund	Federated Investment Management Company

Nationwide Growth Fund	Boston Advisors, LLC

Nationwide HighMark Bond Fund	HighMark Capital Management, Inc.

Nationwide HighMark California Intermediate Tax Free Bond Fund	HighMark Capital Management, Inc.

Nationwide HighMark Large Cap Core Equity Fund	HighMark Capital Management, Inc.

Nationwide HighMark National Intermediate Tax Free Fund	HighMark Capital Management, Inc.

Nationwide HighMark Short Term Bond Fund	HighMark Capital Management, Inc.

Nationwide HighMark Small Cap Core Fund	HighMark Capital Management, Inc.

Nationwide High Yield Bond Fund	UBS Asset Management (Americas) Inc. (formerly UBS Global Asset Management (Americas) Inc.)

Nationwide Inflation-Protected Securities Fund	Nationwide Asset Management, LLC

Nationwide International Index Fund	BlackRock Investment Management, LLC

Nationwide Mid Cap Market Index Fund	BlackRock Investment Management, LLC

Nationwide Portfolio Completion Fund	Goldman Sachs Asset Management, L.P.

Nationwide S&P 500 Index Fund	BlackRock Investment Management, LLC

Nationwide Small Cap Index Fund	BlackRock Investment Management, LLC

Nationwide Small Company Growth Fund	Brown Capital Management, LLC

Nationwide U.S. Small Cap Value Fund	Dimensional Fund Advisors LP

Nationwide Ziegler Equity Income Fund	Ziegler Capital Management, LLC

Nationwide Ziegler NYSE Arca Tech 100 Income Fund	Ziegler Capital Management, LLC

Nationwide Ziegler Wisconsin Tax Exempt Fund	Ziegler Capital Management, LLC

Amundi Smith Breeden, LLC (“ASB”) is located at 280 South Mangum Street, Suite 301, Durham, NC 27701. ASB is 100% owned by Amundi Asset Management. Amundi Asset Management is a wholly-owned subsidiary of the Amundi Group which is 78% owned by Crédit Agricole S.A. Group entities, 20% owned by Public Shares and 2% owned by Investment Banking Services (ABS International Holdings Limited).

Ariel Investments, LLC (“Ariel”), located at 200 East Randolph Street, Suite 2900, Chicago, IL 60601, began operations in 1983. Ariel Capital Management Holdings, Inc., an entity that is controlled by John W. Rogers, Jr., is the sole managing member of Ariel. Mr. Rogers is also the Chief Executive Officer of Ariel. As of December 31, 2015, Ariel had approximately $10.1 billion in assets under management.

Bailard, Inc. (“Bailard”), 950 Tower Lane, Suite 1900, Foster City, CA 94404, is organized as a California corporation. As of December 31, 2015, Bailard had approximately $2.5 billion in assets under management. Bailard has been providing investment management services since 1972.

BlackRock Investment Management, LLC (“BlackRock”), 1 University Drive, Princeton, New Jersey 08543-9011, is a wholly owned indirect subsidiary of BlackRock, Inc., a Delaware corporation. BlackRock was organized in 1999 and is a registered investment adviser and a registered commodity pool operator.

Boston Advisors, LLC (“Boston Advisors”), located at One Liberty Square, 10th Floor, Boston, MA 02109, is subadviser to the Nationwide Growth Fund. Boston Advisors is a privately held, majority employee-owned firm. As of December 31, 2015, Boston Advisors had $4.8 billion in assets under management.

Brown Capital Management, LLC (“Brown Capital”), 1201 North Calvert Street, Baltimore, Maryland 21202, has been an investment adviser since 1983.

Dimensional Fund Advisors LP (“DFA”), 6300 Bee Cave Road, Building One, Austin, Texas 78746 has been engaged in the business of providing investment management services since May 1981. DFA is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of December 31, 2015, assets under management for all DFA affiliated advisors totaled approximately $388 billion.

Federated Investment Management Company (“Federated”), is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated is a subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies.

Garcia Hamilton & Associates, L.P. (“Garcia Hamilton”), located at Five Houston Center, 1401 McKinney Street, Suite 1600, Houston, TX 77010, is a 100% employee-owned investment management company that was founded in 1988. Garcia Hamilton is a limited partnership owned by eight employee partners with ethnic and female partners representing approximately 85% of the firm’s ownership. As of December 31, 2015, Garcia Hamilton had approximately $6.3 billion in assets under management. Garcia Hamilton (and its predecessors) has been providing investment management services since 1988.

Goldman Sachs Asset Management, L.P. (“GSAM”) is located at 200 West Street, New York, New York 10282-2198. GSAM has been an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co.

Henderson Geneva Capital Management LLC (“Henderson Geneva”), 100 E. Wisconsin Ave., Suite 2550, Milwaukee, WI 53202, is organized as a Delaware limited liability company. Henderson Geneva is a wholly owned subsidiary of Henderson Global Investors (North America) Inc. As of December 31, 2015, Henderson Geneva had approximately $4.68 billion in assets under management. Henderson Geneva has been providing investment management services since 1987.

Herndon Capital Management, LLC (“Herndon”), 191 Peachtree Street, NE, Suite 2500, Atlanta, GA 30303, is an institutional investment management firm specializing in large and mid-capitalization equity strategies. Herndon is a limited liability company that is majority-owned by Atlanta Life Financial Group, Inc. As of December 31, 2015, Herndon had approximately $6.45 billion in assets under management. Herndon has been providing investment management services since 2002.

HighMark Capital Management, Inc. (“HighMark”) is located at 350 California Street, San Francisco, CA 94104, is a subsidiary of MUFG Union Bank, N.A., which is a member of the Mitsubishi UFJ Financial Group (NYSE:MTU). As of December 31, 2015, HighMark had approximately $15.9 billion in assets under management. HighMark (and its predecessors) have been providing investment management services to individuals, institutions and large corporations since 1919.

Nationwide Asset Management, LLC (“NWAM”), One Nationwide Plaza, Mail Code 1-20-19, Columbus, OH 43215, provides investment advisory services to registered investment companies and other types of accounts, such as institutional separate accounts. NWAM was organized in 2007, in part, to serve as investment subadviser for fixed-income funds. NWAM is a wholly owned subsidiary of Nationwide Mutual, and thus an affiliate of NFA.

Standard Life Investments (Corporate Funds) Limited is a wholly owned subsidiary of Standard Life Investments (Holdings) Limited, which in turn, is a wholly owned subsidiary of Standard Life plc. Standard Life plc is an insurance and financial services firm based in Edinburgh, Scotland, with shares publically traded on the London Stock Exchange (LSE) under ticker: SL.

Strategic Global Advisors, LLC (“SGA”), 100 Bayview Circle, Suite 650, Newport Beach, CA 92660, is a women majority-owned and controlled investment management firm that is owned primarily by its employees. As of December 31, 2015, SGA had approximately $2.55 billion in assets under management. SGA has been providing investment management services since 2005.

Thompson, Siegel & Walmsley LLC (“TS&W”), a Delaware limited liability company, is located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, is a majority-owned subsidiary of OMAM Inc., an indirectly-owned subsidiary of Old Mutual plc, a financial services company based in the United Kingdom. Since 1970, TS&W has provided investment management services to corporations, pensions and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.

UBS Asset Management (Americas) Inc. (formerly UBS Global Asset Management (Americas) Inc.) (“UBS AM”) is located at 1285 Avenue of the Americas, New York, NY 10019. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”) and a member of the UBS Asset Management Division. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization, with operations in many areas of the financial services industry.

Ziegler Capital Management, LLC (“Ziegler”), 70 West Madison Street, Suite 2400, Chicago, IL 60602, is organized as a Wisconsin limited liability company. As of December 31, 2015, Ziegler had approximately $9.8 billion in assets under management. Ziegler (and its predecessors) has been providing investment management services since 1984.

Subject to oversight by NFA and the Trustees, each of the subadvisers will manage all or a portion of the assets of the Fund listed above in accordance with the Fund’s investment objectives and policies. Each subadviser makes investment decisions for the Fund and in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services they provide to the Funds, the subadvisers receive annual fees from NFA, calculated at an annual rate based on the average daily net assets of the Funds.

Each subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial period of not more than two years, each Subadvisory Agreement must be approved each year by the Trust’s board of trustees or by shareholders in order to continue. Each Subadvisory Agreement terminates automatically if it is assigned. It also may be terminated, at any time, without penalty, by vote of a majority of the outstanding voting securities, by the Board of Trustees, NFA or the applicable subadviser, on not more than 60 days’ written notice.

Subadvisory Fees Paid

During the fiscal years ended October 31, 2016, 2015 and 2014, NFA paid to the subadvisers of the Funds listed below, the following amounts:

	Fiscal Year Ended October 31,
Fund	2016	2015	2014
Nationwide Amundi Global High Yield Fund[1]		N/A	N/A
Nationwide Amundi Strategic Income Fund[1]		N/A	N/A
Nationwide Amundi World Bond Fund[1]		N/A	N/A
Nationwide Bailard Cognitive Value Fund		$219,521	N/A	*
Nationwide Bailard Emerging Markets Equity Fund[2]		407,981	$78,899
Nationwide Bailard International Equities Fund		773,233	N/A	*
Nationwide Bailard Technology & Science Fund		49,836	N/A	*
Nationwide Bond Fund		0	115,012
Nationwide Bond Index Fund		0	145,007
Nationwide Core Plus Bond		0	1,040,064
Nationwide Diverse Managers Fund[2]		7,936	35,979
Nationwide Emerging Markets Debt Fund[1]		N/A	N/A
Nationwide Fund		1,115,891	1,711,071
Nationwide Geneva Mid Cap Growth Fund		314,688	N/A	*
Nationwide Geneva Small Cap Growth Fund		108,058	N/A	*
Nationwide Global Equity Fund		61,069	353,981
Nationwide Government Bond Fund		0	116,620
Nationwide Government Money Market Fund		0	677,026
Nationwide Growth Fund		96,698	506,530

	Fiscal Year Ended October 31,
Fund	2016	2015	2014
Nationwide High Yield Bond Fund		0	167,417
Nationwide HighMark Bond Fund		0	N/A	*
Nationwide HighMark California Intermediate Tax Free Bond Fund		0	N/A	*
Nationwide HighMark Large Cap Core Equity Fund		83,071	N/A	*
Nationwide HighMark National Intermediate Tax Free Bond Fund		0	N/A	*
Nationwide HighMark Short Term Bond Fund		0	N/A	*
Nationwide HighMark Small Cap Core Fund		623,121	N/A	*
Nationwide Inflation-Protected Securities Fund		0	169,766
Nationwide International Index Fund		92,521	507,884
Nationwide Mid Cap Market Index Fund		44,577	207,011
Nationwide Portfolio Completion Fund		38,205	1,644,425
Nationwide S&P 500 Index Fund		70,885	206,321
Nationwide Small Cap Index Fund		14,260	204,435
Nationwide Small Company Growth Fund		28,007	293,109
Nationwide U.S. Small Cap Value Fund		33,758	730,405
Nationwide Ziegler Equity Income Fund		0	N/A	*
Nationwide Ziegler NYSE Arca Tech 100 Index Fund		0	N/A	*
Nationwide Ziegler Wisconsin Tax-Exempt Fund		0	N/A	*

*	In 2014, the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard International Equities Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide HighMark Small Cap Core Fund, Nationwide Ziegler Equity Income Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund and Nationwide Ziegler Wisconsin Tax-Exempt Fund changed their fiscal year end from July 31 to October 31. Information for the 2014 fiscal year appears below.
[1]	Fund commenced operations after the fiscal year ended October 31, 2015.
[2]	Fund commenced operations on March 31, 2014.

During the period August 1, 2014 through October 1, 20141,, NFA paid to the subadvisers of the Funds listed below the following amounts:

Fund	Subadvisory Fees for the period August 1, 2014 through October 31, 2014
Nationwide Bailard Cognitive Value Fund	$96,146
Nationwide Bailard International Equities Fund	246,487
Nationwide Bailard Technology & Science Fund	96,891
Nationwide Geneva Mid Cap Growth Fund	1,255,133
Nationwide Geneva Small Cap Growth Fund	182,578
Nationwide HighMark Bond Fund	157,191
Nationwide HighMark California Intermediate Tax Free Bond Fund	117,641
Nationwide HighMark Large Cap Core Equity Fund	44,233
Nationwide HighMark National Intermediate Tax Free Bond Fund	44,093
Nationwide HighMark Short Term Bond Fund	109,285
Nationwide HighMark Small Cap Core Fund	103,396
Nationwide Ziegler Equity Income Fund	228,235
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	123,460
Nationwide Ziegler Wisconsin Tax-Exempt Fund	76,968

[1]	The Funds’ fiscal year end changed from July 31 to October 31.

The following table sets forth the amounts NFA (or HighMark, with respect to the Predecessor Funds prior to September 16, 2013) paid to subadvisers for the following Funds or the Predecessor Funds for the fiscal year ended July 31, 2014.

Fiscal Year Ended July 31,
Fund	2014
Nationwide Bailard Cognitive Value Fund	$349,431
Nationwide Bailard International Equities Fund	823,861
Nationwide Bailard Technology & Science Fund	328,991
Nationwide Geneva Mid Cap Growth Fund	4,802,798
Nationwide Geneva Small Cap Growth Fund	628,506
Nationwide HighMark Bond Fund*	422,152
Nationwide HighMark California Intermediate Tax Free Bond Fund*	439,058
Nationwide HighMark Large Cap Core Equity Fund*	144,122
Nationwide HighMark National Intermediate Tax Free Bond Fund*	168,250
Nationwide HighMark Short Term Bond Fund*	192,801
Nationwide HighMark Small Cap Core Fund*	335,346
Nationwide Ziegler Equity Income Fund	432,680
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	404,826
Nationwide Ziegler Wisconsin Tax-Exempt Fund	285,137

*	Prior to September 16, 2013, such Fund did not have a subadviser.

Manager-of-Managers Structure

NFA and the Trust have received from the SEC an exemptive order for the manager-of-managers structure which allows NFA to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders; the order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all changes will be approved by the Board, including a majority of the Trustees who are not interested persons of the Trust or NFA. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

NFA provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA has responsibility for communicating performance expectations and evaluations to the subadvisers and ultimately recommending to the Board whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend frequent changes of subadvisers. NFA will regularly provide written reports to the Board regarding the results of its evaluation and monitoring functions. Although NFA will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

Portfolio Managers

Appendix C contains the following information regarding the portfolio manager identified in the Funds’ Prospectus: (i) the dollar range of the portfolio manager’s investments in the Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

Distributor

Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, serves as underwriter for each of the Funds in the continuous distribution of their shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:

Nationwide Fund Advisors

Nationwide Fund Management LLC

Nationwide Life Insurance Company

Nationwide Life and Annuity Insurance Company

Nationwide Financial Services, Inc.

Nationwide Corporation

Nationwide Mutual Insurance Company

Michael S. Spangler

Lee T. Cummings

Thomas R. Hickey, Jr.

Brian Hirsch

Joseph Finelli

Lydia M. Marshall

Eric Miller

Timothy M. Rooney

Michael M. Russo

Christopher C. Graham

In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of each of the Funds.

The table below sets forth the aggregate amount of underwriting commissions received (which includes front-end sales charges and contingent deferred sales charges) by the Funds’ Distributor from the sale of fund shares and the amounts retained by the Fund’s Distributor after reallowances to dealers for the Funds listed below for the fiscal years ended October 31, 2016, 2015 and 2014:

	Fiscal Year Ended October 31,
	2016		2015		2014
Fund	Aggregate Amount of Underwriting Commissions	Amount Retained by Distributor	Aggregate Amount of Underwriting Commissions	Amount Retained by Distributor	Aggregate Amount of Underwriting Commissions		Amount Retained by Distributor
Nationwide Amundi Global High Yield Fund[1]			N/A	N/A	N/A		N/A
Nationwide Amundi Strategic Income Fund[1]			N/A	N/A	N/A		N/A
Nationwide Amundi World Bond Fund[1]			N/A	N/A	N/A		N/A
Nationwide Bailard Cognitive Value Fund			$1,664	$691	N/A	*	N/A	*
Nationwide Bailard Emerging Markets Equity Fund[2]			696	0	0		0
Nationwide Bailard International Equities Fund			81,663	12,699	N/A	*	N/A	*
Nationwide Bailard Technology & Science Fund			34,322	4,873	N/A	*	N/A	*
Nationwide Bond Fund			21,699	2,272	$17,068		$2,503
Nationwide Bond Index Fund			2,254	1,082	1,514		290
Nationwide Core Plus Bond Fund			11,663	0	9,464		1,477
Nationwide Diverse Managers Fund[2]			N/A	N/A	N/A		N/A
Nationwide Emerging Markets Debt Fund[1]			N/A	N/A	N/A		N/A
Nationwide Fund			59,028	8,553	60,244		10,359
Nationwide Geneva Mid Cap Growth Fund			202,487	35,359	N/A	*	N/A	*
Nationwide Geneva Small Cap Growth Fund			184,035	29,146	N/A	*	N/A	*
Nationwide Global Equity Fund			3,556	1,040	28,878		6,596
Nationwide Government Bond Fund			6,397	868	3,634		651
Nationwide Government Money Market Fund			0	0	0		429
Nationwide Growth Fund			74,959	12,357	66,591		12,232
Nationwide HighMark Bond Fund			6,064	1,574	N/A	*	N/A	*
Nationwide HighMark California Intermediate Tax Free Bond Fund			23,345	0	N/A	*	N/A	*

Nationwide HighMark Large Cap Core Equity Fund	7,815	1,871	N/A	*	N/A	*
Nationwide HighMark National Intermediate Tax Free Bond Fund	4,399	357	N/A	*	N/A	*
Nationwide HighMark Short Term Bond Fund	9,121	9,121	N/A	*	N/A	*
Nationwide HighMark Small Cap Core Fund	73,055	10,515	N/A	*	N/A	*
Nationwide High Yield Bond Fund	11,041	0	17,187		2,275
Nationwide Inflation-Protected Securities Fund	252	0	150		15
Nationwide International Index Fund	8,079	0	10,188		2,063
Nationwide Mid Cap Market Index Fund	24,309	5,593	36,095		6,260
Nationwide Portfolio Completion Fund	1,270	0	752		260
Nationwide S&P 500 Index Fund	46,509	17,066	51,171		13,465
Nationwide Small Cap Index Fund	7,813	1,319	9,918		2,477
Nationwide Small Company Growth Fund	3,714	1,584	1,486		526
Nationwide U.S. Small Cap Value Fund	18,935	2,968	131,028		18,723
Nationwide Ziegler Equity Income Fund	45,368	8,183	N/A	*	N/A	*
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	586,703	90,011	N/A	*	N/A	*
Nationwide Ziegler Wisconsin Tax-Exempt Fund	15,794	2,763	N/A	*	N/A	*

*	In 2014, the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard International Equities Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide HighMark Small Cap Core Fund, Nationwide Ziegler Equity Income Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund and Nationwide Ziegler Wisconsin Tax-Exempt Fund changed their fiscal year end from July 31 to October 31. Information for the 2014 fiscal year appears below.
[1]	Fund commenced operations after the fiscal year ended October 31, 2015.
[2]	Fund commenced operations on March 31, 2014. In addition, underwriting commissions currently do not apply to shares of the Nationwide Diverse Managers Fund.

The table below sets forth the aggregate amounts of underwriting commissions received (which includes front-end sales charges and contingent deferred sales charges) by NFD from the sale of fund shares and the amounts retained by NFD after reallowances to dealers from the following Funds for the period August 1, 2014 through October 31, 20141:

Fund	Aggregate Amount of Underwriting Commissions August 1, 2014 through October 31, 2014	Amount Retained by Principal Underwriter August 1, 2014 through October 31, 2014
Nationwide Bailard Cognitive Value Fund	$1,330	$1,228
Nationwide Bailard International Equities Fund	374	58
Nationwide Bailard Technology & Science Fund	5,967	941
Nationwide Geneva Mid Cap Growth Fund	28,521	8,319
Nationwide Geneva Small Cap Growth Fund	9,608	2,531
Nationwide HighMark Bond Fund	893	723
Nationwide HighMark California Intermediate Tax Free Bond Fund	3,417	1,777
Nationwide HighMark Large Cap Core Equity Fund	4,396	1,900
Nationwide HighMark National Intermediate Tax Free Bond Fund	531	185
Nationwide HighMark Short Term Bond Fund	3,381	2,724
Nationwide HighMark Small Cap Core Fund	8,283	1,343
Nationwide Ziegler Equity Income Fund	17,469	2,563
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	99,635	15,866
Nationwide Ziegler Wisconsin Tax-Exempt Fund	2,014	418

[1]The	Funds’ fiscal year end changed from July 31 to October 31.

The table below sets forth the aggregate amounts of underwriting commissions received (which includes front-end sales charges and contingent deferred sales charges) by NFD or (the Predecessor Funds’ distributor, HighMark Fund Distributors, LLC (“Predecessor Distributor”)) from the following Funds or the Predecessor Funds from the sale of fund shares and the amounts retained by NFD (or the Predecessor Distributor) after reallowances to dealers for the fiscal year ended July 31, 2014:

	Fiscal Year Ended July 31,
	2014
Fund	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter
Nationwide Bailard Cognitive Value Fund	$4,143	$2,248
Nationwide Bailard International Equities Fund	10,329	1,409
Nationwide Bailard Technology & Science Fund	10,227	1,628
Nationwide Geneva Mid Cap Growth Fund	368,087	53,999
Nationwide Geneva Small Cap Growth Fund	179,970	22,752
Nationwide HighMark Bond Fund	2,062	1,566
Nationwide HighMark California Intermediate Tax-Free Bond Fund	47,230	5,920
Nationwide HighMark Large Cap Core Equity Fund	5,995	833
Nationwide HighMark National Intermediate Tax-Free Bond Fund	1,566	701
Nationwide HighMark Short Term Bond Fund	21,221	6,013
Nationwide HighMark Small Cap Core Fund	12,986	3,403
Nationwide Ziegler Equity Income Fund	90,649	13,116
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	278,689	39,796
Nationwide Ziegler Wisconsin Tax Exempt Fund	20,460	3,110

Distribution Plan

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate NFD, as the Funds’ principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Although actual distribution expenses may be more or less, the Funds, or the applicable class, as indicated below, pay NFD an annual fee under the Plan in an amount equal to the following amounts:

•	0.25% of the average daily net assets of Class A shares of each applicable Fund (distribution or service fee);

•	0.50% of the average daily net assets of the Class R shares of each applicable Fund (0.25% of which may be either a distribution or service fee);

•	1.00% of the average daily net assets of Class C shares for each Fund (except the Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax-Free Bond Fund, Nationwide HighMark National Intermediate Tax-Free Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide High Yield Bond Fund and Nationwide Ziegler Wisconsin Tax-Exempt Fund (0.75% of which may be a distribution fee and 0.25% a service fee);

•	0.75% of the average daily net assets of Class C shares for each of the Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax-Free Bond Fund, Nationwide HighMark National Intermediate Tax-Free Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide High Yield Bond Fund and Nationwide Ziegler Wisconsin Tax-Exempt Fund (0.50% of which may be a distribution fee and 0.25% a service fee);

•	0.15% of the average daily net assets of Service Class shares of the Nationwide Government Money Market Fund and Nationwide S&P 500 Index Fund (distribution or service fee).

The table below sets forth the distribution fees earned by the Fund’s Distributor under the Plan from the following Funds for the fiscal year ended October 31, 2016:

Fund	Class A	Class C	Class R	Service Class
Nationwide Amundi Global High Yield Fund[1]
Nationwide Amundi Strategic Income Fund[1]
Nationwide Amundi World Bond Fund[1]
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Emerging Markets Equity Fund
Nationwide Bailard International Equities Fund
Nationwide Bailard Technology & Science Fund
Nationwide Bond Fund
Nationwide Bond Index Fund
Nationwide Core Plus Bond Fund
Nationwide Diverse Managers Fund
Nationwide Emerging Markets Debt Fund[1]
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide Global Equity Fund
Nationwide Government Bond Fund
Nationwide Government Money Market Fund
Nationwide Growth Fund
Nationwide HighMark Bond Fund
Nationwide HighMark California Intermediate Tax Free Bond Fund
Nationwide HighMark Large Cap Core Equity Fund
Nationwide HighMark National Intermediate Tax Free Bond Fund
Nationwide HighMark Short Term Bond Fund
Nationwide HighMark Small Cap Core Fund
Nationwide High Yield Bond Fund
Nationwide Inflation-Protected Securities Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide Portfolio Completion Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund
Nationwide Small Company Growth Fund
Nationwide U.S. Small Cap Value Fund
Nationwide Ziegler Equity Income Fund
Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Nationwide Ziegler Wisconsin Tax-Exempt Fund

[1]	Fund commenced operations after the fiscal year ended October 31, 2015.

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”). The Trust’s current Plan was initially approved by the Board of

Trustees on May 1, 2007, and is amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

The following expenditures were made during the fiscal year ended October 31, 2016, using the 12b-1 fees received by NFD with respect to the Funds.:

Fund	Prospectus Printing & Mailing[1]	Distributor Compensation & Costs[1]	Financing Charges with Respect to C Shares	Broker-Dealer Compensation & Costs
Nationwide Amundi Global High Yield Fund[2]
Nationwide Amundi Strategic Income Fund[2]
Nationwide Amundi World Bond Fund[2]
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Emerging Markets Equity Fund
Nationwide Bailard International Equities Fund
Nationwide Bailard Technology & Science Fund
Nationwide Bond Fund
Nationwide Bond Index Fund
Nationwide Core Plus Bond Fund
Nationwide Diverse Managers Fund
Nationwide Emerging Markets Debt Fund[2]
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide Global Equity Fund
Nationwide Government Bond Fund
Nationwide Government Money Market Fund
Nationwide Growth Fund
Nationwide High Yield Bond Fund
Nationwide HighMark Bond Fund
Nationwide HighMark California Intermediate Tax Free Bond Fund
Nationwide HighMark Large Cap Core Equity Fund
Nationwide HighMark National Intermediate Tax Free Bond Fund
Nationwide HighMark Short Term Bond Fund
Nationwide HighMark Small Cap Core Fund
Nationwide Inflation-Protected Securities Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide Portfolio Completion Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund
Nationwide Small Company Growth Fund
Nationwide U.S. Small Cap Value Fund
Nationwide Ziegler Equity Income Fund
Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Nationwide Ziegler Wisconsin Tax-Exempt Fund

[1]	Printing and mailing of prospectuses to other than current Fund shareholders.

[2]	Fund commenced operations after the fiscal year ended October 31, 2015.

A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” of a prospectus which covers multiple Funds, however, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.

Administrative Services Plan

Under the terms of an Administrative Services Plan, Nationwide Fund Management LLC is permitted to enter into Servicing Agreements on behalf of the Funds with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services for the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

As authorized by the particular Administrative Services Plan(s) for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which NFS has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a wholly owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of Nationwide Fund Management LLC. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25%, of the average daily net assets of the Class A, Class C, Class R, Institutional Service and Service Class shares of each Fund (as applicable), and Investor Shares of the Nationwide Government Money Market Fund.

The Trust has also entered into a Servicing Agreement pursuant to which Nationwide Investment Services Corporation (“NISC”) has agreed to provide certain administrative support services in connection with Service Class shares of the Nationwide Government Money Market Fund held beneficially by its customers. NISC is indirectly owned by NFS.

During the fiscal year ended October 31, 2016, NFS and its affiliates received $[        ] in administrative services fees from the Funds.

Fund Administration and Transfer Agency Services

Under the terms of a Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Funds and Nationwide Variable Insurance Trust (another trust also advised by NFA), including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see “Sub-Administration” below) and (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC (“US Bancorp”) under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and Trust, including, but not limited to, the cost of pricing services that NMF utilizes.

During the fiscal years ended October 31, 2016, 2015 and 2014, NFM earned fund administration and transfer agency fees, including reimbursement for payment of networking fees, from the Funds, as follows:

	Fiscal Year Ended October 31,
Fund	2016	2015	2014
Nationwide Amundi Global High Yield Fund[1]		N/A	N/A
Nationwide Amundi Strategic Income Fund[1]		N/A	N/A
Nationwide Amundi World Bond Fund[1]		N/A	N/A
Nationwide Bailard Cognitive Value Fund		$103,273	N/A	*
Nationwide Bailard Emerging Markets Equity Fund[2]		102,059	$34,186
Nationwide Bailard International Equities Fund		146,026	N/A	*
Nationwide Bailard Technology & Science Fund		106,903	N/A	*
Nationwide Bond Fund		137,352	137,278
Nationwide Bond Index Fund		311,806	285,697
Nationwide Core Plus Bond Fund		292,154	205,548
Nationwide Diverse Managers Fund[2]		98,044	33,796
Nationwide Emerging Markets Debt Fund[1]		N/A	N/A
Nationwide Fund		290,529	578,529
Nationwide Geneva Mid Cap Growth Fund		371,955	N/A	*
Nationwide Geneva Small Cap Growth Fund		119,460	N/A	*
Nationwide Global Equity Fund		89,108	128,509
Nationwide Government Bond Fund		96,436	123,336
Nationwide Government Money Market Fund		313,488	595,320
Nationwide Growth Fund		130,192	276,005
Nationwide HighMark Bond Fund		199,584	N/A	*
Nationwide HighMark California Intermediate Tax Free Bond Fund		122,069	N/A	*
Nationwide HighMark Large Cap Core Equity Fund		95,666	N/A	*
Nationwide HighMark National Intermediate Tax Free Bond Fund		95,919	N/A	*
Nationwide HighMark Short Term Bond Fund		170,706	N/A	*
Nationwide HighMark Small Cap Core Fund		112,105	N/A	*

	Fiscal Year Ended October 31,
Fund	2016	2015	2014
Nationwide High Yield Bond Fund		89,513	110,258
Nationwide Inflation-Protected Securities Fund		131,331	128,805
Nationwide International Index Fund		531,745	533,037
Nationwide Mid Cap Market Index Fund		390,382	406,519
Nationwide Portfolio Completion Fund		314,676	309,569
Nationwide S&P 500 Index Fund		765,858	766,841
Nationwide Small Cap Index Fund		258,949	276,003
Nationwide Small Company Growth Fund		91,960	92,505
Nationwide U.S. Small Cap Value Fund		114,658	132,963
Nationwide Ziegler Equity Income Fund		175,541	N/A	*
Nationwide Ziegler NYSE Arca Tech 100 Index Fund		161,101	N/A	*
Nationwide Ziegler Wisconsin Tax-Exempt Fund		105,673	N/A	*

*	In 2014, the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard International Equities Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide HighMark Small Cap Core Fund, Nationwide Ziegler Equity Income Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund and Nationwide Ziegler Wisconsin Tax-Exempt Fund changed their fiscal year end from July 31 to October 31. Information for the 2014 fiscal year appears below.
[1]	Fund commenced operations after the fiscal year ended October 31, 2015.
[2]	Fund commenced operations on March 31, 2014.

The table below sets forth the amounts the following Funds paid to NFM, serving in its capacity as administrator to these Funds, for administration fees and expenses for period August 1, 2014 through October 31, 2014:

Fund Name	For the period August 1, 2014 through October 31, 2014
Nationwide Bailard Cognitive Value Fund	$27,497
Nationwide Bailard International Equities Fund	35,960
Nationwide Bailard Technology & Science Fund	27,474
Nationwide Geneva Mid Cap Growth Fund	103,240
Nationwide Geneva Small Cap Growth Fund	28,885
Nationwide HighMark Bond Fund	45,329
Nationwide HighMark California Intermediate Tax Free Bond Fund	31,231
Nationwide HighMark Large Cap Core Equity Fund	24,847
Nationwide HighMark National Intermediate Tax Free Bond Fund	25,113
Nationwide HighMark Short Term Bond Fund	44,501
Nationwide HighMark Small Cap Core Fund	25,766
Nationwide Ziegler Equity Income Fund	40,168
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	36,699
Nationwide Ziegler Wisconsin Tax Exempt Fund	27,660

The table below sets forth the amounts the Funds or their corresponding Predecessor Funds paid to NFM, serving in its capacity as administrator to the Funds, or HighMark, as administrator to the Predecessor Funds, for administration fees and expenses for the fiscal year ended July 31, 2014 :

Fiscal Year Ended July 31,
Fund	2014
Nationwide Bailard Cognitive Value Fund	$130,275
Nationwide Bailard International Equities Fund	175,765
Nationwide Bailard Technology & Science Fund	116,873
Nationwide Geneva Mid Cap Growth Fund	1,021,181
Nationwide Geneva Small Cap Growth Fund	144,648
Nationwide HighMark Bond Fund	225,921
Nationwide HighMark California Intermediate Tax-Free Bond Fund	166,272
Nationwide HighMark Large Cap Core Equity Fund	101,253
Nationwide HighMark National Intermediate Tax-Free Bond Fund	109,605
Nationwide HighMark Short Term Bond Fund	170,838
Nationwide HighMark Small Cap Core Fund	117,150
Nationwide Ziegler Equity Income Fund	131,315
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	283,917
Nationwide Ziegler Wisconsin Tax-Exempt Fund	155,297

Sub-Administration

NFM has entered into a Sub-Administration Agreement with J.P. Morgan Chase Bank, N.A. (“JPMorgan”), dated May 22, 2009 and effective August 24, 2009, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.

Sub-Transfer Agency

NFM has entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC (“US Bancorp”), dated September 1, 2012, to provide certain sub-transfer agency services for the Fund. NFM pays US Bancorp a fee for these services.

Custodian

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.

Legal Counsel

Stradley Ronon Stevens and Young, LLP, 1250 Connecticut Avenue, N.W., Suite 500, Washington, DC 20036-2652, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

                    , serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

NFA or a subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction, i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NFA or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of NFA or a subadviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

NFA or a subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under the respective advisory or subadvisory agreement. The fees paid to NFA or a subadviser pursuant to the respective advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and any subadviser are prohibited from considering a broker-dealer’s sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

Commission Recapture Program. NFA may instruct subadvisers to direct certain brokerage transactions, using best efforts, and subject always to obtaining best execution, to broker-dealers in connection with a commission recapture program that is used to offset the Funds’ operating expenses. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a subadviser, which can be significant over time, and thereby reduces expenses. If a subadviser does not believe it can obtain best execution from such broker-dealers, there is no obligation to execute portfolio transactions through such broker-dealers. Commissions recaptured by a Fund will be included in realized gain (loss) on securities in the Fund’s appropriate financial statements.

Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.

For the fiscal year ended October 31, 2015, the following Funds, through their respective subadvisers, directed the dollar amount of transactions and related commissions for transactions to a broker because of research services provided, as summarized in the table below1:

Fund	Total Dollar Amount of Transactions	Total Commissions Paid on Such Transactions
Nationwide Bailard Cognitive Value Fund	$202,547,887	$143,034
Nationwide Bailard Emerging Markets Equity Fund	252,030,230	341,101
Nationwide Bailard International Equities Fund	437,912,009	539,578
Nationwide Bailard Technology & Science Fund	61,854,315	49,369
Nationwide Diverse Managers Fund	2,683,270	2,506
Nationwide Fund	1,316,533,334	1,108,196
Nationwide Geneva Mid Cap Growth Fund	317,571,566	200,686
Nationwide Geneva Small Cap Growth Fund	92,754,037	71,798
Nationwide Global Equity Fund	18,736,961	19,693
Nationwide HighMark Large Cap Core Equity Fund	98,875,317	82,016
Nationwide HighMark Small Cap Core Fund	329,307,800	618,610
Nationwide Small Company Growth Fund	10,712,965	10,665
Nationwide Ziegler Equity Income Fund	799,062,140	443,166
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	227,658,201	68,159

1	This information has been provided by the respective Fund’s subadviser(s) and the information is believed to be reliable, however, the Funds have not independently verified it.

During the fiscal years ended October 31, 2015, 2014 and 2013, the following brokerage commissions were paid by the Funds (or, for the period prior to April 22, 2013, the AIC Predecessor Fund):

	Fiscal Year Ended October 31,
Fund	2015	2014		2013
Nationwide Amundi Global High Yield Fund[1]	N/A	N/A		N/A
Nationwide Amundi Strategic Income Fund[1]	N/A	N/A		N/A
Nationwide Amundi World Bond Fund[1]	N/A	N/A		N/A
Nationwide Bailard Cognitive Value Fund	$219,521	N/A	*	N/A	*
Nationwide Bailard Emerging Markets Equity Fund[3]	407,981	$28,921		N/A
Nationwide Bailard International Equities Fund	773,233	N/A	*	N/A	*
Nationwide Bailard Technology & Science Fund	49,836	N/A	*	N/A	*
Nationwide Bond Fund	0	0		$0
Nationwide Bond Index Fund	0	0		0
Nationwide Core Plus Bond Fund[2]	0	0		0
Nationwide Diverse Managers Fund[3]	7,936	14,104		N/A
Nationwide Emerging Markets Debt Fund[1]	N/A	N/A		N/A
Nationwide Fund	1,115,891	587,796		664,043
Nationwide Geneva Mid Cap Growth Fund	314,688	N/A	*	N/A	*
Nationwide Geneva Small Cap Growth Fund	108,058	N/A	*	N/A	*
Nationwide Global Equity Fund	61,069	93,489		N/A	**
Nationwide Government Bond Fund	0	0		0
Nationwide Government Money Market Fund	0	0		0
Nationwide Growth Fund	96,698	147,579		250,930
Nationwide High Yield Bond Fund	0	0		N/A	**

	Fiscal Year Ended October 31,
Fund	2015	2014		2013
Nationwide HighMark Bond Fund	0	N/A	*	N/A	*
Nationwide HighMark California Intermediate Tax Free Bond Fund	0	N/A	*	N/A	*
Nationwide HighMark Large Cap Core Equity Fund	83,071	N/A	*	N/A	*
Nationwide HighMark National Intermediate Tax Free Bond Fund	0	N/A	*	N/A	*
Nationwide HighMark Short Term Bond Fund	0	N/A	*	N/A	*
Nationwide HighMark Small Cap Core Fund	623,121	N/A	*	N/A	*
Nationwide Inflation-Protected Securities Fund	0	0		0
Nationwide International Index Fund	92,521	55,287		57,721
Nationwide Mid Cap Market Index Fund	44,577	31,531		30,878
Nationwide Portfolio Completion Fund	38,205	79,522		49,013
Nationwide S&P 500 Index Fund	70,885	38,758		161,682
Nationwide Small Cap Index Fund	14,260	16,796		37,018
Nationwide Small Company Growth Fund	28,007	39,704		52,573
Nationwide U.S. Small Cap Value Fund	33,758	35,497		43,748
Nationwide Ziegler Equity Income Fund	0	N/A	*	N/A	*
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	0	N/A	*	N/A	*
Nationwide Ziegler Wisconsin Tax Exempt Fund	0	N/A	*	N/A	*

*	In 2014, the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard International Equities Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide HighMark Small Cap Core Fund, Nationwide Ziegler Equity Income Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund and Nationwide Ziegler Wisconsin Tax-Exempt Fund changed their fiscal year end from July 31 to October 31. Information for the 2014 and 2013 fiscal years appears below.
**	In 2013, the Nationwide Global Equity Fund and Nationwide High Yield Bond Fund changed their fiscal year end from June 30 to October 31. Information for the 2013 fiscal year appears below.
[1]	Fund commenced operations after the fiscal year ended October 31, 2015.
[2]	Fund commenced operations on April 22, 2013. Prior to April 22, 2013, the AIC Predecessor Fund did not have a subadviser.
[3]	Fund commenced operations on March 31, 2014.

During the period August 1, 2014 through October 31, 2014, the following Funds paid the following aggregate brokerage commissions:

Fund	August 1, 2014 through October 31, 2014
Nationwide Bailard Cognitive Value Fund	$138,998
Nationwide Bailard International Equities Fund	211,681
Nationwide Bailard Technology & Science Fund	14,237
Nationwide Geneva Mid Cap Growth Fund	184,359
Nationwide Geneva Small Cap Growth Fund	18,589
Nationwide HighMark Bond Fund	0
Nationwide HighMark California Intermediate Tax Free Bond Fund	0
Nationwide HighMark Large Cap Core Equity Fund	12,085
Nationwide HighMark National Intermediate Tax Free Bond Fund	0
Nationwide HighMark Short Term Bond Fund	0
Nationwide Small Cap Core Fund	35,123
Nationwide Ziegler Equity Income Fund	7,546
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	11,819
Nationwide Ziegler Wisconsin Tax-Exempt Fund	0

During the fiscal years ended July 31, 2014 and 2013 the following Funds (or their respective Predecessor Funds) paid the following aggregate brokerage commissions.

	Fiscal Year Ended July 31,
Fund	2014	2013
Nationwide Bailard Cognitive Value Fund	589,317	729,156
Nationwide Bailard Technology & Science Fund	59,335	85,755
Nationwide Ziegler Equity Income Fund	482,669	43,389
Nationwide Geneva Mid Cap Growth Fund	480,161	548,973
Nationwide Geneva Small Cap Growth Fund	76,851	74,460
Nationwide Bailard International Equities Fund	625,284	740,632
Nationwide HighMark Large Cap Core Equity Fund	45,504	163,440
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	68,513	104,549
Nationwide HighMark Small Cap Core Fund	161,809	327,001

For the period July 1, 2013 through October 31, 20131, the following brokerage commissions were paid by the Nationwide Global Equity Fund and Nationwide High Yield Bond Fund:

Fund	Brokerage Commission Paid July 1, 2013 through October 31, 2013
Nationwide Global Equity Fund	$39,406
Nationwide High Yield Bond Fund	0

[1]	In 2013, the fiscal year end for the Nationwide Global Equity Fund and Nationwide High Yield Bond Fund changed from June 30 to October 31.

For the fiscal year ended June 30, 2013, the following brokerage commissions were paid by the Nationwide Global Equity Fund and Nationwide High Yield Bond Fund (or, for the period prior to November 19, 2012, the UBS Predecessor Funds):

	Fiscal Year Ended June 30,
Fund	2013	2012
Nationwide Global Equity Fund	$73,552	$187,706
Nationwide High Yield Bond Fund	831	76

As of the fiscal year ended October 31, 2015, the Funds listed below held investments in securities of their regular broker-dealers as follows:

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of fiscal year end October 31, 2015	Name of Broker or Dealer
Nationwide Bailard International Equities Fund	4,366,160	ING Financial Markets LLC
Nationwide Bond Fund	5,137,242	Bank of America
	6,610,403	Citigroup, Inc.
	1,029,860	Goldman Sachs & Co.
	4,420,095	JP Morgan Chase & Co.
	6,141,102	Morgan Stanley
	6,001,104	UBS AG
Nationwide Bond Index Fund	7,930,111	Bank of America
	812,842	Bank of New York Mellon Corp.
	968,697	Barclays PLC
	4,786,633	Citigroup, Inc.
	2,267,777	Credit Suisse
	888,136	Deutsche Bank AG
	6,571,754	Goldman Sachs & Co.
	283,060	ING Financial Markets LLC
	8,940,534	JP Morgan Chase & Co.
	9,144,238	Morgan Stanley
	115,069	Sanford Bernstein & Co., LLC
	521,030	UBS AG
Nationwide Core Plus Bond Fund	3,903,602	Bank of America
	10,149,723	Goldman Sachs & Co.
	8,934,573	JP Morgan Chase & Co.
	13,098,743	Morgan Stanley
Nationwide Fund	9,574,313	Goldman Sachs & Co.
	11,807,994	JP Morgan Chase & Co.
Nationwide Global Equity Fund	1,311,508	Bank of America
	863,155	Morgan Stanley
Nationwide Growth Fund	1,711,967	Morgan Stanley
Nationwide High Yield Bond Fund	228,161	Bank of America
	211,138	Credit Suisse
	192,375	ING Financial Markets LLC
	271,250	JP Morgan Chase & Co.
	161,063	Sanford Bernstein & Co., LLC
Nationwide HighMark Bond Fund	8,189,738	Bank of America
	302,000	Barclays PLC
	7,618,847	Citigroup, Inc.
	2,864,434	Deutsche Bank AG
	20,427,986	JP Morgan Chase & Co.
	4,566,190	Morgan Stanley
Nationwide HighMark Large Cap Core Equity Fund	883,125	Goldman Sachs & Co.
	1,025,430	JP Morgan Chase & Co.

Nationwide HighMark Short Term Bond Fund	9,068,056	Bank of America
	2,496,088	Bank of New York Mellon Corp.
	37,750	Barclays PLC
	13,649,959	Citigroup, Inc.
	2,809,437	Deutsche Bank AG
	17,893	Goldman Sachs & Co.
	22,289,580	JP Morgan Chase & Co.
	3,933,302	Morgan Stanley
	955,338	UBS AG
Nationwide HighMark Small Cap Core Fund	805,783	Investment Technology Group, Inc.
Nationwide International Index Fund	8,183,530	Barclays PLC
	5,369,997	Credit Suisse
	5,408,665	Deutsche Bank AG
	7,777,718	ING Financial Markets LLC
	3,107,431	Instinet, LLC
	7,154,069	Sanford Bernstein & Co., LLC
	10,089,091	UBS AG
Nationwide Portfolio Completion Fund	22,658,297	JP Morgan Chase & Co.
	17,556,444	UBS AG
Nationwide S&P 500 Index Fund	23,670,808	Bank of America
	6,220,969	Bank of New York Mellon Corp.
	21,547,249	Citigroup, Inc.
	10,173,188	Goldman Sachs & Co.
	32,034,343	JP Morgan Chase & Co.
	6,770,455	Morgan Stanley
Nationwide Small Cap Index Fund	219,401	Investment Technology Group, Inc.
Nationwide U.S. Small Cap Value Fund	57,588	Investment Technology Group, Inc.
Nationwide Ziegler Equity Income Fund	14,311,495	JP Morgan Chase & Co.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplates that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers. Subadvisers do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

During the fiscal periods ended October 31, 2015, 2014 and 2013, the Funds did not pay brokerage commissions to affiliated brokers. During the fiscal year ended June 30, 2013 the Nationwide Global Equity Fund and Nationwide High Yield bond Fund (or the UBS Predecessor Funds) did not pay brokerage commissions to affiliated brokers.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.

In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:

•	the Distributor and other affiliates of NFA,

•	broker-dealers,

•	financial institutions, and

•	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Funds for such payments.

Additional Compensation to Affiliated Financial Institution. Nationwide Fund Advisors (“NFA”) and Nationwide Fund Distributors LLC (“NFD”), pursuant to an agreement by the parties, pay their affiliate, Nationwide Financial Services, Inc. various amounts under the terms of the agreement.

Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the Prospectus) from NFA, NFM or NFD, from their own resources, include the following (the information set forth below is considered complete as of the date of this SAI, and as supplemented; however agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):

AIG Advisor Group, Inc.; SagePoint Financial Advisors, Inc.; FSC Securities Corporation; Woodbury Financial, Inc.; and Royal Alliance Associates, Inc. (collectively, “Advisor Group”)

NFA, pursuant to a written agreement, pays each respective member of the Advisor Group quarterly at the annual rates as follows: (i) 0.07% (7 basis points) of the average daily net asset value of shares of each respective Nationwide Target Destination Fund and each respective Nationwide Investor Destinations Fund that are sold by the Advisor Group to their customers; (ii) 0.00% (0 basis points) of the average daily net asset value of shares of the following Funds that are sold by the Advisor Group to their customers: Nationwide Bond Index Fund; Nationwide International Index Fund; Nationwide Mid Cap Market Index Fund; Nationwide S&P 500 Index Fund; Nationwide Small Cap Index Fund; and Nationwide Government Money Market Fund; and (iii) 0.10% (10 basis points) of the average daily net asset value of shares of all other series of the Trust that are sold by the Advisor Group to their customers.

Ameriprise Financial Services, Inc. (“Ameriprise”)

NFD, pursuant to a written agreement, pays Ameriprise monthly at the annual rates as follows: (i) 0.08% (8 basis points) of the average daily aggregate value of shares of each respective Nationwide Target Destination Fund and each respective Nationwide Investor Destinations Fund held by Ameriprise’s customers during the month through all sales platforms, as set forth in the agreement; (ii) 0.00% (0 basis points) of the average daily aggregate value of shares of the following Funds that are held by Ameriprise’s customers during the month through all sales platforms, as set forth in the agreement: Nationwide Bond Index Fund; Nationwide International Index Fund; Nationwide Mid Cap Market Index Fund; Nationwide S&P 500 Index Fund; Nationwide Small Cap Index Fund; and Nationwide Government Money Market Fund; and (iii) 0.10% (10 basis points) of the average daily aggregate value of shares of all other series of the Trust held by Ameriprise’s customers during the month through all platforms, as set forth in the agreement. NFD also will pay Ameriprise $1,000 for each new subsequent Fund placed in the written agreement of the parties. The merger or reorganization of a Fund into another Fund that is not at the time included in the agreement, will be considered to be the addition of a new Fund. NFD also will reimburse Ameriprise for expenses deriving from performing services relating to but separate from distribution services, including but not limited to, technology services, operational reporting, or technology or operational expenses deriving from particular issues presented by the Funds or systems. NFD also will pay Ameriprise the reasonable costs Ameriprise incurs when responding to or complying with any audit, report, examination, inspection or compliance review requested by NFD or the Funds and any information or document request and any other request by NFD that is not otherwise specifically addressed in an agreement of the parties.

Bailard, Inc. (“Bailard”)

NFA, pursuant to a written agreement, pays Bailard monthly at the following annual rates: (i) 0.275% (27.5 basis points) of the daily net assets of the Class M shares of the Nationwide Bailard International Equities Fund; (ii) 0.305% (30.5 basis points) of the daily net assets of the Class M shares of the Nationwide Bailard Cognitive Value Fund and the Nationwide Bailard Technology & Science Fund; and (iii) 0.475% (47.5 basis points) of the daily net assets of the Class M shares of the Nationwide Bailard Emerging Markets Equity Fund. Clients of Bailard pay investment advisory fees to Bailard in connection with the management of the clients’ assets, a portion of which may be invested in one or more of the Nationwide Bailard Emerging Markets Equity Fund, Nationwide Bailard International Equities Fund, the Nationwide Bailard Cognitive Value Fund and the Nationwide Bailard Technology & Science Fund. Bailard has agreed with its clients that the amount of the advisory fee paid by the client (whether directly to Bailard or indirectly through Bailard’s management of investment vehicles in which the client invests) will equal a fixed percentage of the value of the client’s account with Bailard. As a result, the direct fee that Bailard receives from its clients will be reduced by the amount of the investment advisory fee (i.e., the fee paid to NFA) that such clients indirectly incur as shareholders of such Funds. The additional payments by NFA out of its own resources, as described above, are intended to assist Bailard in recouping the client fees waived or reduced by it as described above. These periodic payments, which are solely the obligation of NFA are separate from and in addition to the subadvisory fees paid to Bailard.

B.C. Ziegler & Company, Inc. (“B.C. Ziegler”)

NFA, pursuant to a written agreement, pays B.C. Zielger the following (i) 0.10% (10 basis points) on the average daily net asset value of Fund shares held by customers of B.C Ziegler in the following Funds: Nationwide Bailard Cognitive Value Fund, Nationwide Bailard International Equities Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide HighMark Large Cap Core Equity Fund and Nationwide Small Cap Core Fund, and (ii) 0.05% (5 basis points) on the average daily net asset value of Fund shares held by customers of B.C. Ziegler in the following Funds: Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund and the Nationwide HighMark Short Term Bond Fund.

Cambridge Investment Research, Inc. (“Cambridge”)

NFA, pursuant to a written agreement with Cambridge, reimburses Cambridge a ten dollar ($10.00) ticket charge for each Fund share purchase that is (1) equal to or greater than $5,000, (2) on a single ticket that includes only Nationwide Funds, and (3) entered and executed through one of Cambridge’s clearing firms, National Financial, LLC and/or Pershing, LLC. Excluded from this arrangement are (i) redemptions or exchanges, (ii) purchases subject to no-transaction fees, (iii) purchases by check and application direct to the Funds’ transfer agent, or (iv) any Fund that is not available for purchase by new investors or is otherwise only available for purchase by existing shareholders pursuant to the terms of the Fund’s then-current prospectus.

Charles Schwab & Co., Inc. (“Schwab”)

Pursuant to a written agreement, Schwab receives 0.40% (40 basis points) of the average daily value of shares held in accounts at Schwab (excluding the value of shares held in such accounts prior to the effectiveness of the written agreement) or $2,000 per month for each Fund, whichever is greater. Each Fund’s 12b-1 and administrative servicing fees pay for distribution and service components, respectively. NFA pays for any overage.

Fidelity Brokerage Services LLC (“Fidelity Brokerage”) and National Financial Services LLC (“National Financial”)

Pursuant to a written agreement, Fidelity Brokerage and National Financial receive monthly 0.40%

(40 basis points) of the daily market value of the number of Fund shares held in accounts at Fidelity Brokerage and National Financial. Each Fund’s 12b-1 and administrative servicing fees pay for distribution and service components, respectively. NFA pays for any overage.

First Allied Securities, Inc. (“First Allied”)

NFA, pursuant to a written agreement of the parties, pays First Allied quarterly a service fee at the annual rate as follows: (i) 0.20% (20 basis points) of the net asset value of Class A shares of the following Funds sold subject to a front-end sales charge (as may be reduced by rights of accumulation, if applicable), by First Allied to its customers: Nationwide Target Destination Funds, Nationwide Investor Destinations Funds, Nationwide Growth Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S& P 500 Index Fund, Nationwide Small Cap Index Fund, and Nationwide U.S. Small Cap Value Fund; and (ii) 0.05% (5 basis points) on the net asset value of Class A shares of the following Funds, sold subject to a front-end sales charge (as may be reduced by rights of accumulation, if applicable), by First Allied to its customers: Nationwide Portfolio Completion Fund, Nationwide Bond Fund, Nationwide Bond Index Fund and Nationwide Government Bond Fund,. Any annual aggregate minimum with respect to the foregoing payments have been waived.

Investacorp, Inc. (“Investacorp”)

NFA, pursuant to a written agreement between both parties, pays Investacorp quarterly a service fee at the annual rate of 0.05% (5 basis points) of the net asset value of Class A shares, sold subject to a front-end sales charge (as may be reduced by rights of accumulation, if applicable), by Investacorp to its customers. The following Nationwide Funds are excluded from this arrangement: Nationwide Bond Index Fund; Nationwide International Index Fund; Nationwide Mid Cap Market Index Fund; Nationwide S&P 500 Index Fund; Nationwide Small Cap Index Fund; and Nationwide Government Money Market Fund. Any annual aggregate minimum with respect to the foregoing payments have been waived.

LPL Financial LLC (“LPL”)

NFA, pursuant to a written agreement with LPL, pays LPL a ticket charge of $10.00 for each Fund purchase order entered and executed electronically by LPL. Ticket charges do not apply to redemptions, exchanges, purchases by check and application direct to the Funds’ transfer agent or to purchase orders with respect to the Nationwide Government Money Market Fund. In addition, NFA pays LPL a service fee at the annual rate of 0.09% (9 basis points) of the average daily net asset value of brokerage (load/commissionable non-ERISA) and advisory assets above a base rate established January 1, 2014, of the Funds, with the exception of the Nationwide Government Money Market Fund, in any asset class owned beneficially or of record from time to time by customers or owned of record by LPL. NFA will pay a fee of 0.05% (5 basis points) on the advisory asset base established on January 1, 2014. For purposes of this service fee, Fund shareholder accounts may be held at LPL in street name or at the Fund’s transfer agent.

MSCS Financial Services, Inc. (“MSCS”)

NFA, pursuant to a written agreement of the parties, pays MSCS monthly a service fee at the annual rate of .025% (25 basis points) on shares held at Merrill Lynch that are subject to a service fee.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

NFD, pursuant to a written agreement of the parties, pays Merrill Lynch the following fees: (i) a monthly fee of 0.25% (25 basis points) of total new gross sales of shares of any class of each Fund (excluding sales from reinvestment of distributions and exchanges of shares of one or more Funds for any other Fund or Funds), payable in arrears; and (ii) an annual fee, payable quarterly, of 0.10% (10 basis points) of the value of Fund shares (including sales from exchanges of shares of one or more Funds for any other Fund or Funds) held by Merrill Lynch’s customers for more than one year, for Merrill Lynch’s continuing due diligence, training and marketing.

Morgan Stanley Smith Barney LLC (“Morgan Stanley”) and Citigroup Global Markets Inc. (“Citigroup”)

NFA, pursuant to a written agreement of the parties, pays Morgan Stanley quarterly a mutual fund support fee at an annual rate of 0.16% (16 basis points) of the average asset value of Fund shares held in “eligible accounts”. “Eligible accounts” do not include Fund shares held through fee-based advisory accounts.

The fee is subject to an annual minimum of $250,000.

In addition, NFM pays Morgan Stanley $21 for each customer account position in a share class subject to a CDSC fee; $18 for each customer account position in a share class not subject to a CDSC fee; $3 for each closed or zero balance customer account position. Customer positions in Fund shares offered through Morgan Stanley’s TRAK Fund Solution program will be charged at the aforementioned rates for positions in non-retirement accounts and at the rate of 0.10% (10 basis points) of the average daily net asset value of all retirement account customer positions. Customer positions in Fund shares offered through Morgan Stanley’s other fee-based advisory accounts will not be subject to the service fees described above. Each Fund’s administrative servicing fees pay for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

In addition to the foregoing, Nationwide Life Insurance Company (“Nationwide Life”), an affiliate of NFA and NFM, pays a mutual fund training & education support fee to Morgan Stanley at the maximum annual rate of $350,000 per year in exchange for Morgan Stanley allowing Nationwide Life and its affiliates to participate in various Morgan Stanley events, including seminars, conferences and meetings as determined by Morgan Stanley and agreed to by Nationwide Life. Nationwide Life’s participation in specific events is determined by Morgan Stanley at its sole discretion, and Nationwide Life pays Morgan Stanley the mutual fund training & education support fee representing the seminars, conferences and meetings that Nationwide Life actually attends. The mutual fund training & education support fee is paid by Nationwide Life from its own revenues, profits or retained earnings, and not from the assets of any Fund. Morgan Stanley uses such fee to offset its expenses associated with seminars, conferences and other meetings and events organized for the education and training of its financial advisors and clients.

National Planning Holdings, Inc.; Invest Financial Corporation, Investment Centers of America, Inc.; National Planning Corporation; and SII Investments, Inc. (collectively, “NPH Group”)

NFA, pursuant to a written agreement with National Planning Holdings, Inc. (the parent company of each of the other members of the NPH Group”), pays each member of NPH Group a fee equal to 0.20% (20 basis points) of the net asset value of the Trust’s Class A shares sold subject to a front-end sales charge (as may be reduced by rights of accumulation, if applicable) and Class C shares by NPH Group to its customers. The Nationwide Government Money Market Fund is excluded from this arrangement.

Pershing LLC (“Pershing”)

NFD, pursuant to a written agreement of the parties, pays Pershing LLC $19 for each customer account position in a share class subject to a CDSC fee and $16 for each customer account position in a share class not subject to a CDSC fee, with the exception of the Institutional Class, for which NFD has agreed to pay $12 for each customer account position in all series of the shares. A Fund’s administrative servicing fees pay for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

The Prudential Insurance Company of America (“Prudential”)

NFA, pursuant to a written agreement of the parties, pays Prudential monthly a service fee at the annual rate as follows: (i) 0.40% (40 basis points) of the average daily net assets of Class A and the Institutional Service Class for the Nationwide Bailard Cognitive Value Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide Bailard International Equities Fund, Nationwide HighMark Small Cap Core Fund; (ii) 0.30% (30 basis points) of the average daily net assets of Class A and the Institutional Service Class for the Nationwide HighMark Bond Fund, Nationwide HighMark Short Term Bond Fund; and (iii) 0.20% (20 basis points) of the average daily net assets of Class A and the Institutional Service Class for the Nationwide Ziegler Equity Income Fund, Nationwide Geneva Mid Cap Growth Fund and the Nationwide Ziegler NYSE ARCA Tech 100 Index Fund. Each Fund’s administrative servicing fees pay for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, “Raymond James”)

NFA, pursuant to a written agreement, pays Raymond James an annual fee calculated quarterly against the total value of Fund shares held by customers of Raymond James according to the following schedule:

(i) 0.15% (15 basis points) of the average daily value of shares held in Equity Funds;

(ii) 0.10% (10 basis points) of the average daily value of shares held in Fixed Income Funds; and

(iii) 0.05% (5 basis points) of the average daily value of shares held in Index Funds.

For purposes of this agreement, the following funds are deemed to be Index Funds: Nationwide S&P 500 Index Fund, Nationwide Bond Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund, Nationwide Ziegler NYSE ARCA Tech 100 Index Fund, Nationwide Investor Destination Funds (all series) and Nationwide Target Destination Funds (all series). Excluded from this agreement are the Nationwide Government Money Market Fund, Nationwide Portfolio Completion Fund, Nationwide Inflation-Protected Securities Fund and the Institutional Class of all series of the Funds.

Securities America, Inc. (“Securities America”)

NFA, pursuant to a written agreement of the parties, pays a fee of 0.05% (5 basis points) of the average daily net assets of Fund shares that are held by customers of Securities America, commencing one year after their purchase by such Securities America customers. Excluded from this arrangement are (i) Fund shares held in ERISA retirement plans; (ii) Fund shares that were purchased or are held in connection with “no transaction fee” platforms provided by Securities America or any other broker-dealer that clears trades introduced by or on behalf of Securities America; and (iii) shares of the Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund and Nationwide Government Money Market Fund.

Triad Advisors, Inc. (“Triad”)

NFA, pursuant to a written agreement of the parties, pays a fee of 0.05% (5 basis points) of the average daily net assets of Fund shares that are held by customers of Triad, commencing one year after their purchase by such Triad customers. Excluded from this arrangement are (i) Fund shares that were purchased or are held in connection with “no transaction fee” platforms provided by Triad or any other broker-dealer that clears trades introduced by or on behalf of Triad; and (ii) shares of the Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund and Nationwide Government Money Market Fund.

UBS Financial Services Inc. (“UBS”)

NFD, pursuant to a written agreement, pays UBS quarterly fees based on the following schedule or $75,000, whichever is greater: (i) the annual rate of 0.15% (15 basis points) of the value of the average monthly non-Index equity assets; (ii) the annual rate of 0.010% (10 basis points) of the average value of the average monthly non-Index fixed-income assets, and; (iii) the annual rate of 0.075% (7.5 basis points) of the value of the average monthly fixed-income assets in each of its retail and wrap programs that are invested in each Fund. In addition, NFA pays UBS a quarterly sales fee at the annual rate of 0.05% (5 basis points) of all sales of non-Index Fund shares and 0.08% (8 basis points), excluding the sales of Fund shares in InsightOne, PACE, Strategic Advisor or Diversified Return Strategies. For the purposes of this agreement, the following funds are deemed to be Index funds; Nationwide S&P 500 Index Fund, Nationwide Bond Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International

Index Fund, Nationwide Ziegler NYSE ARCA Tech 100 Index Fund, Nationwide Investor Destinations Funds (all series) and Nationwide Target Destination Funds (all series). Excluded from this agreement are the Nationwide Government Money Market Fund, Nationwide Portfolio Completion Fund, Nationwide Inflation-Protected Securities Fund and the Institutional Class of all series of the Funds. In addition, in exchange for omnibus account services provided, NFM pays UBS $19 for each client account position in a Fund share class subject to a CDSC fee, and $18 for each client account position in a Fund share class not subject to a CDSC fee. Each Fund’s administrative servicing fees pay for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

U.S. Bancorp Investments, Inc. (“U.S. Bancorp”)

NFA, pursuant to a written agreement of the parties, pays U.S. Bancorp quarterly at the following annual rates: (i) 0.07% (7 basis points) of the average daily aggregate value of shares of each respective Nationwide Target Destination Fund and each Nationwide Investor Destinations Fund held by customers of U.S. Bancorp, excluding Fund shares that are held in any fee-based ERISA or individual retirement account; (ii) 0.00% (0 basis points) of the average daily aggregate value of shares of the following Funds that are held by U.S. Bancorp’s customers, excluding Fund shares that are held in any fee-based ERISA or individual retirement account: Nationwide Portfolio Completion Fund; Nationwide Bond Index Fund; Nationwide International Index Fund; Nationwide Mid Cap Market Index Fund; Nationwide S&P 500 Index Fund; Nationwide Small Cap Index Fund; and Nationwide Government Money Market Fund; and (iii) 0.10% (10 basis points) of the average daily aggregate value of shares of all other series of the Trust held by U.S. Bancorp’s customers, excluding Fund shares that are held in any fee-based ERISA or individual retirement account.

U.S. Bank N.A. (“U.S. Bank”)

NFA, pursuant to a written agreement of the parties, pays U.S. Bank monthly a service fee at the annual rate as follows: (i) 0.40% (40 basis points) of the average daily net assets of the Institutional Service Class for the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard International Equities Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Small Cap Core Fund, Nationwide Ziegler Equity Income Fund; and (ii) 0.30% (30 basis points) of the average daily net assets of the Institutional Service Class for the Nationwide HighMark Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund and the Nationwide HighMark Short Term Bond Fund. Each Fund’s administrative servicing fees pays for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo”), and First Clearing, LLC (“First Clearing”)

NFD, pursuant to a written agreement of the parties, pays Wells Fargo and First Clearing, jointly, the following fees in exchange for Wells Fargo’s continuing due diligence, training, operations and systems support, and marketing in exchange for First Clearing’s continuing training, operations and systems support, and marketing provided to unaffiliated broker-dealers based on the following schedule or $250,000, whichever is greater: (i) the annual rate of 0.05% (5 basis points) of the net asset value of shares of Nationwide Index Funds sold by Wells Fargo to its customers; (ii) the annual rate of 0.07% (7 basis points) of the net asset value of shares of the Nationwide Target Destination Funds and Nationwide Investor Destinations Funds sold by Wells Fargo to its customers; (iii) the annual rate of 0.12% (12 basis points) of the net asset value of shares of fixed income equity funds; and (iv) the annual rate of 0.13% (13 basis points) of the net asset value of shares of the other Nationwide Funds sold by Wells Fargo to its customers. In addition, in exchange for omnibus account services provided, NFM pays Wells Fargo $19 for each client account position in a Fund share class subject to a CDSC fee, and $16 for each client account position in a Fund share class not subject to a CDSC fee. Each Fund’s administrative servicing fees pay for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Class A Sales Charges

The charts below show the Class A sales charges, which decrease as the amount of your investment increases.

Class A Shares of the Equity Funds (except the Nationwide Portfolio Completion Fund)

	Sales charge as %	Sales charge as %	Dealer
Amount of purchase	of offering price	of amount invested	Commission
less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75	4.99	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None

Class A Shares of the Nationwide Core Plus Bond Fund and Nationwide High Yield Bond Fund

	Sales charge as %	Sales charge as %	Dealer
Amount of purchase	of offering price	of amount invested	Commission
less than $100,000	4.25%	4.44%	3.75%
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None

Class A Shares of the Nationwide Amundi Global High Yield Fund, Nationwide Amundi Strategic Income Fund, Nationwide Amundi World Bond Fund, Nationwide Bond Fund, Nationwide Bond Index Fund, Nationwide Emerging Markets Debt Fund, Nationwide Government Bond Fund, Nationwide Inflation-Protected Securities Fund and Nationwide Portfolio Completion Fund

Sales charge as %	Sales charge as %	Sales charge as %	Dealer
Amount of purchase	of offering price	of amount invested	Commission
less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 to $499,999	1.25	1.27	1.00
$500,000 or more	None	None	None

Class A Shares of the Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, and Nationwide Ziegler Wisconsin Tax Exempt Fund

Sales charge as %	Sales charge as %	Sales charge as %	Dealer
Amount of purchase	of offering price	of amount invested	Commission
less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 or more	None	None	None

Waiver of Class A Sales Charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds. You also may qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer Service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver to which you are entitled. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

Due to the reduced marketing effort required by NFD, the sales charge applicable to Class A shares may be waived for sales of shares to:

(a)	other registered investment companies affiliated with NFG;

(b)	any endowment or non-profit organization that purchases shares directly from the Trust, NFD, or a broker-dealer that is affiliated with NFD;

(c)	employer-sponsored 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement plan customers of Nationwide Financial Services, Inc. or one of its subsidiaries;

(d)	owners of individual retirement accounts investing assets formerly in retirement plans that were subject to the automatic rollover provisions under Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;

(e)	Trustees and retired Trustees of the Trust (including its predecessor Trusts);

(f)	directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies;

(g)	directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time;

(h)	directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives of any current subadviser to the Trust;

(i)	any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives of a broker-dealer having a dealer/selling agreement with the Distributor;

(j)	retirement plan customers of an unaffiliated brokerage firm or retirement plan administrator that has an agreement with the Distributor to waive sales charges;

(k)	any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

(l)	any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for purchases made through self-directed brokerage service platforms in which transaction fees may (or may not) be imposed, investment advisory programs, fee-based programs or other sales channels in which front-end sales charges customarily are not imposed; and

(m)	any investor who purchases Class A shares of a Fund directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor with proceeds from sales of Institutional Class shares of another Nationwide Fund, where a Fund does not offer Institutional Class shares.

Certain brokers or financial intermediaries may be unable operationally to implement the sales charge waivers offered to certain of the foregoing categories of investors. If you are a member of one of the foregoing categories of investors, please contact your broker or intermediary to determine whether it can operationally implement the sales charge waiver.

REDUCTION OF SALES CHARGES

Reduction of Class A sales charges

Shareholders can reduce or eliminate Class A shares’ initial sales charge through one or more of the discounts described below:

•	A larger investment. The sales charge decreases as the amount of your investment increases.

•	Rights of accumulation. You and members of your family who live at the same address can add the current value of your Class A and Class C investments in the Nationwide Funds (except shares of the Nationwide Government Money Market Fund), that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge.

•	No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment may affect the amount of capital gains tax that is due (see, “Sales, Exchanges, and Redemptions of Fund Shares - Deferral of basis” under “ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS” below). If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

•	Letter of intent discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 (or $100,000 for certain Funds as identified in the their respective prospectuses) in Class A shares (excluding the Nationwide Government Money Market Fund) and your sales charge will be based on the total amount you intend to invest. You also can combine your purchases of Class C shares with your purchase of Class A shares to fulfill your Letter of Intent. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

Class A - Contingent Deferred Sales Charge (“CDSC”)

An investor may purchase $1 million, $500,000 or $250,000, or more, depending on the Fund, as indicated below, of Class A shares in one or more of the Nationwide Funds and avoid the front-end sales charge. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC (as shown below) if he or she redeems such Class A shares within 18 months of the date of purchase. With respect to such purchases, the Distributor may pay dealers a finder’s fee on investments made in Class A shares with no initial sales charge. The CDSC applies only if the Distributor paid a finder’s fee to the selling dealer. The CDSC does not apply to shares acquired through reinvestment of dividends or capital gains distributions.

The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less.

Amount of Finder’s Fee/Contingent Deferred Sales Charge

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares of the Equity Funds (except the Nationwide Portfolio Completion Fund)

Amount of Purchase	$1 million or more
If sold within	18 months
Amount of CDSC	1.00%

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares of the Nationwide Core Plus Bond Fund and Nationwide High Yield Bond Fund

Amount of Purchase	$1 million or more
If sold within	18 months
Amount of CDSC	0.75%

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares of the Nationwide Amundi Global High Yield Fund, Nationwide Amundi Strategic Income Fund, Nationwide Amundi World Bond Fund, Nationwide Bond Fund, Nationwide Bond Index Fund, Nationwide Emerging Markets Debt Fund, Nationwide Government Bond Fund, Nationwide Inflation-Protected Securities Fund and Nationwide Portfolio Completion Fund

Amount of Purchase	$500,000 or more
If sold within	18 months
Amount of CDSC	0.75%

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares of the Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, and Nationwide Ziegler Wisconsin Tax Exempt Fund

Amount of Purchase	$250,000 or more
If sold within	18 months
Amount of CDSC	0.50%

CDSC for Class C Shares

You will pay a CDSC of 1.00% (0.75% with respect to the Nationwide High Yield Bond Fund) if you sell your Class C shares within the first year after you purchased the shares. The Distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of the Funds (0.75% with respect to the Nationwide High Yield Bond Fund) having Class C shares.

Class A and Class C Broker Exchanges

Class A and Class C shares purchased by accounts participating in certain fee-based programs sponsored by and/or controlled by financial intermediaries (“Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Service Class shares of the same Fund under certain circumstances. Such exchange will be on the basis of the net asset values per share, without the imposition of any sales load, fee or other charge. If a shareholder of Institutional Service Class shares has ceased his or her participation in the Program, the financial intermediary may exchange all such Institutional Service Class shares for Class A or Class C shares of a Fund, whichever class of shares the shareholder held prior to the entry into such Program. Such exchange will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Holders of Class A and Class C shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable CDSC period has expired. The applicable CDSC period for Class C shares is generally one year after the purchase of such Class C shares, and for certain Class A shares that were purchased without the imposition of a front-end sales load, 18 months after the purchase of such Class A shares.

Exchanges of Class A or Class C shares for Institutional Service Class shares of the same Fund, or the exchange of Institutional Service Class shares for Class A or C shares of the same Fund, under these particular circumstances, will be tax-free for federal income tax purposes. You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

This exchange privilege is subject to termination and may be amended from time to time.

Class R Shares

Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, “retirement plans”) whereby the retirement plan or the retirement plan’s financial service firm has an agreement with NFD to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

A retirement plan’s intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class, Institutional Class or Service Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan’s intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries of retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan’s intermediaries may receive different compensation depending upon which class is chosen.

Redemptions

A Fund may delay forwarding redemption proceeds for up to seven days if the Fund believes that the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In-Kind Redemptions

The Funds generally plan to redeem their shares for cash. As described in their respective Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder (“redemption in-kind”).

The Board has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request, thus limiting the potential adverse effect on the distributing Fund’s net asset value.

Accounts with Low Balances

Unless an account actively participates in an Automatic Asset Accumulation Plan, if the value of an account falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, a shareholder is generally subject to a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. The Fund will sell shares from an account quarterly to cover the fee.

The Trust reserves the right to sell the rest of a shareholder’s shares and close its account if that shareholder makes a sale that reduces the value of its account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, the Trust will give a shareholder notice and allow that shareholder 60 days to purchase additional shares to avoid this action. The Trust does this because of the high cost of maintaining small accounts.

If the monthly average balance of an account holding Investor Shares of the Nationwide Government Money Market Fund falls below $500, there is a $2/month fee.

VALUATION OF SHARES

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Subject to the sole discretion of NFA, each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

The net asset value per share (“NAV”) of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. Eastern Time) on each business day the Exchange is open for regular trading (the “Valuation Time”). To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Funds’ investments may change on days when shares cannot be purchased or redeemed.

The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the Exchange is closed.

Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.

The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of each class of a Fund on which offering and redemption prices are based is determined by adding the value of all securities and other assets of a Fund attributable to the class, deducting liabilities attributable to that class, and dividing by the number of that class’ shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Securities for which market-based quotations are readily available are valued as of Valuation Time. Equity securities are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board. Securities traded on NASDAQ generally are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid price provided by an independent pricing service, the use of which has been approved by the Board.

Securities for which market-based quotations are either unavailable (e.g., independent pricing service does not provide a value) or are deemed unreliable, in the judgment of NFA or designee, are generally valued at fair value by the Trustees, or persons to whom the Board has delegated its responsibilities pursuant to procedures approved by the Board (in this case, the Fair Valuation Committee). In addition, fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. The Fair Valuation Committee monitors the results of fair valuation determinations and regularly reports the results to the Board or a committee of the Board. Fair value determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

The Fair Valuation Committee monitors the continuing appropriateness of the valuation methodology with respect to each security. In the event that NFA or a subadviser believes that the valuation methodology being used to value a security does not produce a fair value for such security, the Fair Valuation Committee is notified so that it may meet to determine what adjustment should be made.

To the extent that a Fund invests in foreign securities, the following would be applicable. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund’s investments since their last closing prices were calculated on their primary securities markets or exchanges. Pursuant to the Valuation Procedures, a Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the Exchange. When a Fund uses fair value pricing, the values assigned to the Fund’s foreign equity investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Nationwide Government Money Market Fund (the “Fund”)

The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. This means that the Fund invests at least 99.5% of its total assets in (1) securities that are issued by the U.S. government, its agencies or instrumentalities, (2) repurchase agreements that are collateralized fully by such securities or cash, (3) cash, or (4) other money market mutual funds that operate as Government Money Market Funds.

The value of portfolio securities in the Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This method involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

The Board has adopted procedures whereby the extent of deviation, if any, of the current NAV calculated using available market quotations from the Fund’s amortized cost price per share will be determined. In the event such deviation from the Fund’s amortized cost price per share exceeds 1/2 of 1 percent, NFA or the Chairman of the Board’s Valuation and Operations Committee (or, in his absence, the Chairman of the Board) shall promptly convene a meeting of the Board to consider what action, if any, should be taken. Where the Board believes that the extent of any deviation from the Fund’s amortized cost per share may result in material dilution or other unfair results to shareholders, it shall cause the Fund to take such action as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair result. Such action might include: reducing or withholding dividends; redeeming shares in-kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund’s average portfolio maturity; or utilizing an NAV as determined by using available market quotations. In addition, in accordance with applicable legal requirements, the Fund may suspend redemptions if: (i) the Board, including a majority of its non-interested trustees, determine that the extent of the deviation between amortized cost price per share and market value may result in a material dilution or other unfair results to the Fund’s shareholders; (ii) the Board, including a majority of its non-interested trustees, irrevocably approve the liquidation of the Fund; and (iii) the Fund, prior to suspending redemptions, has notified the SEC of the decision to liquidate the Fund and suspend redemptions.

The Board, in supervising the Fund’s operations and delegating special responsibilities involving portfolio management to NFA, has undertaken as a particular responsibility within its overall duty of care owed to the Fund’s shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund’s investment objectives, that the Fund’s NAV will not deviate from $1. Although the Fund seeks to preserve the value of a shareholder’s investment at $1 per share, it cannot guarantee it will do so.

Pursuant to its objective of maintaining a stable net asset value per share, the Fund will only purchase investments deemed under Rule 2a-7 to have a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 60 days or less and a weighted average life of 120 days or less that is determined without reference to certain interest rate readjustments.

SYSTEMATIC INVESTMENT STRATEGIES

Directed Dividends – This strategy provides the security of principal that the Nationwide Government Money Market Fund offers plus the opportunity for greater long-term capital appreciation or income through reinvestment of dividends in one or more of the equity or fixed-income Funds, respectively.

An initial investment of $5,000 or more is made in the Investor Shares of the Nationwide Government Money Market Fund, and monthly dividends are then automatically invested into one or more of the equity Funds chosen by you at such equity Fund’s current offering price. Nationwide Government Money Market Fund dividends reinvested into one of the equity Funds are subject to applicable sales charges.

Automatic Asset Accumulation – This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

You may open an account that is subject to an Automatic Asset Accumulation plan with no minimum investment, so long as each monthly purchase is at least $50 (per Fund). Another way to take advantage of the benefits that Dollar Cost Averaging can offer is through Directed Dividends, as described above.

Automatic Asset Transfer – This systematic investment plan allows you to transfer $50 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the day of the month the shareholder selects, or the following business day, if the date selected is a weekend or holiday. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Investor Shares of the Nationwide Government Money Market Fund to another Fund, sales charges may apply if not already paid.

Automatic Withdrawal Plan (“AWP”) ($50 or More) – You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semiannually or annually, to you (or anyone you designate) from your account. Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NFD toll free at 800-848-0920.

No Sales Charge on Reinvestments – All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains but instead they will automatically be reinvested in the form of additional shares.

Exchange Privilege – The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

Exchanges among Nationwide Funds

Exchanges may be made among any of the Nationwide Funds within the same class of shares, so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement. To the extent the new Fund does not offer Institutional Class shares, proceeds from sales of Institutional Class shares of a Nationwide Fund may be used to purchase Class A shares of a new Fund directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor. Notwithstanding the foregoing, no minimum investment requirement shall apply to holders of Institutional Class shares of a Nationwide Fund seeking to exchange shares for Institutional Class shares of another Nationwide Fund, where such Institutional Class or shares had been designated as Class D shares at the close of business on July 31, 2012.

Generally, there is no sales charge for exchanges of shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Nationwide Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Fund. If you exchange Investor Shares of the Nationwide Government Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Nationwide Government Money Market Fund. Exchanges into the Investor Shares of the Nationwide Government Money Market Fund are permitted only from Class A, Class C, Class R, Class M and Institutional Service Class shares of other Nationwide Funds. If you exchange Class C shares (or certain Class A shares subject to a CDSC) for Investor Shares of the Nationwide Government Money Market Fund, the time you hold the shares in the Nationwide Government Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Investor Shares of the Nationwide Government Money Market Fund, you will pay the sales charge that would have been charged if the initial Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Nationwide Government Money Market Fund. If you exchange your Investor Shares of the Nationwide Government Money Market Fund back into Class C (or certain Class A) shares, the time you held Class C (or Class A) shares prior to the initial exchange into the Nationwide Government Money Market Fund will be counted for purposes of calculating the CDSC. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Free Checking Writing Privilege (Investor Shares of the Nationwide Government Money Market Fund Only) – You may request a supply of free checks for your personal use and there is no monthly service fee. You may use them to make withdrawals of $500 or more from your account at any time. Your account will continue to earn daily income dividends until your check clears your account. There is no limit on the number of checks you may write. Cancelled checks will not be returned to you. However, your monthly statement will provide the check number, date and amount of each check written. You also will be able to obtain copies of cancelled checks, the first five free and $2.00 per copy thereafter, by contacting one of our service representatives at 800-848-0920.

Exchanges May Be Made Four Convenient Ways:

By Telephone

Automated Voice Response System – You can automatically process exchanges for the Funds by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll-free number by the Valuation Time to receive that day’s closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

Customer Service Line – By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll-free number by the Valuation Time to receive that day’s closing share price.

The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

The Funds will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectus to confirm that the instructions are genuine.

The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

By Mail – Write to Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701. Please be sure that your letter is signed exactly as your account is registered and that your account number and the name of the Fund from which you wish to make the exchange are included. For example, if your account is registered “John Doe and Mary Doe”, “Joint Tenants With Right of Survivorship,’ then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter is received.

By Online Access – Log on to our website nationwide.com/mutualfunds 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of Nationwide Funds as well as your own personal accounts. You also may perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

INVESTOR SERVICES

Automated Voice Response System – Our toll-free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

Toll Free Information and Assistance – Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 9 a.m. and 8 p.m. Eastern Time (Monday through Friday). Call toll-free: 800-848-0920.

Retirement Plans and Accounts and Coverdell Accounts – Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts and Simplified Employee Pension Plans. For a free information kit, call 800-848-0920.

Shareholder Confirmations – You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized or systematic transactions. Instead, these will appear on your next consolidated statement.

Consolidated Statements – Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by Social Security number, address and ZIP code. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

Shareholder Reports – All shareholders will receive reports semiannually detailing the financial operations of the Funds.

Prospectuses – Updated prospectuses will be mailed to you at least annually.

Undeliverable Mail – If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any dividend/capital gain distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder. The assets in your mutual fund account may be transferred to the state in which you reside if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

ADDITIONAL INFORMATION

Description of Shares

The Second Amended and Restated Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:

Series	Share Classes
Nationwide Amundi Global High Yield Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Amundi Strategic Income Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Amundi World Bond Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Bailard Cognitive Value Fund	Class A, Class C, Class M, Institutional Service Class, Institutional Class
Nationwide Bailard Emerging Markets Equity Fund	Class A, Class C, Class M, Institutional Service Class, Institutional Class
Nationwide Bailard International Equities Fund	Class A, Class C, Class M, Institutional Service Class, Institutional Class
Nationwide Bailard Technology & Science Fund	Class A, Class C, Class M, Institutional Service Class, Institutional Class
Nationwide Bond Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Bond Index Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Core Plus Bond Fund	Class A, Institutional Service Class, Institutional Class
Nationwide Destination 2010 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2015 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2020 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2025 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2030 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2035 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2040 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2045 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2050 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2055 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2060 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Diverse Managers Fund	Institutional Service Class
Nationwide Emerging Markets Debt Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Fund	Class A, Class C, Class R, Institutional Service Class
Nationwide Geneva Mid Cap Growth Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Geneva Small Cap Growth Fund	Class A, Class C, Institutional Service Class, Institutional Class

Series	Share Classes
Nationwide Global Equity Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Government Bond Fund	Class A, Class C, Class R, Institutional Service Class
Nationwide Government Money Market Fund	Service Class, Investor Shares, Institutional Class
Nationwide Growth Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide HighMark Bond Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark California Intermediate Tax Free Bond Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Large Cap Core Equity Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark National Intermediate Tax Free Bond Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Short Term Bond Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Small Cap Core Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide High Yield Bond Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Inflation-Protected Securities Fund	Class A, Institutional Service Class, Institutional Class
Nationwide International Index Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Investor Destinations Aggressive Fund*	Class A, Class C, Class R, Institutional Class, Institutional Service Class, Service Class
Nationwide Investor Destinations Moderately Aggressive Fund*	Class A, Class C, Class R, Institutional Class, Institutional Service Class, Service Class
Nationwide Investor Destinations Moderate Fund*	Class A, Class C, Class R, Institutional Class, Institutional Service Class, Service Class
Nationwide Investor Destinations Moderately Conservative Fund*	Class A, Class C, Class R, Institutional Class, Institutional Service Class, Service Class
Nationwide Investor Destinations Conservative Fund*	Class A, Class C, Class R, Institutional Class, Institutional Service Class, Service Class
Nationwide Mid Cap Market Index Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Portfolio Completion Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide S&P 500 Index Fund	Class A, Class C, Class R, Service Class, Institutional Service Class, Institutional Class
Nationwide Small Cap Index Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Small Company Growth Fund	Class A, Institutional Service Class
Nationwide U.S. Small Cap Value Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Ziegler Equity Income Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Ziegler NYSE Arca Tech 100 Income Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Ziegler Wisconsin Tax Exempt Fund	Class A, Class C, Institutional Service Class, Institutional Class

*	Information on these Funds is contained in a separate Statement of Additional Information.

You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Second Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended and Restated Declaration of Trust without the vote or consent of shareholders to:

(1)	designate series of the Trust; or

(2)	change the name of the Trust; or

(3)	apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

An annual or special meeting of shareholders to conduct necessary business is not required by the Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in additional separate sections that are provided below for the Nationwide Bond Fund, Nationwide Bond Index Fund, Nationwide Core Plus Bond Fund, Nationwide Government Bond Fund, Nationwide High Yield Bond Fund, Nationwide International Index Fund, Nationwide Government Money Market Fund, and the Nationwide Inflation-Protected Securities Fund.

Taxation of the Fund. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•	Distribution Requirement – the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•	Income Requirement – the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•	Asset Diversification Test – the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate (except in a money market fund that maintains a stable net asset value) may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – In general” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50 percentage points over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, expiring unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund.

Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. In addition, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

•	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

•	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Fund has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries, which entitle the

Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See, “Taxation of Fund Distributions – Pass-through of foreign tax credits.”

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund also may recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed to noncorporate taxpayers at reduced rates or the dividends-received deduction available to corporations. See the discussion below under the headings, “—Qualified dividend income for individuals” and “—Dividends-received deduction for corporations.”

Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions –Investments in U.S. REITs” below).

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares also may be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. In addition, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions – Securities lending” below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Even if the Fund is eligible to pass-through tax credits to shareholders, the Fund may choose not to do so.

U.S. government securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, securities lending agreements, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value. When required to report cost basis, the Fund will calculate it using the Fund’s default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Fund’s default method of average cost, other cost basis methods offered by Nationwide Mutual Funds, which you may elect to apply to covered shares, include:

•	FIFO (First In First Out) — the shares purchased first are sold first.

•	LIFO (Last In First Out) — the shares purchased last are sold first.

•	High Cost — the shares with the highest cost per share are sold first.

•	Low Cost — the shares with the lowest cost per share are sold first.

•	Loss/Gain Utilization — groups of shares (lots) are selected and sold based on generating losses first (short-term then long-term) and gains last (long-term then short-term).

•	Specific Lot Identification — you must specify the share lots to be sold at the time of redemption. This method requires you to elect a secondary method in the event the lots you designate for redemption are unavailable. The secondary method options include first in, first out; last in, first out; low cost; high cost; and loss/gain utilization. If a secondary method is not elected, first in, first out will be used.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund (“noncovered shares”) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Fund in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, Nationwide Mutual Funds first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required by the Internal Revenue Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules also may limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion or exchange of shares into shares of the same Fund. The conversion or exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. For example, the exchange of Class A or Class C shares for Institutional Service Class shares of the same Fund in certain Programs sponsored by and/or controlled by financial intermediaries, or the exchange of Institutional Service Class shares for Class A or Class C shares of the same Fund by certain holders who cease participation in such Programs, will be tax-free for federal income tax purposes. Shareholders also should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES AND INVESTMENT POLICIES” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You also should be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions – Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors – Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” In addition, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund – Foreign income tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in commodities — structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See “Taxation of the Fund.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Internal Revenue Code. The Nationwide Portfolio Completion Fund has received a private letter ruling from the IRS confirming that income from a form of commodity-linked note is qualifying income for these purposes. However, the IRS suspended the issuance of any further private letter rulings in July 2011 pending a review of its position and, as of the date of this Statement of Additional Information, this suspension remains in effect. Should the IRS issue guidance, or Congress enact legislation that adversely affects the tax treatment of a fund’s use of commodity-linked notes the Fund may no longer be able to utilize commodity linked notes to gain commodity exposure. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange- traded fund or ETF that is classified as a partnership or trust and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a regulated investment company and thus be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. In addition, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium unrelated to the conversion feature of the security over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources, and short-term capital gain dividends.

However, the Fund may choose not to utilize the exemptions for interest-related dividends paid and short- term capital gains dividends paid. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs, USRPIs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit

(equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”): (a) income dividends, and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it meets certification requirements described below. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

ADDITIONAL TAX INFORMATION WITH RESPECT TO THE NATIONWIDE GOVERNMENT MONEY MARKET FUND

The tax information described in “Additional General Tax Information for All Funds” above applies to the Nationwide Government Money Market Fund (the “Money Market Fund”), except as noted in this section.

Distributions of net investment income

The Money Market Fund typically declares dividends from its daily net income each day that its NAV is calculated and pays such dividends monthly. The Money Market Fund’s daily net income includes accrued interest and any original issue or acquisition discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable $1 share price), less the estimated expenses of the Money Market Fund. Any distributions by the Money Market Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distributions of capital gain

The Money Market Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. If you are a taxable investor, distributions from net short-term capital gain will be taxable to you as ordinary income. Because the Money Market Fund is a money market fund, it is not expected to realize any long-term capital gain.

Maintaining a $1 share price

Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Money Market Fund to adjust distributions, including withholding dividends, to maintain its $1 share price. These procedures may result in under- or over-distributions by the Money Market Fund of its net investment income. This in turn may result in return of capital distributions, the effect of which is described above in “Taxation of Fund Distributions – Returns of capital.”

Redemption of Fund shares

Redemptions (including redemptions in kind) and exchanges of Money Market Fund shares are taxable transactions for federal and state income tax purposes. Because the Money Market Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares. For tax purposes, an exchange of your Money Market Fund shares for shares of a different Nationwide Fund is the same as a sale.

Qualified dividend income for individuals

Because the Money Market Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

Dividends-received deduction for corporations

Because the Money Market Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ADDITIONAL TAX INFORMATION WITH RESPECT TO THE NATIONWIDE BOND FUND, NATIONWIDE BOND INDEX FUND, NATIONWIDE CORE PLUS BOND FUND, NATIONWIDE GOVERNMENT BOND FUND, NATIONWIDE HIGH YIELD BOND FUND, NATIONWIDE INTERNATIONAL INDEX FUND AND NATIONWIDE INFLATION- PROTECTED SECURITIES FUND

The tax information described in “Additional General Tax Information for All Funds” above applies to the Nationwide Bond Fund, Nationwide Bond Index Fund, Nationwide Core Plus Bond Fund, Nationwide Government Bond Fund, Nationwide High Yield Bond Fund, Nationwide International Index Fund and Nationwide Inflation-Protected Securities Fund, except as noted in this section.

Qualified dividend income for individuals

Because the income of the Nationwide Bond Fund, Nationwide Bond Index Fund, Nationwide Core Plus Bond Fund, Nationwide Government Bond Fund, Nationwide High Yield Bond Fund and Nationwide Inflation-Protected Securities Fund is derived primarily from interest rather than dividends, generally none or only a small portion of its distributions are expected to be qualified dividends eligible for taxation by individuals at long- term capital gain rates.

Dividends-received deduction for corporations

Because each Fund’s income is derived primarily from interest or foreign securities, generally none or only a small portion of its distributions are expected to qualify for the corporate dividends-received deduction.

MAJOR SHAREHOLDERS

To the extent NFA and its affiliates directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of the Funds, it is deemed to have “control” over matters which are subject a vote of the Fund’s shares.

NFA, is wholly owned by NFS. NFS, a holding company, is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise, which includes NFG. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Except as identified below, as of             , 2016, the Trustees and Officers of the Trust, as a group, owned beneficially less than 1% of the shares of any class of the Trust.

Fund	Class	Percent of Fund Shares Owned by Trustees/Officers

As of             , 2016, the record shareholders identified in Appendix D to this SAI held five percent or greater of the shares of a class of a Fund.

APPENDIX A

DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.

The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default - capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA -	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.

AA -	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.

A -	Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-	Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -	Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B -	Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

CCC -	Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC -	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.

C -	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.

D -	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS

Aaa -	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.

A -	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.

Baa -	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.

Ba -	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -	Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa -	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.

C -	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2- Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG- Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A	Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long-term debt with higher ratings.

BBB	Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB	Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D	Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1 This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3 Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B Issues rated ‘B’ are regarded as having significant speculative characteristics.

C This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.

D Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.	Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.	Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1 Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG 3/VMIG 3 Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.

F-1	Best quality, indicating strong capacity to meet financial commitments.

F-2	Good quality with satisfactory capacity to meet financial commitments.

F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.

B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.

C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.

D	In default and has failed to meet its financial commitments.

APPENDIX B

PROXY VOTING GUIDELINES

NATIONWIDE FUND ADVISORS

GENERAL

The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser or sub-adviser, some of which advisers and subadvisers use an independent service provider, as described below.

Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).

Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The proxy voting records of the Funds are available to shareholders on the Trust’s website, www.nationwidefunds.com, and the SEC’s website.

HOW PROXIES ARE VOTED

NFA has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities unless it is in the best interests of the applicable Fund to do so.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to NFA for review and these proxy voting policies are described below. Each sub-adviser is required to represent quarterly to NFA that (1) all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser’s proxy voting policies as provided to NFA and (2) there have been no material changes to the sub-adviser’s proxy voting policies.

ISS’ 2015 U.S. Proxy Voting Concise Guidelines

ROUTINE/ MISCELLANEOUS

Auditor Ratification

•	General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

•	General Recommendation: Generally vote for director nominees, except under the following circumstances:

1. Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non-shareholder approved poison pill.

Poison Pills:

1.3. The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed.

1.4. The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Vote case-by-case on all nominees if:

1.6. The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•	The date of the pill’s adoption relative to the date of the next meeting of shareholders – i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7. The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8. The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12. The company maintains significant problematic pay practices;

1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated:

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors, as applicable:

•	The board’s rationale for adopting the bylaw /charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	Whether the amendment was made prior to or in connection with the company’s initial public offering;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development;

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.18.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.19.	Failure to replace management as appropriate; or

1.20.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

[3]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

•	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;

2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3. Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; or

3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own – withhold only at their outside boards[5].

[4]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
[5]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

4. Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4.	Independent directors make up less than a majority of the directors.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

•	The scope of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

General Recommendation: Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests-Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

1. SHAREHOLDER RIGHTS & DEFENSES

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

•	The company’s stated rationale for adopting such a provision;

•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

•	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under ISS’ policy on Unilateral Bylaw/Charter Amendments.

CAPITAL/RESTRUCTURING

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance

•	The company’s use of authorized preferred shares during the last three years;

•	The current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction – How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process – Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest – Are insiders benefitting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear; comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation-Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay - MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E indices6, this analysis considers the following:

1.	Peer Group[7] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

[6]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[7]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

•	The multiple of the CEO’s total pay relative to the peer group median.

2. Absolute Alignment8 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance-to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[9] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

[8]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[9]	ISS research reports include realizable pay for S&P1500 companies.

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short-and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans10 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

•	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

[10]	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Automatic single-triggered award vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan.

•	Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;

•	Vesting requirements in most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy;

•	Whether the company has established post exercise/vesting shareholding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and NASDAQ listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:

•	Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers, and

•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emissions policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade associations spending policies and activities, considering:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Amundi Smith Breeden, LLC

I. Overview

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Rule”) requires every investment adviser that exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. Amundi Smith Breeden LLC (“Amundi Smith Breeden”) has designed this policy and related procedures to address how it will resolve conflicts of interest with its clients in voting proxies on their behalf, provide to clients a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. In addition, the Policy illustrates how Amundi Smith Breeden will disclose to clients how to obtain information on how client proxies were voted.

The SEC has determined that the Rule applies to all registered investment advisers that exercise proxy voting authority over client securities. The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the Rule. In particular, the Rule applies when the advisory contract is silent but the adviser’s voting authority is implied by an overall delegation of discretionary authority. Since Amundi Smith Breeden has discretionary authority with respect to its discretionary accounts, Amundi Smith Breeden has an implied authority to vote proxies if received for these accounts.

The SEC has interpreted an adviser’s duty of care to require an adviser with voting authority to monitor corporate actions and to vote client proxies. However, the scope of an adviser’s responsibilities with respect to voting proxies would ordinarily be determined by the adviser’s contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients. The Rule does not necessitate an adviser to become a “shareholder activist,” but, more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser’s fiduciary obligations. The SEC has noted times when refraining from voting a proxy may be in the client’s best interest, such as when the analysis noted above indicates the cost of voting the proxy exceeds the expected benefit to the client. Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

The Rule requires advisers to have procedures for addressing material conflicts of interest that may influence the manner in which it votes proxies. Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients’ proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest.

II. Policy

If Amundi Smith Breeden receives any proxy solicitations on behalf of its clients, it will vote the proxies consistent with the recommendations of Glass, Lewis & Co. (“Glass Lewis”), unless otherwise directed by the client. By voting proxies consistent with the recommendations of Glass Lewis, Amundi Smith Breeden believes that it will remove the potential for conflicts of interest in its proxy voting.

Any general or specific proxy voting guidelines provided by a client or its designated agent in writing will supersede the forgoing Policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

III. Procedures for Identification and Voting of Proxies

When establishing an advisory relationship with a client, the Legal Department determines whether or not Amundi Smith Breeden will be voting proxy solicitations it receives on behalf of the client or whether the client or a third party determined by the client will handle the task. This information is input into a database of for all Amundi Smith Breeden’s discretionary clients. The database will be maintained electronically and updated as needed. If the client has delegated a discretionary responsibility to Amundi Smith Breeden, and no one else has specifically been given the responsibility to respond to proxies, and the client has not specifically retained voting power, Amundi Smith Breeden will take the responsibility for voting proxy solicitations.

Amundi Smith Breeden will work with its clients and their agents to ensure that Amundi Smith Breeden’s Operations Department is the party designated to receive proxy solicitation and voting materials from issuers or intermediaries.

Amundi Smith Breeden has appointed a Proxy Administrator who is a member of the Operations Department and who, as part of the custodial account documentation, is designated as the contact person for information regarding proxy solicitations. For any proxy solicitations received for one client, the Proxy Administrator will run a report to see if any other clients own that issue and contact that account’s custodian to ensure proper receipt of the proxy for any other client.

Once received, the Proxy Administrator will log the proxy into a database (the “Proxy Database”). The Proxy Database will include:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

•	The shareholder meeting date or action date;

•	The number of shares Amundi Smith Breeden is voting for the client;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether or not and how Amundi Smith Breeden cast its vote on the matter;

•	Whether Amundi Smith Breeden cast its vote with or against management; and

•	Whether any client requested an alternative vote of its proxy.

The Proxy Administrator will review the appropriate database to determine whether the client has provided specific voting instructions, and if so, the Proxy Administrator will vote that client’s proxy in accordance with the client’s written instructions. For clients who have selected a third party to vote proxies, the Proxy Administrator will forward the proxy solicitation to the third party for voting and submission.

For any other proxy, the Operations Department will notify the Chief Compliance Officer as Chair of the Proxy Voting Committee. The Proxy Voting Committee is made up of the Proxy Administrator, the Chief Compliance Officer, the General Counsel and the client’s Portfolio Manager or a representative from IMG, if needed. The Proxy Voting Committee will review the proxy solicitation, discuss any issues that may arise and then vote in accordance with the proxy voting recommendations of Glass Lewis. By voting proxies consistent with the recommendations of Glass Lewis, Amundi Smith Breeden believes that it will remove the potential for conflicts of interest in its proxy voting. Documentation of the meetings and voting instructions will be maintained by the Proxy Administrator.

Proxy solicitations received after the termination date of a client relationship will not be voted by Amundi Smith Breeden. The Proxy Administrator will deliver the proxy solicitation to the intermediary who distributed the proxy and indicate that Amundi Smith Breeden’s advisory relationship has been terminated and that future proxies for the named client should not be delivered to Amundi Smith Breeden.

At no time may any employee accept any remuneration, gifts or favors related to the solicitation of proxies. Any offers of this type must be immediately reported to the Compliance Department.

VI. Responding to Client Requests to Review Proxy Votes

Any request to review proxy votes, whether written, including e-mail, or oral, received by any employee, must be promptly reported to Marketing and Client Service. All written requests will be retained in the client’s correspondence file.

Marketing and Client Service will record the identity of the client, the date of the request, and the disposition of the request in CRM to track these requests. The Operations Department will provide Marketing and Client Service with all appropriate information retained in the Proxy Database.

Free of charge, and within a reasonable time frame, Marketing and Client Service will distribute to any client requesting proxy voting information the complete proxy voting record for the period requested pertaining to whether and how Amundi Smith Breeden voted with respect to the client’s securities.

As a matter of practice and subject to applicable law, Amundi Smith Breeden will not reveal or disclose to any client how Amundi Smith Breeden may have voted, or intends to vote, on a particular proxy until after such proxies have been counted at a shareholder’s meeting or otherwise disposed of by the issuer. Subject to applicable law, Amundi Smith Breeden will never disclose such information to unrelated third parties.

V. Recordkeeping

The amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents. Amundi Smith Breeden will maintain the following documentation for a period of not less than five (5) years, the first two (2) years at an appropriate office of Amundi Smith Breeden:

•	Proxy voting policies and procedures;

•	Proxy statements received regarding client securities;

•	Records of votes cast on behalf of clients including: a copy or a printed sample or EDGAR version of the proxy statement or card, along with a sample of the proxy solicitation instructions, or if a third party votes, Amundi Smith Breeden may rely on proxy statements and records of proxy votes cast that are maintained with a third party;

•	Records of client requests for proxy voting information and all material related to Amundi Smith Breeden’s response;

•	Any documents prepared by the adviser that were material to making a decision on how to vote, or that memorialized the basis for the decision;

•	A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the investment adviser to any client request for information on how the adviser voted proxies on behalf of the requesting client;

•	The concise policy sent to clients or included in the firm’s ADV; and,

•	The Proxy Database.

VI. Disclosure

Disclosure Requirements - An investment adviser must disclose to clients:

•	A concise summation of the proxy voting process, rather than a reiteration of the adviser’s proxy voting policies and procedures;

•	How they can obtain information on how client proxies were voted; and

•	Upon request, a copy of the proxy voting policies and procedures.

Amundi Smith Breeden meets those requirements. Amundi Smith Breeden provides a summary of its proxy policy in its Form ADV Part 2A. ADV Part 2A is provided to each client at least annually. The ADV Part 2A also includes information on how to obtain further information, including a copy of the Policy.

Ariel Investments, LLC

Ariel’s International and Global Strategies

With respect to our International and Global strategies (which include U.S. securities), it is generally our policy to vote in accordance with ISS’s voting recommendations. If Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s International/Global Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel’s clients and not the result of a conflict in those instances where a conflict has been identified.

Voting Limitations

Ariel generally will not vote its clients’ proxies in the following circumstances:

•	For those securities not specifically acquired for a client’s account by Ariel (e.g., if a new Ariel client transferred securities to Ariel and Ariel has not yet sold the securities through the account transition process).

•	In those instances where Ariel receives a meeting notice without enough time to fully process the proxy.

•	For those Ariel clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.

•	In those international markets where share blocking applies due to liquidity constraints.

•	In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian is able to timely re-register the shares.

•	In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy unless the client has provided the requisite power of attorney to the local sub-custodian.

For those proxy votes in which Ariel’s clients held shares on the record date, but no longer held shares on the voting recommendation date, it is generally Ariel’s policy to vote in accordance with ISS’s recommendation.

Ariel may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry’s regulator. Additionally, the issuer of a security may impose limitations upon Ariel’s ability to vote proxies for its clients. In certain circumstances, this may mean that Ariel will refrain from voting shares.

For each proxy, Ariel maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with us or upon request. A client may request a copy of Ariel’s Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling Ariel at 1-800-725-0140, or writing to Ariel Investments, LLC at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601.

BAILARD, INC.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Bailard, Inc. has adopted proxy voting policies and procedures that are reasonably designed to ensure that securities held by certain of its clients, including the Nationwide Bailard Cognitive Value, Technology & Science, International Equities and Emerging Markets Equity Funds (collectively, the “Funds”) are voted in the best interests of these clients. In seeking to avoid material conflicts of interest, Bailard, Inc. has engaged Glass Lewis & Co. (“Glass Lewis”), a third party service provider, to vote the proxies of the Funds and certain of Bailard’s other clients in accordance with Glass Lewis’s standard U.S. and international proxy voting guidelines (the “Guidelines”).

The Guidelines generally:

1.	Seek to support Boards of Directors that serve the interests of shareholders by voting for Boards that possess independence, a record of positive performance, and members with a breadth and depth of experience;

2.	Seek transparency and integrity of financial reporting by voting for management’s recommendation for auditor unless the independence of a returning auditor or the integrity of the audit has been compromised;

3.	Seek to incentivize employees and executives to engage in conduct that will improve the performance of their companies by voting for non-abusive compensation plans (including equity based compensation plans, performance based executive compensation plans and director compensation plans);

4.	Seek to protect shareholders’ rights by voting for changes in corporate governance structure only if they are consistent with the shareholders’ interests;

5.	Vote against shareholder proposals affecting the day–to-day management of a company or policy decisions related to political, social or environmental issues. However, on a case by case basis, Glass Lewis may support proposals that are designed to protect shareholder value in circumstances where Boards of Directors and management have not adequately monitored and addressed environmental or social risks.

Bailard, Inc. will vote a proxy if it determines that Glass Lewis cannot make impartial recommendations under the Guidelines with respect to an issuer with which Glass Lewis has a conflict of interest. Bailard, Inc. may also vote a proxy if it determines that having a proxy voted by Glass Lewis in accordance with the Guidelines is not in a client’s best interest. Should a circumstance arise where Bailard, Inc. would have to vote a proxy that poses a material conflict of interest for Bailard, Inc., Bailard, Inc. will not vote the proxy because it believes the cost of voting would be larger than any benefit to its clients.

Proxies will not be voted when the shareholder would be blocked from trading while a vote is pending (in certain foreign countries), when the securities are not available for voting because the client has loaned them to a third party, when Bailard, Inc. determines that the cost of voting outweighs the benefit, when a client does not wish to divulge information that is required for proxies of certain foreign securities to be voted, when proxies are received too late to be properly processed, and when proxies have not been translated into English.

Blackrock Investment Management, LLC (“BLACKROCK”)

PROXY VOTING POLICIES AND PROCEDURES

The Company has adopted, as its proxy voting policies for each Fund for which BLACKROCK INVESTMENT MANAGEMENT, LLC acts as subadviser (“each Fund”), the proxy voting guidelines of BLACKROCK INVESTMENT MANAGEMENT LLC. The Company has delegated to BLACKROCK INVESTMENT MANAGEMENT, LLC the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and BLACKROCK INVESTMENT MANAGEMENT, LLC’s role in implementing such guidelines.

BLACKROCK INVESTMENT MANAGEMENT, LLC votes (or refrains from voting) proxies for each Fund in a manner that BLACKROCK INVESTMENT MANAGEMENT, LLC, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BLACKROCK INVESTMENT MANAGEMENT, LLC may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BLACKROCK INVESTMENT MANAGEMENT, LLC’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BLACKROCK INVESTMENT MANAGEMENT, LLC recalling loaned securities in order to ensure they are voted. Periodically, BLACKROCK INVESTMENT MANAGEMENT, LLC analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BLACKROCK INVESTMENT MANAGEMENT, LLC will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BLACKROCK INVESTMENT MANAGEMENT, LLC’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BLACKROCK INVESTMENT MANAGEMENT, LLC may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BLACKROCK INVESTMENT MANAGEMENT, LLC votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund’s affiliates (if any), BLACKROCK INVESTMENT MANAGEMENT, LLC or BLACKROCK INVESTMENT MANAGEMENT, LLC’s affiliates. When voting proxies, BLACKROCK INVESTMENT MANAGEMENT, LLC attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	Each Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•	Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BLACKROCK INVESTMENT MANAGEMENT, LLC maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BLACKROCK INVESTMENT MANAGEMENT, LLC or BLACKROCK INVESTMENT MANAGEMENT, LLC’s affiliates (if any) from having undue influence on BLACKROCK INVESTMENT MANAGEMENT, LLC’s proxy voting activity. In certain instances, BLACKROCK INVESTMENT MANAGEMENT, LLC may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BLACKROCK INVESTMENT MANAGEMENT, LLC with instructions as to how to vote such proxies. In the latter case, BLACKROCK INVESTMENT MANAGEMENT, LLC votes the proxy in accordance with the independent fiduciary’s determination.

Boston Advisors, LLC

Summary of Proxy Voting Policies and Procedures

I.	INTRODUCTION

Under the investment management contracts between Boston Advisors, LLC (“BA”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting. BA assumes responsibility for voting proxies when requested by a client and with respect to clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

II.	STATEMENTS OF POLICIES AND PROCEDURES

A.	Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

While retaining final authority to determine how each proxy is voted, BA has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the “Guidelines”) of Egan-Jones Proxy Services, a proxy research and consulting firm (“Egan-Jones”). Egan-Jones will track each proxy that BA is authorized to vote on behalf of our clients and will make a recommendation to management of BA as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BA, Egan-Jones will instruct Proxy-Edge, a proxy voting firm (“Proxy-Edge”) to vote on such matters on our behalf in accordance with its recommendations. BA will monitor the recommendations from Egan-Jones and may override specific recommendations or may modify the Guidelines in the future.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client’s account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

B.	Conflicts of Interest. If there is determined to be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”) the matter shall be considered by management.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest. Non- routine proxy proposals are presumed to involve a material conflict of interest, unless BA management determines that neither BA nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If BA management determines that BA has a material conflict of interest then we shall vote the proxy according to the recommendation of Egan- Jones or, if applicable, the client’s proxy voting policies. BA management also reserves the right to vote a proxy using the following methods:

•	We may obtain instructions from the client on how to vote the proxy.

•	If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	Limitations on Our Responsibilities

1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

a.	Mutual Funds. We will vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b.	ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

4.	Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client’s proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.	Disclosure. A client for which we are responsible for voting proxies may obtain information from us, via Egan-Jones and Proxy Edge records, regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.

E.	Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.	Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.	Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We also may rely upon a third party, such as Egan-Jones or Proxy Edge to maintain certain records required to be maintained by the Advisers Act.

Brown Capital Management, Inc.

IA Policies and Procedures Manual

4/9/13 to Current Proxy Voting

Where contractually obligated, Brown Capital Management, LLC, (BCM) as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Proxies are voted on a best efforts basis. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

In order to facilitate this proxy voting process, BCM utilizes Glass Lewis & Co. a recognized leader in proxy voting and corporate governance areas to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by the BCM operations team and investment staff through information received from Advent’s corporate actions module. Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting BCM directly. Investors in the Brown Capital Management Family of Funds (individually “Fund” or collectively “Funds”) may request a copy of this policy or the Fund’s proxy voting record upon request, without charge, by calling Alps Fund Services at 1-800-773-3863, by reviewing the Fund’s website, if applicable, or by reviewing filings available on the SEC’s website at www.sec.gov.

Glass Lewis & Co.

Glass Lewis & Co. is a leading research and professional services firm assisting institutions globally that have investment, financial or reputational exposure to public companies. The firm provides research and analysis that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. BCM subscribes to the Glass Lewis Standard Voting Policy. These services, provided to BCM, include in-depth research, analysis, and voting recommendations. Members of BCM’s investment staff individually determine how each proxy ballot will be voted. Glass Lewis’s research, analysis, and voting recommendations are used as a guideline only. When specifically directed by a client with a separately managed account, BCM will vote as requested.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Chief Compliance Officer (CCO) and Director of Portfolio & Mutual Fund Operations (DPMFA) have the responsibility for creating, amending and monitoring our proxy voting policy. The proxy voting coordinator is responsible for implementing the proxy procedures, practices and recordkeeping.

Procedure

BCM has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which are as follows:

1. Voting Procedures - The BCM administrative staff coordinates the physical voting process and recordkeeping of votes at both the broader company and individual account levels through the Glass Lewis & Co.‘s View Point system.

The proxy coordinator follows the following process in voting proxies on a daily basis:

•	Sends holdings to Glass Lewis for all accounts in the proxy group;

•	Obtains and prints pending proxy ballots from Glass Lewis website;

•	Performs a reconciliation of Glass Lewis ballots against BCM accounting records to ensure a ballot exists for each eligible client;

•	Contacts Glass Lewis to research missing ballots;

•	Distributes pending ballots to designated Portfolio Managers (PMs) for voting;

•	Votes ballots on-line according to designated PMs instructions;

•	Generates voted ballot report along with all backup materials, reviews and scans to the network;

•	Maintains a current list of active accounts for proxy voting based on email notification from portfolio administrators of new and terminated clients;

•	Notifies Glass Lewis and the custodian bank of all client changes to ensure accuracy of client lists;

•	Completes the Missing Ballot Form for proxies that are not voted for clients, submits for approval to CCO or designee, and maintains in a missing ballot folder. Submits copy to the CCO or designee.

Portfolio Managers

•	PMs vote the proxy, sign the ballot and make any notes that would reflect votes against management/Glass Lewis and returns to proxy coordinator. Proxy review form for specific clients should be checked and signed by Portfolio Manager.

Reporting

•	Quarterly detailed voted ballots are provided by Glass Lewis. These reports are sent to clients as requested or upon contractual agreement.

•	Proxy coordinator shall distribute appropriate proxy voting reports to portfolio administrators upon request.

Monitoring

•	The CCO reviews all ballots to ensure proper voting.

•	The DPMFA reviews all changes to the proxy group.

BCM votes most proxies for clients where voting authority has been given to BCM by the client.

However, in some circumstances BCM may not vote some proxies:

•	Shares in a stock loan program.

•	Proxies for securities held in an unsupervised portion of a client’s account.

•	Proxies that are subject to blocking restrictions.

•	Proxies that require BCM to travel overseas in order to vote.

•	Proxies that are written in a language other than English.

2. Disclosure

•	BCM provides information in its disclosure document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how BCM voted clients’ proxies, and that clients may request a copy of these policies and procedures.

•	When BCM is contractually obligated to vote proxies for a new client, the DPMFA ensures that each new client receives the current proxy policy.

3. Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to proxy coordinator.

•	The proxy coordinator retains client proxy reports on the BCM network. Requested documents are sent via e-mail to the appropriate portfolio administrator, who forwards to the client.

4. Voting Guidelines

While BCM’s policy is to review each proxy proposal on its individual merits, BCM has adopted guidelines for certain types of matters to assist the investment staff in the review and voting of proxies. These guidelines are:

Corporate Governance

•	Election of Directors and Similar Matters - In an uncontested election, BCM generally will vote in favor of management’s proposed directors. In a contested election, BCM will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s board of directors, BCM will review any contested proposal on its merits.

•	Audit Committee Approvals - BCM generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. BCM generally will vote to ratify management’s recommendation and selection of auditors.

•	Shareholder Rights - BCM may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.

•	Anti-Takeover Measures, Corporate Restructuring’s and Similar Matters - BCM may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company stock.

•	Capital Structure Proposals - BCM will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Compensation

•	General - BCM generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, BCM generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. BCM may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

•	Stock Option Plans - BCM evaluates proposed stock option plans and issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, BCM may consider, without limitation, the potential dilutive effect on shareholders’ shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.

Corporate Responsibility and Social Issues

The investment staff’s review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The investment staff examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the investment staff will direct that the proxy issue BCM may vote against corporate responsibility and social issue proposals that BCM believes will have substantial adverse economic or other effects on a company, and BCM may vote for corporate responsibility and social issue proposals that BCM believes will have substantial positive economic or other effects on a company. BCM reserves the right to amend and revise this policy without notice at any time.

5. Conflicts of Interest

The investment staff’s review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The investment staff examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the investment staff will direct that the proxy issue must be voted in accordance with Glass Lewis recommendations. In the event Glass Lewis is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the investment staff will defer the decision to the fund’s proxy voting committee, which is made up of independent trustees. Decisions made by the fund’s proxy voting committee will be used to vote proxies of the fund. For securities not held by a fund, if Glass Lewis is unable to make a recommendation then BCM will either disclose the conflict to the client and obtain its consent before voting or suggest that the client engage another party to determine how the proxies should be voted.

6. Recordkeeping

Proxy coordinator retains the following proxy records in accordance with the SEC’s five-year retention requirement.

•	Proxy voting policies and procedures.

•	Proxy statements received for client securities.

•	Records of votes cast on behalf of clients.

•	Records of client requests for proxy voting information and written responses by BCM are maintained in the client’s correspondence folder.

•	Documents prepared by BCM that were material to making a proxy voting decision or memorialize the basis for the decisions.

All such records are maintained as required by applicable laws and regulations.

Dimensional Fund Advisors LP

PROXY VOTING POLICIES AND PROCEDURES

DIMENSIONAL FUND ADVISORS LP

DIMENSIONAL FUND ADVISORS LTD.

DFA AUSTRALIA LIMITED

DIMENSIONAL FUND ADVISORS PTE. LTD.

DIMENSIONAL JAPAN LTD.

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional controls Dimensional Fund Advisors Ltd. (“DFAL”), DFA Australia Limited (“DFAA”), Dimensional Fund Advisors Pte. Ltd. (“DFAP”) and Dimensional Japan Ltd. (“DFAJ”) (Dimensional, DFAL, DFAA, DFAP and DFAJ are collectively referred to as the “Advisors”). DFAL and DFAA are also investment advisors registered under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxy statements relating to the underlying securities that are held on behalf of such clients. Also, a client may, at times, ask an Advisor to provide voting advice on certain proxies without delegating full voting discretion to the Advisor. Depending on the client, the Advisors’ duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under ERISA.

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts to the extent that relationships with such clients are subject to the Advisers Act or clients that are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of ensuring that the Advisors endeavor to vote (or refrain from voting) proxies in a manner consistent with the best interests of their clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”) an independent third party, except with respect to certain matters which are generally described in Exhibit A. The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor will instruct the vote on such issues in a manner that is consistent with the spirit of the Guidelines and that the Advisor believes would be in the best interests of the client.

The Advisors may, but will not ordinarily take social concerns into account in voting proxies with respect to securities held by clients, including those held by socially screened portfolios or accounts. The Advisors will ordinarily take environmental concerns into account in voting proxies with respect to securities held by certain sustainability screened portfolios or accounts.

The Advisors have retained ISS to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the Guidelines, effect votes on behalf of the clients for whom the Advisors have proxy voting responsibility and provide reports concerning the proxies voted (“Proxy Voting Services”). In addition, the Advisors may retain Proxy Voting Services from supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Guidelines. Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions. In this regard, the Advisors use commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisors rely to carry out the Proxy Voting Services. In the event that the Guidelines are not implemented precisely as Advisors’ intend because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify the on-going compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to these Procedures and may designate other personnel of each Advisor to instruct the vote on proxies on behalf of the Advisors’ clients, including all authorized traders of the Advisors (“Authorized Persons”). The Committee may modify this Policy from time to time to meet the goal of acting in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze proxy statements on behalf of their clients and instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. Therefore, an Advisor generally will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client’s account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will instruct such vote on the client’s proxies pursuant to the client’s guidelines.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

Generally, the Advisors do not intend to engage in shareholder activism with respect to a pending vote. However, if an issuer’s management, shareholders or proxy solicitors contact the Advisors with respect to a pending vote, a member of the Committee may discuss the vote with such party and report to the full Committee.

International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.11 The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ decision of whether or not to vote. In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make every reasonable effort to vote such proxies.

Conflicts of Interest

Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of the Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines. Therefore, proxies voted should not result from any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

[11]	As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client… For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.” See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated it “interprets ERISA§ 404(a)(1) to require the responsible plan fiduciary to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan’s participants and beneficiaries.” See Preamble to Department of Labor Interpretative Bulletin 94-2, 59 FR 38860 (July 29, 1994) 19,971, CCH, 22,485-23 to 22,485-24 (1994).

If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client’s interest. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Dimensional Investment Company.

Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform its clients on how to obtain information regarding the Advisor’s voting of its clients’ securities. The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients of how they can obtain a copy of the complete Policy upon request. If the Advisor is registered under the Adviser’s Act, the Advisor will include such information described in the preceding two sentences in Part II of its Form ADV. The Advisor will also provide its existing clients with the above information.

Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and the Advisors’ responses (whether a client’s request was oral or in writing); and (v) any documents prepared by the Advisors that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

Disclosure

Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.

The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website. If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

Federated Investment Management Company

Summary of Proxy Voting Policies

The general policy of Federated Investment Management Company (the “Sub-Adviser”) with respect to proxy voting is to cast proxy votes in favor of proposals that the Sub-Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Sub-Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors for approval or ratification by holders of the company’s voting securities. However, whether the Sub-Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Sub-Adviser will vote for the full slate of directors nominated in an uncontested election, but against any director who: (a) had not attended at least 75% of the board meetings during the previous year; (b) serves as the company’s chief financial officer; (c) has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director would be able to commit sufficient focus and time to a particular company; (d) is the chair of the nominating committee when the roles of chairman of the board and CEO are combined, and there is no lead independent director; and/or (e) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers. In addition, the Sub-Adviser will vote for proposals to: require a company’s audit committee to be comprised entirely of independent directors; declassify the board of directors; require a majority voting standard in the election of directors; eliminate supermajority requirements in a company’s bylaws; grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; require independent tabulation of proxies and/or confidential voting by shareholders; ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Sub-Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Sub-Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Sub-Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Sub-Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Sub-Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the terms, conditions and anticipated results of the proposed transaction. The Sub-Adviser will vote proxies in contested elections of directors based upon its analysis of the opposing slates and their respective proposed business strategies. When the company’s board, or another party involved in a proposed transaction or change in the board, submits proposals for the purpose of facilitating or impeding such transaction or change, the Sub-Adviser will cast its proxies based on its evaluation of the proposed transaction or change to the board. In these circumstances, the Sub-Adviser may vote in a manner contrary to its general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Sub-Adviser decides to vote against a proposed transaction, it may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

The Sub-Adviser generally votes proxies against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Sub-Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. However, the Sub-Adviser would vote for shareholder proposals not supported by the company’s board that the Sub-Adviser regards as: (a) likely to result in an immediate and favorable improvement in the total return of the voted security; and (b) unlikely to be adopted by the company’s board in the absence of shareholder direction.

In addition, the Sub-Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Sub-Adviser will not vote proxies for such shares. In addition, the Sub-Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

Proxy Voting Procedures

The Sub-Adviser has established the Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Sub-Adviser by the Board in accordance with the proxy voting policies. The Sub-Adviser has hired a proxy voting service to obtain, vote and record proxies in accordance with the directions of the Proxy Committee. The Proxy Committee has supplied the proxy voting service with general instructions (the “Standard Voting Instructions”) that represent decisions made by the Proxy Committee in order to vote common proxy proposals. As the Proxy Committee believes that a shareholder vote is equivalent to an investment decision, the Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is: (a) in the best interests of the Sub-Adviser’s clients (including shareholders of the funds advised by the Sub-Adviser); and (b) will enhance the long-term value of the securities being voted. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case direction for a proposal, the proxy voting service shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to the proxy voting service.

The Proxy Committee has created the Proxy Voting Management Group (PVMG) to assist it in carrying out the day-to-day operations related to proxy voting. The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. This work includes, but is not limited to: interacting with the proxy voting service on the Proxy Committee’s behalf; soliciting voting recommendations from the Sub-Adviser’s investment professionals, as necessary, on case-by-case items referred to the Proxy Committee by the proxy voting service; bringing requests to the Proxy Committee from the Sub-Adviser’s investment professionals for voting contrary to the Standard Voting Instructions; filing any required proxy voting reports; providing proxy voting reports to clients and investment companies as they are requested from time to time; keeping the Proxy Committee informed of any issues related to proxy voting; and voting client shares as directed by the Proxy Committee.

Conflicts of Interest

The Sub-Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Sub-Adviser or Distributor. This may occur where a significant business relationship exists between the Sub-Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship with the Sub-Adviser, is referred to below as an “Interested Company.”

The Sub-Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Sub-Adviser have influenced proxy voting. Any employee of the Sub-Adviser who is contacted by an Interested Company regarding proxies to be voted by the Sub-Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Sub-Adviser will exercise its voting discretion. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Sub-Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Sub-Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Sub-Adviser’s client owns shares of an investment company for which the Sub-Adviser (or an affiliate) is the investment adviser, the Proxy Committee will vote the client’s proxies for that investment company in the same proportion as the votes cast by shareholders who are not clients of the Sub-Adviser, unless otherwise directed by the client (or in the case of an investment company, its board of directors or trustees).

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which an investment company client owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Sub-Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Proxy Voting Report

A report on Form “N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the SEC’s website at www.sec.gov.

Garcia Hamilton & Associates, L.P.

Garcia Hamilton has written policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients for whom it has voting authority; Garcia Hamilton must never put its own interests above those of its clients. These policies and procedures describe how Garcia Hamilton addresses material conflicts between its interests and those of its clients with respect to proxy voting. Garcia Hamilton defines the best interests of a client to mean the best economic interest of the holders of the same or similar securities of the issuer held in the client’s account.

As a matter of policy, Garcia Hamilton:

•	Takes responsibility for voting client proxies in accounts comprised solely of fixed income and cash equivalent holdings, which holdings are very, very rarely associated with proxies, only in instances when the client has specifically assigned voting authority to Garcia Hamilton for securities held in the account and when Garcia Hamilton receives proxy material pertaining to the account.

•	Votes all proxies received in the best interests of its clients as bondholders/shareholders, i.e., to maximize economic value.

•	Provides all clients, upon request, with copies of this Proxy Policy and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

•	Reviews regularly the voting record to ensure that any proxies received are voted in accordance with this Proxy Policy; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

•	Evaluates all factors it deems relevant when reviewing for adoption as Garcia Hamilton’s own proxy voting guidelines the Glass Lewis & Co. (“Glass Lewis) Taft-Hartley Guidelines, which provide pre-determined policies for voting proxies, in order to remove any conflict of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Garcia Hamilton may have to interpret what is in the best interest of any client or how to vote proxies in cases where Garcia Hamilton has a material conflict of interest or the appearance of a material conflict of interest. Although no situation under normal circumstances is expected where Garcia Hamilton will retain discretion from Glass Lewis, the Chief Compliance Officer will monitor any situation where Garcia Hamilton has any discretion to interpret or vote and will confirm delegation to Glass Lewis if Garcia Hamilton has a material conflict of interest.

Garcia Hamilton utilizes the services of an independent outside proxy service. Currently, this service is provided by Glass Lewis & Co. Glass Lewis acts as agent for Garcia Hamilton’s proxy process. Glass Lewis is responsible for analyzing and voting each proxy, maintaining records of proxy statements received and votes cast for our clients, providing reports to Garcia Hamilton, upon request, concerning how proxies were voted for a client, and providing independent research on corporate governance and corporate responsibility issues.

Garcia Hamilton support personnel are responsible for: determining the portfolios for which Garcia Hamilton has proxy voting responsibilities; ensuring the custodians and Glass Lewis, when applicable, are appropriately notified; receiving and forwarding to the Chief Compliance Officer any direction received from a client to vote a proxy in a specific manner; and maintaining client documentation and any communications received by Garcia Hamilton related to proxy voting, including records of all communications received from clients requesting information on how their proxies were voted and Garcia Hamilton’s responses.

When a new fixed income portfolio is opened where Garcia Hamilton is responsible for voting proxies, the custodian is instructed by Garcia Hamilton support personnel to forward all proxy material pertaining to the portfolio to Garcia Hamilton for execution. The proxy materials are then forwarded to Glass Lewis for execution according to the approved proxy voting guidelines.

Garcia Hamilton is responsible for the review and approval of the Firm’s Proxy Policy and, prior to adopting the Glass Lewis & Co. Taft-Hartley Guidelines as Garcia Hamilton’s own proxy voting guidelines, for evaluating all factors it deems relevant regarding the proxy determinations made by Glass Lewis. Glass Lewis’s services are reviewed annually by the Chief Compliance Officer.

Goldman Sachs Asset Management

(“GSAM”*)

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

A. Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

GSAM has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). GSAM periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.

*	For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities:

Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Korea Co., Ltd.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs (India) Securities Private Limited; Goldman Sachs Asset Management (India) Private Limited; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.; Goldman Sachs Asset Management Company Private Limited; Goldman Sachs Asset Management Australia Pty Ltd.; Goldman Sachs Australia Managed Funds Limited; Goldman Sachs Trustee Company (India) Private Limited; Goldman Sachs Global Advisory Products LLC.

B. The Proxy Voting Process

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. GSAM portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations (as defined below).

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the GSAM Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, for example within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

C. Implementation

GSAM has retained a third-party proxy voting service (“Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.

GSAM’s Portfolio Management Teams generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following a process which seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation. GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.

From time to time, GSAM’s ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, GSAM, from time to time, may determine that it is not practicable or desirable to vote proxies.

D. Conflicts of Interest

GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on these Guidelines.

Henderson Geneva Capital Management LLC

PROXY VOTING POLICIES AND PROCEDURES

The following is Henderson Geneva Capital Management LLC (“Henderson Geneva”) Proxy Voting Policy, which is summarized in our Form ADV Part 2A.

GUIDING PRINCIPLES

The purpose of this Statement of Policy Regarding Proxy Voting is to set forth the policies and procedures followed by Henderson Geneva in connection with voting on proxy proposals on behalf of Henderson Geneva’s clients. Henderson Geneva does not have authority to vote proxies for every client; when it exercises such authority, this policy statement will apply. The guiding principle of this policy statement is that proxies should be voted consistent with the best interests of the client. Henderson Geneva views proxy voting as a mechanism for shareholders to protect and promote shareholder wealth. Accordingly, Henderson Geneva will vote proxies in a manner designed to maximize the economic value of the clients’ investment. In addition, Henderson Geneva will abide by specific voting guidelines on certain policy issues as requested by particular Clients on a case by case basis.

Recognizing that guidance with respect to proxy voting is not static, it is intended that this Statement be reviewed periodically. The policies and procedures set forth in this Statement are monitored, discussed and updated as necessary by Henderson Geneva at the recommendation of its managing directors or investment professionals.

STATEMENT OF POLICY

Because of the increasing complexity in administering policies in this area, Henderson Geneva has engaged the firm of Glass-Lewis & Co., of San Francisco, California (“Glass-Lewis”), a nationally recognized proxy voting agent, to assist in researching proxy proposals, providing voting recommendations on each ballot issue, and administering client proxy votes. This policy describes the general voting guidelines to be applied; the procedure to be followed if a vote is to be cast contrary to the Glass-Lewis recommendation; the procedure to be followed in case of a conflict of interest between Henderson Geneva and its clients with respect to how a ballot issue will be voted; the general voting procedures; and proxy voting record retention.

GENERAL VOTING GUIDELINES

Henderson Geneva has adopted Glass-Lewis’ Proxy Paper Guidelines (“Guidelines”) as well as Glass Lewis’ Taft Hartley Addendum to determine how each issue on proxy ballots is to be voted. When instructed by a client, the Taft Hartley Addendum will be utilized. Guidelines are incorporated herein by this reference, and a copy of the Guidelines, as revised from time to time, is maintained with Geneva’s proxy voting records. Henderson Geneva has determined that the Guidelines are consistent with the Guiding Principles described above, and has instructed Glass-Lewis to vote in accordance with the Guidelines unless the following conditions apply:

1.	Henderson Geneva’s Investment Strategy Group has decided to override the Glass-Lewis vote recommendation for a client based on its own determination that the client would best be served with a vote contrary to the Glass-Lewis recommendation. Such decision will be documented by Henderson Geneva and communicated to Glass-Lewis; or

2.	Glass-Lewis does not provide a vote recommendation, in which case Henderson Geneva will independently determine how a particular issue should be voted. In these instances, Henderson Geneva, through its Investment Strategy Group, will document the reason(s) used in determining a vote and communicate Henderson Geneva’s voting instruction to Glass-Lewis.

In certain circumstances, clients may choose to participate in a securities lending program through their custodian or another agent. Such participation is entirely at the discretion of the client and is not monitored or supervised by Henderson Geneva, and, as a general matter, securities on loan are not recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

However, if the Investment Strategy Group has determined in good faith that the importance of an item to be voted upon is so significant that it materially outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition that may have a significant impact on the value of the security or some other similarly significant matter), Henderson Geneva will work with the client to have the security recalled for voting purposes, if possible.

CONFLICTS OF INTEREST

Unless Henderson Geneva votes a proxy proposal pursuant to paragraph 1 or 2 under the section entitled “General Voting Guidelines,” Geneva does not address material conflicts of interest that could arise between Henderson Geneva and its clients. Since Henderson Geneva relies on Glass-Lewis to cast proxy votes independently, pursuant to the Guidelines, Henderson Geneva has determined that any potential conflict of interest between Henderson Geneva and its clients is adequately mitigated.

However, when Henderson Geneva is involved in making the determination as to how a particular proxy ballot will be voted pursuant to paragraph 1 or 2 under General Voting Guidelines, above, the Henderson Geneva analyst for the company in question will refer the matter to the Investment Strategy Group. The Investment Strategy Group will consider any applicable business conflicts between Henderson Geneva and the company or other facts and circumstances that may give rise to a conflict of interest on the part of Henderson Geneva, because of a business relationship between Henderson Geneva and the company, or otherwise. The Investment Strategy Group will determine whether the proxy may be voted by Henderson Geneva, whether to seek legal advice, or whether to refer the proxy to the Client (or another fiduciary of the Client) for voting purposes.

Additionally, Glass-Lewis monitors its conflicts of interest in voting proxies and has provided the firm a written summary report of its due diligence compliance process. Henderson Geneva has reviewed such report and will review updates from time to time to determine whether Glass-Lewis conflicts of interest may materially and adversely affect Henderson Geneva’s clients and, if so, whether any action should be taken as a result.

RECORD RETENTION

Henderson Geneva shall maintain the following records for a period of at least five years, to comply with Rule 204-2(c)(2) under the Investment Advisers Act of 1940:

•	Current and historical proxy voting policies and procedures, including Glass-Lewis Proxy Paper Voting Guidelines.

•	Proxy statements received regarding client securities. Henderson Geneva may rely on Glass-Lewis to make and retain a copy of each proxy statement, provided that Henderson Geneva obtains an undertaking from Glass-Lewis to provide a copy of the proxy statement promptly upon request. Henderson Geneva may also rely on obtaining electronic statements from the SEC’s EDGAR system.

•	Records of proxy votes cast on behalf of each client. Henderson Geneva may rely on Glass-Lewis to make and retain records of the votes cast, provided that Henderson Geneva obtains an undertaking from Glass-Lewis to provide a copy of the record promptly upon request.

•	Records of client requests for proxy voting information, including a record of the information provided by Henderson Geneva;

Upon request, Clients shall be provided a copy of the voting record for their account and a copy of Henderson Geneva’s proxy voting policies and procedures, including the Glass-Lewis Proxy Paper Voting Guidelines.

Herndon Capital Management, LLC

Herndon Capital Management, LLC (“HCM”) has a fiduciary obligation to, at all times, place the best interest of advisory clients (e.g. plan participants and beneficiaries) as the sole consideration when voting proxies of portfolio companies. HCM has retained Glass Lewis & Co. (“GL”) for proxy voting services. GL will analyze the voting issues and carry out the actual voting process in accordance with its guidelines which have been agreed to by HCM’s Proxy Committee. Proxy issues receive consideration based on all relevant facts and circumstances.

Some accounts for which HCM is investment manager may wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager. Such accounts must either provide HCM with a plan document that expressly precludes HCM from voting proxies or include in the contract that HCM will not vote their proxies. In the absence of such documentation HCM has the legal responsibility and the obligation to vote for its accounts, and will do so through GL.

Proxy Committee. HCM has established a Proxy Committee. The Proxy Committee considers its fiduciary responsibility to all clients when addressing proxy issues. The Proxy Committee has reviewed and agreed with GL’s proxy voting guidelines and instructed them to vote on HCM’s behalf in accordance with those guidelines for HCM’s clients. As GL amends their guidelines the Proxy Committee will review and based on the agreement of the terms will provide GL voting instruction.

HCM provides GL with the list of accounts and their holdings monthly to ensure that GL has record of the clients and their holdings for proxy purposes.

The Proxy Committee meets at least annually to review any guideline changes from GL, should any exist.

In compliance with the U. S. Department of Labor, the Director of Operations maintains applicable records regarding proxy voting for accounts. The Director of Operations can access a report online on any given day. Any voting decision that may require a deviation from the standard policies will be deferred to the Proxy Committee from GL for further analysis and a final decision. In these rare situations, outside legal counsel may be sought for additional guidance, and reasons for such action will be noted in the committee’s “special” meeting minutes.

ERISA Accounts. It is HCM’s policy to fully comply with ERISA requirements regarding proxy voting. Some ERISA accounts for which HCM is investment manager may wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager. Such accounts must either provide HCM with a plan document that expressly precludes HCM from voting proxies or include in the client agreement that HCM will not vote proxies on their behalf. In the absence of such documentation HCM has the legal responsibility and the obligation to vote for its ERISA accounts.

Material Conflicts. Regardless of material conflict, HCM through GL will, at all times, vote in the best interest of the client.

Criteria. GL on behalf of HCM votes proxies related to securities held by clients in a manner solely in the interest of the client, which is in accordance with written GL guidelines. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interest of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, GL shall vote in the prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

Checks and Balances. Monthly, HCM will:

1.	Review the following GL reports, to verify that proxies received have been voted in a manner consistent with the Proxy Voting Policies and Procedures and the standard and custom guidelines (if any) issued by the client, or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries;

a.	Proxy Voting Report

b.	Meeting Statistics Report

c.	Ballot Statistics Report

d.	Proposal Statistics Report

e.	Proposal Category Report

f.	Proposal Type Report

2.	Provide a proxy voting report to those clients that request it; in a manner consistent with the client’s request, which may vary.

HCM through GL will provide investment company clients with the information necessary to comply with filing requirements of Form N-PX on a timely basis.

HIGHMARK CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

For proxies to be voted by HighMark Capital Management, Inc. (“HCM”), HCM utilizes the services of an outside third party, Institutional Shareholder Services, Inc. (“ISS”), to vote its proxies pursuant to guidelines set by ISS and approved by HCM. ISS’ corporate governance policy guiding principles establish a framework to examine all issues with the goal to maximize shareholder value, promote accountability, and mitigate risk. To achieve this goal: 1) ISS supports strong boards that demonstrate a commitment to creating shareholder value and prefers to see mechanisms that promote independence, accountability, responsiveness, and competence. 2) ISS evaluates auditors with the goal of ensuring auditor independence from the firm being audited as it is essential to ensure objectivity and reduce the potential for abuse thereby enabling accurate and reliable financial reporting. 3) ISS protects shareholder interests by examining the adoption of anti-takeover defense proposals or shareholder calls for their removal based on: the right of shareholder approval, the fairness of the voting process, protection of shareholders’ right to act, and the ability to evaluate and vote effectively on the aggregate impact of the proposal. 4) ISS evaluates merger and restructuring transactions giving consideration to economic, operational, and governance factors based on: current shareholders’ viewpoints, enhancing shareholder value, independent evaluation, and shareholder approval process. 5) ISS evaluates executive and director compensation proposals with the overall goal of aligning compensation practices with shareholders’ interests. 6) ISS evaluation of corporate social responsibility issues focuses on the financial aspects of social and environmental proposals.

ISS is an agent of HCM and HCM retains the fiduciary duty to vote the proxies in the best interest of clients. HCM expects ISS to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by ISS which are in compliance with applicable law. HCM will at least annually review ISS’ voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require ISS to promptly notify HCM of any material changes to its voting policies or practices.

For proxies to be voted by HCM, HCM, through its Investment Policy Committee (IPC), reserves the right to withdraw any proxy from ISS and to vote such proxy according to guidelines established by the IPC. HCM shall withdraw any proposed proxy vote from ISS in the event that HCM determines that the proposed vote by ISS would not be consistent with HCM’s fiduciary duty. Before deciding to vote any proxy the IPC shall determine whether HCM or any of its affiliates have a significant business, personal or family relationship that could give rise to a material conflict of interest with regard to the proxy vote. If a conflict of interest exists, HCM will retain an independent fiduciary to vote the proxy or echo vote. To determine whether a material conflict exists, the IPC shall perform a reasonable investigation of information relating to possible conflicts of interest by relying on information about HCM and its affiliates that is publicly available or is generally known by HCM’s employees, and on other information actually known by any IPC member. IPC members have a duty to disclose to the IPC conflicts of interest of which the member has actual knowledge but which have not been identified by the IPC in its investigation. The IPC cannot pursue investigation of possible conflicts when the information it would need is (i) nonpublic, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the IPC.

With respect to securities on loan, HCM recognizes that, although voting rights or rights to consent with respect to the loaned securities pass to the borrower, HCM retains the right to call the loans at any time on reasonable notice and will call the loans, vote proxies or otherwise obtain the rights to vote or consent if HCM has knowledge that a material event (as determined by IPC) affecting the investment is to occur and it is determined to be in the best interests of the account and its customers to recall the securities and vote the proxies even at the cost of forgoing the incremental revenue that could be earned by keeping the securities on loan. HCM deems a material event to include proposed transactions the outcome of which would have a significant effect on the value of the investment. Matters such as uncontested Board elections, routine appointments of accountants and shareholder-initiated advisory proposals are generally not considered material events.

If a director, officer or employee of HCM, not involved in the proxy voting process, contacts any IPC member for the purpose of influencing how a proxy is voted, the member has a duty to immediately disclose such contact to the IPC and the IPC shall contact legal counsel who will be asked to recommend an appropriate course of action. All appropriate records regarding proxy-voting activities are maintained by ISS. HCM makes its proxy voting records, as required by law. HCM complies with the requirements of the Advisers Act and the Investment Company Act, and rules thereunder, and the fiduciary requirements of ERISA and the Department of Labor (DOL) guidelines with respect to voting proxies.

In some instances HCM may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit of the portfolio.

Nationwide Asset Management, LLC

PROXY VOTING GUIDELINES SUMMARY

I.	INTRODUCTION

These guidelines describe how Nationwide Asset Management, LLC discharges its fiduciary duty to vote on behalf of clients proxies that are received in connection with underlying portfolio securities held by Nationwide Asset Management’s clients (said proxies hereinafter referred to as “proxies”). Nationwide Asset Management understands its responsibility to process proxies and to maintain proxy records. In addition, Nationwide Asset Management understands its duty to vote proxies.

These Proxy Voting Guidelines reflect the general belief that proxies should be voted in a manner that serves the best economic interests of clients (to the extent, if any, that the economic interests of a client are affected by the proxy).

II.	HOW PROXIES ARE VOTED

Proxy Voting Based on Recommendations Through the ISS Governance Services System

Nationwide Asset Management, or an affiliate, has contracted with ISS Governance Services, a business unit of RiskMetrics Group, for Nationwide Asset Management to vote Client proxies based on recommendations through the Internet-based proxy voting system operated by ISS Governance Services.

Nationwide Asset Management will;

a.	apply ISS Governance Services’ proxy voting procedures and recommendations (hereinafter, the “ISS Proxy Voting Guidelines”), which Nationwide Asset Management has reviewed, analyzed, and determined to be consistent with the views of Nationwide Asset Management on the various types of proxy proposals; and

b.	maintain appropriate records of proxy voting that are easily-accessible by appropriate authorized persons of Nationwide Asset Management.

Accordingly, the Proxy Voting Guidelines incorporate the ISS Proxy Voting Guidelines, to the extent appropriate. A copy of the current ISS Proxy Voting Guidelines Summary is attached hereto as Appendix A.

When the ISS Proxy Voting Guidelines do not cover a specific proxy issue, and ISS Governance Services does not provide a recommendation, the Investment Committee of Nationwide Asset Management will vote the proxy. Also, if a senior officer or a member of the Investment Committee believes it is necessary in the best economic interests of clients to vote differently than recommended by ISS Governance Services, Nationwide Asset Management may do so as long as it does not represent a conflict of interest and is properly documented.

In accordance with these Proxy Voting Guidelines, Nationwide Asset Management, and as otherwise set forth in these guidelines, shall attempt to process every vote for all domestic and foreign proxies that it receives.

Foreign Proxies

There are situations, however, in which Nationwide Asset Management cannot process a proxy in connection with a foreign security (hereinafter, “foreign proxies”). For example, Nationwide Asset Management will not process a foreign proxy:

a.	if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy;

b.	when Nationwide Asset Management has not been given enough time to process the vote; or

c.	when a sell order for the foreign security is outstanding and, in the particular foreign country, proxy voting would impede the sale of the foreign security.

Monitoring the ISS Proxy Voting Guidelines

Appropriate personnel of Nationwide Asset Management also shall review the ISS Proxy Voting Guidelines on a yearly basis to determine whether these guidelines continue to be consistent with Nationwide Asset Management’s views on the various types of proposals covered by the ISS Proxy Voting Guidelines.

When reviewing the ISS Proxy Voting Guidelines, Nationwide Asset Management considers whether these guidelines are designed to vote proxies in a manner consistent with the goal of voting in the best interests of Nationwide Asset Management’s Clients.

IV.	CONFLICTS OF INTEREST

Because Nationwide Asset Management’s Client proxies are voted based on recommendations of ISS Governance Services pursuant to the pre-determined ISS Guidelines, Nationwide Asset Management generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest.

Nevertheless, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of Nationwide Asset Management (or between a Client and those of any of Nationwide Asset Management’s affiliates), the proxy will be voted strictly in conformity with the recommendation of ISS.

To monitor compliance with these procedures, any proposed or actual deviation from a recommendation of ISS must be reported to the Chief Compliance Officer (“CCO”) of Nationwide Asset Management. The CCO for Nationwide Asset Management then would provide guidance concerning the proposed deviation and whether this deviation presents any potential conflict of interest.

Nationwide Asset Management shall maintain an appropriate record of each deviation from an ISS Governance Services recommendation regarding a proxy received in connection with underlying portfolio securities held by a Client and provide a report of each deviation upon the affected Client’s request.

V.	PROXY VOTING FOR SECURITIES

INVOLVED IN SECURITIES LENDING

Nationwide Asset Management Clients may participate in securities lending programs. Under most securities lending arrangements, proxies received in connection with the securities on loan may not be voted by the lender (unless the loan is recalled) (i.e., proxy voting rights during the lending period generally are transferred to the borrower). Nationwide Asset Management believes that each Client has the right to determine whether participating in a securities lending program enhances returns. If a Client has determined to participate in a securities lending program, Nationwide Asset Management, therefore, shall cooperate with the Client’s determination that securities lending is beneficial to the Client’s account and shall not attempt to seek recalls for the purpose of voting proxies. Consequently, it is Nationwide Asset Management’s policy that, in the event that Nationwide Asset Management manages an account for a Client that employs a securities lending program, Nationwide Asset Management generally will not seek to vote proxies relating to the securities on loan.

VI.	RECORDKEEPING & REPORTING

Nationwide Asset Management shall keep and maintain the following records and other items:

i.	its Proxy Voting Guidelines;

ii.	the ISS Proxy Voting Guidelines;

iii.	proxy statements received regarding underlying portfolio securities held by Clients (received through ISS Governance Services, with either hard copies held by ISS Governance Services or electronic filings from the SEC’s EDGAR system);

iv.	records of votes cast on behalf of Clients;

v.	Client written requests for information as to how Nationwide Asset Management voted proxies for said Client;

vi.	any Nationwide Asset Management written responses to an oral or written request from a Client for information as to how Nationwide Asset Management voted proxies for the Client; and

vii.	any documents prepared by Nationwide Asset Management that were material to making a decision as to how to vote proxies or that memorialized the basis for the voting decision.

These records and other items shall be maintained in an easily-accessible place for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in an appropriate office of Nationwide Asset Management — except for those records that shall be maintained by ISS Governance Services and electronic filings that are available on the SEC’s EDGAR system.

Standard Life Investments (Corporate Funds) Limited

Standard Life Investments strongly encourages corporations to adopt corporate governance principles and communicate these to shareholders. It is the policy of Standard Life Investments to vote proxies for all shares under its discretion unless explicitly prohibited from doing so by the beneficial owner. However, this policy recognizes that circumstances may arise, which make such votes impracticable. These include shares on loan, or where adequate notice is not received in time to make an informed decision. In addition, Standard Life Investments will consider whether the effect of voting proxies of shares of foreign corporations (either by itself or with the votes of others) would outweigh the additional costs associated with voting.

Standard Life Investments will use reasonable endeavors to enhance and improve shareholder value through constructive consultation with companies and other corporate governance initiatives; always seek to vote clients’ shares in a manner consistent with their best interests; use reasonable endeavors to influence the development of the corporate governance environment; communicate Standard Life Investments’ corporate governance principles, policies and guidelines to clients, intermediaries, companies and other interested parties; and, within the constraints of professional confidentiality and legislative and regulatory requirements, be accountable to clients.

It is incumbent on an adviser to mitigate conflicts of interest (real or perceived) when voting proxies for its clients. The corporate governance team is responsible for proxy voting in all regions. The corporate governance team utilizes the services of independent third parties, Riskmetrics and Glass Lewis (together “proxy research providers”), to provide research and recommendations for each scheduled vote. Votes will be cast based upon the recommendations of the proxy research providers and the customized proxy voting guidelines adopted by Standard Life Investments although, in cases where Standard Life Investments has a significant shareholding, an independent analysis is also conducted by the corporate governance team. In appropriate cases, such as those where there is need for significant judgment as to the economic impacts of a proposed vote (e.g. merger, spin-off), the corporate governance team will solicit input from the appropriate fund managers and analysts. Any instances where proxy research provider recommendations are not followed are documented and include the rationale for doing so. A review conducted outside of the corporate governance team is undertaken to detect evidence of any conflict of interest (either real or perceived). Standard Life Investments reviews, on an annual basis, the conflict of interest policies of the proxy research providers.

Strategic Global Advisors, LLC

I.	POLICY

Strategic Global Advisors, LLC (“SGA”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). SGA’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, SGA will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. As established in its form of separate account investment advisory agreement, SGA does not vote proxies on behalf of its separate account clients. SGA may from time to time vote proxies on those institutional accounts where the client has requested SGA to vote on their behalf.

When voting proxies or acting with respect to corporate actions for clients, SGA’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). SGA will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

II.	PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by SGA to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.	PROCEDURES

SGA’s Chief Compliance Officer is ultimately responsible for ensuring that all proxies received by SGA are voted in a timely manner and in a manner consistent with SGA’s determination of the client’s best interests. Currently, SGA utilizes a third-party proxy voting service, Institutional Shareholder Services, Inc. (“ISS”) to assist it in monitoring corporate actions and voting client proxies, and has adopted ISS’ proxy voting guidelines. SGA has instructed ISS to vote proxies on its behalf in accordance with these guidelines and to vote (a) any issue or proposal designated in the guidelines to be voted on a “case by case basis” and (b) any issue or proposal not listed in the guidelines, according to ISS’ recommendation.

Proxies for securities held within registered management investment companies (the “Fund”) that SGA manages, provided SGA has proxy voting authority, will be voted subject to any applicable investment restrictions of the Fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the Fund.

SGA reserves the right to withdraw any proxy item from ISS and to vote the proxy item, if SGA determines that no material conflict of interest exists. Such proxy item will be submitted to SGA’s Brokerage Oversight Committee, which will determine the vote for each of the proposals in a manner consistent with the clients’ best interests. If SGA determines that a material conflict of interest exists, the Brokerage Oversight Committee will not vote and the proxy item will be returned to ISS for voting in accordance with ISS’ guidelines.

SGA’s Chief Compliance Officer is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by SGA are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A.	Conflicts of Interest

Where a proxy proposal raises a material conflict between SGA’s interests and a client’s interest, SGA will resolve such a conflict in the manner described below:

(a) Vote in Accordance with the Guidelines. ISS shall vote on behalf of SGA in accordance with ISS’ pre-determined voting guidelines.

(b) Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct SGA to forward all proxy matters in which SGA has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation or to consult with an identified independent third party’s recommendations. Where such independent third party’s recommendations are received on a timely basis or are otherwise publicly available, SGA will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, ISS will vote the securities held by that client’s account in accordance with ISS’ voting guidelines.

The Chief Compliance Officer will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by SGA will be addressed as described above in this Section 3.1.

B.	Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where SGA has determined that it is in the client’s best interest, SGA will not vote proxies received. The following are certain circumstances where SGA will limit its role in voting proxies:

(c) Client Maintains Proxy Voting Authority: Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, SGA will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by SGA, it will promptly be forwarded to the client or specified third party.

(d) Terminated Account: Once a client account has been terminated with SGA in accordance with its investment advisory agreement, SGA will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

(e) Limited Value: If SGA determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, SGA may abstain from voting a client’s proxies. SGA also will not vote proxies received for securities which are no longer held by the client’s account. In addition, SGA generally will not vote securities where the economic value of the securities in the client account is less than $500.

(f) Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where SGA determines that a proxy vote (or other shareholder action) is materially important to the client’s account, SGA may recall the security for purposes of voting.

(g) Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, SGA may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

(h) Shareblocking Markets: Shareblocking is the practice of freezing shares from trading or lending, by both the custodian and the local sub-agent, due to proxy voting activity. Some countries’ laws prevent SGA from selling shares for a period of time before or after a shareholder meeting (shareblocking). This occurs in a number of global markets. SGA may abstain from voting foreign stocks subject to these restrictions when SGA believes the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares.

IV.	RECORDKEEPING

In accordance with Rule 204-2 under the Advisers Act, SGA will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that SGA may rely on the proxy statement maintained by ISS or filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by SGA that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

SGA will describe in its Form ADV Part 2A its proxy voting policies and procedures and will inform clients how they may obtain information on how SGA voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of SGA’s Policies and Procedures by written request addressed to SGA.

SGA will provide such records and reports as required by the Fund for the Fund to file Form N-PX.

Thompson, Siegel & Walmsley LLC

PROXY VOTING PROCEDURES

Thompson, Siegel & Walmsley LLC (TS&W) acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interest of our clients on a best efforts basis. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. TS&W has retained the services of Institutional Shareholder Services (ISS). ISS is a Registered Investment Adviser under the Investment Advisers Act of 1940. As a leading provider of proxy voting and corporate governance services with 20+ years of experience, ISS serves more than 1,700 institutions. ISS’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide. ISS provides TS&W proxy proposal research and voting recommendations and votes accounts on TS&W’s behalf under the guidance of ISS’s standard voting guidelines which include:

• Operational Issues	• Corporate Responsibility

• Board of Directors	• Consumer Issues and Public Safety

• Proxy Contests	• Environment and Energy

• Anti-takeover Defenses and Voting Related Issues	• General Corporate Issues

• Mergers and Corporate Restructurings	• Labor Standards and Human Rights

• State of Incorporation	• Military Business

• Capital Structure	• Workplace Diversity

• Executive & Director Compensation	• Mutual Fund Proxies

• Equity Compensation Plans

• Specific Treatment of Certain Award Types in Equity Plan Evaluations

• Other Compensation Proposals & Policies

• Shareholder Proposals on Compensation

TS&W’s proxy coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TS&W’s general policy regarding the voting of proxies is as follows:

Proxy Voting Guidelines:

Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.

Occasionally, ISS may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TS&W will receive and act upon the client’s specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W and ISS will examine each issue solely from an economic perspective.

A complete summary of ISS’s voting guidelines, domestic & foreign, are available at:

http://www.issgovernance.com/policy

Conflicts of Interest:

Occasions may arise during the voting process in which the best interests of the clients conflicts with TS&W’s interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TS&W.

Proxy Voting Process:

•	Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TS&W retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.

•	The Proxy Coordinator will monitor the voting process at ISS via Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.

•	For proxies not received at ISS, TS&W and ISS will make a best efforts attempt to receive ballots from the clients’ custodian.

•	TS&W will be responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring.

•	Associate Portfolio Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email. TS&W has the ability to override vote instructions, and the Associate Portfolio Manager will consult with TS&W’s Investment Policy Committee or product managers in these types of situations.

•	All proxies are voted solely in the best interest of clients.

•	Proactive communication takes place via regular meetings with ISS’s Client Relations Team.

Practical Limitations Relating to Proxy Voting:

While TS&W uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for TS&W to do so. Identifiable circumstances include:

•	Limited Value. TS&W may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder.

•	Unjustifiable Cost. TS&W may abstain from voting when the costs of or disadvantages resulting from voting, in TS&W’s judgment, outweigh the economic benefits of voting.

•	Securities Lending. Certain of TS&W’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because TS&W generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and TS&W may not be able fully to reconcile the securities held at record date with the securities actually voted.

•	Failure to Receive Proxy Statements. TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Proxy Voting Records & Reports:

•	The proxy information is maintained by ISS on TS&W’s behalf and includes the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision. TS&W’s Proxy Coordinator coordinates retrieval and report production as required or requested.

•	Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling us toll free at (800) 697-1056.

UBS Asset Management (Americas), Inc. (“UBS AM”)

(formerly UBS Global Asset Management (Americas), Inc.)

The proxy voting policy of UBS AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM’s proxy voting policy.

When UBS AM’s view of a company’s management is favorable, UBS AM generally supports current management initiatives. When UBS AM’s view is that changes to the management structure would probably increase shareholder value, UBS AM may not support existing management proposals. In general, UBS AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM is aware of a conflict with respect to a particular proxy, the UBS AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Ziegler Capital Management, LLC

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

ZCM relies on a third party electronic system, Broadridge Proxy Edge, to maintain a copy of all proxy statements received and records relating to each vote cast on behalf of a client.

Unless specific voting guidelines or directives are provided by a particular client, ZCM will typically vote proxies in accordance with one of two Egan-Jones Ratings Co. (“Egan-Jones”) proxy policies. One policy is specific for Taft-Hartley plans and the other is a standard policy utilized for all other types of relationships.

Egan-Jones guidelines are not exhaustive, do not address all potential voting issues, and do not necessarily always correspond with the opinions of ZCM. Therefore, there may be instances where ZCM may not vote the client’s shares in accordance with Egan-Jones guidelines. In the event that ZCM believes the Egan-Jones recommendation is not in the best interest of clients or shareholders or on those matters for which Egan-Jones does not provide a specific voting recommendation, ZCM will determine how to vote the proxies. All proxies by an issuer will typically be voted in the same manner for all clients, unless there is a conflict of interest or client guidelines or instructions dictate otherwise.

ZCM will retain all required records including but not limited to: (i) a copy of any document that was material to a voting decision or that memorializes the basis for that decision; (ii) a copy of each written client request for information on how ZCM voted proxies on the client’s behalf; and (iii) a copy of any written response to a client request for information on how ZCM voted proxies on the client’s behalf.

APPENDIX C

PORTFOLIO MANAGERS

INVESTMENTS IN EACH FUND

Name of Portfolio Manager	Fund	Dollar Range of Investments in Each Fund as of October 31, 2015
Amundi Smith Breeden, LLC
Kenneth J. Monaghan	Nationwide Amundi Global High Yield Fund Nationwide Strategic Income Fund	None
Jonathan M. Duensing, CFA	Nationwide Amundi Global High Yield Fund Nationwide Strategic Income Fund	None
P. Adrian Helfert*	Nationwide Amundi World Bond Fund	None
Jerome Barkate, CFA*	Nationwide Amundi World Bond Fund	None
Ariel Investments, LLC
David M. Maley	Nationwide Diverse Managers Fund	None
Kenneth E. Kuhrt	Nationwide Diverse Managers Fund	None
Bailard, Inc.
Anthony Craddock	Nationwide Bailard International Equities Fund Nationwide Bailard Emerging Markets Equity Fund	$100,001 - $500,000 $10,001 - $50,000
Eric P. Leve	Nationwide Bailard International Equities Fund Nationwide Bailard Emerging Markets Equity Fund	$100,001 - $500,000 $50,001 - $100,000
Peter M. Hill	Nationwide Bailard International Equities Fund Nationwide Bailard Emerging Markets Equity Fund	$100,001 - $500,000 $50,001 - $100,000
Daniel McKellar	Nationwide Bailard International Equities Fund Nationwide Bailard Emerging Markets Equity Fund	$10,001 - $50,000 $50,001 - $100,000
Thomas J. Mudge III	Nationwide Bailard Cognitive Value Fund	$500,001 - $1,000,000
Sonya Thadhani	Nationwide Bailard Technology & Science Fund	$100,001 - $500,000
Warren Matthew Johnson	Nationwide Bailard Technology & Science Fund	$10,001 - $50,000
David H. Smith	Nationwide Bailard Technology & Science Fund	$1 - $10,000
BlackRock Investment Management, LLC
Alan Mason	Nationwide International Index Fund Nationwide Mid Cap Market Index Fund Nationwide S&P 500 Index Fund Nationwide Small Cap Index Fund	None
Greg Savage, CFA	Nationwide International Index Fund Nationwide Mid Cap Market Index Fund Nationwide S&P 500 Index Fund Nationwide Small Cap Index Fund	None
Creighton Jue, CFA**	Nationwide International Index Fund Nationwide Mid Cap Market Index Fund Nationwide S&P 500 Index Fund Nationwide Small Cap Index Fund	None

Rachel Aguirre**	Nationwide International Index Fund Nationwide Mid Cap Market Index Fund Nationwide S&P 500 Index Fund Nationwide Small Cap Index Fund	None
Scott Radell	Nationwide Bond Index Fund	None
Karen Uyehara	Nationwide Bond Index Fund	None
Boston Advisors, LLC
Douglas A. Riley, CFA	Nationwide Growth Fund	None
Michael J. Vogelzang, CFA	Nationwide Growth Fund	None
David Hanna	Nationwide Growth Fund	None
Edward Mulrane, CFA	Nationwide Growth Fund	None
Brown Capital Management, LLC
Keith Lee	Nationwide Small Company Growth Fund	$50,001 - $100,000
Robert Hall	Nationwide Small Company Growth Fund	Over $1,000,000
Kempton Ingersol	Nationwide Small Company Growth Fund	$50,001 - $100,000
Damien Davis	Nationwide Small Company Growth Fund	$1 - $10,000
Andrew Fones	Nationwide Small Company Growth Fund	None
Dimensional Fund Advisors LP
Joseph H. Chi	Nationwide U.S. Small Cap Value Fund	None
Jed S. Fogdall	Nationwide U.S. Small Cap Value Fund	None
Henry F. Gray	Nationwide U.S. Small Cap Value Fund	None
Joel P. Schneider	Nationwide U.S. Small Cap Value Fund	None
Garcia Hamilton & Associates, L.P.
Gilbert Andrew Garcia, CFA	Nationwide Diverse Managers Fund	None
Jeffrey D. Detwiler, CFA	Nationwide Diverse Managers Fund	None
Nancy Rodriguez	Nationwide Diverse Managers Fund	None
Karen H. Tass, CFA	Nationwide Diverse Managers Fund	None
Don Elsenbrock	Nationwide Diverse Managers Fund	None
Goldman Sachs Asset Management, L.P.
Gary Chropuvka, CFA	Nationwide Portfolio Completion Fund	None
Amna Qaiser, CFA	Nationwide Portfolio Completion Fund	None
Henderson Geneva Capital Management LLC
Amy S. Croen	Nationwide Geneva Mid Cap Growth Fund Nationwide Geneva Small Cap Growth Fund	Over $1,000,000 Over $1,000,000
Michelle J. Picard	Nationwide Geneva Mid Cap Growth Fund Nationwide Geneva Small Cap Growth Fund	Over $1,000,000 Over $1,000,000
William A. Priebe	Nationwide Geneva Mid Cap Growth Fund Nationwide Geneva Small Cap Growth Fund	Over $1,000,000 Over $1,000,000
William S. Priebe	Nationwide Geneva Mid Cap Growth Fund Nationwide Geneva Small Cap Growth Fund	Over $1,000,000 Over $1,000,000
Herndon Capital Management, LLC
Randall A. Cain, Jr.	Nationwide Diverse Managers Fund	None
HighMark Capital Management, Inc.
Robert Bigelow	Nationwide HighMark California Intermediate Tax Free Bond Fund Nationwide HighMark National Intermediate Tax Free Bond Fund	None

Derek Izuel, CFA	Nationwide Fund Nationwide HighMark Large Cap Core Equity Fund Nationwide HighMark Small Cap Core Fund	None $10,001-$50,000 $10,001-$50,000
Jeffrey Klein	Nationwide HighMark Bond Fund Nationwide HighMark Short Term Bond Fund	None
Yanping Li, Ph.D	Nationwide Fund Nationwide HighMark Large Cap Core Equity Fund Nationwide HighMark Small Cap Core Fund	None
Gregory Lugosi	Nationwide HighMark Bond Fund Nationwide HighMark Short Term Bond Fund	None
E. Jack Montgomery	Nationwide HighMark Bond Fund Nationwide HighMark Short Term Bond Fund	None
Raymond Mow	Nationwide HighMark California Intermediate Tax Free Bond Fund Nationwide HighMark National Intermediate Tax Free Bond Fund	None
David Wines	Nationwide HighMark Bond Fund Nationwide HighMark National Intermediate Tax Free Bond Fund Nationwide HighMark Short Term Bond Fund Nationwide HighMark California Intermediate Tax Free Bond Fund	None
Nationwide Asset Management, LLC
Joel S. Buck	Nationwide Bond Fund Nationwide Government Bond Fund Nationwide Inflation-Protected Securities Fund	None
Gary S. Davis	Nationwide Bond Fund	$1 - $10,000
Gary R. Hunt	Nationwide Government Bond Fund Nationwide Inflation-Protected Securities Fund	None
Chad W. Finefrock, CFA*	Nationwide Government Bond Fund Nationwide Inflation-Protected Securities Fund	None
Corsan Maley*	Nationwide Bond Fund	None
Standard Life Investments (Corporate Funds) Limited
Richard House	Nationwide Emerging Markets Debt Fund	None
Craig MacDonald	Nationwide World Bond Fund	None
Strategic Global Advisors, LLC
Cynthia Tusan	Nationwide Diverse Managers Fund	None
Gary Baierl	Nationwide Diverse Managers Fund	None
Mark Wimer	Nationwide Diverse Managers Fund	None
Thompson, Siegel & Walmsley LLC
William M. Bellamy	Nationwide Core Plus Bond Fund	None
UBS Asset Management (Americas) Inc. (formerly UBS Global Asset Management (Americas) Inc.)
Bruno Bertocci	Nationwide Global Equity Fund	None
Joseph Elegante, CFA	Nationwide Global Equity Fund	None
Craig G. Ellinger	Nationwide High Yield Bond Fund	None
Matthew Iannucci	Nationwide High Yield Bond Fund	None
Ziegler Capital Management, LLC
Mikhail I. Alkhazov	Nationwide Ziegler Equity Income Fund Nationwide Ziegler NYSE Arca Tech 100 Index Fund	$1 – $10,000 $1 – $10,000
Paula M. Horn	Nationwide Ziegler Wisconsin Tax Exempt Fund	$1 – $10,000
Donald J. Nesbitt	Nationwide Ziegler Equity Income Fund Nationwide Ziegler NYSE Arca Tech 100 Index Fund	None
Richard D. Scargill	Nationwide Ziegler Wisconsin Tax Exempt Fund	$100,001 - $500,000
Eric Zenner	Nationwide Ziegler Wisconsin Tax Exempt Fund	None
Richard K. Marrone***	Nationwide Ziegler Wisconsin Tax Exempt Fund	None

*	As of June 30, 2016.
**	As of December 31, 2015.
***	As of March 31, 2016.

DESCRIPTION OF COMPENSATION STRUCTURE

Amundi Smith Breeden, LLC

The factors Amundi Smith Breeden, LLC (“ASB”) uses in evaluating a portfolio manager’s compensation include:

•	risk-adjusted investment performance for all accounts managed by the portfolio manager relative to benchmarks and peers;

•	overall contributions to investment ideas;

•	proportion of total firm assets managed by the portfolio manager and revenue attributable to these accounts;

•	client service;

•	contribution to marketing efforts; and

•	operational efficiency.

In general, a portfolio manager’s compensation will be higher when the specific accounts managed by that portfolio manager do well. However, while ASB does consider portfolio returns and metrics, ASB does not use formulas to set compensation for the portfolio managers of this Fund. In evaluating portfolio manager compensation, ASB tries to treat all types of client accounts and all types of products similarly. ASB considers the totality of the portfolio manager’s performance in awarding compensation, and ASB bases compensation on both short-term and long-term successes. ASB also compensates senior employees with equity-like grants, which have multi-year vesting periods. This “phantom equity”, whose value is a function of ASB’s revenues and profits, will generally be worth more when the firm is successful and is providing superior results to its clients. ASB believes that this equity provides appropriate incentives to act in the long term interests of the firm and its clients.

Ariel Investments, LLC (“Ariel”)

Ariel’s compensation methodology for the portfolio managers consists of:

(1) Base Salary. Base salary is a fixed amount determined at the beginning of each compensation year. Base salaries vary within Ariel based on position responsibilities, years of service and contribution to long-term performance of the Funds.

(2) Discretionary Bonus Pool. Bonuses are determined through an annual performance evaluation process based on qualitative factors. The discretionary bonuses are paid in cash. All members of the Ariel’s research department who serve as industry analysts are evaluated on five qualitative factors: technical skills, productivity, communication skills, industry knowledge and consistent exhibition of Ariel’s values.

(3) Annual Stock Grants. Portfolio managers may be awarded discretionary grants of stock in Ariel, based on position responsibilities, years of service and contribution to long-term performance of the Funds.

Bailard, Inc. (“Bailard”)

Mr. Mudge, Mr. Craddock, Mr. McKellar, Mr. Johnson and Mr. Smith are each paid a base salary, an “investment performance” bonus relating to the Fund or strategy each manages and, potentially, an additional discretionary bonus. The investment performance bonus is designed to be significant but not so significant that it would encourage extreme risk taking. For the Nationwide Bailard Cognitive Value Fund, the Nationwide Bailard International Equities Fund and the Nationwide Bailard Technology and Science Fund, it is based on the relevant Fund’s return ranking on a rolling 12-month basis relative to a dynamic subset of that Fund’s peer group: Morningstar Small Cap Value Category (for the Nationwide Bailard Cognitive Value Fund), Morningstar Foreign Large Blend Category (for the Nationwide Bailard International Equities Fund) and Morningstar Specialty Tech Category (for the Nationwide Bailard Technology & Science Fund). Additionally, a portion of Mr. Johnson’s “investment performance” bonus is based on the performance of the Nationwide Bailard Technology & Science Fund’s healthcare investments relative to the Nasdaq Biotech Index (NBI). For the Nationwide Bailard Emerging Markets Fund, the investment performance bonus is based on Bailard Institutional’s Emerging Market Composite return versus the MSCI Emerging Markets Index on a rolling 12-month basis. Additionally, a portion of Mr. McKellar’s investment performance bonus is based on the performance of Bailard Institutional’s EAFE Composite (0% Emerging Markets) on a rolling 12-month basis. The discretionary bonus, if any, reflects the pre-tax profitability of Bailard and the portfolio manager’s contribution to meeting Bailard’s general corporate goals.

Mr. Hill, Mr. Leve and Ms. Thadhani’s compensation consists primarily of a base salary, a significant discretionary cash bonus and a stock bonus. The cash bonus reflects Bailard’s profitability and Mr. Hill, Mr. Leve and Ms. Thadhani’s contribution to Bailard’s corporate goals. The stock bonus is linked by formula to the revenue and profitability growth of Bailard, Inc. None of Mr. Hill and Mr. Leve’s compensation is based directly on the performance of the Nationwide Bailard International Equities Fund or the Nationwide Bailard Emerging Markets Fund. None of Ms. Thadhani’s compensation is based directly on the performance of the Nationwide Bailard Technology & Science Fund.

BlackRock Investment Management, LLC

The discussion below describes the portfolio managers’ compensation as of October 31, 2015. The information for Mr. Jue and Ms. Aguirre is as of March 31, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Messrs. Mason, Jue and Savage and Ms. Aguirre. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.

Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Mason, Jue and Savage and Ms. Aguirre is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.

The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Boston Advisors, LLC

All Boston Advisors, LLC institutional portfolio managers, with the exception of Michael J. Vogelzang, are compensated with a base salary based on market rate, a bonus, and equity participation. Bonus is based on a percentage of salary subject to the achievement of internally established goals and relative performance of composite products managed by the institutional portfolio manager as measured against industry peer group rankings established by Evestment Alliance. Performance is account weighted, time weighted and evaluated on a pretax, annual basis. Discretionary bonuses may also be given. Regarding the compensation of Michael J. Vogelzang, as President of the Adviser and largest individual shareholder, his compensation is approved by the Board of Directors and is influenced by factors such as firm profitability, achieving general investment performance objectives and reaching certain business targets.

Brown Capital Management, LLC

Brown Capital Management utilizes compensation to reinforce and reward not only individual contribution, but organizational achievement and the collective effort required to make that progress. The compensation program continues to evolve in an effort to best reinforce these tenets in varying business and market conditions.

In the past, investment team members, after one year of service that provided base salary and subjective bonus, were offered an opportunity to participate in the revenue stream of the services they managed. The goal of the program was to align the interests of investors and the investment team. While generally effective, it became apparent that a more granular assessment would be necessary to achieve the true objectives of the compensation program.

Dimensional Fund Advisors LP (“Dimensional”)

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of a fund or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	BASE SALARY. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.

•	SEMI-ANNUAL BONUS. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based on the factors described above.

Portfolio managers may be awarded the right to purchase restricted stock of Dimensional as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees. In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Garcia Hamilton & Associates, L.P. (“Garcia Hamilton”)

First, Garcia Hamilton offers a competitive salary based on an individual’s experience and expected contribution to the firm. Second, all Garcia Hamilton portfolio managers are eligible for a general annual bonus that is tied directly to the overall performance of the individual as well as the profitability of the firm. Lastly, all Garcia Hamilton portfolio managers are eligible for equity ownership. Investment professionals with equity ownership receive a fixed percentage of authorized distributions of Garcia Hamilton’s profits based on their respective ownership stake in the company. The Portfolio Manager’s compensation, which is flexible, is not based on the value of the Fund’s assets.

Goldman Sachs Asset Management, L.P.

Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Henderson Geneva Capital Management LLC (“Henderson Geneva”)

The members of the portfolio management team for the Nationwide Geneva Mid Cap Growth Fund and Nationwide Geneva Small Cap Growth Fund consist of Amy S. Croen, William A. Priebe, Michelle J. Picard and William S. Priebe, all of whom are associated with Henderson Geneva.

The Nationwide Geneva Mid Cap Growth Fund’s and Nationwide Geneva Small Cap Growth Fund’s portfolio managers are all Managing Directors of Henderson Geneva, a wholly-owned subsidiary of Henderson Global Investors (North America) Inc. Henderson Geneva’s investment professionals, including portfolio managers, have significant short and long-term financial incentives. In general, the compensation plan is based on pre-defined, objective, measurable investment performance and performance goals that are ambitious, but attainable.

The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan. In addition, there are two further incentive-based packages for senior investment professionals that reward staff on both an individual and team performance, reflecting profitable asset growth. “Profitable asset growth” refers to the increase in adviser revenues generated less the increase in costs. It is typically calculated per adviser team on a calendar year basis. Members of the relevant team receive a share of this growth, which is typically paid over a three year period.

Managers are also granted an award in a long-term incentive program that is based on several factors, including the profitability of Henderson Global Investors.

Herndon Capital Management, LLC (“Herndon”)

The compensation for portfolio managers includes a component based on performance of the portfolios. Analyst’s compensation includes a component based on the subjective assessment of their contribution to the analytical portion of the investment process.

All non-commissioned employees participate in the bonus program that is driven by the profits of the company. Every year a bonus pool is funded by a fixed percentage of the company’s pre-tax profits. This bonus/profit sharing is distributed based on a combination of factors including tenure, role within the organization, and an evaluation by the employee’s immediate supervisor.

Randy Cain, who manages in excess of 90% of the firm’s assets, has an employment contract.

HighMark Capital Management, Inc. (“HighMark”)

Each of the portfolio managers for each Fund subadvised by HighMark receives a salary from HighMark and participates in the HighMark’s incentive compensation plan, which is an annual plan that pays a cash bonus and may also pay a deferred payment. The portfolio managers are also eligible to participate in HighMark’s incentive compensation plan. A portfolio manager’s bonus is generally a percentage of his or her salary and is based on (1) an evaluation of the manager’s investment performance, (2) achievement of budgeted financial goals and (3) meeting of business objectives determined by a portfolio manager’s direct supervisor. In evaluating investment performance, HighMark generally considers the one-and three-year (or shorter period if applicable) performance of mutual funds and other accounts under a portfolio manager’s oversight relative, solely or in part, to the peer groups and/or market indices noted below. To encourage exchange of information and support, a part of a portfolio manager’s investment performance evaluation is also based on the performance of other Funds or other accounts that the portfolio manager does not manage. A portfolio manager may also be compensated for providing securities/quantitative analysis for certain Funds, where applicable.

Portfolio Manager	Peer Group
Robert Bigelow	Morningstar Muni California Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to Nationwide HighMark California Intermediate Tax Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to Nationwide HighMark National Intermediate Tax Free Bond Fund); Morningstar General Intermediate Term Bond Category and Barclays U.S. Aggregate Bond Index (with respect to HighMark Bond Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year U.S. Government/Credit Index (with respect to Nationwide HighMark Short Term Bond Fund); Citigroup 3 Month Treasury Bill Index (with respect to Institutional Cash Composite)

Derek Izuel, CFA	Morningstar Large Blend Category and Russell 1000 Index (with respect to Nationwide HighMark Large Cap Core Equity Fund); Morningstar Small Blend Category and Russell 2000 Index (with respect to Nationwide HighMark Small Cap Core Fund); Morningstar Large Blend Category and S&P 500 Index (with respect to Nationwide Fund and Nationwide NVIT Fund).

Jeffrey Klein	Morningstar General Intermediate Term Bond Category and Barclays U.S. Aggregate Bond Index (with respect to Nationwide HighMark Bond Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year U.S. Government/ Credit Index (with respect to Nationwide HighMark Short Term Bond Fund); Morningstar Muni California Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to Nationwide HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to Nationwide HighMark National Intermediate Tax-Free Bond Fund); Citigroup 3 Month Treasury Bill Index (with respect to Institutional Cash Composite)

Yanping Li, Ph.D.	Morningstar Large Blend Category and Russell 1000 Index (with respect to Nationwide HighMark Large Cap Core Equity Fund); Morningstar Small Blend Category and Russell 2000 Index (with respect to Nationwide HighMark Small Cap Core Fund); Morningstar Large Blend Category and S&P 500 Index (with respect to Nationwide Fund and Nationwide NVIT Fund).

Gregory Lugosi	Morningstar General Intermediate Term Bond Category and Barclays U.S. Aggregate Bond Index (with respect to Nationwide HighMark Bond Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year U.S. Government/Credit Index (with respect to Nationwide HighMark Short Term Bond Fund); Morningstar Muni California Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to Nationwide HighMark California Intermediate Tax Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to Nationwide HighMark National Intermediate Tax-Free Bond Fund); Citigroup 3 Month Treasury Bill Index (with respect to Institutional Cash Composite)

E. Jack Montgomery	Morningstar General Intermediate Term Bond Category and Barclays U.S. Aggregate Bond Index (with respect to Nationwide HighMark Bond Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year U.S. Government/ Credit Index (with respect to Nationwide HighMark Short Term Bond Fund); Morningstar Muni California Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to Nationwide HighMark California Intermediate Tax Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to Nationwide HighMark National Intermediate Tax Free Bond Fund); Citigroup 3 Month Treasury Bill Index (with respect to Institutional Cash Composite)

Raymond Mow	Morningstar Muni California Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to Nationwide HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to Nationwide HighMark National Intermediate Tax- Free Bond Fund) ; Morningstar General Intermediate Term Bond Category and Barclays U.S. Aggregate Bond Index (with respect to Nationwide HighMark Bond Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year U.S. Government/Credit Index (with respect to Nationwide HighMark Short Term Bond Fund); Citigroup 3 Month Treasury Bill Index (with respect to Institutional Cash Composite)

David Wines	Morningstar Muni California Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays 7 Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund); Morningstar General Intermediate Term Bond Category and Barclays U.S. Aggregate Bond Index (with respect to HighMark Bond Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year U.S. Government/Credit Index (with respect to HighMark Short Term Bond Fund); Citigroup 3 Month Treasury Bill Index (with respect to Cash Composite); and Merrill Lynch 1-3 Year US Treasuries Index (with respect to Limited Maturity Composite

Nationwide Asset Management, LLC

NWAM’s compensation program consists of base salary, annual incentives and long-term incentives; hereby known as “Compensation Structure.” Annually, the “Compensation Structure” is reviewed for competitiveness by using the McLagan Compensation surveys.

The “Compensation Structure” is designed to motivate and reward individual and team actions and behaviors that drive a high performance organization and deliver risk-adjusted investment returns that are aligned with the strategy of Nationwide and our business partners.

•	Align interests of NWAM and business partners and foster collaboration

•	Base a substantial portion of NWAM compensation directly on NWAM

•	Recognize qualitative and well as quantitative performance

•	Encourage a higher level of intelligent investment risk taking and entrepreneurial attitudes and behaviors

•	Provide a high degree of “line of sight” for NWAM participants and other business partners

•	Attract and retain individuals with skills critical to the NWAM strategy

•	Target median total compensation for the industry

Utilize variable compensation (annual and long term) to close compensation market gaps.

Standard Life Investments (Corporate Funds) Limited

Standard Life Investments’ compensation program is composed of market related base pay and a performance based incentive plan. Standard Life Investments participates in regular surveys and takes market soundings to keep up to date with competitive compensation packages needed to attract and retain top quality Portfolio Managers/Analysts.

The base salary is determined with reference to industry surveys and is therefore always competitive in the marketplace. Annual bonuses are determined by judgment relating to the individual’s contributions to his or her specific role, the team, and firm and group performance. Portfolio Managers are measured on their investment performance relative to their benchmark and risk profile on a one or three year basis. They are also measured on the buy/sell/hold stock recommendations that they make for the sectors that they cover. By having a combined Portfolio Manager/Analyst role, it ensures that all individuals can contribute to team performance and be rewarded accordingly, and fairly. Senior management controls this robust process and has discretion to deliver significant levels of reward to those driving the success of the business. This performance related element of remuneration can be significant and in some cases up to 100% of base salary.

In addition, key individuals participate in the long-term incentive, which is a three year rolling plan designed to provide selected individuals with an opportunity to share in the long term success of Standard Life Investments, by rewarding them for contributing to the future growth in value of the company. Rewards are based on the delivery of actual Standard Life Investments earnings growth.

Strategic Global Advisors, LLC

Key professionals receive a base salary, bonus, and equity or profit sharing. Cynthia Tusan, CFA, Dr. Gary Baierl and Mark Wimer, CFA, are all direct equity owners. Portfolio Managers’ and Analysts’ compensation programs both use the same structure. Investment professionals are not under employment contracts with the firm.

Thompson, Siegel & Walmsley LLC

TS&W believes the firm’s compensation structure is competitive within the industry, both nationally and regionally. The Portfolio Manager for the Nationwide Core Plus Bond Fund is William M. Bellamy, CFA. He is considered a key employee and is subject to the following compensation description:

TS&W’s compensation strategy is to provide competitive base salaries commensurate with an individual’s responsibility and provide incentive bonus awards that may significantly exceed base salary. Annually, the TS&W Remuneration Committee is responsible for determining the discretionary bonus, utilizing an analytical and qualitative assessment process. Factors used to determine compensation are commitment to TS&W’s core values, long-term performance, the product’s strategic position in the overall success of TS&W, and support of marketing/client service commitments. Key associates may be awarded cash bonuses, and deferred TS&W equity grants. All qualified employees participate in the TS&W Employees’ Retirement Plan.

UBS Asset Management (Americas), Inc. (“UBS AM”)

(formerly UBS Global Asset Management (Americas) Inc.)

UBS AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS AM consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.

Fixed component (base salary and benefits):

•	Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

•	The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.

Performance award:

•	Determined annually on a discretionary basis.

•	Based on the individual’s financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS AM and of UBS as a whole.

•	Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

•	For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

•	Deferred amounts are then delivered via two deferral vehicles – 75% in the UBS AM Equity Ownership Plan (Global AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

•	Global AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The Notional Funds awarded under the Global AM EOP are aligned to selected UBS AM funds. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS AM. This alignment with UBS AM funds enhances the alignment of investment professionals’ and other employees’ interests with those of our clients.

•	The DCCP was introduced for performance year 2012 onwards as a key component of UBS’s compensation framework to align compensation incentives with the capital strength of the firm. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

UBS AM believes that these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

Portfolio managers’ performance awards are linked with the investment performance of relevant client portfolios versus benchmark or other investment objectives and, where appropriate, peer strategies over one and three years. This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

Ziegler Capital Management, LLC (“Ziegler”)

The Ziegler portfolio managers receive a base salary plus incentive compensation. The amount of incentive compensation ranges between 0% - 100% of base salary. Compensation is based on the performance of the overall business unit as well as specific investment performance versus relevant benchmarks as well as relevant peer group. Overall company performance is also considered in the overall plan.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category as of October 31, 2015
Amundi Smith Breeden, LLC

Kenneth J. Monaghan	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $37.5 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Jonathan M. Duensing, CFA	Mutual Funds: 2 accounts, $47.5 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $230.7 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 1 account, $49.2 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

P. Adrian Helfert (as of June 30, 2016)	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 1 account, $194.5 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Jerome Barkate, CFA (as of June 30, 2016)	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 1 account, $194.5 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Ariel Investments, LLC

David M. Maley	Mutual Funds: 2 accounts, $37.6 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 64 accounts, $487.2 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Kenneth E. Kuhrt	Mutual Funds: 3 accounts, $2,259.1 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 129 accounts, $2,006.9 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Bailard, Inc.

Anthony Craddock	Mutual Funds: 1 account, $50,908,183 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 3 accounts, 503,780,545 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Eric P. Leve	Mutual Funds: 1 account, $50,908,183 total assets (1 account, $50,908,183 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 3 accounts, $503,780,545 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Peter M. Hill	Mutual Funds: 1 account, $50,908,183 total assets (1 account, $50,908,183 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 3 accounts, $503,780,545 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Daniel McKellar	Mutual Funds: 1 account, $50,908,183 total assets (1 account, $50,908,183 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $35,252,179 total assets (1 account, $35,252,179 total assets for which the advisory fee is based on performance)

Other Accounts: 3 accounts, $503,780,545 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Thomas J. Mudge III	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $35,252,179 total assets (1 account, $35,252,179 total assets for which the advisory fee is based on performance)

Other Accounts: 1 account, $287,921,206 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Warren Matthew Johnson	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 1 account, $29,740,271 total assets (1 account, $29,740,271 total assets for which the advisory fee is based on performance)

David H. Smith	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Sonya Thadhani	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

BlackRock Investment Management, LLC

Alan Mason	Mutual Funds: 312 accounts, $690.5 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 447 accounts, $489.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 285 accounts, $470.6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Greg Savage, CFA	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 339 accounts, $716.8 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Creighton Jue, CFA (as of December 31, 2015)	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 19 accounts, $5.22 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 9 accounts, $4.53 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Rachel Aguirre (as of December 31, 2015)	Mutual Funds: 13 accounts, $14.68 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 82 accounts, $139.1 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 64 accounts, $94.08 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Scott Radell	Mutual Funds: 88 accounts, $25 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 11 accounts, $8.03 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 10 accounts, $4.58 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Karen Uyehara	Mutual Funds: 22 accounts, $41.57 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 17 accounts, $10.46 billion total assets (1 account, $851.3 million total assets for which the advisory fee is based on performance)

Other Accounts: 17 accounts, $38.16 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Brown Capital Management, LLC

Keith Lee	Mutual Funds: 1 account, $2,706.8 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 29 accounts, $2,977.9 million total assets (2 accounts, $101.1 total assets for which the advisory fee is based on performance)

Robert Hall	Mutual Funds: 1 account, $2,706.8 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 29 accounts, $2,977.9 million total assets (2 accounts, $101.1 total assets for which the advisory fee is based on performance)

Kempton Ingersol	Mutual Funds: 1 account, $2,706.8 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 29 accounts, $2,977.9 million total assets (2 accounts, $101.1 total assets for which the advisory fee is based on performance)

Damien Davis	Mutual Funds: 1 account, $2,706.8 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 29 accounts, $2,977.9 million total assets (2 accounts, $101.1 total assets for which the advisory fee is based on performance)

Andrew Fones	Mutual Funds: 1 account, $2,706.8 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 29 accounts, $2,977.9 million total assets (2 accounts, $101.1 total assets for which the advisory fee is based on performance)

Boston Advisors, LLC

Douglas A. Riley, CFA	Mutual Funds: 9 accounts, $2,825,360,539 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 6 accounts, $158,641,853 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 9 accounts, $153,464,885 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Michael J. Vogelzang, CFA	Mutual Funds: 10 accounts, $2,862,904,918 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 6 accounts, $158,641,853 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 126 accounts, $345,327,122 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

David Hanna	Mutual Funds: 10 accounts, $2,862,904,918 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 6 accounts, $158,641,853 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 39 accounts, $64,423,190 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Edward Mulrane, CFA	Mutual Funds: 2 accounts, $1,534,905,034 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 1 account, $6,797,452 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Dimensional Fund Advisors LP

Joseph H. Chi, CFA	Mutual Funds: 111 accounts, $262.3 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 21 accounts, $11.7 billion total assets (1 account, $165 million total assets for which the advisory fee is based on performance)

Other Accounts: 86 accounts, $24 billion total assets (7 accounts, $1.9 billion total assets for which the advisory fee is based on performance)

Jed S. Fogdall	Mutual Funds: 111 accounts, $262.3 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 21 accounts, $11.7 billion total assets (1 account, $165 million total assets for which the advisory fee is based on performance)

Other Accounts: 86 accounts, $24 billion total assets (7 accounts, $1.9 billion total assets for which the advisory fee is based on performance)

Henry F. Gray	Mutual Funds: 88 accounts, $198.3 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 8 accounts, $7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 45 accounts, $15.6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Joel P. Schneider	Mutual Funds: 12 accounts, $39.3 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 3 accounts, $5.7 billion total assets (1 account, $165 million total assets for which the advisory fee is based on performance)

Other Accounts: 19 accounts, $4.6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Garcia Hamilton & Associates, L.P.

Gilbert A. Garcia, CFA	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 220* accounts, $5,911.5 million* total assets (2** accounts, $1.4 million** total assets for which the advisory fee is based on performance)

Jeffrey D. Detwiler, CFA	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 220* accounts, $5,911.5 million* total assets (2** accounts, $1.4 million** total assets for which the advisory fee is based on performance)

Nancy Rodriguez	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 220* accounts, $5,911.5 million* total assets (2** accounts, $1.4 million** total assets for which the advisory fee is based on performance)

Karen H. Tass, CFA	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 220* accounts, $5,911.5 million* total assets (2** accounts, $1.4 million** total assets for which the advisory fee is based on performance)

Don Elsenbrock	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 220* accounts, $5,911.5 million* total assets (2** accounts, $1.4 million** total assets for which the advisory fee is based on performance)

*       Includes balanced accounts and the fixed income portion of the balanced strategy accounts managed by the fixed income  portfolio managers.

**     Fixed Income strategy account and fixed income portion of balanced strategy account for same client.

Goldman Sachs Asset Management, L.P.

Gary Chropuvka, CFA	Mutual Funds: 15 accounts, $7,268 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 21 accounts, $1,661 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 4,028 accounts, $36,928 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Amna Qaiser, CFA	Mutual Funds: 5 accounts, $2,664 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $36 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 3 accounts, $20 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Henderson Geneva Capital Management LLC

Amy S. Croen	Mutual Funds: 5 account, $1,923 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 accounts, $45 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 389 accounts, $2,811 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Michelle J. Picard	Mutual Funds: 6 account, $1,931 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $82 million total assets (1 accounts, $37 million total assets for which the advisory fee is based on performance)

Other Accounts: 400 accounts, $2,846 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

William A. Priebe	Mutual Funds: 5 account, $1,923 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 accounts, $45 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 389 accounts, $2,811 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

William S. Priebe	Mutual Funds: 6 account, $1,931 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $82 million total assets (1 accounts, $37 million total assets for which the advisory fee is based on performance)

Other Accounts: 400 accounts, $2,846 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Herndon Capital Management, LLC

Randall A. Cain, Jr.	Mutual Funds: 3 accounts, $1,477 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 6 accounts, $157 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 129 accounts, $4,598 million total assets (3 accounts, $366 million total assets for which the advisory fee is based on performance)

HighMark Capital Management, Inc.

Robert Bigelow, CFA	Mutual Funds: 2 account, $247 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 accounts, $8 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 22 accounts, $178 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Derek Izuel, Ph.D.	Mutual Funds: 4 account, $1,961 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $96 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 4 accounts, $3 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Jeffrey Klein	Mutual Funds: 2 account, $937 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $88 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 27 accounts, $1,255 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Yanping Li, Ph.D	Mutual Funds: 4 account, $1,961 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $96 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 4 accounts, $3 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Gregory Lugosi	Mutual Funds: 2 account, $ 937 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $88 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 27 accounts, $1,255 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

E. Jack Montgomery	Mutual Funds: 2 account, $937 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $88 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 27 accounts, $1,255 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Raymond Mow	Mutual Funds: 2 account, $247 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 accounts, $8 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 22 accounts, $178 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

David Wines	Mutual Funds: 4 account, $1,183 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 3 accounts, $96 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 7 accounts, $722 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Nationwide Asset Management, LLC

Joel S. Buck	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 3 accounts, $4.0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Gary S. Davis	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $3.5 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Gary R. Hunt	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $500 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Chad W. Finefrock, CFA (as of June 30, 2016)	Mutual Funds: 11 accounts, $986 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Corsan Maley (as of June 30, 2016)	Mutual Funds: 3 accounts, $3,912 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 4 accounts, $6,601 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Standard Life Investments (Corporate Funds) Limited

Richard House	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 4 accounts, $1.0473 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Craig MacDonald	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 5 accounts, $9.1273 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Strategic Global Advisors, LLC

Cynthia Tusan	Mutual Funds: 1 account, $705,239,904 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 38 accounts, $1,552,724,483 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Gary Baierl	Mutual Funds: 1 account, $705,239,904 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 38 accounts, $1,552,724,483 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Mark Wimer	Mutual Funds: 1 account, $705,239,904 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 38 accounts, $1,552,724,483 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Thompson, Siegel & Walmsley LLC

William M. Bellamy	Mutual Funds: 1 account, $31.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 254 accounts, $503.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

UBS Asset Management (Americas) Inc. (formerly UBS Global Asset Management (Americas) Inc.)

Bruno Bertocci	Mutual Funds: 1 account, $26 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 14 accounts, $995 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 2 accounts, $8 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Joseph Elegante, CFA	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 14 accounts, $995 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 2 accounts, $8 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Craig G. Ellinger	Mutual Funds: 9 accounts, $567 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 13 accounts, $11,577 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 13 accounts, $1,425 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Matthew Iannucci	Mutual Funds: 3 accounts, $123 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 9 accounts, $4,813 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 2 accounts, $334 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Ziegler Capital Management, LLC

Mikhail I. Alkhazov	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $84 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 134 accounts, $770 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Paula M. Horn	Mutual Funds: 1 account, $65 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 529 accounts, $2.9 billion total assets (1 account, $33 million total assets for which the advisory fee is based on performance)

Donald J. Nesbitt	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $84 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 134 accounts, $770 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Richard D. Scargill	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 529 accounts, $2.9 billion total assets (1 account, $33 million total assets for which the advisory fee is based on performance)

Eric Zenner	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 529 accounts, $2.9 billion total assets (1 account, $33 million total assets for which the advisory fee is based on performance)

Richard K. Marrone (as of March 31, 2016)	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 145 accounts, $406.8 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

POTENTIAL CONFLICTS OF INTEREST

Amundi Smith Breeden LLC

Amundi Smith Breeden LLC (“ASB”) manage accounts for which ASB receives performance-based fees as well as accounts for which ASB receives asset-based fees. For certain services, ASB may charge line item fees, a fixed-fee or an hourly rate.

Managing accounts with performance-based fees and asset-based or other types of fees at the same time presents potential conflicts of interest for ASB and its portfolio managers who manage these accounts. These conflicts include the potential for ASB or an individual portfolio manager to:

•	favor an account that pays a performance-based fee over an account that pays an asset-based or other type of fee when allocating trades and trade opportunities; and

•	take more risks for accounts paying a performance-based fee in an attempt to achieve higher returns and therefore increase the performance-based fee paid by the client.

To help mitigate the risk that ASB or a portfolio manager will favor a performance-based fee account over an account with an asset-based or other type of fee, ASB has adopted a Trade Allocation Policy.

The Trade Allocation policy establishes guidelines for allocating investment opportunities in a manner so as not to consciously or consistently favor or disfavor a client or class of clients over time and for allocating investment opportunities on a fair and equitable basis over time, to the extent practical.

Trading opportunities are allocated considering various factors, including:

•	the relative investment objectives of, and investment limitations imposed upon, the particular accounts;

•	the availability of funds for investment in the particular accounts;

•	the investment composition of each of the accounts and the composition of the accounts’ benchmarks;

•	the relationship between the size of the block to be allocated and the cost of trading or restriction against trading such block size;

•	the portfolio manager’s tactics for achieving the investment objectives of the particular accounts; and

•	in the case of a sale, the relative holdings of the asset to be sold and the amount of the sale order filled.

Generally speaking, these considerations being equal, trading opportunities are allocated based on the relative gross assets of the accounts.

Orders for the same security entered on behalf of more than one account will generally be aggregated subject to the aggregation being in the best interests of all participating accounts.

For futures and options, if ASB receives fewer contracts than requested, all at the same price, the contracts will be allocated to eligible accounts on a proportional basis based on the total number of contracts ASB wants to trade for each account. If different prices are received, an average price may be determined and ASB may allocate the order to each account based on the average price.

For other instruments, if ASB is not able to receive one price for an order large enough to satisfy all participants at the same price, additional prices may be sought until all eligible accounts are able to participate in the transaction.

The final orders will be allocated to each account pro-rata to adhere as closely as possible to an average price determined from the weighted average of all orders. Under normal market conditions the time period to fill all accounts will not span longer than one trading day.

ASB may also use allocation credits. The need for allocation credits may arise when demand for a security outstrips the purchase size. When the amount of the security to be purchased is relatively small, precise pro-rata allocations often result in accounts receiving allocation amounts smaller than the DTCC minimum trade amount or minimum trade amount preferred by the portfolio manager. An account that would have received a pro-rata allocation below the targeted trade size may receive an allocation credit instead of the amount it would have received in a pro-rata allocation. At the discretion of the portfolio manager, accounts that accumulate credits may receive an allocation of the next similar purchase if the next similar purchase is in line with portfolio guidelines and portfolio strategy.

ASB tests compliance with our Trade Allocation Policy on a daily and quarterly basis. Daily, our Compliance Department reviews an allocation report of trades for strategies other than the global fixed income (GFI”), directional volatility (“Volatility”) and emerging markets equity (“EME”) strategies. Quarterly, our Compliance Department reviews a random sample of allocated trades across all strategies to confirm that allocations are consistent with this policy. In addition, our Compliance Department reviews the dispersion of returns by investment strategy to help identify patterns that might suggest that a client or class of clients is being consciously or consistently favored or disfavored over time. Our Composite Committee also reviews performance dispersion in its regular meetings.

For all strategies other than GFI, EME and Volatility, our Director of the Investment Management Group reviews the performance and daily trade activity for all accounts. ASB’s Chief Investment Officer reviews the performance for all accounts and the daily trade activity of the Director of the Investment Management Group.

The GFI, EME and Volatility strategies are invested by ASB portfolio managers based on model portfolios created by Amundi S.A. portfolio managers. ASB’s Risk Department reviews the GFI, EME and Volatility positions to help ensure that they do not diverge from the model portfolios by a certain weighted percentage as well as to help ensure they are within the same risk control framework. Amundi London Chief Investment Officer reviews the positions and activity of accounts in the GFI strategy. Amundi Group Global Head of Equities reviews positions and activity of accounts in the Volatility and EME strategies. These reviews are to, among other things, monitor account positioning and performance against the applicable strategy benchmark.

The reviews of performance dispersion also serve to test whether accounts with similar objectives are managed with similar risks. In addition, the Risk Department sets risk budgets for each account and monitors compliance with those risk limits and reviews daily performance.

Portfolio manager compensation practices present another potential conflict of interest with side-by-side management. The factors ASB uses in evaluating a portfolio manager’s compensation include:

•	risk-adjusted investment performance for all accounts managed by the portfolio manager relative to benchmarks and peers;

•	overall contributions to investment ideas;

•	proportion of total firm assets managed by the portfolio manager and revenue attributable to these accounts;

•	client service;

•	contribution to marketing efforts; and

•	operational efficiency.

In general, a portfolio manager’s compensation will be higher when the specific accounts managed by that portfolio manager do well. However, while ASB does consider portfolio returns and metrics, ASB does not use formulas to set compensation (except for one portfolio manager regarding a single current affiliated client). In evaluating portfolio manager compensation, ASB tries to treat all types of client accounts and all types of products similarly. ASB considers the totality of the portfolio manager’s performance in awarding compensation, and ASB bases compensation on both short-term and long-term successes. ASB also compensates senior employees with equity-like grants, which have multi-year vesting periods. This “phantom equity”, whose value is a function of the company’s revenues and profits, will generally be worth more when the firm is successful and is providing superior results to its clients. We believe that this equity provides appropriate incentives to act in the long term interests of the firm and its clients.

ASB’s approach is intended to help align the interests of our clients with its employees. ASB is, however, aware of potential conflicts of interest associated with portfolio manager compensation, and therefore monitor compliance with our Trade Allocation Policy as described above.

An additional conflict of interest presented by both performance-based fee arrangements and asset-based fee arrangements involves the pricing of securities held in client accounts and funds. Higher values for securities held in client accounts and funds will result in larger performance-based fees and asset-based fees paid by clients.

Our fees, however, are typically based on the client’s third party custodian or administrator’s pricing of securities held in the account, not on our pricing. Certain of our sponsored funds hire a fund administrator and the fund administrator prices the securities held by the fund based on a price source matrix that we provide.

ASB addresses the potential conflict regarding valuation through our Securities Pricing Policy or, for EME, Volatility and GFI, Amundi S.A.’s policy, which sets forth the overall guidelines and procedures used to price securities held in client accounts. Pricing information from qualified third-party pricing vendors is used to price the securities in all client accounts. The list of vendor sources used for each security type are listed in the appropriate pricing policy.

In the rare case when a third party price indication is not available for a security or it is determined that available third party price indications are materially incorrect, the security may be valued at fair value using methods determined in good faith.

While ASB performs reconciliations at least monthly with each client’s custodian or fund administrator, their prices will not always match our internal price for the same security.

There are a number of possible reasons for discrepancies between ASB’s security prices and the prices used by fund administrators or client custodians. Clients and fund investors should not expect ASB’s internal prices to always match those of the fund administrator or custodian.

ASB acts as investment manager for numerous client accounts and funds. ASB may give advice and take action with respect to certain of its client accounts or funds that differs from advice or action taken on behalf of other client accounts or funds.

Ariel Investments, LLC

Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. The Adviser allocates investment decisions across all accounts in a strategy in order to limit conflicts involved in managing multiple accounts. Differences in investments are primarily a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Bailard, Inc. (“Bailard”)

Bailard’s services are provided to a broad range of client types. Conflicts of interest may arise with Bailard managing the Fund’s assets as well as the assets of its other clients. Some of these may conflicts include:

Bailard and its affiliates have performance-based fee arrangements or allocations (collectively, “Performance Fees”) from some of the funds and accounts that it manages. The Performance Fee may create an incentive for Bailard to favor client accounts and funds that charge Performance Fees (which are likely to be higher fee paying accounts) over other client accounts or funds in the trading of account securities or in the allocation of investment opportunities. Bailard has adopted Side-by-Side Management policies and procedures to help ensure that all of the accounts we manage are treated fairly regardless of the types of fees that they pay.

From time to time, Bailard may buy, sell or sell short the same securities in different client accounts and in our own proprietary accounts (including those of certain affiliates). These trades may occur in the same direction (that is buying the same security in all affected accounts, selling the same security in all affected accounts or selling short the same securities in all affected accounts). These trades may also occur in opposite directions (that is buying the same security in one account (or accounts) while selling it or selling it short in other account(s) or vice versa). We may buy, sell or sell short the same security in different client accounts and in our proprietary accounts as long as the trades: (i) are consistent with the investment strategy for each account; and (ii) do not systematically favor or disadvantage one account or class of accounts over another.

Where more than one broker is believed to be capable of providing the best execution with respect to a particular portfolio transaction, Bailard may select a broker that provides research or brokerage services to Bailard. Bailard also engages in commission sharing arrangements in which commissions for trades executed by one broker are shared with another broker that provides research or brokerage services to Bailard. In so doing, Bailard may cause a client’s account to pay an amount of commission to a broker greater than the amount another broker would have charged. In selecting such broker, Bailard will make a good faith determination that the amount of commission is reasonable in relation to the value of the research and brokerage services received, viewed in terms of either the specific transaction or Bailard’s overall responsibility to the accounts for which it exercises investment discretion. The receipt of research services or brokerage services from any broker executing transactions for Bailard’s clients will not result in a reduction of Bailard’s customary and normal research activities.

When more than one account purchases or sells the same securities, Bailard may, to the extent permitted by applicable laws and regulations, aggregate or “block” the securities to be purchased or sold in an effort to obtain best execution. The aggregation of trades may create the potential for unfairness if one account is favored over another in allocating the securities purchased or sold (for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.) Bailard has adopted a Trade Priority and Aggregation Policy to help ensure that accounts that participate in the blocking of trades are treated fairly.

The same Bailard employee may serve as the portfolio manager of accounts with different investment strategies (including competing investment strategies) as long as all such accounts are treated fairly and equitably. Bailard seeks to limit, to the extent that is practicable, the number of instances in which the same individual manages accounts with competing investment strategies.

BlackRock Investment Management, LLC

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Boston Advisors, LLC (“Boston Advisors”)

While Boston Advisors does not perceive any actual conflicts of interest that are material to a fund, potential conflicts of interest may exist as a result of the Boston Advisors’ management of multiple accounts, allocating investments among such accounts, personal trading activities of the members of the portfolio management team and permissible use of soft dollars.

Boston Advisors manages multiple separately managed accounts for institutional and individual clients (“Accounts”), each of which may have distinct investment objectives and strategies, some similar to a fund and others different. At times Boston Advisors may determine that an investment opportunity may be appropriate for only some Accounts or may decide that certain of the Accounts should take differing positions with respect to a particular security. In these cases, Boston Advisors may place separate transactions for one or more separate Accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one Account over another, including a fund. Boston Advisors may receive a greater advisory fee for managing an Account than received for advising a fund which may create an incentive to allocate more favorable transactions to such Accounts. Boston Advisors may, from time to time, recommend an Account purchase shares of a fund. Boston Advisors or its affiliates may buy or sell for itself, or other Accounts, investments that it recommends on behalf of a fund. Consistent with its duty to seek best execution, Boston Advisors selects the broker with whom to execute transactions on behalf of a fund. Boston Advisors utilizes soft dollars whereby it may purchase research and services using commission dollars generated by a fund. Often, the research and services purchased using a fund’s commissions benefit other Accounts of Boston Advisors. Soft dollars may create an actual or perceived conflict of interest whereas the Boston Advisors may have an incentive to initiate more transactions to generate soft dollar credits or may select only those brokers willing to offer soft dollar credits when placing transactions for a fund.

Boston Advisors has adopted a trade aggregation policy which requires that all clients be treated equitably and compliance policies and procedures. The trade aggregation policy and compliance policies and procedures are designed to detect the types of conflicts of interest described above. However, there is no guarantee that such procedures will always detect or prevent every situation in which an actual or perceived conflict of interest may arise.

Brown Capital Management, LLC (“Brown Capital”)

Brown Capital manages portfolios for multiple institutional, individual, and mutual fund clients. Each portfolio has its own set of investment objectives and investment policies that may differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, a particular portfolio may contain different securities than the Fund, and investment decisions may be made in other accounts that are different than the decisions made for the Fund. As an example, the portfolio manager may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios.

Brown Capital’s objective is to meet its fiduciary obligation to treat all clients fairly. To help accomplish this objective and to address potential conflicts of interest, Brown Capital has adopted and implemented policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Brown Capital’s compliance procedures include actively monitoring compliance with investment policies, trade allocation, and Code of Ethics requirements. In addition, Brown Capital’s senior management team reviews the performance of portfolio managers and analysts.

Dimensional Fund Advisors LP

Portfolio Manager Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has primary day-to-day oversight responsibilities for multiple accounts. In addition to the Fund, these accounts may include registered mutual funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Fund, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by the Fund. Actual or apparent conflicts of interest include:

•	Time Management. The management of the Fund and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Accounts managed by a portfolio manager may be managed using the same investment approach that is used in connection with the management of the Fund.

•	Investment Opportunities. It is possible that at times identical securities will be held by the Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Fund or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Fund and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Fund and other Accounts.

•	Broker Selection. With respect to securities transactions for the Fund, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separately managed accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or an Account.

•	Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

•	Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Fund or other Accounts for which the portfolio manager may have portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect every situation in which a conflict arises.

Garcia Hamilton & Associates, L.P.

Garcia Hamilton’s investment teams and individual portfolio managers often manage multiple accounts, including separate accounts and mutual funds, according to the same or a similar investment strategy. Side-by-side management of the funds and other accounts raises the possibility of favorable or preferential treatment of a client or a group of clients.

Garcia Hamilton does not offer performance-based fees; however, Garcia Hamilton may receive fees based on performance in cases where a client has proposed and the Firm has accepted a performance-based fee arrangement. Entitlement to a performance-based fee arrangement may create an incentive for Garcia Hamilton to take risks in managing assets which may be riskier or more speculative than those which would be recommended under a different fee arrangement.

To eliminate or significantly reduce the potential for conflicts of interest, all accounts invested in a product are managed alike, subject to client restrictions, in determining the timing of as well as the securities to be bought or sold regardless of the fee arrangements. Garcia Hamilton has adopted policies and procedures designed to address such conflicts, including, but not limited to, aggregation of trades, allocation of investment opportunities, and soft dollars. In addition, Garcia Hamilton does not have any broker-dealer affiliates or have economic relationships that create a material conflict of interest. Orders are placed and trades are executed subject to “Best execution”, with brokers or dealers that Garcia Hamilton believes are responsible and effect execution of such orders under conditions most favorable to its accounts.

Garcia Hamilton’s Code of Ethics is designed to assure that the personal securities transactions, activities and interests of its employees will not interfere with (i) making decisions in the best interest of advisory clients and (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

To help mitigate the potential for conflicts of interest, Garcia Hamilton’s Code of Ethics imposes restrictions on the purchase or sale of securities for an employee’s own accounts and the accounts of certain household members and seeks to ensure that employees do not personally benefit from the short-term market effects of Garcia Hamilton’s investment decisions in client accounts.

Goldman Sachs Asset Management, L.P.

Conflicts of Interest. The involvement of the GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more funds for which GSAM is a sub-adviser or adviser (a “Fund” and together the “Funds”) or limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs purchases, sells and holds a broad array of investments, actively trades securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets in which the certain funds directly and indirectly invest. Thus, it is likely that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to certain of the Funds. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on Fund performance, and GSAM would still receive significant compensation from the Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and Funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs, and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and also may perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Funds. The Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, in accordance with applicable law.

Henderson Geneva Capital Management LLC (“Henderson Geneva”)

Henderson Geneva’s portfolio managers manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, public entities and foundations) and wrap fee programs (“Other Accounts”). Certain of these Other Accounts may pay higher advisory fees than a Fund creating an incentive to favor the higher paying account. Therefore, conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of such Other Accounts on the other hand. However, Henderson Geneva has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

Although Henderson Geneva’s investment decisions on behalf of a Fund may differ from and/or conflict with advice given to its other clients, some Other Accounts may make investments in the same type of instruments or securities as a Fund at the same time as a Fund. These Other Accounts may have investment strategies similar to a Fund. In addition, Henderson Geneva’s personnel may stand to benefit more personally from good investment performance by these Other Accounts than by equivalent performance of a Fund. In those instances where a Fund and another client of Henderson Geneva’s trade in the same type of instrument at the same time, Henderson Geneva has established trading models and aggregation and allocation procedures to allocate such trades equitably among its various clients and a Fund. In some cases, this procedure may affect adversely the size or price of the position obtainable for a Fund.

In purchasing and selling portfolio securities for a Fund, Henderson Geneva seeks to obtain best execution on behalf of its clients. Henderson Geneva has adopted procedures to monitor its best execution responsibilities. Henderson Geneva may engage broker-dealers on behalf of a Fund who provide research services to Henderson Geneva at a commission rate that is higher than another broker might have charged. However, Henderson Geneva will only do so if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or Henderson Geneva’s other advisory accounts. Research services provided to Henderson Geneva from brokers in connection with a Fund’s brokerage transactions and Henderson Geneva’s Other Accounts may disproportionately benefit Henderson Geneva’s other clients based on the relative amounts of brokerage services provided to a Fund and such other clients.

Herndon Capital Management, LLC (“Herndon”)

Herndon seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and multiple separate accounts. The portfolio manager makes decisions for each account including the Fund based on the investment objectives, guidelines, directions, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of the securities purchased for the accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. Herndon has adopted policies and procedures that it believes addresses the potential conflicts of interest including the allocation of investment opportunities on a fair and equitable basis over time; although there is no assurance that such policies and procedures will adequately address such conflicts. The firm’s Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that client interests are paramount.

HighMark Capital Management Inc. (“HCM”)

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the HCM believes are faced by investment professionals at most major financial firms. HCM and its Board of Directors have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, HCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one HCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. HCM and its Board of Directors have adopted compliance procedures that provide that any transactions between a Fund and another HCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

HCM or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to HCM and its affiliates.

A Fund’s portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel of HCM, including a Fund’s portfolio manager(s), are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by HCM that contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Nationwide Asset Management, LLC

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate Nationwide Asset Management or its affiliate based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for portfolio managers in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons. Nationwide Asset Management has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Standard Life Investments (Corporate Funds) Limited

Standard Life Investments recognizes that conflicts of interest may arise as the result of its investment activities. For instance, from time to time, directors, officers, employees or their related persons (collectively referred to as “employees”) of Standard Life Investments may wish to engage directly or indirectly in a personal investment in securities that Standard Life Investments has bought or sold on behalf of clients. This process is governed by a personal trading policy and insider trading policy which all employees of Standard Life Investments must adhere to. The policies are incorporated within the Code of Conduct which is issued to new employees at the commencement of employment, and annually thereafter. Standard Life Investments may receive performance fees from certain of its clients. In addition, affiliates of Standard Life Investments will, from time to time, make investments in the products managed by Standard Life Investments. These facts give rise to the risk that Standard Life Investments might allocate trades in a manner which favors the interests of certain clients over others. Standard Life Investments has implemented policies and controls designed to mitigate this risk.

Strategic Global Advisors, LLC

The portfolio managers for the Fund manage multiple accounts, including the Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. SGA has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

Thompson, Siegel & Walmsley LLC

Policy

TS&W’s Board of Managers, Management and Operations Committee and associates have a duty to act for the benefit of its clients and to take action on the clients’ behalf before taking action in the interest of TS&W or any of its associates when a conflict of interest between the client and TS&W arises.

Background

As a SEC registered adviser, TS&W and its associates are subject to various requirements under the Advisers Act and rules adopted there-under. These requirements include various anti-fraud provisions which make it unlawful for advisers to engage in any activities which may be fraudulent, deceptive or manipulative.

TS&W has a fiduciary responsibility to its advisory clients and as such as a duty of loyalty and to always act in utmost good faith, place its clients’ interests first and foremost and to make full and fair disclosure of all material facts and in particular, information as to any potential and/or actual conflicts of interests.

Responsibility

TS&W’s CCO has the responsibility for implementing and monitoring TS&W’s Conflicts of Interest Policy for content and accuracy.

Procedure

TS&W has identified a number of potential conflicts of interest and adopted various procedures and internal controls to review, monitor and ensure the Firm’s Conflict of Interest Policy is observed, implemented properly and amended or updated, as appropriate. TS&W has identified the following potential conflicts and the specific Policy, ADV disclosure, or reference in the Associates Manual which addresses the conflict:

•	Trade allocation/rotation favoring proprietary accounts and/or TS&W’s clients with higher fee schedules. TS&W’s proprietary account and client accounts with higher fee schedules will participate in bunch trades when appropriate, on an equal basis, with TS&W clients. This is disclosed in TS&W’s disclosure document. TS&W’s allocation and rotation policies are designed to ensure equitable treatment of all clients’ orders and details may be found in:

•	Trading Policy –Trade Rotation & Allocations

•	Form ADV Part 2A - Item 12 – Brokerage Practices – Bunched Trades/Block Trades and Partial Fill Process

•	IPO allocation favoring proprietary accounts and TS&W’s clients with higher fee schedules. TS&W’s allocation policies are designed to ensure equitable treatment of all clients’ orders participating in IPOs. TS&W’s four factor process generally requires at least three years of financial history prior to being considered for purchase which makes it less likely that a security would ever be available under an IPO.

•	Trading Policy and Procedure-Initial Public Offerings (IPOs)

•	Trading with an affiliate could be a conflict of interest. TS&W has developed an Affiliates Policy that addresses this issue and precludes TS&W from trading with its affiliates. The Director of Trading and the Trade Management Oversight Committee has responsibility for overseeing all Firm trading activity to ensure TS&W does not trade with its affiliates.

•	Affiliates Policy

•	Form ADV Part 2A – Item 10 – Other Financial Industry Activities and Affiliations - Broker-Dealer

•	TS&W may have a conflict from specific proxy voting issues. TS&W’s Proxy Voting Policy addresses potential conflicts of interest by reviewing the relationship of TS&W with the issuer of each security to determine if TS&W or any of its associates has any financial, business or personal relationship with the issuer, where a conflict might exist. If TS&W determines that a material conflict exists, TS&W will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TS&W.

•	Proxy Voting Policy

•	Form ADV Part 2A – Item 17 - Voting Client Securities

•	Soft Dollar transactions could benefit TS&W’s research effort by allocating more trades to commission sharing arrangement (“CSA”) brokers. TS&W’s Soft Dollar Policy is designed to ensure that all research and brokerage services are qualified under the eligibility guidelines of 28(e). All new research or brokerage services and any amendments to existing services are documented in writing. TS&W’s Trade Management Oversight Committee and its Investment Policy Committee have responsibilities to review overall trading including transaction costs and its allocation to CSAs to ensure TS&W doesn’t misallocate more trades to CSAs for unnecessary or inappropriate services.

•	Soft Dollars Policy

•	Form ADV Part 2A – Item 12 – Brokerage Practices – Soft Dollars

•	The ability of alternative products to short securities held in other TS&W long-only accounts could result in conflicting strategies that could find TS&W’s clients at odds with one another. TS&W’s Trading Policy addresses this conflict by allowing the WPS strategy to short securities held in a primary strategy with a minimum market capitalization of $10 billion. Rules are written and tested in the trading system, Charles River (“CRD”) to monitor this requirement.

•	Trading Policy

•	Form ADV Part 2A – Item 6 – Performance-Based Fees and Side-by-Side Management

•	Favoring investment strategies/accounts in which TS&W has additional financial interest other than standard fees (LLC and performance-based fee accounts). TS&W’s Trading Policies, including allocation procedures, are designed to ensure strategies where TS&W has additional financial interest will be treated fairly but will not be in a position to take advantage of that financial interest. Various restrictions are placed in CRD and tests are performed to ensure no accounts in which TS&W has a more favorable financial interest take advantage of that position.

•	Trading Policy – Other Trading Considerations

•	Form ADV Part 2A – Item 10 – Other Financial Industry Activities and Affiliations

•	TS&W associates’ personal trading and the potential use of inside information can create conflicts but are subject to the TS&W Code of Ethics and Personal Securities Transactions & Records Policy. TS&W associates are required to pre-clear personal transactions as required by the Code of Ethics and transactions are monitored to ensure no associate takes advantage of any TS&W client trades.

•	Personal Securities Transactions & Records Policy

•	Code of Ethics

•	Form ADV Part 2A –Item 11 – Code of Ethics

•	Portfolio Manager Compensation could present a portfolio manager an opportunity to advantage one client or a strategy over another if his/her compensation was so incentivized. TS&W’s compensation strategy is not incentivized in that way. TS&W’s compensation strategy addresses this potential conflict by providing competitive base salaries commensurate with an individual’s responsibility and providing incentive bonus awards that may significantly exceed base salary. Annually, the TS&W Remuneration Committee is responsible for determining the discretionary bonus, utilizing an analytical and qualitative assessment process. Factors used to determine compensation are: commitment to TS&W’s core values, long-term performance, the product’s strategic position in the overall success of TS&W, and support of marketing/client service commitments. Key associates may be awarded cash bonuses, and deferred TS&W equity grants. All qualified employees participate in the TS&W Employees’ Retirement Plan.

•	Side-by-side management, where a portfolio manager is responsible for managing different strategies/accounts or managing an alternative strategy and a long only strategy could present instances where a portfolio manager may devote unequal time and attention to each account or strategy. TS&W acknowledges that some of its portfolio managers have input to multiple strategies and clients. TS&W feels it has addressed this specific conflict by: 1) having all of its long only equity investment strategies working off of the same four-factor investment process; 2) aggregating trades for strategies when possible and providing Firm-wide notice of trading activity; 3) periodic review of investment returns by the Investment Policy Committee and trading by TMOC; and 4) by having co-portfolio managers on many of its investment strategies.

•	Form ADV Part 2A – Item 6. – Performance-Based Fees and Side-By-Side Management

•	While acceptable to the SEC, paying for client referrals can result in a conflict of interest. The SEC’s Cash Solicitation Rule (Rule 206(4)-3) details the rules under which an investment adviser may compensate persons who solicit advisory clients. TS&W has incorporated those rules and necessary disclosure into its Solicitor Arrangement Policy to prevent any conflict of interest.

•	Solicitor Arrangements Policy

•	Form ADV Part 2A – Item 14 – Client Referrals and Other Compensation

•	TS&W is the managing member of WPS Capital Fund LLC, and as such has access to the assets of the LLC, which presents an opportunity for a conflict of interest. In order to prevent any conflict in the LLC, TS&W has a third party administrator provide monthly reports and annually requires the LLC to be audited by a Public Company Account Oversight Board (“PCAB”) approved auditor.

•	Custody Policy

•	Form ADV Part 2A – Item 15 - Custody

•	The receipt of gifts and entertainment from clients or other business associates could influence a portfolio manager to favor such a client in the managing of their portfolio. TS&W associates are subject to its Code of Ethics which requires all associates to identify any gifts given or received in their quarterly compliance reporting. TS&W associates are limited to receipt of gifts given or received valued at $100 and entertainment given or received valued at $250, unless approved as an exception.

•	Code of Ethics

•	Form ADV Part 2A – Code of Ethics

While TS&W has recognized the conflicts summarized above, it realizes that it cannot identify all conflicts that exist or may arise in its business. Regardless of the ability to identify all conflicts, it has been emphasized to all TS&W associates through its policies and procedures and Code of Ethics to always act in utmost good faith, place its clients’ interests first and foremost and to make full and fair disclosure of all material facts and in particular, information as to any potential and/or actual conflicts of interests.

UBS Asset Management (Americas), Inc. (“UBS AM”)

(formerly UBS Global Asset Management (Americas), Inc.)

The portfolio management team’s management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.

UBS Group AG (“UBS”) is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund.

UBS AM may purchase or sell, or recommend for purchase or sale, for the Fund or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS AM may recommend to the Fund or its other clients, or purchase for the Fund or its other clients, securities of issuers in which UBS has an interest as described in this paragraph.

From time to time and subject to client approval, UBS AM may rely on certain affiliates to execute trades for the Fund or its other accounts. For each security transaction effected by UBS, UBS AM may compensate and UBS may retain such compensation for effecting the transaction, and UBS AM may receive affiliated group credit for generating such business.

Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the Fund. UBS and one or more Client Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund.

UBS AM and its advisory affiliates utilize a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS AM’s personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS AM and its advisory affiliates, UBS AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS AM’s clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS AM’s clients may benefit advisory affiliates and their clients. UBS AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS AM’s overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While we select brokers primarily on the basis of the execution capabilities, UBS AM, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

Ziegler Capital Management, LLC (“ZCM”)

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. ZCM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, ZCM has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, ZCM determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, ZCM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, ZCM may place separate, non-simultaneous, transactions for a Fund and other accounts that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where ZCM has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

ZCM has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

APPENDIX D

5% SHAREHOLDERS

D-1

PART C

OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)	Second Amended and Restated Agreement and Declaration of Trust, amended and restated as of June 17, 2009, (the “Amended Declaration”), of Registrant, Nationwide Mutual Funds (the “Trust”), a Delaware Statutory Trust, previously filed as Exhibit EX-28.a with the Trust’s registration statement on November 17, 2009, is hereby incorporated by reference.

(b)	Second Amended and Restated Bylaws, amended and restated as of June 17, 2009 (the “Amended Bylaws”), of the Trust, previously filed as Exhibit EX-28.b with the Trust’s registration statement on November 17, 2009, is hereby incorporated by reference.

(c)	Certificates for shares are not issued. Articles III, V, and VI of the Amended Declaration and Article VII of the Amended Bylaws, incorporated by reference to Exhibit (a) and (b) hereto, define rights of holders of shares.

(d)	Investment Advisory Agreements

	(1)	Investment Advisory Agreement dated May 1, 2007 pertaining to certain series of the Trust currently managed by Nationwide Fund Advisors, previously filed as Exhibit EX-99.d.2 with the Trust’s registration statement on June 14, 2007, is hereby incorporated by reference.

(a) Exhibit A to the Investment Advisory Agreement amended May 1, 2015, pertaining to certain series of the Trust managed by Nationwide Fund Advisors, previously filed as Exhibit EX-28.d.1.a with the Trust’s registration statement on July 30, 2015, is hereby incorporated by reference.

	(2)	Investment Advisory Agreement dated August 28, 2007 pertaining to the Target Destination Funds currently managed by Nationwide Fund Advisors, previously filed as Exhibit EX-23.d.2 with the Trust’s registration statement on August 27, 2007, is hereby incorporated by reference.

(a) Exhibit A to the Investment Advisory Agreement, amended September 25, 2014 pertaining to the Nationwide Destination 2060 Fund, managed by Nationwide Fund Advisors, previously filed as Exhibit EX-28.d.2.b. with the Trust’s registration statement on October 16, 2014, is hereby incorporated by reference.

	(3)	Investment Advisory Agreement dated September 18, 2015 pertaining to the Nationwide Emerging Markets Debt Fund, the Nationwide Amundi World Bond Fund, Nationwide Amundi Global Yield Fund and Nationwide Amundi Strategic Income Fund, previously filed as Exhibit EX-28.d.3, with the Trust’s registration statement on October 13, 2015, is hereby incorporated by reference.

	(4)	Subadvisory Agreements

(a) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and BlackRock Investment Management, LLC, effective May 1, 2007, as amended June 16, 2010, previously filed as Exhibit EX-28.d.3.a with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(1) Exhibit A to the Amended Subadvisory Agreement, effective May 1, 2007, as amended February 1, 2012, among the Trust, Nationwide Fund Advisors and BlackRock Investment Management, LLC previously filed as Exhibit EX-28.d.3.a.1 with the Trust’s registration statement on February 24, 2012, is hereby incorporated by reference.

(b)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Dimensional Fund Advisors LP, effective December 19, 2007, previously filed as Exhibit EX-23.d.3.i with the Trust’s registration statement on December 28, 2007, is hereby incorporated by reference.

(c)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Nationwide Asset Management, LLC, effective January 1, 2008, previously filed as Exhibit EX-23.d.3.h with the Trust’s registration statement on December 19, 2008, is hereby incorporated by reference.

(1) Exhibit A to the Subadvisory Agreement, amended May 1, 2013, among the Trust, Nationwide Fund Advisors and Nationwide Asset Management, LLC, effective January 1, 2008, previously filed as Exhibit EX-28.d.3.c.1 with the Trust’s registration statement on April 3, 2014, is hereby incorporated by reference.

(d)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Federated Investment Management Company, effective April 2, 2009, previously filed as Exhibit EX-28.d.3.i with the Trust’s registration statement on February 26, 2010, is hereby incorporated by reference.

(1) Exhibit A to the Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Federated Investment Management Company, effective April 2, 2009, amended December 2, 2009, previously filed as Exhibit EX-28.d.3.i.1 with the Trust’s registration statement on February 26, 2010, is hereby incorporated by reference.

(e)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Goldman Sachs Asset Management, Inc. effective March 22, 2011, previously filed as Exhibit EX-28.d.3.i with the Trust’s registration statement on July 1, 2011, is hereby incorporated by reference.

(1) Exhibit A to the Subadvisory Agreement among the Trust, Nationwide Fund Advisers and Goldman Sachs Asset Management, Inc. effective March 22, 2011, as amended October 1, 2014, previously filed as Exhibit EX-28.d.3.e.1 with the Trust’s registration statement on October 16, 2014, is hereby incorporated by reference.

(f)	Subadvisory Agreement among the Trust, Nationwide Fund Advisers and Brown Capital Management, LLC effective August 26, 2011, previously filed as Exhibit EX-28.d.3.j with the Trust’s registration statement on September 16, 2011, is hereby incorporated by reference.

(g)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) effective July 19, 2011, previously filed as Exhibit EX-28.d.3.k with the Trust’s registration statement on July 1, 2011, is hereby incorporated by reference.

(1) Exhibit A to the Subadvisory Agreement among the Trust, Nationwide Fund Advisors and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), effective July 19, 2011, amended November 19, 2012, previously filed as Exhibit EX-28.d.3.k.1 with the Trust’s registration statement on December 6, 2012, is hereby incorporated by reference.

(h)	Subadvisory Agreement among the Trust, Nationwide Fund Advisers and Thompson, Siegel & Walmsley LLC, effective April 22, 2013, previously filed as Exhibit EX-16.6.c.xii with the Trust’s registration statement on Form N-14 on May 17, 2013, is hereby incorporated by reference.

(i)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and HighMark Capital Management, Inc., effective April 1, 2013, previously filed as Exhibit EX-28.d.3.j with the Trust’s registration statement on June 17, 2013, is hereby incorporated by reference.

(j)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Bailard, Inc., effective June 4, 2013, previously filed as Exhibit EX-28.d.3.k with the Trust’s registration statement on October 17, 2013, is hereby incorporated by reference.

(1) Exhibit A to the Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Bailard, Inc., effective March 31, 2014, previously filed as Exhibit EX-28.d.3.j.1 with the Trust’s registration statement on April 3, 2014, is hereby incorporated by reference.

(k)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Henderson Geneva Capital Management LLC, effective October 1, 2014, previously filed as Exhibit EX-28.d.3.k with the Trust’s statement on October 16, 2014, is hereby incorporated by reference.

(l)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Ziegler Capital Management, LLC, effective December 1, 2013, previously filed as Exhibit EX-28.d.3.m with the Trust’s registration statement on February 20, 2014, is hereby incorporated by reference.

(m)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Garcia Hamilton & Associates, LP, effective March 31, 2014, previously filed as Exhibit EX-28.d.3.m with the Trust’s registration statement on April 3, 2014, is hereby incorporated by reference.

(n)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Herndon Capital Management, LLC., effective March 31, 2014, previously filed as Exhibit EX-28.d.3.n with the Trust’s registration statement on April 3, 2014, is hereby incorporated by reference.

(o)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Strategic Global Advisors, LLC, effective March 31, 2014, previously filed as Exhibit EX-28.d.3.o with the Trust’s registration statement on April 3, 2014, is hereby incorporated by reference.

(p)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Ariel Investments, LLC., effective March 31, 2014, previously filed as Exhibit EX-28.d.3.p with the Trust’s registration statement on April 3, 2014, is hereby incorporated by reference.

(q)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Boston Advisors, LLC, effective March 13, 2014, previously filed as Exhibit EX-28.d.3.r with the Trust’s registration statement on March 25, 2014, is hereby incorporated by reference.

(1) Exhibit A to the Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Boston Advisors, LLC, effective December 10, 2015, previously filed as Exhibit EX 28.d.4.q.1 with the Trust’s registration statement on December 17, 2015 is hereby incorporated by reference.

		(r)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Standard Life Investments (Corporate Funds) Limited, effective October 5, 2015, previously filed as Exhibit EX-28.d.4.r with the Trust’s registration statement on October 13, 2015, is hereby incorporated by reference.

		(s)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Amundi Smith Breeden, LLC, effective September 25, 2015, previously filed as Exhibit EX-28.d.4.s with the Trust’s registration statement on October 14, 2015, is hereby incorporated by reference.

(1) Exhibit A to the Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Amundi Smith Breeden, LLC, effective August 1, 2016, is filed herewith as Exhibit EX-28-d.4.s.1.

(e)	(1)	Underwriting Agreement dated May 1, 2007, amended as of February 28, 2008, between the Trust and Nationwide Fund Distributors LLC (“NFD”), previously filed as Exhibit EX-23.e.1 with the Trust’s registration statement on June 14, 2007, is hereby incorporated by reference.

		(a)	Schedule A to the Underwriting Agreement dated May 1, 2007, as amended September 18, 2015 between the Trust and NFD, for certain series of the Trust, previously filed as Exhibit EX-28.e.1.a with the Trust’s registration statement on October 13, 2015, is hereby incorporated by reference.

	(2)	Model Dealer Agreement, effective January 2008, previously filed as Exhibit EX-23.e.2 with the Trust’s registration statement on February 27, 2008, is hereby incorporated by reference.

(f)	Not applicable.

(g)	Custodian Agreement

	(1)	Custody Agreement dated April 4, 2003, between the Trust and JPMorgan Chase Bank, previously filed as Exhibit EX-99.g.1 with the Trust’s registration statement on February 28, 2005, is hereby incorporated by reference.

		(a)	Amendment to the Custody Agreement dated December 2, 2009, previously filed as Exhibit EX-28.g.1.a with the Trust’s registration statement on February 26, 2010, is hereby incorporated by reference.

		(b)	Amendment to the Custody Agreement dated March 8, 2012, previously filed as Exhibit EX-28.g.1.d with the Trust’s registration statement on July 2, 2012, is hereby incorporated by reference.

		(c)	Amendment to the Custody Agreement dated September 18, 2015, for certain series of the Trust, previously filed as Exhibit EX-28.g.1.c with the Trust’s registration statement on October 13, 2015, is hereby incorporated by reference.

		(d)	Amendment to Global Custody Agreement dated March 11, 2011, is filed herewith as Exhibit EX-28.g.1.d.

		(e)	Amendment to Global Custody Agreement dated December 9, 2015, is filed herewith as Exhibit EX-28.g.1.e.

(f) Amendment to Global Custody Agreement dated August 26, 2016, is filed herewith as Exhibit EX-28.g.1.f.

	(2)	Waiver to Global Custody Agreement dated as of February 28, 2005, between the Trust and JPMorgan Chase Bank, previously filed as Exhibit EX-99.g.1.a with the Trust’s registration statement on February 28, 2006, is hereby incorporated by reference.

	(3)	Cash Trade Execution Rider dated April 4, 2003, previously filed as Exhibit EX-99.g.1.b with the Trust’s registration statement on February 28, 2006, is hereby incorporated by reference.

	(4)	Concentration Accounts Agreement dated December 2, 2009, between the Trust and JPMorgan Chase Bank, previously filed as Exhibit EX-28.g.4 with the Trust’s registration statement on February 26, 2010, is hereby incorporated by reference.

	(5)	Rider for Securities Lending to Global Custody Agreement dated March 28, 2014 is filed herewith as Exhibit EX-28.g.5.

	(6)	Addendum to Fee Schedule to Rider for Securities Lending to Global Custody Agreement dated March 28, 2014 is filed herewith as EX-28.g.6.

(h)	(1)	Joint Fund Administration and Transfer Agency Agreement, effective May 1, 2010, between the Trust, Nationwide Mutual Funds and Nationwide Fund Management LLC, previously filed as Exhibit EX-28.h.1 with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

	(2)	Administrative Services Plan effective May 1, 2007, amended December 15, 2011, previously filed as Exhibit EX-28.h.2 with the Trust’s Registration Statement on December 12, 2011 is hereby incorporated by reference.

(a) Form of Servicing Agreement to Administrative Services Plan (“Servicing Agreement”), effective January 2007, previously filed as Exhibit EX-23.h.2.b with the Trust’s registration statement on February 28, 2007, is hereby incorporated by reference.

(b) Administrative Services Plan effective March 10, 2015, as amended September 18, 2015, previously filed as Exhibit EX-28.h.2.b with the Trust’s registration statement on October 13, 2015, is hereby incorporated by reference.

	(3)	Form of Operational Servicing Agreement between Nationwide Fund Management LLC and Fund Provider(s), previously filed as Exhibit EX-23.h.3 with the Trust’s registration statement on August 27, 2007, is hereby incorporated by reference.

	(4)	Expense Limitation Agreement between the Trust and Nationwide Fund Advisors, effective May 1, 2007, and amended as of January 9, 2008, previously filed as Exhibit EX-23.h.4 with the Trust’s registration statement on February 27, 2008 is hereby incorporated by reference.

(a) Exhibit A to the Expense Limitation Agreement, effective May 1, 2007, as amended December 9, 2015 between the Trust and Nationwide Fund Advisors, previously filed as Exhibit EX-28.h.4.a with the Trust’s registration statement on February 22, 2016, in hereby incorporated by reference.

	(5)	Assignment and Assumption Agreement between Gartmore Mutual Funds, an Ohio business trust (“OBT”) and the Trust, a Delaware statutory trust, dated February 28, 2005, assigning to the Trust OBT’s title, rights, interests, benefits and privileges in and to certain contracts listed in the Agreement, previously filed as Exhibit EX-99.h.11 with the Trust’s registration statement on February 28, 2006, is hereby incorporated by reference.

	(6)	Fee Waiver Agreement between Nationwide Mutual Funds and Nationwide Fund Advisers for the Nationwide Fund, effective as of September 2, 2015, previously filed as Exhibit EX-28.h.6 with the Trust’s registration statement on October 13, 2015, is hereby incorporated by reference.

	(7)	Administrative Services Fee Waiver Agreement between Nationwide Mutual Funds and Nationwide Fund Advisers, effective as of May 1, 2015, previously filed as Exhibit EX-16.13.g with the Trust’s registration statement on Form N-14 on June 30, 2015, is hereby incorporated by reference.

(i)	Legal Opinion of Stradley Ronon Stevens & Young, LLP relating to all current series of the Registrant, previously filed as Exhibit EX-28.i with the Trust’s registration statement on February 22, 2016, is hereby incorporated by reference.

(j)	Not applicable.

(k)	Not applicable.

(l)	Not applicable.

(m)	(1)	Distribution Plan under Rule 12b-1, effective May 1, 2007, amended September 18, 2015, previously filed as Exhibit EX-28.m.1 with the Trust’s registration statement on October 13, 2015, is hereby incorporated by reference.

(n)	(1)	Rule 18f-3 Plan, effective March 2, 2009, amended September 18, 2015, for certain series of the Trust, previously filed as Exhibit EX-28.n.1 with the Trust’s registration statement on October 13, 2015, is hereby incorporated by reference.

(o)	Not applicable.

(p)	(1)	Code of Ethics for the Gartmore Mutual Funds and Gartmore Variable Insurance Trust (now known as the Trust and Nationwide Variable Insurance Trust, respectively) dated December 3, 2008, previously filed as Exhibit EX-23.p.1 with the Trust’s registration statement on February 26, 2009, is hereby incorporated by reference.

	(2)	Code of Ethics for Nationwide Fund Advisors dated January 1, 2015, previously filed as Exhibit EX-23.p.2 with the Trust’s registration statement on February 26, 2015, is hereby incorporated by reference.

	(3)	Advisory Employee Investment Transaction Policy for BlackRock Investment Management, LLC, dated January 15, 2009, previously filed as Exhibit EX-23.p.4 with the Trust’s registration statement on February 26, 2009, is hereby incorporated by reference.

	(4)	Code of Ethics for Dimensional Fund Advisors LP, effective January 1, 2016, previously filed as Exhibit EX-23.p.4 with the Trust’s registration statement on February 22, 2016, is hereby incorporated by reference.

	(5)	Code of Ethics for Nationwide Fund Distributors LLC dated January 1, 2014, previously filed as Exhibit EX-23.p.5 with the Trust’s registration statement on February 26, 2015, is hereby incorporated by reference.

	(6)	Code of Ethics for Federated Investment Management Company, effective January 1, 2016, previously filed as Exhibit EX-28.p.6 with the Trust’s registration statement on February 22, 2016, is hereby incorporated by reference.

(7)	Code of Ethics for Goldman Sachs Asset Management, dated February 6, 2012, previously filed as Exhibit EX-28.p.7 with the Trust’s registration statement on February 26, 2015, is hereby incorporated by reference.

(8)	Code of Ethics for Brown Capital Management, LLC, revised December 31, 2015, previously filed herewith as Exhibit EX-28.p.8 with the Trust’s registration statement on February 22, 2016, is hereby incorporated by reference.

(9)	Code of Ethics for UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), dated January 7, 2013, previously filed as Exhibit EX-28.p.9 with the Trust’s registration statement on February 26, 2015, incorporated by reference.

(10)	Code of Ethics, amended December 2011, for Thompson, Siegel & Walmsley LLC, previously filed as Exhibit EX-28.p.14 with the Trust’s registration statement on September 14, 2012, is hereby incorporated by reference.

(11)	Code of Ethics for HighMark Capital Management, Inc., dated November 1, 2015, previously filed as Exhibit EX-28.p.11 with the Trust’s registration statement on February 22, 2016, is hereby incorporated by reference.

(12)	Code of Ethics for Bailard, Inc., dated March 25, 2014, previously filed as Exhibit EX-28.p.12 with the Trust’s registration statement, is hereby incorporated by reference.

(13)	Code of Ethics for Henderson Geneva Capital Management LLC, as revised October 30, 2015, previously filed as Exhibit EX-28.p.13 with the Trust’s registration statement on February 22, 2016, is hereby incorporated by reference.

(14)	Code of Ethics for Ziegler Capital Management, LLC, dated June 13, 2011, as amended October 29, 2015, previously filed as Exhibit EX-28.p.14 with the Trust’s registration statement on February 22, 2016, is hereby incorporated by reference.

(15)	Code of Ethics for Garcia Hamilton & Associates, L.P., December 2015, previously filed as Exhibit EX-28.p.15 with the Trust’s registration statement on February 22, 2016, is hereby incorporated by reference.

(16)	Code of Ethics for Herndon Capital Management, as revised January 2013, previously filed as Exhibit EX-28.p.17 with the Trust’s registration statement on March 25, 2014, is hereby incorporated by reference.

(17)	Code of Ethics for Strategic Global Advisors, LLC, revised March 14, 2014, previously filed as Exhibit EX-28.p.17 with the Trust’s registration statement on February 26, 2015, is hereby incorporated by reference.

(18)	Code of Ethics for Ariel Investments, LLC, as amended December 31, 2015, previously filed as Exhibit EX-28.p.18 with the Trust’s registration statement on February 22, 2016, is hereby incorporated by reference.

(19)	Code of Ethics for Boston Advisors, LLC, as amended December 2013, previously filed as Exhibit EX-28.p.20 with the Trust’s registration statement on March 25, 2014, is hereby incorporated by reference.

(20)	Code of Ethics for Standard Life Investments (Corporate Funds) Limited, dated November 20, 2014, previously filed as Exhibit EX-28.p.20 with the Trust’s registration statement on October 13, 2015, is hereby incorporated by reference.

	(21)	Code of Ethics for Amundi Smith Breeden, LLC, as amended April 2, 2015, previously filed as Exhibit EX-28.p.21 with the Trust’s registration statement on October 14, 2015, is hereby incorporated by reference.

(q)	(1)	Powers of Attorney with respect to the Trust for Charles E. Allen, Paula H. J. Cholmondeley, Phyllis Kay Dryden, Barbara I. Jacobs, Keith F. Karlawish, Carol A. Kosel, Douglas F. Kridler, Lydia M. Marshall and David C. Wetmore, filed as Exhibit EX-28.q.1 with the Trust’s registration statement on June 18, 2014, are hereby incorporated by reference.

	(2)	Powers of Attorney with respect to the Trust for Michael S. Spangler and Joseph Finelli, previously filed as Exhibit Ex-28.q.2 with the Trust’s registration statement on December 19, 2008, are hereby incorporated by reference.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is presently controlled by or under common control with Registrant.

ITEM 30.	INDEMNIFICATION

Indemnification provisions for officers, directors and employees of Registrant are set forth in Article VII, Section 2 of the Amended Declaration. See Item 28(a) above.

The Trust has entered into indemnification agreements with each of the trustees and certain of its officers. The indemnification agreements provide that the Trust will indemnify the indemnitee for and against any and all judgments, penalties, fines, and amounts paid in settlement, and all expenses actually and reasonably incurred by indemnitee in connection with a proceeding that the indemnitee is a party to or is threatened to be made a party to (other than certain exceptions specified in the agreements), to the maximum extent not expressly prohibited by Delaware law or applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act and the rules and regulations issued with respect thereto by the U.S. Securities and Exchange Commission). The Trust also will indemnify indemnitee for and against all expenses actually and reasonably incurred by indemnitee in connection with any proceeding to which indemnitee is or is threatened to be made a witness but not a party. See Item 23(h)(4) above.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)	Nationwide Fund Advisors, the investment adviser to the Trust, also serves as investment adviser to Nationwide Variable Insurance Trust. To the knowledge of the Registrant, the Directors and Officers of Nationwide Fund Advisors have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of NFA or its affiliates:

Each of the following persons serves in the same or similar capacity with one or more affiliates of Nationwide Fund Advisors. The address for the persons listed below is One Nationwide Plaza, Columbus, Ohio 43215.

Name and Address	Principal Occupation	Position with NFA	Position with Funds
Michael S. Spangler	President and Director of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC	President and Director	President, Chief Executive Officer and Principal Executive Officer

Eric E. Miller	Senior Vice President, General Counsel and Assistant Secretary of Nationwide Funds Group; Secretary of the Trust	Vice President, General Counsel and Assistant Secretary	Senior Vice President, General Counsel and Secretary

Lee T. Cummings	Senior Vice President of Nationwide Funds Group	Senior Vice President	Senior Vice President, Head of Operations

Brian E. Hirsch	Nationwide Funds Group Chief Compliance Officer	Senior Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer

Thomas R. Hickey	Head of Asset Strategies and Portfolio Manager	Senior Vice President, Head of Asset Strategies and Portfolio Manager	Senior Vice President, Head of Asset Strategies and Portfolio Manager

Timothy M. Rooney	Head of Product Development	Senior Vice President, Head of Product Development and Research	Senior Vice President, Head of Product Development and Research

Michael M. Russo	Head of Manager Strategies	Senior Vice President, Head of Manager Strategies	Senior Vice President, Head of Manager Strategies

Joseph A. Finelli	Treasurer and Principal Financial Officer	Vice President, Treasurer and Principal Financial Officer	Vice President, Treasurer and Principal Financial Officer

Robert W. Horner	Associate Vice President and Assistant Secretary of Nationwide Mutual Insurance Company	Associate Vice President and Secretary	N/A

Timothy G. Frommeyer	Senior Vice President and Director Chief Financial Officer of Nationwide Financial Services, Inc.	Director	N/A

Craig D. Stokarski	Associate Vice President of Nationwide Funds Group	Treasurer	N/A

(b)	Information for the Subadviser of the Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide Bond Index Fund and Nationwide International Index Fund.

(1)	BlackRock Investment Management, LLC, (“BlackRock”) acts as subadviser to the funds listed above. The Directors and Officers of BlackRock have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(c)	Information for the Subadviser of the Nationwide U.S. Small Cap Value Fund.

(1)	Dimensional Fund Advisors, LP acts as subadviser to the fund listed above. To the knowledge of the Registrant, the Executive Officers or Partners of Dimensional Fund Advisors, LP have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(d)	Information for the Subadviser of the Nationwide Bond Fund, Nationwide Government Bond Fund and Nationwide Inflation-Protected Securities Fund.

(1)	Nationwide Asset Management, LLC acts as a subadviser to the Nationwide Bond Fund, Nationwide Government Bond Fund and Nationwide Inflation-Protected Securities Fund. Directors and Officers of Nationwide Asset Management, LLC have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(e)	Information for the Subadviser of the Nationwide Government Money Market Fund.

(1)	Federated Investment Management Company (“Federated”) acts as subadviser to the Nationwide Government Money Market Fund, and is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. The subadviser serves as investment adviser to a number of investment companies and private accounts. Except as noted below, the Directors and Officers of Federated have not been engaged in any other business or profession of a substantial nature during the past two fiscal years:

Name and Position with Federated	Other Company	Position with Other Company
Mark D. Olson Trustee	Morris James LLP.	Partner

(f)	Information for the Subadviser of the Nationwide Growth Fund.

(1)	Boston Advisors LLC (“Boston Advisors”) acts as subadviser to the Nationwide Growth Fund. To the knowledge of the Registrant, the Directors and Officers of Boston Advisors have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(g)	Information for the Subadviser of the Nationwide Small Company Growth Fund.

(1)	Brown Capital Management, LLC (“Brown Capital”) acts as subadviser to the Nationwide Small Company Growth Fund. To the knowledge of the Registrant, the Directors and Officers of Brown Capital have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(h)	Information for the Subadviser of the Nationwide Global Equity Fund and the Nationwide High Yield Bond Fund.

(1)	UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) (“UBS AM”) acts as subadviser to the Nationwide Global Equity Fund and Nationwide High Yield Bond Fund and Nationwide International Value Fund. To the knowledge of the Registrant, the Directors and Officers of UBS AM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(i)	Information for the Subadviser of the Nationwide Core Plus Bond Fund.

(1)	Thompson, Siegel & Walmsley LLC (“TS&W”) acts as subadviser to the Nationwide Core Plus Bond Fund. To the knowledge of the Registrant, the Directors and Officers of TS&W have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(j)	Information for the Subadviser of the Nationwide Portfolio Completion Fund.

(1)	Goldman Sachs Asset Management, L.P. (“GSAM”) is a wholly-owned subsidiary of the Goldman Sachs Group, Inc. and serves as subadviser to the Nationwide Portfolio Completion Fund. GSAM is engaged in the investment advisory business. GSAM is part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a world-wide, full-service financial services organization. The Goldman Sachs Group, Inc. is the general partner and principal owner of GSAM. To the knowledge of the Registrant, the Directors and Officers of GSAM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(k)	Information for the Subadviser of the Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark National Intermediate Tax Free Fund, Nationwide HighMark Short Term Bond Fund, Nationwide HighMark Small Cap Core Fund and Nationwide Fund.

(1)	HighMark Capital Management, Inc. (“HighMark”) acts as subadviser to the Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark National Intermediate Tax Free Fund, Nationwide HighMark Short Term Bond Fund, Nationwide HighMark Small Cap Core Fund and Nationwide Fund. To the knowledge of the Registrant, the Directors and Officers of HighMark have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(l)	Information for the Subadviser of the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund, Nationwide Bailard International Equities Fund and Nationwide Bailard Emerging Markets Equity Fund.

(1)	Bailard, Inc. (“Bailard”) acts as subadviser to the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund, Nationwide Bailard International Equities Fund and the Nationwide Bailard Emerging Markets Equity Fund. To the knowledge of the Registrant, the Directors and Officers of Bailard have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(m)	Information for the Subadviser of the Nationwide Geneva Mid Cap Growth Fund and Nationwide Geneva Small Cap Growth Fund.

(1)	Henderson Geneva Capital Management LLC (“Henderson Geneva”) acts as subadviser to the Nationwide Geneva Mid Cap Growth Fund and Nationwide Geneva Small Cap Growth Fund. To the knowledge of the Registrant, the Directors and Officers of Henderson Geneva have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(n)	Information for the Subadviser of the Nationwide Ziegler Equity Income Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund.

(1)	Ziegler Capital Management, LLC (“Ziegler”) acts as subadviser to the Nationwide Ziegler Equity Income Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund. To the knowledge of the Registrant, the Directors and Officers of Ziegler have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(o)	Information for Subadviser of the Nationwide Diverse Managers Fund.

(1)	Garcia Hamilton & Associated, L.P. (“Garcia Hamilton”) acts as subadviser to the Nationwide Diverse Managers Fund. To the knowledge of the Registrant, the Directors and Officers of Garcia Hamilton have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(2)	Herndon Capital Management, LLC (“Herndon”) acts as subadviser to the Nationwide Diverse Managers Fund. To the knowledge of the Registrant, the Directors and Officers of Herndon have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(3)	Strategic Global Advisors, LLC (“SGA”) acts as subadviser to the Nationwide Diverse Managers Fund. To the knowledge of the Registrant, the Directors and Officers of SGA have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(4)	Ariel Investments, LLC (“Ariel”) acts as subadviser to the Nationwide Diverse Managers Fund. To the knowledge of the Registrant, the Directors and Officers of Ariel have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(p)	Information for Subadviser of the Nationwide Emerging Markets Debt Fund.

(1)	Standard Life Investments (Corporate Funds) Limited (“Standard Life”) acts as subadviser to the Nationwide Emerging Markets Debt Fund. To the knowledge of the Registrant, the Directors and Officers of Standard Life have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(q)	Information for Subadviser of the Nationwide Amundi Global High Yield Fund, the Nationwide Amundi Strategic Income Fund and the Nationwide Amundi World Bond Fund.

(1)	Amundi Smith Breeden, LLC (“Amundi”) acts as subadviser to the Nationwide Amundi Global High Yield Fund, the Nationwide Amundi Strategic Income Fund and the Nationwide Amundi World Bond Fund. To the knowledge of the Registrant, the Directors and Officers of Amundi have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities, except as noted below as noted below:

Name and Position with Amundi	Other Company	Position with Other Company
Patrick R. Pagni Chairman	French American Cultural Exchange	Board Member

Michael J. Giarla Director/Chief Executive Officer	Roxbury Latin School	Trustee

	Center for Community Self-Help	Board member

	Giarla & Michelson Charitable Trust	Member

Stephen A. Eason Global Head of Investment Solutions	Durham Academy	Trustee

	Eason Energy Partners	Limited Partner

	Eason Energy, Inc.	CEO and Chairman

	Eason Foundation	President and Director

Hank W. Kinsley Managing Director	Durham Public Libraries	Director

ITEM 32.	PRINCIPAL UNDERWRITERS

(a)	Nationwide Fund Distributors LLC, the principal underwriter of the Trust, also acts as principal underwriter for Nationwide Variable Insurance Trust.

(b)	Herewith is the information required by the following table with respect to each director, officer or partner of Nationwide Fund Distributors LLC. The address for the persons listed below, except where otherwise noted, is 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name:	Position with NFD:	Position with Registrant:
Michael S. Spangler*	Chairman, Director and President	President, Chief Executive Officer and Principal Executive Officer

Holly A. Butson*	Chief Compliance Officer	N/A

Eric E. Miller	Vice President, General Counsel, and Assistant Secretary	Senior Vice President, General Counsel and Secretary

Lee T. Cummings	Vice President	Senior Vice President and Head of Operations

Lorraine A. McCamley	Associate Vice President	N/A

J. Morgan Elliott*	Associate Vice President and Assistant Treasurer	N/A

Craig Stokarski	Financial Operations Principal and Treasurer	N/A

Robert W. Horner, III*	Vice President and Secretary	N/A

Jennifer T. Grinstead*	Chief Marketing Officer	N/A

(c)	Not applicable.

*	The address for these individuals is One Nationwide Plaza, Columbus, Ohio 43215.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

J.P. Morgan Investor Services Co.

73 Tremont Street

Boston, Massachusetts 02108

Nationwide Funds Group

1000 Continental Drive, Suite 400

King of Prussia, PA 19406

ITEM 34.	MANAGEMENT SERVICES

Not applicable.

ITEM 35.	UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Nationwide Mutual Funds (a Delaware Statutory Trust) has duly caused this Post-Effective Amendment Nos. 200/201, to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on this 30th day of September 2016.

NATIONWIDE MUTUAL FUNDS

BY:	/s/ Allan J. Oster
Allan J. Oster, Attorney-In-Fact for Registrant

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NOS. 200/201, TO THE REGISTRATION STATEMENT OF NATIONWIDE MUTUAL FUNDS HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 30th DAY OF SEPTEMBER, 2016.

Signature & Title

Principal Executive Officer

/s/ Michael S. Spangler*
Michael S. Spangler, President, Chief Executive Officer and Principal Executive Officer

Principal Accounting and Financial Officer

/s/ Joseph Finelli*
Joseph Finelli, Vice President, Treasurer and Principal Financial Officer

Trustees

/s/ Charles E. Allen*
Charles E. Allen, Trustee

/s/ Paula H.J. Cholmondeley*
Paula H.J. Cholmondeley, Trustee

/s/ Phyllis Kay Dryden*
Phyllis Kay Dryden, Trustee

/s/ Barbara I. Jacobs*
Barbara I. Jacobs, Trustee

/s/ Keith F. Karlawish*
Keith F. Karlawish, Trustee

/s/ Carol A. Kosel*
Carol A. Kosel, Trustee

/s/ Douglas F. Kridler*
Douglas F. Kridler, Trustee

/s/ Lydia M. Marshall*
Lydia M. Marshall, Trustee

/s/ David C. Wetmore*
David C. Wetmore, Trustee and Chairman

*BY:	/s/ Allan J. Oster
Allan J. Oster, Attorney-In-Fact

EXHIBIT INDEX

Exhibit	No.

Exhibit A to Subadvisory Agreement	EX-28-d.4.s.1

Amendment to Global Custody Agreement	EX-28.g.1.d

Amendment to Global Custody Agreement	EX-28.g.1.e

Amendment to Global Custody Agreement	EX-28.g.1.f

Rider for Securities Lending to Global Custody Agreement	EX-28.g.5

Addendum to Fee Schedule to Rider for Securities Lending	EX-28.g.6